Use these links to rapidly review the document

INDEX TO FINANCIAL STATEMENTS

TABLE OF CONTENTS 4

Filed Pursuant to Rule 497
Securities Act File No. 333-230326

          PROSPECTUS SUPPLEMENT
(to Prospectus dated April 29, 2019)

6,000,000 Shares

New Mountain Finance Corporation

Common Stock

New Mountain Finance Corporation ("NMFC," the "Company," "we," "us," and "our") is a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. Our first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal, and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

We are offering for sale 6,000,000 shares of our common stock. We have granted the underwriters a 30-day option to purchase up to 900,000 additional shares of our common stock at the public offering price, less underwriting discounts and commissions.

Our common stock is listed on the New York Stock Exchange under the symbol "NMFC". On July 5, 2019, the last reported sales price on the New York Stock Exchange for our common stock was $14.02 per share, and the net asset value per share of our common stock on March 31, 2019 (the last date prior to the date of this prospectus supplement on which we determined our net asset value per share) was $13.45.

An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest in are subject to special risks. See "Risk Factors" beginning on page 22 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the United States Securities and Exchange Commission (http://www.sec.gov), which are available free of charge by contacting us by mail at 787 Seventh Avenue, 48th Floor, New York, New York 10019 or on our website at http://www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement and the accompanying prospectus.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(2)
Public Offering Price	$13.68	$82,080,000
Sales Load payable by us (Underwriting Discounts and Commissions)(1)(3)	$0.03	$180,000
Proceeds to us (before expenses)(1)	$13.65	$81,900,000
Sales Load payable to the underwriters by Investment Adviser (Underwriting Discounts and Commissions)(1)(2)(3)	$0.39	$2,340,000

(1)
New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser") has agreed to bear $2,340,000, or $0.39 per share, of the sales load in connection with this offering, which is reflected in the above table. All payments made by the Investment Adviser will not be subject to reimbursement by us. All other expenses of the offering will be borne by us. We will incur approximately $0.3 million of estimated expenses in connection with this offering.

(2)
To the extent that the underwriters sell more than 6,000,000 shares of our common stock, the underwriters have the option to purchase up to an additional 900,000 shares of our common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price, sales load payable by us, proceeds to us and sales load payable by the Investment Adviser will be $94,392,000, $207,000, $94,185,000 and $2,691,000, respectively. See "Underwriting".

(3)
See "Underwriting" for details of compensation to be received by the underwriters.

The underwriters expect to deliver the shares against payment in New York, New York on or about July 11, 2019.

Joint-Lead Bookrunners
Wells Fargo Securities	Morgan Stanley	Goldman Sachs & Co. LLC	Keefe, Bruyette & Woods A Stifel Company

Deutsche Bank Securities	UBS Investment Bank

Co-Managers
Janney Montgomery Scott	Oppenheimer & Co.

Prospectus Supplement dated July 8, 2019

i

ii

ABOUT THIS PROSPECTUS SUPPLEMENT

          You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, these securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of these securities. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

          This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. Please carefully read this prospectus supplement and the accompanying prospectus together with any exhibits and the additional information described under "Available Information" and "Prospectus Supplement Summary" in this prospectus supplement and the "Available Information", "Prospectus Summary" and "Risk Factors" sections of the accompanying prospectus before you make an investment decision. Unless otherwise indicated, all information included in this prospectus supplement assumes no exercise by the underwriters of their option to purchase up to an additional 900,000 shares of our common stock.

          This prospectus supplement includes summaries of certain provisions contained in some of the documents described in this prospectus supplement, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus supplement is a part, and you may obtain copies of those documents as described in the section titled "Available Information."

iii

PROSPECTUS SUPPLEMENT SUMMARY

          This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It may not contain all the information that is important to you. For a more complete understanding, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents to which we have referred in this prospectus supplement, together with the accompanying prospectus, including the risks set forth under "Risk Factors" in the accompanying prospectus, and the other information included in this prospectus supplement and the accompanying prospectus.

  In this prospectus supplement, unless the context otherwise requires, references to:

  •
  "NMFC", the "Company", "we", "us" and "our" refers to New Mountain Finance Corporation, a Delaware corporation, which was incorporated on June 29, 2010, including, where appropriate, its wholly-owned direct and indirect subsidiaries;

  •
  "NMF Holdings" and "Predecessor Operating Company" refers to New Mountain Finance Holdings, L.L.C., a Delaware limited liability company;

  •
  "NMF SLF" refers to New Mountain Finance SPV Funding, L.L.C., a Delaware limited liability company;

  •
  "NMNLC" refers to New Mountain Net Lease Corporation, a Maryland corporation;

  •
  "NMFDB" refers to New Mountain Finance DB, L.L.C., a Delaware limited liability company;

  •
  "SBIC I GP" refers to New Mountain Finance SBIC G.P. L.L.C., a Delaware limited liability company;

  •
  "SBIC I" refers to New Mountain Finance SBIC L.P., a Delaware limited partnership;

  •
  "SBIC II GP" refers to New Mountain Finance SBIC II G.P. L.L.C., a Delaware limited liability company;

  •
  "SBIC II" refers to New Mountain Finance SBIC II L.P., a Delaware limited partnership;

  •
  "Guardian AIV" refers to New Mountain Guardian AIV, L.P.;

  •
  "AIV Holdings" refers to New Mountain Finance AIV Holdings Corporation, a Delaware corporation which was incorporated on March 11, 2011, of which Guardian AIV was the sole stockholder;

  •
  "Investment Adviser" refers to New Mountain Finance Advisers BDC, L.L.C., our investment adviser;

  •
  "Administrator" refers to New Mountain Finance Administration, L.L.C., our administrator;

  •
  "New Mountain Capital" refers to New Mountain Capital Group, L.P. together with New Mountain Capital, L.L.C. and its affiliate whose ultimate owners include Steven B. Klinsky and other related vehicles;

  •
  "Predecessor Entities" refers to New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries prior to our initial public offering;

  •
  "NMFC Credit Facility" refers to our Senior Secured Revolving Credit Agreement with Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, dated June 4, 2014, as amended (together with the related guarantee and security agreement);

  •
  "Holdings Credit Facility" refers to NMF Holdings' Third Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 24, 2017, as amended;

  •
  "DB Credit Facility" refers to NMFDB's Loan Financing and Servicing Agreement with Deutsche Bank, AG, New York Branch, dated December 14, 2018, as amended;

  •
  "NMNLC Credit Facility" refers to NMNLC's Revolving Credit Agreement with KeyBank National Association, dated September 21, 2018;

  •
  "Predecessor Holdings Credit Facility" refers to NMF Holdings' Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated May 19, 2011, as amended;

  •
  "SLF Credit Facility" refers to NMF SLF's Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 27, 2010, as amended;

  •
  "2014 Convertible Notes" refers to our 5.00% convertible notes due June 15, 2019 issued on June 3, 2014 and September 30, 2016 under an indenture dated June 3, 2014, between us and U.S. Bank National Association, as trustee;

  •
  "2016 Unsecured Notes" refers to our 5.313% unsecured notes due May 15, 2021 issued on May 6, 2016 and September 30, 2016 to institutional investors in a private placement;

  •
  "2017A Unsecured Notes" refers to our 4.760% unsecured notes due July 15, 2022 issued on June 30, 2017 to institutional investors in a private placement;

  •
  "2018A Unsecured Notes" refers to our 4.870% unsecured notes due January 30, 2023 issued on January 30, 2018 to institutional investors in a private placement;

  •
  "2018B Unsecured Notes" refers to our 5.36% unsecured notes due June 28, 2023 issued on July 5, 2018 to institutional investors in a private placement;

  •
  "2019A Unsecured Notes" refers to our 5.494% unsecured notes due April 30, 2024 issued on April 30, 2019 to institutional investors in a private placement;

  •
  "Existing 2018 Convertible Notes" refers to our 5.75% convertible notes due August 15, 2023 issued on August 20, 2018 and August 30, 2018 under an indenture and a first supplemental indenture, both dated August 20, 2018, between us and U.S. Bank National Association, as trustee;

  •
  "5.75% Unsecured Notes" refers to our 5.75% unsecured notes due October 1, 2023, issued on September 25, 2018 and October 17, 2018 under an indenture, dated August 20, 2018, as supplemented by a second supplemental indenture thereto, dated September 25, 2018 between us and U.S. Bank National Association, as trustee;

  •
  "Unsecured Notes" refers to the 2016 Unsecured Notes, the 2017A Unsecured Notes, the 2018A Unsecured Notes, the 2018B Unsecured Notes and the 5.75% Unsecured Notes;

  •
  "Existing Convertible Notes" refers to the 2014 Convertible Notes, prior to their repayment on June 15, 2019, and the Existing 2018 Convertible Notes; and

  •
  "Additional 2018 Convertible Notes" refers to our 5.75% convertible notes due August 15, 2023 issued on June 7, 2019 under an indenture and a first supplemental indenture, both dated August 20, 2018, between us and U.S. Bank National Association, as trustee.

          For the periods prior to and as of December 31, 2013, all financial information provided in this prospectus supplement and accompanying prospectus reflect our organizational structure prior to the restructuring on May 8, 2014 described in "Note 1. Formation and Business Purpose — Restructuring" to our consolidated financial statements included in the accompanying prospectus, where NMF Holdings functioned as the operating company.

Overview

          We are a Delaware corporation that was originally incorporated on June 29, 2010 and completed our initial public offering ("IPO") on May 19, 2011. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. The Investment Adviser also manages New Mountain Guardian Partners II, L.P., a Delaware limited partnership, and New Mountain Guardian II Offshore, L.P., a Cayman Islands exempted limited partnership, (together "Guardian II"), which commenced operations in April 2017. The Administrator, a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct our day-to-day operations.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests.

          Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC I's and SBIC II's investment objectives are to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of March 31, 2019, our top five industry concentrations were business services, software, healthcare services, education and investment funds (which includes our investments in our joint ventures).

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal, and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of March 31, 2019, our net asset value was $1,083.3 million and our portfolio had a fair value of approximately $2,522.3 million in 97 portfolio companies, with a weighted average yield to maturity at cost for income producing investments ("YTM at Cost") of approximately 10.0% and a weighted average yield to maturity at cost for all investments ("YTM at Cost for Investments") of approximately 10.0%. The YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. The YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased as cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. YTM at Cost and YTM at Cost for Investments calculations exclude the impact of existing leverage. YTM at Cost and YTM at Cost for Investments uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

          On April 1, 2019, after receiving the required stockholder approval, we amended our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares.

          On April 30, 2019, we entered into a fourth supplement (the "Supplement") to our Amended and Restated Note Purchase Agreement, dated September 30, 2016 (the "NPA"). Pursuant to the Supplement, on April 30, 2019, we issued to certain institutional investors identified therein, in a private placement, $116.5 million in aggregate principal amount of 5.494% Series 2019A Notes due April 30, 2024 as an additional series of notes under the NPA. Except as set forth in the Supplement, the 2019A Unsecured Notes have the same terms as the $90.0 million in aggregate principal amount of the 5.313% Notes due May 15, 2021, the $55.0 million in aggregate principal amount of the 4.760% Series 2017A Notes due July 15, 2022, the $90.0 million in aggregate 4.870% Series 2018A Notes due January 30, 2023 and the $50.0 million in aggregate principal amount of the 5.360% Series 2018B Notes due June 28, 2023 (collectively, the "Prior Notes") that we previously issued pursuant to the NPA and the first, second and third supplement thereto, respectively. The 2019A Unsecured Notes will rank equal in priority with our other unsecured indebtedness, including the Prior Notes. Interest on the 2019A Unsecured Notes will be payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2019.

          On May 1, 2019, our board of directors declared a second quarter 2019 distribution of $0.34 per share which was paid on June 28, 2019 to holders of record as of June 14, 2019.

          On May 7, 2019, we entered into the Third Amendment to Loan and Security Agreement (the "Third Amendment"), which amended the Holdings Credit Facility, by and among us, as the collateral manager, NMF Holdings, as the borrower, Wells Fargo Bank, National Association ("Wells Fargo Bank"), as the administrative agent, the lenders party thereto (the "Lenders"), and Wells Fargo Bank, as collateral custodian. The Third Amendment increased the maximum amount of the Holdings Credit Facility from $695.0 million to $800.0 million. Fifth Third Bank was joined to the Holdings Credit Facility through a Joinder Supplement, dated May 7, 2019, and certain existing Lenders increased their commitments such that, as of the date of the Third Amendment, the aggregate commitments of the Lenders equals $720.0 million. The Holdings Credit Facility continues to have a revolving period ending on October 24, 2020, and will still mature on October 24, 2022.

          On June 7, 2019, we closed a public offering of an additional $86.25 million in aggregate principal amount of Additional 2018 Convertible Notes, which includes $11.25 million in aggregate principal amount of the Additional 2018 Convertible Notes that were issued pursuant to the full exercise of the option granted to the underwriters to purchase Additional 2018 Convertible Notes. The Additional 2018 Convertible Notes were priced at 100.5% of par value, plus accrued interest from February 15, 2019. The total net proceeds from the offering, exclusive of accrued interest from February 15, 2019 and offering expenses, was $86.25 million. The Additional 2018 Convertible Notes issued constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115.0 million in aggregate principal amount of the Existing 2018 Convertible Notes issued in August 2018.

          On June 15, 2019 the outstanding 2014 Convertible Notes of $155.3 million matured and we repaid the principal and interest in cash.

          Due to the untimely death of Kurt J. Wolfgruber on June 17, 2019, as of the date of this prospectus supplement, our Board of Directors does not consist of a majority of non-interested persons, as such term is defined in Section 2(a)(19) of the 1940 Act. However, in accordance with Section 56(b) of the 1940 Act, the requirement to have a majority of non-interested persons on our Board of Directors is suspended for 90 days. We are actively searching for a new non-interested person to add to our Board of Directors and expect to have a Board of Directors that consists of a majority of non-interested persons within the time period prescribed by the 1940 Act. Moreover, Rome G. Arnold replaced Mr. Wolfgruber as the Chairman of our Audit Committee.

          On June 28, 2019, we entered into Amendment No. 2 to the Loan Financing and Servicing Agreement (the "Second Amendment"), which amended the DB Credit Facility, by and among us, as the equityholder and the servicer, NMFDB, as the borrower, Deutsche Bank AG, New York Branch ("DBNY"), as the facility agent, U.S. Bank National Association, as the collateral agent and collateral custodian, and DBNY as agent and lender, and each of the other lenders and agents parties from time to time party thereto. The Second Amendment, among other things, increased the maximum facility amount and the commitment of DBNY under the DB Credit Facility from $100.0 million to $150.0 million and lowered the applicable margin for calculating interest from 2.85% per annum to 2.60% per annum. The DB Credit Facility continues to have a revolving period ending on December 14, 2021, and will still mature on December 14, 2023.

          We had approximately $183.3 million of originations and commitments since the end of the first quarter through June 30, 2019. This was offset by approximately $68.3 million of repayments during the same period.

Preliminary Estimates of Net Asset Value and Net Investment Income

          Set forth below is a preliminary estimate of our net asset value per share as of June 30, 2019 and a preliminary estimate of our net investment income per share range for the three months ended June 30, 2019. The following estimates are not a comprehensive statement of our financial condition or results for the period ended June 30, 2019. We advise you that our actual results for the three months ended June 30, 2019 may differ materially from these estimates, which are given only as of the date of this prospectus supplement, as a result of the completion of our financial closing procedures, final adjustments and other developments, including changes in interest rates, changes in the businesses to whom we have made loans or market and industry fluctuations, which may arise between now and the time that our financial results for the three months ended June 30, 2019 are finalized. This information is inherently uncertain.

          As of the date of this prospectus supplement, we estimate that our net asset value per share as of June 30, 2019 was approximately $13.40 to $13.50.

          As of the date of this prospectus supplement, we currently expect that our net investment income per share was between $0.34 and $0.35 for the three months ended June 30, 2019.

          The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither Deloitte & Touche LLP, our independent registered public accounting firm, nor any other independent accountants have audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. The Investment Adviser also manages Guardian II, which commenced operations in April 2017. As of March 31, 2019, the Investment Adviser was supported by over 145 employees and senior advisors of New Mountain Capital.

          The Investment Adviser is managed by a five member investment committee (the "Investment Committee"), which is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Beginning in August 2018, Andre V. Moura was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding in 1999. We focus on companies in defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that have secular tailwinds and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include software, education, niche healthcare, business services, federal services and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co. LLC's Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. John R. Kline, our President and Chief Operating Officer and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. LLC in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Targets investments in companies with significant equity value in excess of our debt investments.

Access to Non Mark to Market, Seasoned Leverage Facility

          The amount available under the Holdings Credit Facility and DB Credit Facility are generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. None of our credit facilities, with the exception of the NMNLC Credit Facility, which matures in September 2019, mature prior to June 2022. For a detailed discussion of our credit facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources" in this prospectus supplement.

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Increased regulatory scrutiny of banks has reduced middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Conservative loan to value.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, original issue discount, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

Operating and Regulatory Structure

          We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act and are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 150.0% (which means we can borrow $2 for every $1 of our equity), which was reduced from 200% effective as of June 9, 2018 by approval of our stockholders. Changing the asset coverage ratio permits us to double our leverage, which may result in increased leverage risk and increased expenses. We include the assets and liabilities of our consolidated subsidiaries for purposes of satisfying the requirements under the 1940 Act. See "Regulation — Senior Securities" in the accompanying prospectus.

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. See "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements. We intend to distribute to our stockholders substantially all of our annual taxable income except that we may retain certain net capital gains for reinvestment.

          We have established the following wholly-owned direct and indirect subsidiaries:

  •
  NMF Holdings and NMFDB, whose assets are used secure the NMF Holdings' credit facility and NMFDB's credit facility, respectively;

  •
  SBIC I and SBIC II, who have received licenses from the United States ("U.S.") Small Business Administration (the "SBA") to operate as small business investment companies ("SBICs") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act") and their general partners, SBIC I GP and SBIC II GP, respectively;

  •
  NMNLC, which acquires commercial real properties that are subject to "triple net" leases and which has elected to be treated, and intends to continue to qualify annually, as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code;

  •
  NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID NGL Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), which serve as tax blocker corporations by holding equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities); we consolidate our tax blocker corporations for accounting purposes but the tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies; and

  •
  New Mountain Finance Servicing, L.L.C. ("NMF Servicing"), which serves as the administrative agent on certain investment transactions.

Risks

          An investment in our common stock involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See "Risk Factors" in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in our common stock. The value of our assets, as well as the market price of our common stock, will fluctuate. Our investments may be risky, and you may lose all or part of your investment. Investing in us involves other risks, including the following:

  •
  We may suffer credit losses;

  •
  We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital;

  •
  There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be, in private companies and recorded at fair value;

  •
  Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed;

  •
  The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business;

  •
  We operate in a highly competitive market for investment opportunities and may not be able to compete effectively;

  •
  Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates;

  •
  Our business, results of operations and financial condition depend on our ability to manage future growth effectively;

  •
  We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us;

  •
  Changes in interest rates may affect our cost of capital and net investment income;

  •
  Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies;

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business;

  •
  Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to your interests;

  •
  We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain tax treatment as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;

  •
  We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business;

  •
  Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in the Company;

  •
  Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively;

  •
  We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes;

  •
  Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments;

  •
  The lack of liquidity in our investments may adversely affect our business;

  •
  Economic recessions, downturns or government spending cuts could impair our portfolio companies and harm our operating results;

  •
  The market price of our common stock may fluctuate significantly; and

  •
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Company Information

          Our administrative and executive offices are located at 787 Seventh Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We maintain a website at www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

Presentation of Historical Financial Information and Market Data

Historical Financial Information

          Unless otherwise indicated, historical references contained in this prospectus supplement and the accompanying prospectus for periods prior to and as of December 31, 2013 in "Senior Securities" relate to NMF Holdings. The consolidated financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are NMF Holdings' historical consolidated financial statements.

Market Data

          Statistical and market data used in this prospectus supplement and the accompanying prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus supplement and accompanying prospectus. See "Cautionary Statement Regarding Forward-Looking Statements" in this prospectus supplement and the accompanying prospectus.

OFFERING

Common Stock Offered	We are offering 6,000,000 shares of our common stock. To the extent that the underwriters sell more than 6,000,000 shares of our common stock, the underwriters have the option to purchase up to an additional 900,000 shares of our common stock at the initial public offering price, less the underwriting discounts and commissions (sales load), within 30 days of the date of this prospectus supplement.
Shares of Our Common Stock Currently Outstanding	80,610,302 shares.
Shares of Our Common Stock Outstanding After This Offering

86,610,302 shares, excluding 900,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters. This amount does not include any shares which may be issuable upon conversion of existing securities.

Use of Proceeds

Our net proceeds from this offering will be approximately $81.6 million, after deducting $0.2 million of sales load and estimated offering expenses of approximately $0.3 million payable by us. In addition, the Investment Adviser has agreed to bear $2.3 million of sales load in connection with this offering, which will not be subject to reimbursement by us. If the underwriters' option to purchase additional shares is exercised in full, our net proceeds from this offering will be approximately $93.9 million, after deducting $0.2 million of sales load and estimated offering expenses of approximately $0.3 million payable by us. In addition, if the underwriters' option to purchase additional shares is exercised in full, the Investment Adviser has agreed to bear $2.7 million of sales load in connection with this offering, which will not be subject to reimbursement by us. We intend to use the net proceeds from this offering primarily for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. We may also use a portion of the net proceeds from the sale of shares of our common stock sold in this offering for other general corporate purposes, including to temporarily repay indebtedness (which will be subject to reborrowing), and other working capital requirements. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. We expect that it will take up to three months for us to substantially invest the net proceeds of this offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal. Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment.

These temporary investments are expected to provide a lower net return than we hope to achieve from our target investments and, accordingly, may result in lower distributions, if any, during such period. See "Use of Proceeds" in this prospectus supplement.

New York Stock Exchange Symbol of Common Stock	"NMFC"
Investment Advisory Fees

We pay the Investment Adviser a fee for its services under an investment advisory and management agreement (the "Investment Management Agreement") consisting of two components — a base management fee and an incentive fee. Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, which equals our total assets, as determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"), less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature each as described in the Investment Management Agreement. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our "Adjusted Realized Capital Gains", if any, on a cumulative basis from inception through the end of the year, computed net of all "Adjusted Realized Capital Losses" and "Adjusted Unrealized Capital Depreciation" on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee each as described in the Investment Management Agreement. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. See "Investment Management Agreement" in the accompanying prospectus.

Administrator

The Administrator serves as our administrator and arranges our office space and provides us with office equipment and administrative services. The Administrator performs, or oversees the performance of, our financial records, prepares reports to our stockholders and reports filed by us with the SEC, monitors the payment of our expenses, and oversees the performance of administrative and professional services rendered to us by others. We reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under an administration agreement, as amended and restated (the "Administration Agreement"). The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three months ended March 31, 2019, approximately $0.7 million of indirect administrative expenses were included in administrative expenses, of which no indirect administrative expenses were waived by the Administrator. As of March 31 2019, $0.7 million of indirect administrative expenses were included in payable to affiliates. See "Administration Agreement" in the accompanying prospectus.

Distributions

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital, which is a return of a portion of a shareholder's original investment in our common stock, for U.S. federal income tax purposes. Generally, a return of capital will reduce an investor's basis in our stock for U.S. federal income tax purposes, which will result in a higher tax liability when the stock is sold. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See "Price Range of Common Stock and Distributions" in this prospectus supplement and the accompanying prospectus.

Taxation of NMFC

We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually to our stockholders at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Price Range of Common Stock and Distributions" in this prospectus supplement and in the accompanying prospectus and "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus.

Dividend Reinvestment Plan

We have adopted an "opt out" dividend reinvestment plan for our stockholders. As a result, if we declare a distribution, then your cash distributions will be automatically reinvested in additional shares of our common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash. We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of our shares. We reserve the right to either issue new shares or purchase shares of our common stock in the open market in connection with our implementation of the plan if the price at which newly issued shares are to be credited to stockholders' accounts does not exceed 110.0% of the last determined net asset value of the shares. See "Dividend Reinvestment Plan" in the accompanying prospectus.

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

License Agreement

We have entered into a royalty-free license agreement with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us a non-exclusive license to use the names "New Mountain" and "New Mountain Finance". See "License Agreement" in the accompanying prospectus.

Leverage

We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See "Risk Factors" in the accompanying prospectus.

Anti-Takeover Provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See "Description of Capital Stock — Delaware

Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures" in the accompanying prospectus.
Available Information

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended (the "Securities Act"). The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is available on the SEC's website at http://www.sec.gov. This information is also available free of charge by contacting us at New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at www.newmountainfinance.com. Information contained on our website or on the SEC's website about us is not incorporated into this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus supplement and the accompanying prospectus.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly on an as-converted basis. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by "you", "NMFC", or "us" or that "we", "NMFC", or the "Company" will pay fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in us. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	0.22%	(1)
Offering expenses borne by us (as a percentage of offering price)	0.37%	(2)
Dividend reinvestment plan fees (per sales transaction)	$15.00	(3)

Total stockholder transaction expenses (as a percentage of offering price)	0.59%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	4.03%	(4)
Incentive fees payable under the Investment Management Agreement	2.36%	(5)
Interest payments on borrowed funds	6.50%	(6)
Other expenses	0.79%	(7)
Acquired fund fees and expenses	2.02%	(8)

Total annual expenses	15.70%	(9)
Base management fee waiver	(0.87)%(10)

Total annual expenses after the base management fee waiver	14.83%	(9)(10)

(1)
Represents the sales load to be paid by us with respect to the shares of common stock to be sold by us in this offering for which the calculation is adjusted. The Investment Adviser has agreed to bear $0.39 per share, or approximately 2.9% of the offering price, of the sales load in connection with this offering, which is not reflected in the above table and will not be subject to reimbursement by us. There is no guaranty that there will be any sales of our common stock pursuant to this prospectus supplement or the accompanying prospectus.

(2)
The offering expenses of this offering are estimated to be approximately $0.3 million.

(3)
If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. The expenses of the dividend reinvestment plan are included in "other expenses." The plan administrator's fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan. For additional information, see "Dividend Reinvestment Plan" in the accompanying prospectus.

(4)
The base management fee under the Investment Management Agreement is based on an annual rate of 1.75% of our average gross assets for the two most recent quarters, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. The base management fee reflected in the table above is based on the three months ended March 31, 2019 and is calculated without deducting any management fees waived. See "Investment Management Agreement" in the accompanying prospectus.

(5)
Assumes that annual incentive fees earned by the Investment Adviser remain consistent with the gross incentive fees earned by the Investment Adviser during the three months ended March 31, 2019 and calculated without deducting any incentive fees waived. For the three months ended March 31, 2019, no incentive fees were waived by the Investment Adviser. The Investment Adviser cannot recoup incentive fees that the Investment Adviser has previously waived. As of March 31, 2019, we did not have a capital gains incentive fee accrual. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the three months ended March 31, 2019. For more detailed information about the incentive fee calculations, see "Investment Management Agreement" in the accompanying prospectus.

(6)
We may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by our stockholders. As of March 31, 2019, we had $567.1 million, $135.0 million, $50.0 million, $115.0 million, $336.8 million and $165.0 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility, the Existing 2018 Convertible Notes, the Unsecured Notes and the SBA-guaranteed debentures, respectively. For purposes of this calculation, we have assumed the March 31, 2019 amounts outstanding under the Holdings Credit Facility, NMFC Credit Facility, DB Credit Facility, Existing 2018 Convertible Notes, Unsecured Notes and SBA-guaranteed debentures, and have computed interest expense using an assumed interest rate of 4.5% for the Holdings Credit Facility, 5.0% for the NMFC Credit Facility, 5.5% for the DB Credit Facility, 5.75% for the Existing 2018 Convertible Notes, 5.2% for the Unsecured Notes and 3.3% for the SBA-guaranteed debentures, which were the rates payable as of March 31, 2019. See "Senior Securities" in this prospectus supplement. In addition, for the purpose of this calculation, we have included $116.5 million of 2019A Unsecured Notes outstanding and $86.3 million of additional 2018 Convertible Notes outstanding and have computed interest expense assuming an interest rate of 5.494% for the 2019A Unsecured Notes and 5.75% for the additional 2018 Convertible Notes. We also computed interest expense taking into account the repayment of $155.3 million of our 2014 Convertible Notes which occurred on June 15, 2019.

(7)
"Other expenses" include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. Pursuant to the Administration Agreement, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. This expense ratio is calculated without deducting any expenses waived or reimbursed by the Administrator. For the three months ended March 31, 2019, we reimbursed the Administrator approximately $0.7 million for indirect administrative expenses that our Administrator did not waive, which represents approximately 0.03% of our gross assets. See "Administration Agreement" in the accompanying prospectus.

(8)
The holders of shares of our common stock indirectly bear the expenses of our investment in NMFC Senior Loan Program I, LLC ("SLP I"), NMFC Senior Loan Program II, LLC ("SLP II") and NMFC Senior Loan Program III, LLC ("SLP III"). No management fee is charged on our investment in SLP I in connection with the administrative services provided to SLP I. As SLP II and SLP III are structured as private joint ventures, no management fees are paid by SLP II and SLP III. Future expenses for SLP I, SLP II and SLP III may be substantially higher or lower because certain expenses may fluctuate over time.

(9)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

(10)
Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. The base management fee waiver reflected in the table above is based on the base management fees waived during the three months ended March 31, 2019. See "Investment Management Agreement" in the accompanying prospectus.

Example

          The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return without realization of any capital gains	$133	$364	$556	$903

          The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

          While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return completely in the form of net realized capital gains	$142	$385	$582	$928

          The example assumes a sales load borne by us of 0.3%. In addition, while the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding the dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

          The selected financial data should be read in conjunction with the respective consolidated financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus supplement and the accompanying prospectus. Financial information for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 has been derived from the Predecessor Operating Company and our financial statements and the related notes thereto that were audited by Deloitte & Touche LLP, an independent registered public accounting firm. The financial information at and for the three months ended March 31, 2019 was derived from our unaudited consolidated financial statements and related consolidated notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. Our results for the interim periods may not be indicative of our results for any future interim period or the full year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" in this prospectus supplement and the accompanying prospectus for more information.

          The below selected financial and other data is for NMFC.

(in thousands except shares, per share data and number of portfolio companies)

	Three Months Ended March 31, 2019	Year Ended December 31,
New Mountain Finance Corporation		2018	2017	2016	2015	2014
Statement of Operations Data:
Investment income	$64,191	$231,465	$197,806	$168,084	$153,855	$91,923
Investment income allocated from NMF Holdings	—	—	—	—	—	43,678
Net expenses	36,741	125,433	95,602	79,976	71,360	34,727
Net expenses allocated from NMF Holdings	—	—	—	—	—	20,808
Net investment income	27,450	106,032	102,204	88,108	82,495	80,066
Net realized gains (losses) on investments	46	(9,657)	(39,734)	(16,717)	(12,789)	357
Net realized and unrealized gains allocated from NMF Holdings	—	—	—	—	—	9,508
Net change in unrealized appreciation (depreciation) of investments	16,314	(22,206)	50,794	40,131	(35,272)	(43,863)
Net change in unrealized (depreciation) of securities purchased under collateralized agreements to resell	—	(1,704)	(4,006)	(486)	(296)	—
Benefit (provision) for taxes	110	(112)	140	642	(1,183)	(493)
Net increase in net assets resulting from operations	43,920	72,353	109,398	111,678	32,955	45,575
Per share data:
Net asset value	$13.45	$13.22	$13.63	$13.46	$13.08	$13.83
Net increase in net assets resulting from operations (basic)	0.56	0.95	1.47	1.72	0.55	0.88
Net increase in net assets resulting from operations (diluted)(1)	0.49	0.91	1.38	1.60	0.55	0.86
Distributions declared(2)	0.34	1.36	1.36	1.36	1.36	1.48

	Three Months Ended March 31, 2019	Year Ended December 31,
New Mountain Finance Corporation		2018	2017	2016	2015	2014
Balance sheet data:
Total assets(3)	$2,650,116	$2,448,666	$1,928,018	$1,656,018	$1,588,146	$1,500,868
Holdings Credit Facility	567,063	512,563	312,363	333,513	419,313	468,108
Unsecured Notes	336,750	336,750	145,000	90,000	—	—
Existing Convertible Notes	270,273	270,301	155,412	155,523	115,000	115,000
SBA-guaranteed debentures	165,000	165,000	150,000	121,745	117,745	37,500
NMFC Credit Facility	135,000	60,000	122,500	10,000	90,000	50,000
DB Credit Facility	50,000	57,000	—	—	—	—
Total net assets	1,083,279	1,006,269	1,034,975	938,562	836,908	802,170
Other data:
Total return based on market value(4)	10.57%	2.70%	5.54%	19.68%	(4.00)%	9.66%
Total return based on net asset value(5)	4.34%	7.16%	11.77%	13.98%	4.32%	6.56%
Number of portfolio companies at period end	97	92	84	78	75	71
Total new investments for the period(6)	$158,328	$1,321,559	$999,677	$558,068	$612,737	$720,871
Investment sales and repayments for the period(6)	$5,857	$802,964	$767,360	$547,078	$483,936	$384,568
Weighted average YTM at Cost on debt portfolio at period end (unaudited)(7)	10.0%	10.4%	10.9%	11.1%	10.7%	10.7%
Weighted average YTM at Cost for Investments at period end (unaudited)(7)	10.0%	10.4%	10.9%	10.5%	10.7%	10.6%
Weighted average shares outstanding for the period (basic)	78,457,641	76,022,375	74,171,268	64,918,191	59,715,290	51,846,164
Weighted average shares outstanding for the period (diluted)	95,857,530	88,627,741	83,995,395	72,863,387	66,968,089	56,157,835
Portfolio turnover(6)	0.23%	36.75%	41.98%	36.07%	33.93%	29.51%

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the year ended December 31, 2015, there was anti-dilution. For the three months ended March 31, 2019 and the years ended December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2014, there was no anti-dilution.

(2)
Distributions declared in the year ended December 31, 2014 include a $0.12 per share special dividend related to realized capital gains attributable to NMF Holdings' warrant investments in Learning Care Group (US), Inc.

(3)
On January 1, 2016, we adopted Accounting Standard Update No. 2015-03, Interest — Imputation of Interest Subtopic 835-30 — Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"). Upon adoption, we revised our presentation of deferred financing costs from an asset to a liability, which is a direct deduction to our debt on the Consolidated Statements of Assets and Liabilities. In addition, as of December 31, 2015 and December 31, 2014, we retrospectively revised our presentation of $14.0 million and $14.1 million, respectively, of deferred financing costs that were previously presented as an asset, which resulted in a decrease to total assets and total liabilities as of December 31, 2015 and December 31, 2014.

(4)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the period and a sale on the closing of the last business day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under our dividend reinvestment plan.

(5)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(6)
For the year ended December 31, 2014, amounts include our investment activity and the investment activity of the Predecessor Operating Company.

(7)
The weighted average YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. The YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. YTM at Cost and YTM at Cost for Investments calculations exclude the impact of existing leverage. YTM at Cost and YTM at Cost for Investments use the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors. Adjusted cost reflects the cost for post-IPO investments in accordance with accounting principles generally accepted in the United States of America ("GAAP") and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

SELECTED QUARTERLY FINANCIAL DATA

          The selected quarterly financial data should be read in conjunction with our respective consolidated financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus supplement and the accompanying prospectus. The following table sets forth certain quarterly financial data for the quarter ended March 31, 2019 and each of the quarters for the fiscal years ended December 31, 2018 and December 31, 2017. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included in this prospectus supplement and the accompanying prospectus for more information.

          The below selected quarterly financial data is for NMFC.

(in thousands except for per share data)

	Total Investment Income		Net Investment Income		Total Net Realized Gains (Losses) and Net Changes in Unrealized Appreciation (Depreciation) of Investments(1)		Net Increase (Decrease) in Net Assets Resulting from Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
March 31, 2019	$64,191	$0.82	$27,450	$0.35	$16,470	$0.21	$43,920	$0.56
December 31, 2018	$63,509	$0.83	$27,458	$0.36	$(28,842)	$(0.38)	$(1,384)	$(0.02)
September 30, 2018	60,469	0.79	27,117	0.35	(357)	—	26,760	0.35
June 30, 2018	54,598	0.72	25,721	0.34	(2,588)	(0.03)	23,133	0.31
March 31, 2018	52,889	0.70	25,736	0.34	(1,892)	(0.03)	23,844	0.31
December 31, 2017	$53,244	$0.70	$26,683	$0.35	$194	$—	$26,877	$0.35
September 30, 2017	51,236	0.68	26,292	0.35	(1,516)	(0.02)	24,776	0.33
June 30, 2017	50,019	0.66	25,798	0.34	1,530	0.02	27,328	0.36
March 31, 2017	43,307	0.62	23,431	0.34	6,986	0.10	30,417	0.44

(1)
Includes securities purchased under collateral agreements to resell, benefit (provision) for taxes and the accretive effect of common stock issuances per share, if applicable.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipate", "believe", "continue", "could", "estimate", "expect", "intend", "may", "plan", "potential", "project", "seek", "should", "target", "will", "would" or variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

  •
  the preliminary estimates of our net asset value and adjusted net investment income;

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

          These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

  •
  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

  •
  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

  •
  the risks, uncertainties and other factors we identify in the accompanying prospectus, and elsewhere in this prospectus supplement, the accompanying prospectus and in our filings with the SEC.

          Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the accompanying prospectus, and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the date of this prospectus supplement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

CAPITALIZATION

          The following table sets forth our capitalization as of March 31, 2019:

  •
  on an actual basis;

  •
  on an adjusted basis to give effect to the issuance of $116.5 million in aggregate principal amount of 2019A Unsecured Notes issued on April 30, 2019 to certain institutional investors in a private placement, the issuance of $86.25 million aggregate principal amount of Additional 2018 Convertible Notes issued on June 7, 2019 in a public offering and the repayment of $155.3 million aggregate principal amount of 2014 Convertible Notes on June 15, 2019; and

  •
  on an as further adjusted basis to give effect to the assumed sale of 6,000,000 shares of our common stock by us in this offering at a public offering price of $13.68 per share, after deducting the estimated sales load (underwriting discounts and commisions) of approximately $0.2 million and estimated offering expenses of approximately $0.3 million payable by us.

          You should read this table together with "Use of Proceeds" and the financial statements and related notes thereto included elsewhere in this prospectus supplement and the accompanying prospectus.

(in thousands)	Actual (unaudited)	As Adjusted (unaudited)	As Further Adjusted (unaudited)
Assets:
Cash and cash equivalents	$65,571	$65,571	$147,166
Investments at fair value	2,522,305	2,522,305	2,522,305
Other assets	62,240	62,240	62,240

Total assets	$2,650,116	$2,650,116	$2,731,711

Liabilities:
Net outstanding borrowings	$1,507,900	$1,305,150	$1,305,150
2019A Unsecured Notes	—	116,500	116,500
Additional 2018 Convertible Notes	—	86,250	86,250
Other liabilities	58,937	58,937	58,937

Total liabilities	$1,566,837	$1,566,837	$1,566,837

Net assets	$1,083,279	$1,083,279	$1,164,874

Net assets:
Preferred stock, par value $0.01 per share; 2,000,000 shares authorized, none issued	$—	$—	$—
Common stock, par value $0.01 per share; 100,000,000 shares, 100,000,000 shares and 200,000,000 shares authorized, respectively, and, 80,519,430 shares, 80,519,430 shares and 86,519,430 shares issued and outstanding, respectively	805	805	865
Paid in capital in excess of par	1,096,017	1,096,017	1,177,552
Accumulated overdistributed earnings	(13,543)	(13,543)	(13,543)

Total net assets	1,083,279	1,083,279	1,164,874

USE OF PROCEEDS

          We estimate that we will receive net proceeds from the sale of the 6,000,000 shares of our common stock in this offering of approximately $81.6 million, after deducting underwriting discounts and commissions of approximately $0.2 million and estimated offering expenses of approximately $0.3 million payable by us. In addition, the Investment Adviser has agreed to bear $2.3 million of sales load in connection with this offering, which will not be subject to reimbursement by us. If the underwriters' option to purchase additional shares is exercised in full, our net proceeds from this offering will be approximately $93.9 million, after deducting underwriting discounts and commissions of approximately $0.2 million and estimated offering expenses of approximately $0.3 million payable by us. In addition, if the underwriters' option to purchase additional shares is exercised in full, the Investment Adviser has agreed to bear $2.7 million of sales load in connection with this offering, which will not be subject to reimbursement by us.

          We intend to use the net proceeds from this offering primarily for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. We may also use a portion of the net proceeds from the sale of shares of our common stock sold in this offering for other general corporate purposes, including to temporarily repay indebtedness (which will be subject to reborrowing), and other working capital requirements. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments.

          We expect that it will take up to three months for us to substantially invest the net proceeds from this offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

          Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These temporary investments are expected to provide a lower net return than we hope to achieve from our target investments and, accordingly, may result in lower distributions, if any, during such period.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

          Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "NMFC". The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the net asset value ("NAV") per share of our common stock, the high and low closing sale price for our common stock, the closing sale price as a percentage of NAV and the quarterly distributions per share.

		Closing Sales Price(3)
				Premium or Discount of High Closing Sales to NAV(4)	Premium or Discount of Low Closing Sales to NAV(4)	Declared Dividends Per Share(5)(6)
	NAV Per Share(2)
Fiscal Year Ended		High	Low
December 31, 2019
Third Quarter(1)	*	$14.07	$13.91	*	*	*
Second Quarter	*	$14.35	$13.49	*	*	$0.34
First Quarter	$13.45	$14.16	$12.78	5.28%	(4.98)%	$0.34
December 31, 2018
Fourth Quarter	$13.22	$13.83	$12.25	4.61%	(7.34)%	$0.34
Third Quarter	$13.58	$14.25	$13.50	4.93%	(0.59)%	$0.34
Second Quarter	$13.57	$13.95	$13.25	2.80%	(2.36)%	$0.34
First Quarter	$13.60	$13.75	$12.55	1.10%	(7.72)%	$0.34
December 31, 2017
Fourth Quarter	$13.63	$14.50	$13.55	6.38%	(0.59)%	$0.34
Third Quarter	$13.61	$14.70	$13.55	8.01%	(0.44)%	$0.34
Second Quarter	$13.63	$14.95	$14.35	9.68%	5.28%	$0.34
First Quarter	$13.56	$14.90	$14.00	9.88%	3.24%	$0.34

(1)
Period from July 1, 2019 through July 5, 2019.

(2)
NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(3)
Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for distributions.

(4)
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

(5)
Represents the distributions declared or paid for the specified quarter.

(6)
Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year.

*
Not determinable at the time of filing.

          On July 5, 2019, the last reported sales price of our common stock was $14.02 per share. As of July 5, 2019, we had approximately fourteen stockholders of record and approximately two beneficial owners whose shares are held in the names of brokers, dealers, funds, trusts and clearing agencies.

          Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on May 19, 2011, our shares of common stock have traded at times at both a discount and a premium to the net assets attributable to those shares. As of July 5, 2019, our shares of common stock traded at a premium of approximately 4.2% of the NAV attributable to those shares as of March 31, 2019. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

          We intend to pay quarterly distributions to our stockholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately our entire net investment income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital, which is a return of a portion of a stockholder's original investment in our common stock, for U.S. federal tax purposes. Generally, a return of capital will reduce an investor's basis in our stock for U.S. federal income tax purposes, which will result in a higher tax liability when the stock is sold. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year.

          We maintain an "opt out" dividend reinvestment plan on behalf of our stockholders, pursuant to which each of our stockholders' cash distributions will be automatically reinvested in additional shares of our common stock, unless the stockholder elects to receive cash.

          We apply the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined NAV of the shares, we will use only newly issued shares to implement the dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined NAV of the shares, we will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Per Share Amount
May 1, 2019	June 14, 2019	June 28, 2019	$0.34
February 22, 2019	March 15, 2019	March 29, 2019	0.34

			$0.68
November 1, 2018	December 14, 2018	December 28, 2018	$0.34
August 1, 2018	September 14, 2018	September 28, 2018	0.34
May 2, 2018	June 15, 2018	June 29, 2018	0.34
February 21, 2018	March 15, 2018	March 29, 2018	0.34

			$1.36
November 2, 2017	December 15, 2017	December 28, 2017	$0.34
August 4, 2017	September 15, 2017	September 29, 2017	0.34
May 4, 2017	June 16, 2017	June 30, 2017	0.34
February 23, 2017	March 17, 2017	March 31, 2017	0.34

			$1.36

          Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2018 and December 31, 2017, total distributions were $103.4 million and $100.9 million, respectively, of which the distributions were comprised of approximately 83.74% and 71.50%, respectively, of ordinary income, 0.00% and 0.00%, respectively, of long-term capital gains and approximately 16.26% and 28.50%, respectively, of a return of capital. Future quarterly distributions, if any, will be determined by our board of directors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. The following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Cautionary Statement Regarding Forward-Looking Statements" appearing elsewhere in this prospectus supplement and the accompanying prospectus.

Overview

          We are a Delaware corporation that was originally incorporated on June 29, 2010 and completed our IPO on May 19, 2011. We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act. Since our IPO, and through March 31, 2019, we raised approximately $673.9 million in net proceeds from additional offerings of our common stock.

          The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. The Investment Adviser also manages Guardian II, which commenced operations in April 2017. The Administrator, a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct our day-to-day operations.

          We have established the following wholly-owned direct and indirect subsidiaries:

  •
  NMF Holdings and NMFDB, whose assets are used to secure NMF Holdings' credit facility and NMFDB's credit facility, respectively;

  •
  SBIC I and SBIC II, who have received licenses from the U.S. Small Business Administration SBA to operate as SBICs under Section 301(c) of the 1958 Act and their general partners, SBIC I GP and SBIC II GP, respectively;

  •
  NMNLC, which acquires commercial real properties that are subject to "triple net" leases and which has elected to be treated, and intends to continue to qualify annually, as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code;

  •
  NMF Ancora, NMF QID and NMF YP, which serve as tax blocker corporations by holding equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities); we consolidate our tax blocker corporations for accounting purposes but the tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies; and

  •
  NMF Servicing, which serves as the administrative agent on certain investment transactions.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests.

          Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC I's and SBIC II's investment objectives are to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of March 31, 2019, our top five industry concentrations were business services, software, healthcare services, education and investment funds (which includes our investments in our joint ventures).

          As of March 31, 2019, our net asset value was $1,083.3 million and our portfolio had a fair value of approximately $2,522.3 million in 97 portfolio companies, with a YTM at Cost of approximately 10.0% and a YTM at Cost for Investments of approximately 10.0%. The YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. The YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. YTM at Cost and YTM at Cost for Investments calculations exclude the impact of existing leverage. YTM at Cost and YTM at Cost for Investments use the LIBOR curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

          On April 1, 2019, after receiving the required stockholder approval, we amended our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares.

          On April 30, 2019, we entered into a Supplement to our NPA. Pursuant to the Supplement, on April 30, 2019, we issued to certain institutional investors identified therein, in a private placement, $116.5 million in aggregate principal amount of 2019A Unsecured Notes as an additional series of notes under the NPA. Except as set forth in the Supplement, the 2019A Unsecured Notes have the same terms as the $90.0 million in aggregate principal amount of the 5.313% Notes due May 15, 2021, the $55.0 million in aggregate principal amount of the 4.760% Series 2017A Notes due July 15, 2022, the $90.0 million in aggregate 4.870% Series 2018A Notes due January 30, 2023 and the $50.0 million in aggregate principal amount of the 5.360% Series 2018B Notes due June 28, 2023 that we previously issued pursuant to the NPA and the first, second and third supplement thereto, respectively. The 2019A Unsecured Notes will rank equal in priority with our other unsecured indebtedness, including the Prior Notes. Interest on the 2019A Unsecured Notes will be payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2019.

          On May 1, 2019, our board of directors declared a second quarter 2019 distribution of $0.34 per share which was paid on June 28, 2019 to holders of record as of June 14, 2019.

          On May 7, 2019, we entered into the Third Amendment, which amended the Holdings Credit Facility, by and among us, as the collateral manager, NMF Holdings, as the borrower, Wells Fargo Bank, as the administrative agent, the Lenders, and Wells Fargo Bank, as collateral custodian. The Third Amendment increased the maximum amount of the Holdings Credit Facility from $695.0 million to $800.0 million. Fifth Third Bank was joined to the Holdings Credit Facility through a Joinder Supplement, dated May 7, 2019, and certain existing Lenders increased their commitments such that, as of the date of the Third Amendment, the aggregate commitments of the Lenders equals $720.0 million. The

Holdings Credit Facility continues to have a revolving period ending on October 24, 2020, and will still mature on October 24, 2022.

          On June 7, 2019, we closed a public offering of an additional $86.25 million in aggregate principal amount of 2018 Convertible Notes, which includes $11.25 million in aggregate principal amount of the 2018 Convertible Notes that were issued pursuant to the full exercise of the option granted to the underwriters to purchase additional 2018 Convertible Notes. The 2018 Convertible Notes were priced at 100.5% of par value, plus accrued interest from February 15, 2019. The total net proceeds from the offering, exclusive of accrued interest from February 15, 2019 and offering expenses, was $86.25 million. The additional 2018 Convertible Notes issued constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115.0 million in aggregate principal amount of the 2018 Convertible Notes issued in August 2018.

          On June 15, 2019 the outstanding 2014 Convertible Notes of $155.3 million matured and we repaid the principal and interest in cash.

          Due to the untimely death of Kurt J. Wolfgruber on June 17, 2019, as of the date of this prospectus supplement, our Board of Directors does not consist of a majority of non-interested persons, as such term is defined in Section 2(a)(19) of 1940 Act. However, in accordance with Section 56(b) of the 1940 Act, the requirement to have a majority of non-interested persons on our Board of Directors is suspended for 90 days. We are actively searching for a new non-interested person to add to our Board of Directors and expect to have a Board of Directors that consists of a majority of non-interested persons within the time period prescribed by the 1940 Act. Moreover, Rome G. Arnold replaced Mr. Wolfgruber as the Chairman of our Audit Committee.

          On June 28, 2019, we entered into the Second Amendment, which amended the DB Credit Facility, by and among us, as the equityholder and the servicer, NMFDB, as the borrower, DBNY, as the facility agent, U.S. Bank National Association, as the collateral agent and collateral custodian, and DBNY as agent and lender, and each of the other lenders and agents parties from time to time party thereto. The Second Amendment, among other things, increased the maximum facility amount and the commitment of DBNY under the DB Credit Facility from $100.0 million to $150.0 million and lowered the applicable margin for calculating interest from 2.85% per annum to 2.60% per annum. The DB Credit Facility continues to have a revolving period ending on December 14, 2021, and will still mature on December 14, 2023.

          We had approximately $183.3 million of originations and commitments since the end of the first quarter through June 30, 2019. This was offset by approximately $68.3 million of repayments during the same period.

Preliminary Estimates of Net Asset Value and Net Investment Income

          Set forth below is a preliminary estimate of our net asset value per share as of June 30, 2019 and a preliminary estimate of our net investment income per share range for the three months ended June 30, 2019. The following estimates are not a comprehensive statement of our financial condition or results for the period ended June 30, 2019. We advise you that our actual results for the three months ended June 30, 2019 may differ materially from these estimates, which are given only as of the date of this prospectus supplement, as a result of the completion of our financial closing procedures, final adjustments and other developments, including changes in interest rates, changes in the businesses to whom we have made loans or market and industry fluctuations, which may arise between now and the time that our financial results for the three months ended June 30, 2019 are finalized. This information is inherently uncertain.

          As of the date of this prospectus supplement, we estimate that our net asset value per share as of June 30, 2019 was approximately $13.40 to $13.50.

          As of the date of this prospectus supplement, we currently expect that our net investment income per share was between $0.34 and $0.35 for the three months ended June 30, 2019.

          The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither Deloitte & Touche LLP, our independent registered public accounting firm, nor any other independent accountants have audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

Critical Accounting Policies

          The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Basis of Accounting

          We consolidate our wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, NMNLC, NMFDB, SBIC I, SBIC I GP, SBIC II, SBIC II GP, NMF Ancora, NMF QID and NMF YP. We are an investment company following accounting and reporting guidance as described in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946").

Valuation and Leveling of Portfolio Investments

          At all times consistent with GAAP and the 1940 Act, we conduct a valuation of assets, which impacts our net asset value.

          We value our assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, our board of directors is ultimately and solely responsible for determining the fair value of our portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where our portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. Our quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and, if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

    b.
    For investments other than bonds, we look at the number of quotes readily available and perform the following procedures:

    i.
    Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

    ii.
    Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).
  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with our senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which we do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by our board of directors; and

  d.
  When deemed appropriate by our management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of a commitment not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period and the fluctuations could be material.

          GAAP fair value measurement guidance classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and we have the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), we, to the extent that we hold such investments, do not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period.

          The following table summarizes the levels in the fair value hierarchy that our portfolio investments fall into as of March 31, 2019:

(in thousands)	Total	Level I	Level II	Level III
First lien	$1,276,616	$—	$168,900	$1,107,716
Second lien	725,162	—	408,652	316,510
Subordinated	66,858	—	25,967	40,891
Equity and other	453,669	1	—	453,668

Total investments	$2,522,305	$1	$603,519	$1,918,785

          We generally use the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. We typically determine the fair value of our performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of our due diligence process, we evaluate the overall performance and financial stability of the portfolio company. Post investment, we analyze each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. We also attempt to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of our original investment thesis. This analysis is specific to each portfolio company.

We leverage the knowledge gained from our original due diligence process, augmented by this subsequent monitoring, to continually refine our outlook for each of our portfolio companies and ultimately form the valuation of our investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, we may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of our debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, we may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value. After enterprise value coverage is demonstrated for our debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    We may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. We consider numerous factors when selecting the appropriate companies whose trading multiples are used to value our portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. We may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of March 31, 2019, we used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of our portfolio companies. We believe these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    We also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of March 31, 2019, we used the discount ranges set forth in the table below to value investments in our portfolio companies.

          The unobservable inputs used in the fair value measurement of our Level III investments as of March 31, 2019 were as follows:

				Range
(in thousands) Type	Fair Value as of March 31, 2019	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$902,428	Market & income approach	EBITDA multiple	2.0x	30.0x	12.0x
			Revenue multiple	3.5x	11.0x	6.9x
			Discount rate	7.4%	15.3%	9.5%
	195,513	Market quote	Broker quote	N/A	N/A	N/A
	9,775	Other	N/A(1)	N/A	N/A	N/A
Second lien	110,205	Market & income approach	EBITDA multiple	8.5x	15.0x	11.1x
			Discount rate	10.0%	20.0%	12.8%
	186,238	Market quote	Broker quote	N/A	N/A	N/A
	20,067	Other	N/A(1)	N/A	N/A	N/A
Subordinated	40,891	Market & income approach	EBITDA multiple	4.8x	12.5x	10.1x
			Discount rate	11.0%	21.4%	16.8%
Equity and other	452,856	Market & income approach	EBITDA multiple	0.4x	18.0x	10.7x
			Discount rate	6.5%	26.2%	13.6%
	812	Black Scholes analysis	Expected life in years	7.0	7.0	7.0
			Volatility	37.5%	37.5%	37.5%
			Discount rate	2.6%	2.6%	2.6%

	$1,918,785

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

NMFC Senior Loan Program I LLC

          SLP I was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by us. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions and, as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until August 31, 2021, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended pursuant to certain terms of the SLP I Agreement. SLP I's re-investment period is currently until August 31, 2019. SLP I invests in senior secured loans issued by companies within our core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93.0 million of capital commitments and $265.0 million of debt from a revolving credit facility and is managed by us. Our capital commitment is $23.0 million, representing less than 25.0% ownership, with third party investors representing the remaining capital commitments. As of March 31, 2019, SLP I had total investments with an aggregate fair value of approximately $337.4 million, debt outstanding of $246.7 million and capital that had been called and funded of $93.0 million. As of December 31, 2018, SLP I had total investments with an aggregate fair value of approximately $327.2 million, debt outstanding of $242.6 million and capital that had been called and funded of $93.0 million. Our investment in SLP I is disclosed on our Consolidated Schedule of Investments as of March 31, 2019 and December 31, 2018.

          We, as an investment adviser registered under the Advisers Act, act as the collateral manager to SLP I and are entitled to receive a management fee for our investment management services provided to SLP I. As a result, SLP I is classified as our affiliate. No management fee is charged on our investment in SLP I in connection with the administrative services provided to SLP I. For the three months ended March 31, 2019 and March 31, 2018, we earned approximately $0.3 million and $0.3 million, respectively, in management fees related to SLP I, which is included in other income. As of March 31, 2019 and December 31, 2018, approximately $0.6 million and $0.3 million, respectively, of management fees related to SLP I was included in receivable from affiliates. For the three months ended March 31, 2019 and March 31, 2018, we earned approximately $0.7 million and $0.8 million, respectively, of dividend income related to SLP I, which is included in dividend income. As of March 31, 2019 and December 31, 2018, approximately $0.8 million and $0.8 million, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

NMFC Senior Loan Program II LLC

          SLP II was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between us and SkyKnight Income, LLC ("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within our core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from us and SkyKnight. SLP II's investment period is currently until April 12, 2020 and SLP II will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which were called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP II to call down on capital commitments requires approval by the board of managers of SLP II. As of March 31, 2019, we and SkyKnight have committed and contributed $79.4 million and $20.6 million, respectively, of equity to SLP II. Our investment in SLP II is disclosed on our Consolidated Schedule of Investments as of March 31, 2019 and December 31, 2018.

          On April 12, 2016, SLP II closed its $275.0 million revolving credit facility with Wells Fargo Bank, National Association, which matures on April 12, 2021 and bears interest at a rate of LIBOR plus 1.60% per annum. As of March 31, 2019 and December 31, 2018, SLP II had total investments with an aggregate fair value of approximately $366.8 million and $336.9 million, respectively, and debt outstanding under its credit facility of $267.9 million and $243.2 million, respectively. As of March 31, 2019 and December 31, 2018, none of SLP II's investments were on non-accrual. Additionally, as of March 31, 2019 and December 31, 2018, SLP II had unfunded commitments in the form of delayed draws of $4.4 million and $5.9 million, respectively. Below is a summary of SLP II's portfolio, along with a listing of the individual investments in SLP II's portfolio as of March 31, 2019 and December 31, 2018:

(in thousands)	March 31, 2019	December 31, 2018
First lien investments(1)	375,703	348,577
Weighted average interest rate on first lien investments(2)	6.81%	6.84%
Number of portfolio companies in SLP II	34	31
Largest portfolio company investment(1)	17,106	17,150
Total of five largest portfolio company investments(1)	80,566	80,766

(1)
Reflects principal amount or par value of investments.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

          The following table is a listing of the individual investments in SLP II's portfolio as of March 31, 2019:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien:
Access CIG, LLC	Business Services	6.24% (L + 3.75%)	2/27/2025	$9,908	$9,864	$9,834
ADG, LLC	Healthcare Services	7.63% (L + 4.75%)	9/28/2023	16,819	16,703	16,566
Brave Parent Holdings, Inc.	Software	6.50% (L + 4.00%)	4/18/2025	15,384	15,332	15,223
CentralSquare Technologies, LLC	Software	6.25% (L + 3.75%)	8/29/2025	14,963	14,928	14,766
CHA Holdings, Inc.	Business Services	7.10% (L + 4.50%)	4/10/2025	10,778	10,735	10,765
CommerceHub, Inc.	Software	6.25% (L + 3.75%)	5/21/2025	2,481	2,470	2,447
Drilling Info Holdings, Inc.	Business Services	6.75% (L + 4.25%)	7/30/2025	14,812	14,751	14,756
Edgewood Partners Holdings LLC	Business Services	6.75% (L + 4.25%)	9/6/2024	6,397	6,334	6,381
Fastlane Parent Company, Inc.	Distribution & Logistics	7.10% (L + 4.50%)	2/4/2026	3,500	3,431	3,474
GOBP Holdings, Inc.	Retail	6.35% (L + 3.75%)	10/22/2025	2,494	2,488	2,480
Greenway Health, LLC	Software	6.35% (L + 3.75%)	2/16/2024	14,738	14,683	13,669
Idera, Inc.	Software	7.00% (L + 4.50%)	6/28/2024	12,460	12,361	12,470
Institutional Shareholder Services Inc.	Business Services	7.10% (L + 4.50%)	3/5/2026	14,000	13,861	13,930
J.D. Power (fka J.D. Power and Associates)	Business Services	6.25% (L + 3.75%)	9/7/2023	14,924	14,884	14,700
Keystone Acquisition Corp.	Healthcare Services	7.85% (L + 5.25%)	5/1/2024	5,319	5,277	5,213
LSCS Holdings, Inc.	Healthcare Services	6.75% (L + 4.25%)	3/17/2025	7,316	7,308	7,298
LSCS Holdings, Inc.	Healthcare Services	6.82% (L + 4.25%)	3/17/2025	1,889	1,886	1,884
Market Track, LLC	Business Services	6.83% (L + 4.25%)	6/5/2024	11,790	11,744	11,201
Medical Solutions Holdings, Inc.	Healthcare Services	6.25% (L + 3.75%)	6/14/2024	4,420	4,403	4,420
Ministry Brands, LLC	Software	6.50% (L + 4.00%)	12/2/2022	12,254	12,210	12,254
Ministry Brands, LLC	Software	6.50% (L + 4.00%)	12/2/2022	2,111	2,104	2,111
Ministry Brands, LLC	Software	6.50% (L + 4.00%)	12/2/2022	886	882	886
National Mentor Holdings, Inc. (aka Civitas Solutions, Inc.)	Healthcare Services	6.75% (L + 4.25%)	3/9/2026	14,123	13,982	14,121
National Mentor Holdings, Inc. (aka Civitas Solutions, Inc.)	Healthcare Services	6.75% (L + 4.25%)	3/9/2026	877	868	877
NorthStar Financial Services Group, LLC	Software	6.08% (L + 3.50%)	5/25/2025	5,885	5,859	5,797
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	7.75% (L + 5.25%)	4/29/2024	10,315	10,276	9,955
Poseidon Intermediate, LLC	Software	6.75% (L + 4.25%)	8/15/2022	14,691	14,689	14,674
Premise Health Holding Corp.	Healthcare Services	6.35% (L + 3.75%)	7/10/2025	1,383	1,376	1,372
Project Accelerate Parent, LLC	Business Services	6.74% (L + 4.25%)	1/2/2025	14,851	14,786	14,888
PSC Industrial Holdings Corp.	Industrial Services	6.23% (L + 3.75%)	10/11/2024	10,368	10,284	10,247
Quartz Holding Company	Software	6.49% (L + 4.00%)	4/2/2026	4,000	3,980	4,005
Quest Software US Holdings Inc.	Software	6.99% (L + 4.25%)	5/16/2025	14,963	14,895	14,799
Salient CRGT Inc.	Federal Services	8.25% (L + 5.75%)	2/28/2022	13,415	13,331	13,247
Spring Education Group (fka SSH Group Holdings, Inc.)	Education	6.75% (L + 4.25%)	7/30/2025	8,955	8,934	8,893
Wirepath LLC	Distribution & Logistics	6.63% (L + 4.00%)	8/5/2024	14,925	14,925	14,701
WP CityMD Bidco LLC	Healthcare Services	6.10% (L + 3.50%)	6/7/2024	10,795	10,774	10,471
YI, LLC	Healthcare Services	6.60% (L + 4.00%)	11/7/2024	15,026	15,015	14,932
Zywave, Inc.	Software	7.50% (L + 5.00%)	11/17/2022	17,106	17,051	17,106

Total Funded Investments				$371,321	$369,664	$366,813

Unfunded Investments — First lien:
CHA Holdings, Inc.	Business Services	—	10/10/2019	$2,143	$(11)	$(3)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	62	—	—
Edgewood Partners Holdings LLC	Business Services	—	7/31/2019	1,087	(11)	(3)
Ministry Brands, LLC	Software	—	10/18/2019	980	(5)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	110	—	(1)

Total Unfunded Investments				$4,382	$(27)	$(7)

Total Investments				$375,703	$369,637	$366,806

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L). For each investment, the current interest rate provided reflects the rate in effect as of March 31, 2019.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP II.

          The following table is a listing of the individual investments in SLP II's portfolio as of December 31, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien
Access CIG, LLC	Business Services	6.46% (L + 3.75%)	2/27/2025	$8,825	$8,785	$8,605
ADG, LLC	Healthcare Services	7.63% (L + 4.75%)	9/28/2023	16,862	16,740	16,609
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.62% (L + 4.00%)	8/21/2023	14,664	14,492	14,517
Brave Parent Holdings, Inc.	Software	6.52% (L + 4.00%)	4/18/2025	15,422	15,369	14,902
CentralSquare Technologies, LLC	Software	6.27% (L + 3.75%)	8/29/2025	15,000	14,964	14,648
CHA Holdings, Inc.	Business Services	7.30% (L + 4.50%)	4/10/2025	10,805	10,760	10,774
CommerceHub, Inc.	Software	6.27% (L + 3.75%)	5/21/2025	2,488	2,476	2,419
Drilling Info Holdings, Inc.	Business Services	6.77% (L + 4.25%)	7/30/2025	12,242	12,190	12,196
Greenway Health, LLC	Software	6.56% (L + 3.75%)	2/16/2024	14,775	14,718	14,406
GOBP Holdings, Inc.	Retail	6.55% (L + 3.75%)	10/22/2025	2,500	2,494	2,438
Idera, Inc.	Software	7.03% (L + 4.50%)	6/28/2024	12,492	12,388	12,242
J.D. Power (fka J.D. Power and Associates)	Business Services	6.27% (L + 3.75%)	9/7/2023	14,962	14,920	14,588
Keystone Acquisition Corp.	Healthcare Services	8.05% (L + 5.25%)	5/1/2024	5,332	5,289	5,226
LSCS Holdings, Inc.	Healthcare Services	6.86% (L + 4.25%)	3/17/2025	5,321	5,312	5,294
LSCS Holdings, Inc.	Healthcare Services	6.89% (L + 4.25%)	3/17/2025	1,374	1,371	1,367
Market Track, LLC	Business Services	6.87% (L + 4.25%)	6/5/2024	11,820	11,772	11,347
Medical Solutions Holdings, Inc.	Healthcare Services	6.27% (L + 3.75%)	6/14/2024	4,432	4,413	4,343
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	2,116	2,109	2,116
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	600	597	600
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	12,285	12,238	12,285
NorthStar Financial Services Group, LLC	Software	6.10% (L + 3.50%)	5/25/2025	7,463	7,428	7,313
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	8.06% (L + 5.25%)	4/29/2024	10,342	10,301	10,084
Poseidon Intermediate, LLC	Software	6.78% (L + 4.25%)	8/15/2022	14,729	14,727	14,644
Premise Health Holding Corp.	Healthcare Services	6.55% (L + 3.75%)	7/10/2025	1,386	1,380	1,369
Project Accelerate Parent, LLC	Business Services	6.64% (L + 4.25%)	1/2/2025	14,887	14,821	14,663
PSC Industrial Holdings Corp.	Industrial Services	6.21% (L + 3.75%)	10/11/2024	10,395	10,307	10,161
Quest Software US Holdings Inc.	Software	6.78% (L + 4.25%)	5/16/2025	15,000	14,930	14,535
Salient CRGT Inc.	Federal Services	8.27% (L + 5.75%)	2/28/2022	13,509	13,418	13,306
Sierra Acquisition, Inc.	Food & Beverage	6.02% (L + 3.50%)	11/11/2024	3,713	3,696	3,685
SSH Group Holdings, Inc.	Education	6.77% (L + 4.25%)	7/30/2025	8,978	8,956	8,753
Wirepath LLC	Distribution & Logistics	6.71% (L + 4.00%)	8/5/2024	14,963	14,963	14,738
WP CityMD Bidco LLC	Healthcare Services	6.30% (L + 3.50%)	6/7/2024	10,823	10,801	10,620
YI, LLC	Healthcare Services	6.80% (L + 4.00%)	11/7/2024	15,064	15,053	14,971
Zywave, Inc.	Software	7.52% (L + 5.00%)	11/17/2022	17,150	17,091	17,150

Total Funded Investments				$342,719	$341,269	$336,914

Unfunded Investments — First lien
Access CIG, LLC	Business Services	—	2/27/2019	$1,108	$—	$(28)
CHA Holdings, Inc.	Business Services	—	10/10/2019	2,143	(11)	(6)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	1,230	(5)	(10)
Ministry Brands, LLC	Software	—	10/18/2019	1,267	(6)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	110	—	(1)

Total Unfunded Investments				5,858	(22)	(45)

Total Investments				$348,577	$341,247	$336,869

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2018.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP II.

          Below is certain summarized financial information for SLP II as of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and March 31, 2018:

Selected Balance Sheet Information:	March 31, 2019	December 31, 2018
	(in thousands)	(in thousands)
Investments at fair value (cost of $369,637 and $341,247, respectively)	$366,806	$336,869
Cash and other assets	8,184	7,620

Total assets	$374,990	$344,489

Credit facility	$267,870	$243,170
Deferred financing costs	(1,226)	(1,374)
Payable for unsettled securities purchased	3,980	—
Distribution payable	4,000	3,250
Other liabilities	2,896	2,869

Total liabilities	277,520	247,915
Members' capital	$97,470	$96,574

Total liabilities and members' capital	$374,990	$344,489

	Three Months Ended
Selected Statement of Operations Information:	March 31, 2019	March 31, 2018
	(in thousands)	(in thousands)
Interest income	$6,223	$5,630
Other income	26	22

Total investment income	6,249	5,652

Interest and other financing expenses	2,773	2,428
Other expenses	135	224

Total expenses	2,908	2,652

Net investment income	3,341	3,000
Net realized gains on investments	8	453
Net change in unrealized appreciation (depreciation) of investments	1,547	677

Net increase in members' capital	$4,896	$4,130

          For the three months ended March 31, 2019 and March 31, 2018, we earned approximately $3.2 million and $2.6 million, respectively, of dividend income related to SLP II, which is included in dividend income. As of March 31, 2019 and December 31, 2018, approximately $3.2 million and $2.6 million, respectively, of dividend income related to SLP II was included in interest and dividend receivable.

          We have determined that SLP II is an investment company under ASC 946; however, in accordance with such guidance we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation ("ASC 810"), concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, we do not consolidate SLP II.

NMFC Senior Loan Program III LLC

          SLP III was formed as a Delaware limited liability company and commenced operations on April 25, 2018. SLP III is structured as a private joint venture investment fund between us and

SkyKnight Income II, LLC ("SkyKnight II") and operates under a limited liability company agreement (the "SLP III Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within our core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP III, which has equal representation from us and SkyKnight II. SLP III has a five year investment period and will continue in existence until April 25, 2025. The investment period may be extended for up to one year pursuant to certain terms of the SLP III Agreement.

          SLP III is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP III to call down on capital commitments requires approval by the board of managers of SLP III. As of March 31, 2019, we and SkyKnight II have committed and contributed $80.0 million and $20.0 million, respectively, of equity to SLP III. Our investment in SLP III is disclosed on our Consolidated Schedule of Investments as of March 31, 2019 and December 31, 2018.

          On May 2, 2018, SLP III closed its $300.0 million revolving credit facility with Citibank, N.A., which matures on May 2, 2023 and bears interest at a rate of LIBOR plus 1.70% per annum. As of March 31, 2019 and December 31, 2018, SLP III had total investments with an aggregate fair value of approximately $384.6 million and $365.4 million, respectively, and debt outstanding under its credit facility of $293.1 million and $280.3 million, respectively. As of March 31, 2019 and December 31, 2018, none of SLP III's investments were on non-accrual. Additionally, as of March 31, 2019 and December 31, 2018, SLP III had unfunded commitments in the form of delayed draws of $5.3 million and $8.8 million, respectively. Below is a summary of SLP III's portfolio, along with a listing of the individual investments in SLP III's portfolio as of March 31, 2019 and December 31, 2018:

(in thousands)	March 31, 2019	December 31, 2018
First lien investments(1)	396,227	383,289
Weighted average interest rate on first lien investments(2)	6.46%	6.50%
Number of portfolio companies in SLP III	41	39
Largest portfolio company investment(1)	18,914	18,958
Total of five largest portfolio company investments(1)	85,729	85,938

(1)
Reflects principal amount or par value of investment.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

          The following table is a listing of the individual investments in SLP III's portfolio as of March 31, 2019:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
Funded Investments — First lien				(in thousands)	(in thousands)	(in thousands)
Access CIG, LLC	Business Services	6.24% (L + 3.75%)	2/27/2025	$1,213	$1,213	$1,204
Affordable Care Holding Corp.	Healthcare Services	7.31% (L + 4.75%)	10/24/2022	6,010	5,914	5,889
Bracket Intermediate Holding Corp.	Healthcare Services	6.73% (L + 4.25%)	9/5/2025	14,925	14,855	14,869
Brave Parent Holdings, Inc.	Software	6.50% (L + 4.00%)	4/18/2025	14,887	14,838	14,732
CentralSquare Technologies, LLC	Software	6.25% (L + 3.75%)	8/29/2025	14,963	14,928	14,766
Certara Holdco, Inc.	Healthcare I.T.	6.10% (L + 3.50%)	8/15/2024	1,272	1,276	1,262
CHA Holdings, Inc.	Business Services	7.10% (L + 4.50%)	4/10/2025	995	995	994
CommerceHub, Inc.	Software	6.25% (L + 3.75%)	5/21/2025	14,888	14,821	14,683
CRCI Longhorn Holdings, Inc.	Business Services	6.00% (L + 3.50%)	8/8/2025	14,925	14,856	14,645
Dentalcorp Health Services ULC (fka Dentalcorp Perfect Smile ULC)	Healthcare Services	6.25% (L + 3.75%)	6/6/2025	11,910	11,883	11,642
Dentalcorp Health Services ULC (fka Dentalcorp Perfect Smile ULC)	Healthcare Services	6.25% (L + 3.75%)	6/6/2025	2,194	2,189	2,145
Drilling Info Holdings, Inc.	Business Services	6.75% (L + 4.25%)	7/30/2025	18,851	18,763	18,780
Edgewood Partners Holdings LLC	Business Services	6.75% (L + 4.25%)	9/6/2024	6,397	6,334	6,381
Fastlane Parent Company, Inc.	Distribution & Logistics	7.10% (L + 4.50%)	2/4/2026	3,500	3,431	3,474
GOBP Holdings, Inc.	Retail	6.35% (L + 3.75%)	10/22/2025	14,963	14,927	14,878
Greenway Health, LLC	Software	6.35% (L + 3.75%)	2/16/2024	14,783	14,793	13,711
Heartland Dental, LLC	Healthcare Services	6.25% (L + 3.75%)	4/30/2025	18,457	18,373	17,972
Idera, Inc.	Software	7.00% (L + 4.50%)	6/28/2024	2,288	2,283	2,290
Institutional Shareholder Services Inc.	Business Services	7.10% (L + 4.50%)	3/5/2026	1,000	990	995
J.D. Power (fka J.D. Power and Associates)	Business Services	6.25% (L + 3.75%)	9/7/2023	5,969	5,969	5,880
Market Track, LLC	Business Services	6.83% (L + 4.25%)	6/5/2024	4,814	4,809	4,574
Ministry Brands, LLC	Software	6.50% (L + 4.00%)	12/2/2022	4,584	4,565	4,584
Ministry Brands, LLC	Software	6.50% (L + 4.00%)	12/2/2022	886	882	886
National Intergovernmental Purchasing Alliance Company	Business Services	6.35% (L + 3.75%)	5/23/2025	14,888	14,875	14,813
Navex Topco, Inc.	Software	5.75% (L + 3.25%)	9/5/2025	14,924	14,855	14,645
Navicure, Inc.	Healthcare Services	6.25% (L + 3.75%)	11/1/2024	2,977	2,978	2,940
Netsmart Technologies, Inc.	Healthcare I.T.	6.25% (L + 3.75%)	4/19/2023	10,411	10,412	10,306
Newport Group Holdings II, Inc.	Business Services	6.36% (L + 3.75%)	9/12/2025	4,975	4,953	4,935
NorthStar Financial Services Group, LLC	Software	6.08% (L + 3.50%)	5/25/2025	11,770	11,717	11,595
OEConnection LLC	Business Services	6.50% (L + 4.00%)	11/22/2024	1,825	1,838	1,811
Outcomes Group Holdings, Inc.	Healthcare Services	6.00% (L + 3.50%)	10/24/2025	6,484	6,468	6,362
Pelican Products, Inc.	Business Products	5.98% (L + 3.50%)	5/1/2025	4,963	4,951	4,888
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	7.75% (L + 5.25%)	4/29/2024	15,549	15,480	15,005
Premise Health Holding Corp.	Healthcare Services	6.35% (L + 3.75%)	7/10/2025	13,828	13,763	13,724
Quartz Holding Company	Software	6.49% (L + 4.00%)	4/2/2026	2,000	1,990	2,003
Quest Software US Holdings Inc.	Software	6.99% (L + 4.25%)	5/16/2025	14,963	14,895	14,799
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.)	Business Services	6.25% (L + 3.75%)	10/1/2025	7,980	7,961	7,755
Sierra Enterprises, LLC	Food & Beverage	6.00% (L + 3.50%)	11/11/2024	2,475	2,472	2,456
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)	Education	6.75% (L + 4.25%)	7/30/2025	14,925	14,890	14,822
VT Topco, Inc.	Business Services	6.35% (L + 3.75%)	8/1/2025	7,960	7,941	7,920
VT Topco, Inc.	Business Services	6.35% (L + 3.75%)	8/1/2025	1,145	1,144	1,140
Wirepath LLC	Distribution & Logistics	6.63% (L + 4.00%)	8/5/2024	17,433	17,433	17,172
WP CityMD Bidco LLC	Healthcare Services	6.10% (L + 3.50%)	6/7/2024	14,849	14,849	14,404
YI, LLC	Healthcare Services	6.60% (L + 4.00%)	11/7/2024	9,940	9,932	9,878

Total Funded Investments				$390,938	$389,684	$384,609

Unfunded Investments — First lien
Dentalcorp Health Services ULC (fka Dentalcorp Perfect Smile ULC)	Healthcare Services	—	6/6/2020	$794	$—	$(18)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	63	—	—
Edgewood Partners Holdings LLC	Business Services	—	7/31/2019	1,087	(11)	(3)
Heartland Dental, LLC	Healthcare Services	—	4/30/2020	413	—	(11)
Ministry Brands, LLC	Software	—	10/18/2019	980	(5)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	1,103	(3)	(6)
VT Topco, Inc.	Business Services	—	8/1/2020	849	—	(4)

Total Unfunded Investments				$5,289	$(19)	$(42)

Total Investments				$396,227	$389,665	$384,567

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L). For each investment, the current interest rate provided reflects the rate in effect as of March 31, 2019.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP III.

          The following table is a listing of the individual investments in SLP III's portfolio as of December 31, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
Funded Investments — First lien				(in thousands)	(in thousands)	(in thousands)
Access CIG, LLC	Business Services	6.46% (L + 3.75%)	2/27/2025	$1,216	$1,216	$1,185
Affordable Care Holding Corp.	Healthcare Services	7.25% (L + 4.75%)	10/24/2022	1,025	1,030	1,005
Bracket Intermediate Holding Corp.	Healthcare Services	7.00% (L + 4.25%)	9/5/2025	14,963	14,890	14,813
Brave Parent Holdings, Inc.	Software	6.52% (L + 4.00%)	4/18/2025	14,925	14,874	14,421
CentralSquare Technologies, LLC	Software	6.27% (L + 3.75%)	8/29/2025	15,000	14,964	14,648
Certara Holdco, Inc.	Healthcare I.T.	6.30% (L + 3.50%)	8/15/2024	1,275	1,280	1,255
CHA Holdings, Inc.	Business Services	7.30% (L + 4.50%)	4/10/2025	997	997	995
CommerceHub, Inc.	Software	6.27% (L + 3.75%)	5/21/2025	14,925	14,856	14,515
CRCI Longhorn Holdings, Inc.	Business Services	5.89% (L + 3.50%)	8/8/2025	14,963	14,891	14,588
Dentalcorp Perfect Smile ULC	Healthcare Services	6.27% (L + 3.75%)	6/6/2025	11,940	11,912	11,701
Dentalcorp Perfect Smile ULC	Healthcare Services	6.27% (L + 3.75%)	6/6/2025	1,686	1,685	1,652
Drilling Info Holdings, Inc.	Business Services	6.77% (L + 4.25%)	7/30/2025	17,591	17,507	17,525
Financial & Risk US Holdings, Inc.	Business Services	6.27% (L + 3.75%)	10/1/2025	8,000	7,980	7,512
GOBP Holdings, Inc.	Retail	6.55% (L + 3.75%)	10/22/2025	15,000	14,963	14,625
Greenway Health, LLC	Software	6.56% (L + 3.75%)	2/16/2024	14,821	14,831	14,450
Heartland Dental, LLC	Healthcare Services	6.27% (L + 3.75%)	4/30/2025	17,329	17,249	16,593
HIG Finance 2 Limited	Business Services	6.06% (L + 3.50%)	12/20/2024	1,995	1,985	1,939
Idera, Inc.	Software	7.03% (L + 4.50%)	6/28/2024	2,294	2,289	2,248
J.D. Power (fka J.D. Power and Associates)	Business Services	6.27% (L + 3.75%)	9/7/2023	5,985	5,985	5,835
Market Track, LLC	Business Services	6.87% (L + 4.25%)	6/5/2024	4,827	4,821	4,633
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	4,596	4,576	4,596
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	600	597	600
National Intergovernmental Purchasing Alliance Company	Business Services	6.55% (L + 3.75%)	5/23/2025	14,925	14,912	14,552
Navex Topco, Inc.	Software	5.78% (L + 3.25%)	9/5/2025	14,963	14,890	14,102
Navicure, Inc.	Healthcare Services	6.27% (L + 3.75%)	11/1/2024	2,985	2,985	2,925
Netsmart Technologies, Inc.	Healthcare I.T.	6.27% (L + 3.75%)	4/19/2023	10,437	10,437	10,307
Newport Group Holdings II, Inc.	Business Services	6.54% (L + 3.75%)	9/12/2025	4,988	4,963	4,875
NorthStar Financial Services Group, LLC	Software	6.10% (L + 3.50%)	5/25/2025	14,925	14,856	14,628
OEConnection LLC	Business Services	6.53% (L + 4.00%)	11/22/2024	1,830	1,843	1,789
Outcomes Group Holdings, Inc.	Healthcare Services	6.28% (L + 3.50%)	10/24/2025	6,500	6,484	6,394
Pelican Products, Inc.	Business Products	5.88% (L + 3.50%)	5/1/2025	4,975	4,963	4,726
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	8.06% (L + 5.25%)	4/29/2024	15,588	15,517	15,199
Premise Health Holding Corp.	Healthcare Services	6.55% (L + 3.75%)	7/10/2025	13,862	13,796	13,689
Quest Software US Holdings Inc.	Software	6.78% (L + 4.25%)	5/16/2025	15,000	14,930	14,535
Sierra Enterprises, LLC	Food & Beverage	6.02% (L + 3.50%)	11/11/2024	2,481	2,478	2,463
SSH Group Holdings, Inc.	Education	6.77% (L + 4.25%)	7/30/2025	14,963	14,927	14,588
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	6.03% (L + 3.50%)	7/17/2025	3,790	3,772	3,759
VT Topco, Inc.	Business Services	6.55% (L + 3.75%)	8/1/2025	7,980	7,961	7,882
VT Topco, Inc.	Business Services	6.55% (L + 3.75%)	8/1/2025	1,004	1,004	992
Wirepath LLC	Distribution & Logistics	6.71% (L + 4.00%)	8/5/2024	17,477	17,477	17,215
WP CityMD Bidco LLC	Healthcare Services	6.30% (L + 3.50%)	6/7/2024	14,887	14,887	14,608
YI, LLC	Healthcare Services	6.80% (L + 4.00%)	11/7/2024	4,965	4,983	4,935

Total Funded Investments				$374,478	$373,443	$365,497

Unfunded Investments — First lien

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
Funded Investments — First lien				(in thousands)	(in thousands)	(in thousands)
Dentalcorp Perfect Smile ULC	Healthcare Services	—	6/6/2020	$1,308	$(3)	$(26)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	1,367	(7)	(11)
Heartland Dental, LLC	Healthcare Services	—	4/30/2020	1,586	—	(67)
Ministry Brands, LLC	Software	—	10/18/2019	1,267	(6)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	1,103	(3)	(14)
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	—	7/17/2019	1,187	—	(10)
VT Topco, Inc.	Business Services	—	8/1/2020	993	(2)	(12)

Total Unfunded Investments				$8,811	$(21)	$(140)

Total Investments				$383,289	$373,422	$365,357

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2018.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP III.

          Below is certain summarized financial information for SLP III as of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and March 31, 2018:

Selected Balance Sheet Information:	March 31, 2019	December 31, 2018
	(in thousands)	(in thousands)
Investments at fair value (cost of $389,665 and $373,422)	$384,567	$365,357
Cash and other assets	10,487	9,138
Receivable from unsettled securities sold	4,897	—

Total assets	$399,951	$374,495

Credit facility	$293,100	$280,300
Deferred financing costs	(2,670)	(2,831)
Payable for unsettled securities purchased	6,874	—
Distribution payable	3,400	2,600
Other liabilities	4,843	4,456

Total liabilities	305,547	284,525
Members' capital	$94,404	$89,970

Total liabilities and members' capital	$399,951	$374,495

	Three Months Ended
Selected Statement of Operations Information:	March 31, 2019	March 31, 2018(1)
	(in thousands)	(in thousands)
Interest income	$6,293	$—
Other income	70	—

Total investment income	6,363	—

Interest and other financing expenses	3,391	—
Other expenses	138	—

Total expenses	3,529	—

Net investment income	2,834	—
Net realized gains on investments	33	—
Net change in unrealized appreciation of investments	2,967	—

Net increase in members' capital	$5,834	$—

(1)
SLP III commenced operations on April 25, 2018.

          For the three months ended March 31, 2019, we earned approximately $2.7 million of dividend income related to SLP III, which is included in dividend income. As of March 31, 2019 and December 31, 2018 approximately $2.7 million and $2.1 million, respectively, of dividend income related to SLP III was included in interest and dividend receivable.

          We have determined that SLP III is an investment company under ASC 946; however, in accordance with such guidance we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary. Furthermore, ASC 810 concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, we do not consolidate SLP III.

New Mountain Net Lease Corporation

          NMNLC was formed to acquire commercial real estate properties that are subject to "triple net" leases. NMNLC's investments are disclosed on our Consolidated Schedule of Investments as of March 31, 2019.

          Below is certain summarized property information for NMNLC as of March 31, 2019:

Portfolio Company	Tenant	Lease Expiration Date	Location	Total Square Feet	Fair Value as of March 31, 2019
				(in thousands)	(in thousands)
NM NL Holdings LP / NM GP Holdco LLC	Various	Various	Various	Various	$34,092
NM GLCR LP	Arctic Glacier U.S.A.	2/28/2038	CA	214	20,628
NM CLFX LP	Victor Equipment Company	8/31/2033	TX	423	12,731
NM APP Canada Corp.	A.P. Plasman, Inc.	9/30/2031	Canada	436	9,620
NM APP US LLC	Plasman Corp, LLC / A-Brite LP	9/30/2033	AL / OH	261	6,006
NM DRVT, LLC	FMH Conveyors, LLC	10/31/2031	AR	195	5,661
NM KRLN LLC	Kirlin Group, LLC	6/30/2029	MD	95	4,294
NM JRA LLC	J.R. Automation Technologies, LLC	1/31/2031	MI	88	2,557

					$95,589

Collateralized agreements or repurchase financings

          We follow the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of March 31, 2019 and December 31, 2018, we held one collateralized agreement to resell with a cost basis of $30.0 million and $30.0 million, respectively, and a fair value of $23.5 million and $23.5 million, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund. The private hedge fund is currently in liquidation under the laws of the Cayman Islands. Pursuant to the terms of the collateralized agreement, the private hedge fund was obligated to repurchase the collateral from us at the par value of the collateralized agreement. The private hedge fund has breached its agreement to repurchase the collateral under the collateralized agreement. The default by the private hedge fund did not release the collateral to us, therefore, we do not have full rights and title to the collateral. A claim has been filed with the Cayman Islands joint official liquidators to resolve this matter. The joint official liquidators have recognized our contractual rights under the collateralized agreement. We continue to exercise our rights under the collateralized agreement and continue to monitor the liquidation process of the private hedge fund. The fair value of the collateralized agreement to resell is reflective of the increased risk of the position.

PPVA Black Elk (Equity) LLC

          On May 3, 2013, we entered into a collateralized securities purchase and put agreement (the "SPP Agreement") with a private hedge fund. Under the SPP Agreement, we purchased twenty million Class E Preferred Units of Black Elk Energy Offshore Operations, LLC ("Black Elk") for $20.0 million with a corresponding obligation of the private hedge fund to repurchase the preferred units for $20.0 million plus other amounts due under the SPP Agreement. The majority owner of Black Elk was the private hedge fund. In August 2014, we received a payment of $20.5 million, the full amount due under the SPP Agreement.

          In August 2017, a trustee (the "Black Elk Trustee") for Black Elk informed us that the Black Elk Trustee intended to assert a fraudulent conveyance claim (the "Claim") against us and one of its affiliates seeking the return of the $20.5 million repayment. Black Elk filed a Chapter 11 bankruptcy petition pursuant to the United States Bankruptcy Code in August 2015. The Black Elk Trustee alleges that individuals affiliated with the private hedge fund conspired with Black Elk and others to improperly use proceeds from the sale of certain Black Elk assets to repay, in August 2014, the private hedge fund's obligation to us under the SPP Agreement. We were unaware of these claims at the time the repayment was received. The private hedge fund is currently in liquidation under the laws of the Cayman Islands.

          On December 22, 2017, we settled the Black Elk Trustee's $20.5 million Claim for $16.0 million and filed a claim with the Cayman Islands joint official liquidators of the private hedge fund for $16.0 million that is owed to us under the SPP Agreement. The SPP Agreement was restored and is in effect since repayment has not been made. We continue to exercise our rights under the SPP Agreement and continue to monitor the liquidation process of the private hedge fund. As of March 31, 2019 and December 31, 2018, the SPP Agreement has a cost basis of $14.5 million and $14.5 million, respectively, and a fair value of $11.4 million and $11.4 million, respectively, which is reflective of the higher inherent risk in this transaction.

Revenue Recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. We have loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer. For the three months ended March 31, 2019 and March 31, 2018, we recognized PIK and non-cash interest from investments of approximately $3.0 million and $1.7 million, respectively, and PIK and non-cash dividends from investments of approximately $4.3 million and $6.8 million, respectively.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due for 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate collectibility. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. We may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment, and are non-refundable.

Monitoring of Portfolio Investments

          We monitor the performance and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of our original investment strategy.

          We use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. We use a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations, where the risk of loss has materially increased since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that we will not recoup our original cost basis in the investment and may realize a substantial loss upon exit.

          The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of March 31, 2019:

	As of March 31, 2019
(in millions) Investment Rating	Cost	Percent	Fair Value	Percent
Investment Rating 1	$105.7	4.2%	$107.6	4.3%
Investment Rating 2	2,386.6	95.7%	2,414.7	95.7%
Investment Rating 3	—	—%	—	—%
Investment Rating 4	1.5	0.1%	0.0	0.0%

	$2,493.8	100.0%	$2,522.3	100.0%

          As of March 31, 2019, all investments in our portfolio had an Investment Rating of 1 or 2 with the exception of one portfolio company that had an Investment Rating of 4.

          During the first quarter of 2018, we placed our first lien positions in Education Management II LLC on non-accrual status as the portfolio company announced its intention to wind down and liquidate the business. Our first lien positions and our preferred and common shares in Education Management Corporation ("EDMC") have an investment rating of 4. As of March 31, 2019, our investments in EDMC with an Investment Rating of 4 had an aggregate cost basis of $1.5 million, an aggregate fair value of less than $0.1 million and total unearned interest income of less than $0.1 million for the three months then ended.

Portfolio and Investment Activity

          The fair value of our investments was approximately $2,522.3 million in 97 portfolio companies at March 31, 2019 and approximately $2,342.0 million in 92 portfolio companies at December 31, 2018.

          The following table shows our portfolio and investment activity for the three months ended March 31, 2019 and March 31, 2018:

	Three Months Ended
(in millions)	March 31, 2019	March 31, 2018
New investments in 17 and 21 portfolio companies, respectively	$158.3	$237.8
Debt repayments in existing portfolio companies	5.9	84.0
Sales of securities in 0 and 1 portfolio companies, respectively	—	3.1
Change in unrealized appreciation on 38 and 22 portfolio companies, respectively	19.6	5.0
Change in unrealized depreciation on 54 and 61 portfolio companies, respectively	(3.3)	(7.2)

Recent Accounting Standards Updates

          In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. The Company is permitted to early adopt any removed or modified disclosures upon issuance of ASU 2018-13 and delay adoption of the additional disclosures until their effective date. The Company has elected to early adopt ASU 2018-13 as of December 31, 2018

Results of Operations for the Three Months Ended March 31, 2019 and March 31, 2018

Revenue

	Three Months Ended
(in thousands)	March 31, 2019	March 31, 2018
Interest income	$47,924	$36,739
Total dividend income	13,493	12,357
Other income	2,774	3,793

Total investment income	$64,191	$52,889

          Our total investment income increased by approximately $11.3 million, or 21%, for the three months ended March 31, 2019 as compared to the three months ended March 31, 2018. For the three months ended March 31, 2019, total investment income of approximately $64.2 million consisted of approximately $44.0 million in cash interest from investments, approximately $3.0 million in PIK and non-cash interest from investments, approximately $0.1 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $0.8 million, approximately $9.2 million in cash dividends from investments, approximately $4.3 million in PIK and non-cash dividends from investments and approximately $2.8 million in other income. The increase in interest income of approximately $11.2 million during the three months ended March 31, 2019 as compared to the three months ended March 31, 2018 was primarily due to increased interest income which is attributable to larger invested balances and rising LIBOR rates. Our larger invested balances were driven by the proceeds from our August 2018 convertible notes issuance, our July 2018 and September 2018 unsecured notes issuances, higher drawn balances of our Holdings Credit Facility (as defined below), borrowings from our newly formed DB Credit Facility (as defined below) and our February 2019 public offering of our common stock all of which were to originate new investments. Also contributing to the increase in total investment income is the increase in dividend income of approximately $1.1 million which is due to distributions from our investments in NMNLC, SLP II, SLP III and PIK and non-cash dividend income from five portfolio companies where we hold equity positions. Other income during the three months ended March 31, 2019, which represents fees that are generally non-recurring in nature, was primarily attributable to upfront, commitment and amendment fees received from seven different portfolio companies and management fees from a non-controlled affiliated portfolio company.

Operating Expenses

	Three Months Ended
(in thousands)	March 31, 2019	March 31, 2018
Management fee	$10,975	$8,692
Less: management fee waiver	(2,533)	(1,322)

Total management fee	8,442	7,370
Incentive fee	6,863	6,434
Interest and other financing expenses	19,146	11,290
Professional fees	766	694
Administrative expenses	1,095	939
Other general and administrative expenses	412	410

Net expenses before income taxes	36,724	27,137
Income tax expense	17	16

Net expenses after income taxes	$36,741	$27,153

          Our total net operating expenses increased by approximately $9.6 million for the three months ended March 31, 2019 as compared to the three months ended March 31, 2018. Our management fee increased by approximately $1.1 million, net of a management fee waiver, and our incentive fee increased by approximately $0.4 million for the three months ended March 31, 2019 as compared to the three months ended March 31, 2018. The increase in management and incentive fees was attributable to larger invested balances, driven by the proceeds from our convertible notes issuance, our unsecured notes issuances, our February 2019 public offering of common stock and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures used to originate new investments.

          Interest and other financing expenses increased by approximately $7.9 million during the three months ended March 31, 2019 as compared to the three months ended March 31, 2018, primarily due to our issuances of convertible and unsecured notes, higher drawn balances on our SBA-guaranteed debentures, Holdings Credit Facility and DB Credit Facility and rising LIBOR rates. Our total professional fees, administrative expenses and total other general and administrative expenses for the three months ended March 31, 2019 as compared to the three months ended March 31, 2018 remained relatively flat.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Three Months Ended
(in thousands)	March 31, 2019	March 31, 2018
Net realized gains on investments	$46	$206
Net change in unrealized appreciation (depreciation) of investments	16,314	(2,168)
Net change in unrealized depreciation securities purchased under collateralized agreements to resell	—	(12)
Benefit for taxes	110	82

Net realized and unrealized gains (losses)	$16,470	$(1,892)

          Our net realized and unrealized gains resulted in a net gain of approximately $16.5 million for the three months ended March 31, 2019 compared to net realized gains and unrealized losses resulting in a net loss of approximately $1.9 million for the same period in 2018. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net gain for the three months ended March 31, 2019 was primarily driven by the overall increase in market prices of our investments during the period. The benefit for income taxes was attributable to equity investments that are held as of March 31, 2019 in three of our corporate subsidiaries. The net loss for the three months ended March 31, 2018 was primarily driven by the overall decrease in the market prices of our investments during the period.

Results of Operations for the Years Ended December 31, 2018, December 31, 2017 and December 31, 2016

Revenue

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest income	$161,899	$149,800	$147,425
Total dividend income	53,824	37,250	11,200
Other income	15,742	10,756	9,459

Total investment income	$231,465	$197,806	$168,084

          Our total investment income increased by approximately $33.7 million, 17%, for the year ended December 31, 2018 as compared to the year ended December 31, 2017. For the year ended December 31, 2018, total investment income of $231.5 million consisted of approximately $143.6 million in cash interest from investments, approximately $8.6 million in PIK and non-cash interest from investments, approximately $4.5 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $5.2 million, approximately $28.9 million in cash dividends from investments, approximately $24.9 million in PIK and non-cash dividends from investments and approximately $15.8 million in other income. The increase in dividend income of approximately $16.6 million during the year ended December 31, 2018 as compared to the year ended December 31, 2017 was primarily attributable to distributions from our investments in NMNLC, SLP III and PIK and non-cash dividend income from six portfolio companies where we hold equity positions. The increase in interest income of approximately $12.1 million from the year ended December 31, 2017 to the year ended December 31, 2018, is attributable to larger invested balances and rising LIBOR rates. Our larger invested balances were driven by the proceeds from our August 2018 Convertible Notes issuance and our January 2018, July 2018 and September 2018 unsecured notes issuances, as well as, our use of leverage from our revolving credit facilities to originate new investments. The increase in other income, which represents fees that are generally non-recurring in nature, of approximately $5.0 million during the year ended December 31, 2018 as compared to the year ended December 31, 2017 was primarily attributable to upfront, amendment and consent fees received from forty-nine different portfolio companies.

          Our total investment income increased by approximately $29.7 million, 18%, for the year ended December 31, 2017 as compared to the year ended December 31, 2016. For the year ended December 31, 2017, total investment income of $197.8 million consisted of approximately $129.3 million in cash interest from investments, approximately $6.4 million in PIK and non-cash interest from investments, approximately $4.9 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $9.2 million, approximately $19.4 million in cash dividends from investments, approximately $17.8 million in PIK and non-cash dividends from investments and approximately $10.8 million in other income. For the year ended December 31, 2016, total adjusted investment income of $168.0 million consisted of approximately $135.2 million in cash interest from investments, approximately $4.3 million in PIK and non-cash interest from investments, approximately $4.9 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $3.0 million, approximately $8.0 million in cash dividends from investments, approximately $3.2 million in PIK and non-cash dividends from investments and approximately $9.4 million in other income. The increase in interest income of approximately $2.4 million from the year ended December 31, 2016 to the year ended December 31, 2017 is attributable to larger invested balances and prepayment fees received associated with the early repayments of eleven different portfolio companies held as of December 31, 2016. Our larger invested balances were driven by the proceeds from the April 2017 primary offering of our common stock, our June 2017 unsecured notes issuance, as well as, our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. The increase in dividend income of approximately $26.1 million during the year ended December 31, 2017 as compared to the year ended December 31, 2016 was primarily attributable to distributions from our investments in SLP II and NMNLC and PIK non-cash dividend income from five equity positions. The increase in other income, which represents fees that are generally non-recurring in nature, of approximately $1.3 million during the year ended December 31, 2017 as compared to the year ended December 31, 2016 was primarily attributable to structuring, upfront, amendment, consent and commitment fees received from 46 different portfolio companies.

Operating Expenses

	Year Ended December 31,
(in thousands)	2018	2017	2016
Management fee	$38,530	$32,694	$27,551
Less: management fee waiver	(6,709)	(5,642)	(4,824)

Total management fee	31,821	27,052	22,727
Incentive fee	26,508	25,101	22,011
Less: incentive fee waiver	—	(1,800)	—

Total incentive fee	26,508	23,301	22,011
Interest and other financing expenses	57,050	37,094	28,452
Professional fees	4,497	3,658	3,087
Administrative fees	3,629	2,779	2,683
Other general and administrative expenses	1,913	1,636	1,589

Total expenses	125,418	95,520	80,549
Less: expenses waived and reimbursed	(276)	(474)	(725)

Net expenses before income taxes	125,142	95,046	79,824
Income tax expense	291	556	152

Net expenses after income taxes	$125,433	$95,602	$79,976

          Our total net operating expenses increased by approximately $29.8 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017. Our management fee increased by approximately $4.8 million, net of a management fee waiver, and incentive fees increased by approximately $3.2 million, net of an incentive fee waiver, for the year ended December 31, 2018 as compared to the year ended December 31, 2017. The increase in management and incentive fees from the year ended December 31, 2017 to the year ended December 31, 2018 was attributable to larger invested balances, driven by the proceeds from our April 2017 primary offering of our common stock, our convertible notes issuance, our unsecured notes issuances and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. In addition, our increase in incentive fees was attributable to an incentive fee waiver by the Investment Adviser for the year ended December 31, 2017 of approximately $1.8 million. No capital gains incentive fee was accrued for the year ended December 31, 2018.

          Interest and other financing expenses increased by approximately $20.0 million during the year ended December 31, 2018, primarily due to our issuances of convertible and unsecured notes, higher drawn balances on our SBA-guaranteed debentures, Holdings Credit Facility and NMFC Credit Facility and rising LIBOR rates. Our increase in total professional fees, administrative fees, net of expenses waived and reimbursed, and other general and administrative expenses for the year ended December 31, 2018 as compared to the year ended December 31, 2017 was mainly attributable to an increase in professional fees relating to evaluating and making investments, as well as on-going monitoring of investments.

          Our total net operating expenses increased by approximately $15.6 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Our management fee increased by approximately $4.3 million, net of a management fee waiver, and incentive fees increased by approximately $1.3 million, net of an incentive fee waiver, for the year ended December 31, 2017 as compared to the year ended December 31, 2016. The increase in management and incentive fees from the year ended December 31, 2016 to the year ended December 31, 2017 was attributable to larger invested balances, driven by the proceeds from our April 2017 primary offering of our common stock, our unsecured notes issuances and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. No capital gains incentive fee was accrued for the year ended December 31, 2017.

          Interest and other financing expenses increased by approximately $8.6 million during the year ended December 31, 2017, primarily due to our issuance of our unsecured notes, higher drawn balances on our SBA-guaranteed debentures and an increase in LIBOR rates. Our total professional fees, administrative fees, net of expenses waived and reimbursed, and other general and administrative expenses remained relatively flat for the year ended December 31, 2017 as compared to the year ended December 31, 2016.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Year Ended December 31,
(in thousands)	2018	2017	2016
Net realized losses on investments	$(9,657)	$(39,734)	$(16,717)
Net change in unrealized (depreciation) appreciation of investments	(22,206)	50,794	40,131
Net change in unrealized depreciation of securities purchased under collateralized agreements to resell	(1,704)	(4,006)	(486)
(Provision) benefit for taxes	(112)	140	642

Net realized and unrealized (losses) gains	$(33,679)	$7,194	$23,570

          Our net realized and unrealized losses resulted in a net loss of approximately $33.7 million for the year ended December 31, 2018 compared to the net realized losses and unrealized gains resulting in a net gain of approximately $7.2 million for the same period in 2017. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net loss for the year ended December 31, 2018 was primarily driven by the overall decrease in the market prices of our investments during the period. Also contributing to our net loss were the realized loss on our investment in American Tire Distributors, Inc. ("ATD"), which was sold during the quarter ended June 30, 2018 due to ATD's reported loss of its largest supplier and by the realized loss on our investment in NHME during the quarter ended December 31, 2018 due to the material modification of the original terms and extinguishment of our original investment in the company. This was partially offset by the realized gain on the sale of our investment in HI Technology Corp. The provision for income taxes was attributable to equity investments that are held as of December 31, 2018 in three of our corporate subsidiaries.

          Our net realized losses and unrealized gains resulted in a net gain of approximately $7.2 million for the year ended December 31, 2017 compared to the net realized losses and unrealized gains resulting in a net gain of approximately $23.6 million for the same period in 2016. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net gain for the year ended December 31, 2017 was primarily driven by the overall increase in market prices of our investments during the period. With the completion of the Transtar and Sierra restructurings in April 2017 and July 2017, respectively, $27.6 million and $14.5 million, respectively, of previously recorded unrealized depreciation related to these investments were realized during the year ended December 31, 2017. The benefit for income taxes was primarily attributable to equity investments that are held in three of our corporate subsidiaries as of December 31, 2017.

          The net gain for the year ended December 31, 2016 was primarily driven by the overall increase in the market prices of our investments during the period and sales or repayments of investments with fair values in excess of December 31, 2015 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. The net gain was offset by a $17.9 million realized loss on an investment resulting from the modification of terms on a portfolio company that was accounted for as an extinguishment. The benefit for income taxes was primarily attributable to equity investments that are held in three of our corporate subsidiaries as of December 31, 2016.

Liquidity and Capital Resources

          The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate purposes.

          Since our IPO, and through March 31, 2019, we raised approximately $673.9 million in net proceeds from additional offerings of our common stock.

          On February 14, 2019, we completed a public offering of 4,312,500 shares of our common stock (including 562,500 shares of common stock that were issued pursuant to the full exercise of the overallotment option granted to the underwriters to purchase additional shares) at a public offering price of $13.57 per share. The Investment Adviser paid all of the underwriters' sales load of $0.42 per share and an additional supplemental payment of $0.18 per share to the underwriters, which reflects the difference between the public offering price of $13.57 per share and the net proceeds of $13.75 per share received by us in this offering. All payments made by the Investment Adviser are not subject to reimbursement by us. We received total net proceeds of approximately $59.3 million in connection with this offering.

          Our liquidity is generated and generally available through advances from the revolving credit facilities, from cash flows from operations, and, we expect, through periodic follow-on equity offerings. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. On March 23, 2018, the Small Business Credit Availability Act (the "SBCA") was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150.0% from 200.0% under certain circumstances. On April 12, 2018, our board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA, and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to us at a special meeting of stockholders, which was held on June 8, 2018. The stockholder proposal was approved by the required votes of our stockholders at such special meeting of stockholders, and thus we became subject to the 150.0% minimum asset coverage ratio on June 9, 2018. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the 1940 Act, is at least 150.0% after such borrowing (which means we can borrow $2 for every $1 of our equity). As a result of our exemptive relief received on November 5, 2014, we are permitted to exclude our SBA-guaranteed debentures from the 150.0% asset coverage ratio that the we are required to maintain under the 1940 Act. The agreements governing the NMFC Credit Facility, the Existing 2018 Convertible Notes and the Unsecured Notes (as defined below) contain certain covenants and terms, including a requirement that we not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that we not exceed a secured debt ratio of 0.70 to 1.00 at any time. As of March 31, 2019, our asset coverage ratio was 179.7%.

          At March 31, 2019 and December 31, 2018, we had cash and cash equivalents of approximately $65.6 million and $49.7 million, respectively. Our cash used in operating activities during the three months ended March 31, 2019 and March 31, 2018 was approximately $139.3 million and $83.8 million, respectively. We expect that all current liquidity needs will be met with cash flows from operations and other activities.

Borrowings

          Holdings Credit Facility —  On December 18, 2014, we entered into the Second Amended and Restated Loan and Security Agreement among us, as the Collateral Manager, NMF Holdings, as the Borrower, Wells Fargo Securities, LLC, as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian (as amended from time to time, the "Holdings Credit Facility"). As of the most recent amendment on November 19, 2018, the maturity date of the Holdings Credit Facility is October 24, 2022, and the maximum facility amount is the lesser of $695.0 million and the actual commitments of the lenders to make advances as of such date.

          As of March 31, 2019, the maximum amount of revolving borrowings available under the Holdings Credit Facility is $675.0 million. Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility is non-recourse to us and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires us to maintain a minimum asset coverage ratio of 150.0%. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          As of the amendment entered into on April 1, 2018, the Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.25% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
(in millions)	March 31, 2019	March 31, 2018
Interest expense	$6.3	$3.1
Non-usage fee	$0.1	$0.2
Amortization of financing costs	$0.7	$0.6
Weighted average interest rate	4.5%	3.9%
Effective interest rate	5.1%	5.0%
Average debt outstanding	$566.3	$322.9

          As of March 31, 2019 and December 31, 2018, the outstanding balance on the Holdings Credit Facility was $567.1 million and $512.6 million, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          NMFC Credit Facility —  The Senior Secured Revolving Credit Agreement, (as amended from time to time, and together with the related guarantee and security agreement, the "NMFC Credit Facility"), dated June 4, 2014, among us, as the Borrower, Goldman Sachs Bank USA, as the Administrative Agent

and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, as Lenders, is structured as a senior secured revolving credit facility. The NMFC Credit Facility is guaranteed by certain of our domestic subsidiaries and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. As of the most recent amendment on July 5, 2018, the maturity date of the NMFC Credit Facility is June 4, 2022 and the NMFC Credit Facility includes the financial covenants related to the asset coverage discussed above.

          As of March 31, 2019, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $135.0 million. We are permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the related Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to the asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
(in millions)	March 31, 2019	March 31, 2018
Interest expense	$1.0	$0.9
Non-usage fee	$0.1	$0.1
Amortization of financing costs	$0.1	$0.1
Weighted average interest rate	5.1%	4.2%
Effective interest rate	5.9%	5.1%
Average debt outstanding	$81.5	$81.7

          As of March 31, 2019 and December 31, 2018, the outstanding balance on the NMFC Credit Facility was $135.0 million and $60.0 million, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          DB Credit Facility —  The Loan Financing and Servicing Agreement (the "DB Credit Facility") dated December 14, 2018, among NMFDB as the borrower, Deutsche Bank AG, New York Branch ("Deutsche Bank") as the facility agent, Lender and other agent from time to time party thereto and U.S. Bank National Association, as collateral agent and collateral custodian, is structured as a secured revolving credit facility and matures on December 14, 2023.

          As of March 31, 2019, the maximum amount of revolving borrowings available under the DB Credit Facility was $100.0 million. We are permitted to borrow at various advance rates depending on the type of portfolio investment, as outlined in the Loan Financing and Servicing Agreement. The DB Credit Facility is non-recourse to us and is collateralized by all of the investments of NMFDB on an investment by investment basis. All fees associated with the origination of the DB Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the DB Credit Facility. The DB Credit Facility contains certain customary affirmative and negative covenants and events of default. The covenants are generally not tied to mark to market fluctuations in the prices of NMFDB investments, but rather to the performance of the underlying portfolio companies.

          The advances under the DB Credit Facility accrue interest at a per annum rate equal to the Applicable Margin plus the lender's Cost of Funds Rate. The "Applicable Margin" is equal to 2.85% during the Revolving Period and then increases by 0.20% during an Event of Default. The "Cost of Funds Rate" for a conduit lender is the lower of its commercial paper rate and the Base Rate plus 0.50%, and for any other lender is the Base Rate. The "Base Rate" is the three-months LIBOR Rate but may become an alternative base rate based on Deutsche Bank's base lending rate if certain LIBOR disruption events occur. We are also charged a non-usage fee, based on the unused facility amount multiplied by the Undrawn Fee Rate (as defined in the Loan Financing and Servicing Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the DB Credit Facility for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
(in millions)	March 31, 2019	March 31, 2018(1)
Interest expense	$0.5	$—
Non-usage fee	$0.1	$—
Amortization of financing costs	$0.1	$—
Weighted average interest rate	5.6%	—%
Effective interest rate	7.1%	—%
Average debt outstanding	$38.5	$—

(1)
Not applicable as the DB Credit Facility commenced on December 14, 2018.

          As of March 31, 2019 and December 31, 2018, the outstanding balance on the DB Credit Facility was $50.0 million and $57.0 million, respectively, and NMFDB was in compliance with the applicable covenants in the DB Credit Facility on such dates.

          NMNLC Credit Facility —  The Revolving Credit Agreement (together with the related guarantee and security agreement, the "NMNLC Credit Facility"), dated September 21, 2018, among NMNLC, as the Borrower, and KeyBank National Association, as the Administrative Agent and Lender, is structured as a senior secured revolving credit facility and matures on September 23, 2019. The NMNLC Credit Facility is guaranteed by us and proceeds from the NMNLC Credit Facility may be used for funding of additional acquisition properties.

          The NMNLC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.15% per annum (as defined in the Revolving Credit Agreement).

          As of March 31, 2019, the maximum amount of revolving borrowings available under the NMNLC Credit Facility was $30.0 million. For the three months ended March 31, 2019, interest expense, non-usage fees and amortization of financing costs were each less than $50 thousand. As of March 31, 2019 and December 31, 2018, the outstanding balance on the NMNLC Credit Facility was $0 and NMNLC was in compliance with the applicable covenants in the NMNLC Credit Facility on such dates.

  Convertible Notes

          2014 Convertible Notes —  On June 3, 2014, we closed a private offering of $115.0 million aggregate principal amount of unsecured convertible notes (the "2014 Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "2014 Indenture"). The 2014 Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). As of June 3, 2015, the restrictions under Rule 144A under the Securities Act were removed, allowing the 2014 Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act. On September 30, 2016, we closed a public offering of an additional $40.3 million aggregate principal amount of the 2014 Convertible Notes. These additional 2014 Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115.0 million aggregate principal amount of 2014 Convertible Notes that we issued on June 3, 2014.

          The 2014 Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The 2014 Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          We may not redeem the 2014 Convertible Notes prior to maturity. No sinking fund is provided for the 2014 Convertible Notes. In addition, if certain corporate events occur, holders of the 2014 Convertible Notes may require us to repurchase for cash all or part of their 2014 Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the 2014 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The 2014 Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the 2014 Convertible Notes and the Trustee if we cease to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the 2014 Indenture.

          Existing 2018 Convertible Notes —  On August 20, 2018, we closed a registered public offering of $100.0 million aggregate principal amount of unsecured convertible notes (the "Existing 2018 Convertible Notes" and together with the 2014 Convertible Notes, the "Existing Convertible Notes"), pursuant to an indenture, dated August 20, 2018, as supplemented by a first supplemental indenture thereto, dated August 20, 2018 (together the "2018A Indenture"). On August 30, 2018, in connection with the registered public offering, we issued an additional $15.0 million aggregate principal amount of the Existing 2018 Convertible Notes pursuant to the exercise of an overallotment option by the underwriter of the Existing 2018 Convertible Notes.

          The Existing 2018 Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on February 15 and August 15 of each year, which commenced on February 15, 2019. The Existing 2018 Convertible Notes will mature on August 15, 2023 unless earlier converted, repurchased or redeemed pursuant to the terms of the 2018A Indenture. We may not redeem the Existing 2018 Convertible Notes prior to May 15, 2023. On or after May 15, 2023, we may redeem the Existing 2018 Convertible Notes for cash, in whole or from time to time in part, at our option at a redemption price, subject to an exception for redemption dates occurring after a record date but on or prior to the interest payment date, equal to the sum of (i) 100% of the principal amount of the Existing 2018 Convertible Notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) a make-whole premium.

          No sinking fund is provided for the Existing 2018 Convertible Notes. Holders of Existing 2018 Convertible Notes may, at their option, convert their Existing 2018 Convertible Notes into shares of our common stock at any time on or prior to the close of business on the business day immediately preceding the maturity date of the Existing 2018 Convertible Notes. In addition, if certain corporate events occur, holders of the Existing 2018 Convertible Notes may require us to repurchase for cash all or part of their Existing 2018 Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Existing 2018 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The 2018A Indenture contains certain covenants, including covenants requiring us to provide certain financial information to the holders of the Existing 2018 Convertible Notes and the trustee if we cease to be subject to the reporting requirements of the Exchange Act. The 2018A Indenture also includes additional financial covenants related to our asset coverage ratio. These covenants are subject to limitations and exceptions that are described in the 2018A Indenture.

          The following table summarizes certain key terms related to the convertible features of our Existing Convertible Notes as of March 31, 2019.

	2014 Convertible Notes	2018 Convertible Notes
Initial conversion premium	12.5%	10.0%
Initial conversion rate(1)	62.7746	65.8762
Initial conversion price	$15.93	$15.18
Conversion premium at March 31, 2019	11.7%	10.0%
Conversion rate at March 31, 2019(1)(2)	63.2794	65.8762
Conversion price at March 31, 2019(2)(3)	$15.80	$15.18
Last conversion price calculation date	June 3, 2018	August 20, 2018

(1)
Conversion rates denominated in shares of common stock per $1.0 thousand principal amount of the Existing Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at March 31, 2019 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in distributions in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in distributions, are subject to a conversion price floor of $14.05 per share for the 2014 Convertible Notes and $13.80 per share for the Existing 2018 Convertible Notes. In no event will the total number of shares of common stock issuable upon conversion exceed 71.1893 per $1.0 thousand principal amount of the 2014 Convertible Notes or 72.4637 per $1.0 thousand principal amount of the Existing 2018 Convertible Notes. We have determined that the embedded conversion option in the Existing Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Existing Convertible Notes are unsecured obligations and rank senior in right of payment to our existing and future indebtedness, if any, that is expressly subordinated in right of payment to the Existing Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles. The issuance is considered part of the if-converted method for calculation of diluted earnings per share. The following table summarizes the interest expense, amortization of financing costs and amortization of premium incurred on the Existing Convertible Notes for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
(in millions)	March 31, 2019	March 31, 2018
Interest expense	$3.6	$1.9
Amortization of financing costs	$0.3	$0.3
Amortization of premium	$— (1)	$— (1)
Weighted average interest rate	5.4%	5.0%
Effective interest rate	5.9%	5.8%
Average debt outstanding	$270.3	$155.3

(1)
For the three months ended March 31, 2019 and March 31, 2018, the total amortization of premium was less than $50 thousand.

          As of March 31, 2019 and December 31, 2018, the outstanding balance on the Existing Convertible Notes was $270.3 million and $270.3 million, respectively, and NMFC was in compliance with the terms of the 2014 Indenture and 2018A Indenture on such dates, as applicable.

  Unsecured Notes

          On May 6, 2016, we issued $50.0 million in aggregate principal amount of five-year unsecured notes that mature on May 15, 2021 (the "2016 Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. On September 30, 2016, we entered into an amended and restated note purchase agreement (the "NPA") and issued an additional $40.0 million in aggregate principal amount of 2016 Unsecured Notes to institutional investors in a private placement. On June 30, 2017, we issued $55.0 million in aggregate principal amount of five-year unsecured notes that mature on July 15, 2022 (the "2017A Unsecured Notes"), pursuant to the NPA and a supplement to the NPA. On January 30, 2018, we issued $90.0 million in aggregate principal amount of five year unsecured notes that mature on January 30, 2023 (the "2018A Unsecured Notes") pursuant to the NPA and a second supplement to the NPA. On July 5, 2018, we issued $50.0 million in aggregate principal amount of five year unsecured notes that mature on June 28, 2023 (the "2018B Unsecured Notes") pursuant to the NPA and a third supplement to the NPA (the "Third Supplement"). The NPA provides for future issuances of unsecured notes in separate series or tranches.

          The 2016 Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, which commenced on November 15, 2016. The 2017A Unsecured Notes bear interest at an annual rate of 4.760%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2018. The 2018A Unsecured Notes bear interest at an annual rate of 4.870%, payable semi-annually on February 15 and August 15 of each year, which commenced on August 15, 2018. The 2018B Unsecured Notes bear interest at an annual rate of 5.360%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2019. These interest rates are subject to increase in the event that: (i) subject to certain exceptions, the underlying unsecured notes or we cease to have an investment grade rating or (ii) the aggregate amount of our unsecured debt falls below $150.0 million. In each such event, we have the option to offer to prepay the underlying unsecured notes at par, in which case holders of the underlying unsecured notes who accept the offer would not receive the increased interest rate. In addition, we are obligated to offer to prepay the underlying unsecured notes at par if the Investment Adviser, or an affiliate thereof, ceases to be our investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The NPA contains customary terms and conditions for unsecured notes issued, including, without limitation, an option to offer to prepay all or a portion of the unsecured notes under its governance at par (plus a make-whole amount if applicable), affirmative and negative covenants such as information reporting, maintenance of our status as a BDC under the 1940 Act and a RIC under the Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes at NMFC or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of NMFC or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy. The Third Supplement includes additional financial covenants related to asset coverage as well as other terms.

          On September 25, 2018, we closed a registered public offering of $50.0 million in aggregate principal amount of five-year 5.75% Unsecured Notes (together with the 2016 Unsecured Notes, 2017A Unsecured Notes, 2018A Unsecured Notes and 2018B Unsecured Notes, the "Unsecured Notes"), pursuant to an indenture, dated August 20, 2018, as supplemented by a second supplemental indenture thereto, dated September 25, 2018 (together, the "2018B Indenture"). On October 17, 2018, in connection with the registered public offering, we issued an additional $1.8 million aggregate principal amount of the 5.75% Unsecured Notes pursuant to the exercise of an overallotment option by the underwriters of the 5.75% Unsecured Notes.

          The 5.75% Unsecured Notes bear interest at an annual rate of 5.75%, payable quarterly on January 1, April 1, July 1 and October 1 of each year, which commenced on January 1, 2019. The 5.75% Unsecured Notes will mature on October 1, 2023 unless earlier redeemed. The 5.75% Unsecured Notes are listed on the New York Stock Exchange and trade under the trading symbol "NMFX."

          We may redeem the 5.75% Unsecured Notes, in whole or in part, at any time, or from time to time, at our option on or after October 1, 2020, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

          No sinking fund is provided for the 5.75% Unsecured Notes and holders of the 5.75% Unsecured Notes have no option to have their 5.75% Unsecured Notes repaid prior to the stated maturity date.

          The 2018B Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC and (ii) provide certain financial information to the holders of the 5.75% Unsecured Notes and the trustee if we cease to be subject to the reporting requirements of the Exchange Act. The 2018B Indenture also includes additional financial covenants related to asset coverage. These covenants are subject to limitations and exceptions that are described in the 2018B Indenture.

          The 2018B Indenture provides for customary events of default and further provides that the trustee or the holders of 25% in aggregate principal amount of the outstanding 5.75% Unsecured Notes may declare such 5.75% Unsecured Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

          The Unsecured Notes are unsecured obligations and rank senior in right of payment to our existing and future indebtedness, if any, that is expressly subordinated in right of payment to the Unsecured Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles.

          The following table summarizes the interest expense and amortization of financing costs incurred on the Unsecured Notes for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
(in millions)	March 31, 2019	March 31, 2018(1)
Interest expense	$4.4	$2.6
Amortization of financing costs	$0.3	$0.2
Weighted average interest rate	5.3%	5.1%
Effective interest rate	5.6%	5.4%
Average debt outstanding	$336.8	$206.0

(1)
For the three months ended March 31, 2018, amounts reported include interest and amortization of financing costs related to the 2018A Unsecured Notes for the period from January 30, 2018 (issuance date of the 2018A Unsecured Notes) to March 31, 2018.

          As of March 31, 2019 and December 31, 2018, the outstanding balance on the Unsecured Notes was $336.8 million and $336.8 million, respectively, and we were in compliance with the terms of the NPA and the 2018B Indenture as of such dates, as applicable.

          SBA-guaranteed debentures —  On August 1, 2014 and August 25, 2017, respectively, SBIC I and SBIC II received SBIC licenses from the SBA to operate as SBICs.

          The SBIC license allows SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to us, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC I and SBIC II over our stockholders in the event SBIC I and SBIC II are liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations for a single licensee is $150.0 million as long as the licensee has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In June 2018, legislation amended the 1958 Act by increasing the individual leverage limit from $150.0 million to $175.0 million, subject to SBA approvals.

          As of March 31, 2019 and December 31, 2018, SBIC I had regulatory capital of $75.0 million and $75.0 million, respectively, and SBA-guaranteed debentures outstanding of $150.0 million and $150.0 million, respectively. As of March 31, 2019 and December 31, 2018, SBIC II had regulatory capital of $42.5 million and $42.5 million, respectively, and $15.0 million and $15.0 million, respectively, of SBA-guaranteed debentures outstanding. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the life of the SBA-guaranteed debentures. The following table summarizes our SBA-guaranteed debentures as of March 31, 2019.

(in millions) Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge
Fixed SBA-guaranteed debentures(1):
March 25, 2015	March 1, 2025	$37.5	2.517%	0.355%
September 23, 2015	September 1, 2025	37.5	2.829%	0.355%
September 23, 2015	September 1, 2025	28.8	2.829%	0.742%
March 23, 2016	March 1, 2026	13.9	2.507%	0.742%
September 21, 2016	September 1, 2026	4.0	2.051%	0.742%
September 20, 2017	September 1, 2027	13.0	2.518%	0.742%
March 21, 2018	March 1, 2028	15.3	3.187%	0.742%
Fixed SBA-guaranteed debentures(2):
September 19, 2018	September 1, 2028	15.0	3.548%	0.222%

Total SBA-guaranteed debentures		$165.0

(1)
SBA-guaranteed debentures are held in SBIC I.

(2)
SBA-guaranteed debentures are held in SBIC II.

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
(in millions)	March 31, 2019	March 31, 2018
Interest expense	$1.3	$1.2
Amortization of financing costs	$0.1	$0.1
Weighted average interest rate	3.3%	3.1%
Effective interest rate	3.6%	3.5%
Average debt outstanding	$165.0	$150.0

          The SBIC program is designed to stimulate the flow of private investor capital into eligible smaller businesses, as defined by the SBA. Under SBA regulations, SBICs are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to us. SBICs are subject to an annual periodic examination by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of March 31, 2019 and December 31, 2018, SBIC I and SBIC II were in compliance with SBA regulatory requirements.

Off-Balance Sheet Arrangements

          We may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of March 31, 2019 and December 31, 2018, we had outstanding commitments to third parties to fund investments totaling $135.6 million and $137.9 million, respectively, under various undrawn revolving credit facilities, delayed draw commitments or other future funding commitments.

          We may from time to time enter into financing commitment letters or bridge financing commitments, which could require funding in the future. As of March 31, 2019 and December 31, 2018, we had commitment letters to purchase investments in an aggregate par amount of $43.0 million and $27.5 million, respectively. As of March 31, 2019 and December 31, 2018, we had not entered into any bridge financing commitments which could require funding in the future.

Contractual Obligations

          A summary of our significant contractual payment obligations as of March 31, 2019 is as follows:

	Contractual Obligations Payments Due by Period
(in millions)	Total	Less than 1 Year	1 - 3 Years	3 - 5 Years	More than 5 Years
Holdings Credit Facility(1)	$567.1	$—	$—	$567.1	$—
Unsecured Notes(2)	336.8	—	90.0	246.8	—
SBA-guaranteed debentures(3)	165.0	—	—	—	165.0
Existing Convertible Notes(4)	270.3	155.3	—	115.0	—
NMFC Credit Facility(5)	135.0	—	—	135.0	—
DB Credit Facility(6)	50.0	—	—	50.0	—

Total Contractual Obligations	$1,524.2	$155.3	$90.0	$1,113.9	$165.0

(1)
Under the terms of the $675.0 million Holdings Credit Facility, all outstanding borrowings under that facility ($567.1 million as of March 31, 2019) must be repaid on or before October 24, 2022. As of March 31, 2019, there was approximately $107.9 million of possible capacity remaining under the Holdings Credit Facility.

(2)
$90.0 million of the 2016 Unsecured Notes will mature on May 15, 2021 unless earlier repurchased, $55.0 million of the 2017A Unsecured Notes will mature on July 15, 2022 unless earlier repurchased, $90.0 million of the 2018A Unsecured Notes will mature on January 30, 2023 unless earlier repurchased and $50.0 million of the 2018B Unsecured Notes will mature on June 28, 2023 unless earlier repurchased and $51.8 million of the 5.75% Unsecured Notes will mature on October 1, 2023 unless earlier repurchased.

(3)
Our SBA-guaranteed debentures will begin to mature on March 1, 2025.

(4)
$155.3 million of the 2014 Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option and the $115.0 million of the Existing 2018 Convertible Notes will mature on August 15, 2023 unless earlier converted or repurchased at the holder's option or redeemed by us.

(5)
Under the terms of the $135.0 million NMFC Credit Facility, all outstanding borrowings under that facility ($135.0 million as of March 31, 2019) must be repaid on or before June 4, 2022. As of March 31, 2019, there was no capacity remaining under the NMFC Credit Facility.

(6)
Under the terms of the $100.0 million DB Credit Facility, all outstanding borrowings under that facility ($50.0 million as of March 31, 2019) must be repaid on or before December 14, 2023. As of March 31, 2019, there was $50.0 million of possible capacity remaining under the DB Credit Facility.

          We have entered into the investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser in accordance with the 1940 Act. Under the Investment Management Agreement, the Investment Adviser has agreed to provide us with investment advisory and management services. We have agreed to pay for these services (1) a management fee and (2) an incentive fee based on our performance.

          We have also entered into an administration agreement, as amended and restated (the "Administration Agreement") with the Administrator. Under the Administration Agreement, the Administrator has agreed to arrange office space for us and provide office equipment and clerical, bookkeeping and record keeping services and other administrative services necessary to conduct our respective day-to-day operations. The Administrator has also agreed to maintain, or oversee the maintenance of, our financial records, our reports to stockholders and reports filed with the SEC.

          If any of the contractual obligations discussed above are terminated, our costs under any new agreements that are entered into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Management Agreement and the Administration Agreement.

Distributions and Dividends

          Distributions declared and paid to stockholders for the three months ended March 31, 2019 totaled approximately $27.3 million.

          The following table reflects cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Fiscal Year Ended	Date Declared	Record Date	Payment Date	Per Share Amount(1)
December 31, 2019
First Quarter	February 22, 2019	March 15, 2019	March 29, 2019	$0.34

				$0.34

December 31, 2018
Fourth Quarter	November 1, 2018	December 14, 2018	December 28, 2018	$0.34
Third Quarter	August 1, 2018	September 14, 2018	September 28, 2018	0.34
Second Quarter	May 2, 2018	June 15, 2018	June 29, 2018	0.34
First Quarter	February 21, 2018	March 15, 2018	March 29, 2018	0.34

				$1.36

December 31, 2017
Fourth Quarter	November 2, 2017	December 15, 2017	December 28, 2017	$0.34
Third Quarter	August 4, 2017	September 15, 2017	September 29, 2017	0.34
Second Quarter	May 4, 2017	June 16, 2017	June 30, 2017	0.34
First Quarter	February 23, 2017	March 17, 2017	March 31, 2017	0.34

				$1.36

(1)
Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2018 and December 31, 2017, total distributions were $103.4 million and $100.9 million, respectively, of which the distributions were comprised of approximately 83.74% and 71.50%, respectively, of ordinary income, 0.00% and 0.00%, respectively, of long-term capital gains and approximately 16.26% and 28.50%, respectively, of a return of capital. Future quarterly distributions, if any, will be determined by our board of directors.

          We intend to pay quarterly distributions to our stockholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately all of our net investment income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment.

          We maintain an "opt out" dividend reinvestment plan on behalf of our common stockholders, pursuant to which each of our stockholders' cash distributions will be automatically reinvested in additional shares of common stock, unless the stockholder elects to receive cash.

Related Parties

          We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  We have entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

  •
  We have entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges our office space and provides office equipment and administrative services necessary to conduct our respective day-to-day operations pursuant to the Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three months ended March 31, 2019 approximately $0.7 million of indirect administrative expenses were included in administrative expenses, none of which was waived by the Administrator. As of March 31, 2019, $0.7 million of indirect administrative expenses were included in payable to affiliates.

  •
  We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, to our investment mandates, including Guardian II. The Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive

Order, we are permitted to co-invest with our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

SENIOR SECURITIES

          Information about our senior securities as of March 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 and information about NMF Holdings' senior securities as of December 31, 2013, 2012, 2011, 2010 and 2009 are shown in the following table. The report of Deloitte & Touche LLP, an independent registered public accounting firm, on the senior securities table as of December 31, 2018, December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 is attached, or incorporated by reference, as an exhibit to the registration statement of which this prospectus supplement and accompanying prospectus are a part.

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2) (in millions)	Asset Coverage Per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)
March 31, 2019
Holdings Credit Facility	$567.1	$1,797	—	N/A
2014 Convertible Notes	155.3	1,797	—	N/A
Existing 2018 Convertible Notes	115.0	1,797	—	N/A
Unsecured Notes (not including the 5.75% Unsecured Notes)	285.0	1,797	—	N/A
5.75% Unsecured Notes	51.8	1,797	—	$25.1
NMFC Credit Facility	135.0	1,797	—	N/A
DB Credit Facility	50.0	1,797	—	N/A
December 31, 2018
Holdings Credit Facility	$512.6	$1,814	—	N/A
2014 Convertible Notes	155.3	1,814	—	N/A
Existing 2018 Convertible Notes	115.0	1,814	—	N/A
Unsecured Notes (not including the 5.75% Unsecured Notes)	285.0	1,814	—	N/A
5.75% Unsecured Notes	51.8	1,814	—	$24.7
NMFC Credit Facility	60.0	1,814	—	N/A
DB Credit Facility	57.0	1,814	—	N/A
December 31, 2017
Holdings Credit Facility	312.4	2,408	—	N/A
2014 Convertible Notes	155.3	2,408	—	N/A
Unsecured Notes	145.0	2,408	—	N/A
NMFC Credit Facility	122.5	2,408	—	N/A
December 31, 2016
Holdings Credit Facility	333.5	2,593	—	N/A
2014 Convertible Notes	155.3	2,593	—	N/A
Unsecured Notes	90.0	2,593	—	N/A
NMFC Credit Facility	10.0	2,593	—	N/A
December 31, 2015
Holdings Credit Facility	419.3	2,341	—	N/A
2014 Convertible Notes	115.0	2,341	—	N/A
NMFC Credit Facility	90.0	2,341	—	N/A
December 31, 2014
Holdings Credit Facility	468.1	2,267	—	N/A
2014 Convertible Notes	115.0	2,267	—	N/A
NMFC Credit Facility	50.0	2,267	—	N/A
December 31, 2013
Holdings Credit Facility	221.8	2,577	—	N/A
SLF Credit Facility	214.7	2,577	—	N/A
December 31, 2012
Holdings Credit Facility	206.9	2,353	—	N/A
SLF Credit Facility	214.3	2,353	—	N/A
December 31, 2011
Holdings Credit Facility	129.0	2,426	—	N/A
SLF Credit Facility	165.9	2,426	—	N/A

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2) (in millions)	Asset Coverage Per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)
December 31, 2010(6)
Holdings Credit Facility	59.7	3,074	—	N/A
SLF Credit Facility	56.9	3,074	—	N/A
December 31, 2009(6)
Holdings Credit Facility	77.7	4,080	—	N/A

(1)
We have excluded our SBA-guaranteed debentures from this table as a result of the SEC exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 150.0% asset coverage ratio we are required to maintain under the 1940 Act. At March 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, we had $165.0 million, $165.0 million, $150.0 million, $121.7 million, $117.7 million and $37.5 million, respectively, in SBA-guaranteed debentures outstanding. At December 31, 2013, 2012, 2011, 2010 and 2009, we had no outstanding SBA-guaranteed debentures. Total asset coverage per unit including the SBA-guaranteed debentures as of March 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 is $1,711, $1,718, $2,169, $2,320, $2,128 and $2,196, respectively, and unchanged for the prior years.

(2)
Total amount of each class of senior securities outstanding at the end of the period presented.

(3)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(4)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The " — " in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(5)
Not applicable because the senior securities are not registered for public trading.

(6)
Prior to NMFC's IPO on May 19, 2011, these credit facilities existed at the Predecessor Entities.

UNDERWRITING

          We and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC are the representatives of the underwriters.

Underwriter	Number of Shares
Wells Fargo Securities, LLC	1,680,000
Morgan Stanley & Co. LLC	1,680,000
Goldman Sachs & Co. LLC	720,000
Keefe, Bruyette & Woods, Inc.	720,000
UBS Securities LLC	570,000
Deutsche Bank Securities Inc.	390,000
Janney Montgomery Scott LLC	120,000
Oppenheimer & Co. Inc.	120,000

Total	6,000,000

          The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares covered by the option described below unless and until this option is exercised.

          If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional 900,000 shares from us. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

          The following table shows the per share and total underwriting discounts and commissions (sales load) to be paid to the underwriters. Such amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase 900,000 additional shares. In addition, the Investment Adviser has agreed to bear 2.9% or $0.39 per share, of the underwriting discounts and commissions (sales load) in this offering, which is also reflected in the following table and will not be subject to reimbursement by us.

	Sales Load Payable by Us		Sales Load Payable by Investment Adviser
	No Exercise	Full Exercise	No Exercise	Full Exercise
Per Share	$0.03	$0.03	$0.39	$0.39
Total	$180,000	$207,000	$2,340,000	$2,691,000

          Because the Financial Industry Regulatory Authority, or FINRA, views the common stock offered hereby as interests in a direct participation program, the offering is being made in compliance with the requirements of FINRA Rule 2310. Investor suitability with respect to the common stock should be judged similarly to suitability with respect to other securities that are listed for trading on a national securities exchange.

          In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve securities and instruments of the issuer. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

          Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $0.25 per share from the public offering price. If all the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters' right to reject any order in whole or in part.

          We, each of our officers and directors and each of the members of the Investment Adviser's investment committee have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any shares of our common stock or securities convertible into or exchangeable for shares of our common stock during the period from the date of this prospectus supplement continuing through the date 45 days after the date of this prospectus supplement, except with the prior written consent of Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC.

          Our common stock is listed on the New York Stock Exchange under the symbol "NMFC".

          In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. "Naked" short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

          The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

          Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own account, may have the effect of preventing or retarding a decline in the market price of the company's stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

          The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

          We estimate that the offering expenses that will be borne by us in connection with the sale of shares of our common stock offered by us in this offering will be approximately $0.3 million.

          We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

          The underwriters and their respective affiliates are full-service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may, from time to time, perform various financial advisory and investment banking services for us, for which they will receive customary fees and expenses. In addition, an affiliate of Wells Fargo Securities, LLC is a lender under the Holdings Credit Facility, affiliates of Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Keefe, Bruyette & Woods, Inc. are lenders under the NMFC Credit Facility and affiliates of Deutsche Bank Securities Inc. are lenders under the DB Credit Facility. Certain directly or indirectly held registered broker dealers, investment advisors, and bank subsidiaries of Wells Fargo & Company, an affiliate of Wells Fargo Securities, LLC an underwriter in this offering, hold approximately 7.42% of our common stock.

          In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the issuer. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

          We intend to use the net proceeds from the sale of shares of our common stock sold in this offering primarily for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. We may also use a portion of the net proceeds from the sale of shares of our common stock sold in this offering for other general corporate purposes, including to temporarily repay indebtedness (which will be subject to reborrowing), and other working capital needs. Affiliates of Wells Fargo Securities, LLC are lenders under the Holdings Credit Facility, affiliates of Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Keefe, Bruyette & Woods, Inc. are lenders under the NMFC Credit Facility and affiliates of Deutsche Bank Securities Inc. are lenders under the DB Credit Facility. Accordingly, affiliates of Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, Keefe, Bruyette & Woods, Inc. and Deutsche Bank Securities Inc. may receive more than 5.0% of the net proceeds of this offering to the extent such proceeds are used to temporarily repay outstanding indebtedness under the Holdings Credit Facility, the NMFC Credit Facility or the DB Credit Facility.

          The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202, the principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036, and the principal business address of Goldman Sachs & Co. LLC is 200 West Street, New York, New York 10282.

          Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so. In that regard, Wells Fargo Securities, LLC may arrange to sell shares in certain jurisdictions through an affiliate, Wells Fargo Securities International Limited, or WFSIL. WFSIL is a wholly-owned indirect subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Securities, LLC. WFSIL is a United Kingdom incorporated investment firm regulated by the Financial Conduct Authority. Wells Fargo Securities is the trade name for certain corporate and investment banking services of Wells Fargo & Company and its affiliates, including Wells Fargo Securities, LLC and WFSIL.

LEGAL MATTERS

          Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, District of Columbia. Certain legal matters in connection with the shares of common stock offered hereby will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York. Fried, Frank, Harris, Shriver & Jacobson LLP represents New Mountain Capital, L.L.C. and its portfolio companies from time to time in the ordinary course of business.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          With respect to the unaudited interim financial information of New Mountain Finance Corporation as of March 31, 2019 and for the three month period ended March 31, 2019 and March 31, 2018, which is included in this prospectus supplement, Deloitte & Touche LLP, an independent registered public accounting firm, has applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in this prospectus supplement, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

          The consolidated financial statements and the related information included in the Senior Securities table and the effectiveness of internal control over financial reporting, included in this prospectus supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the registration statement. Such financial statements and information included in the Senior Securities table have been so included in reliance upon the reports of such firm, given their authority as experts in accounting and auditing.

          The principal business address of Deloitte & Touche LLP is 30 Rockefeller Center Plaza, New York, New York 10112.

AVAILABLE INFORMATION

          We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

          We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. This information will also be available free of charge by contacting us at 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website is not incorporated into this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement and the accompanying prospectus.

INDEX TO FINANCIAL STATEMENTS

INTERIM FINANCIAL STATEMENTS FOR THE QUARTER ENDED MARCH 31, 2019

F-1

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	March 31, 2019	December 31, 2018
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $2,020,776 and $1,868,785, respectively)	$2,023,077	$1,861,323
Non-controlled/affiliated investments (cost of $79,423 and $78,438, respectively)	77,587	77,493
Controlled investments (cost of $393,565 and $382,503, respectively)	421,641	403,137

Total investments at fair value (cost of $2,493,764 and $2,329,726, respectively)	2,522,305	2,341,953
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	23,508	23,508
Cash and cash equivalents	65,571	49,664
Interest and dividend receivable	34,370	30,081
Receivable from affiliates	575	288
Other assets	3,787	3,172

Total assets	$2,650,116	$2,448,666

Liabilities
Borrowings
Holdings Credit Facility	$567,063	$512,563
Unsecured Notes	336,750	336,750
Convertible Notes	270,273	270,301
SBA-guaranteed debentures	165,000	165,000
NMFC Credit Facility	135,000	60,000
DB Credit Facility	50,000	57,000
Deferred financing costs (net of accumulated amortization of $23,885 and $22,234, respectively)	(16,186)	(17,515)

Net borrowings	1,507,900	1,384,099
Payable for unsettled securities purchased	20,442	20,147
Interest payable	10,513	12,397
Management fee payable	8,442	8,392
Incentive fee payable	6,863	6,864
Deferred tax liability	896	1,006
Payable to affiliates	798	1,021
Other liabilities	10,983	8,471

Total liabilities	1,566,837	1,442,397
Commitments and contingencies (See Note 9)
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 100,000,000 shares authorized, 80,519,430 and 76,106,372 shares issued and outstanding, respectively	805	761
Paid in capital in excess of par	1,096,017	1,035,629
Accumulated overdistributed earnings	(13,543)	(30,121)

Total net assets	$1,083,279	$1,006,269

Total liabilities and net assets	$2,650,116	$2,448,666

Number of shares outstanding	80,519,430	76,106,372
Net asset value per share	$13.45	$13.22

The accompanying notes are an integral part of these consolidated financial statements.

F-2

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018
Investment income
From non-controlled/non-affiliated investments:
Interest income	$44,457	$35,436
Dividend income	—	486
Non-cash dividend income	1,974	1,324
Other income	2,254	2,868
From non-controlled/affiliated investments:
Interest income	1,004	102
Dividend income	726	845
Non-cash dividend income	291	4,009
Other income	291	302
From controlled investments:
Interest income	2,463	1,201
Dividend income	8,457	4,239
Non-cash dividend income	2,045	1,454
Other income	229	623

Total investment income	64,191	52,889

Expenses
Incentive fee	6,863	6,434
Management fee	10,975	8,692
Interest and other financing expenses	19,146	11,290
Professional fees	766	694
Administrative expenses	1,095	939
Other general and administrative expenses	412	410

Total expenses	39,257	28,459
Less: management fees waived (See Note 5)	(2,533)	(1,322)

Net expenses	36,724	27,137

Net investment income before income taxes	27,467	25,752
Income tax expense	17	16

Net investment income	27,450	25,736
Net realized gains (losses):
Non-controlled/non-affiliated investments	43	206
Controlled investments	3	—
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	9,763	(3,521)
Non-controlled/affiliated investments	(891)	1,809
Controlled investments	7,442	(456)
Securities purchased under collateralized agreements to resell	—	(12)
Benefit for taxes	110	82

Net realized and unrealized gains (losses)	16,470	(1,892)

Net increase in net assets resulting from operations	$43,920	$23,844

Basic earnings per share	$0.56	$0.31
Weighted average shares of common stock outstanding — basic (See Note 11)	78,457,641	75,935,093
Diluted earnings per share	$0.49	$0.30
Weighted average shares of common stock outstanding — diluted (See Note 11)	95,857,530	85,759,220
Distributions declared and paid per share	$0.34	$0.34

The accompanying notes are an integral part of these consolidated financial statements.

F-3

New Mountain Finance Corporation
Consolidated Statements of Changes in Net Assets
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018
Increase (decrease) in net assets resulting from operations:
Net investment income	$27,450	$25,736
Net realized gains on investments	46	206
Net change in unrealized appreciation (depreciation) of investments	16,314	(2,168)
Net change in unrealized depreciation of securities purchased under collateralized agreements to resell	—	(12)
Benefit for taxes	110	82

Net increase in net assets resulting from operations	43,920	23,844

Capital transactions
Net proceeds from shares sold	59,297	—
Deferred offering costs	(229)	—
Distributions declared to stockholders from net investment income	(27,342)	(25,818)
Reinvestment of distributions	1,364	—

Total net increase (decrease) in net assets resulting from capital transactions	33,090	(25,818)

Net increase (decrease) in net assets	77,010	(1,974)
Net assets at the beginning of the period	1,006,269	1,034,975

Net assets at the end of the period	$1,083,279	$1,033,001

Capital share activity
Shares sold	4,312,500	—
Shares issued from the reinvestment of distributions	100,558	—

Net increase in shares outstanding	4,413,058	—

The accompanying notes are an integral part of these consolidated financial statements.

F-4

New Mountain Finance Corporation
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018
Cash flows from operating activities
Net increase in net assets resulting from operations	$43,920	$23,844
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized gains on investments	(46)	(206)
Net change in unrealized (appreciation) depreciation of investments	(16,314)	2,168
Net change in unrealized depreciation of securities purchased under collateralized agreements to resell	—	12
Amortization of purchase discount	(835)	(926)
Amortization of deferred financing costs	1,651	1,307
Amortization of premium on Convertible Notes	(27)	(27)
Non-cash investment income	(6,842)	(4,292)
(Increase) decrease in operating assets:
Purchase of investments and delayed draw facilities	(158,036)	(237,846)
Proceeds from sales and paydowns of investments	5,857	87,141
Cash received for purchase of undrawn portion of revolving credit or delayed draw facilities	46	29
Cash paid for purchase of drawn portion of revolving credit facilities	(338)	—
Cash paid on drawn revolvers	(9,026)	(5,423)
Cash repayments on drawn revolvers	5,182	7,092
Interest and dividend receivable	(4,289)	(4,923)
Receivable from affiliates	(287)	(308)
Other assets	(758)	1,781
Increase (decrease) in operating liabilities:
Payable for unsettled securities purchased	295	29,841
Interest payable	(1,884)	2,094
Management fee payable	50	7,370
Incentive fee payable	(1)	6,434
Deferred tax liability	(110)	(82)
Payable to affiliates	(223)	1,213
Other liabilities	2,758	(101)

Net cash flows used in operating activities	(139,257)	(83,808)

Cash flows from financing activities
Net proceeds from shares sold	59,297	—
Distributions paid	(25,978)	(25,818)
Offering costs paid	(265)	—
Proceeds from Holdings Credit Facility	69,500	94,500
Repayment of Holdings Credit Facility	(15,000)	(51,200)
Proceeds from Unsecured Notes	—	90,000
Proceeds from NMFC Credit Facility	110,000	65,000
Repayment of NMFC Credit Facility	(35,000)	(92,500)
Proceeds from DB Credit Facility	25,000	—
Repayment of DB Credit Facility	(32,000)	—
Deferred financing costs paid	(390)	(1,474)

Net cash flows provided by financing activities	155,164	78,508

Net increase (decrease) in cash and cash equivalents	15,907	(5,300)
Cash and cash equivalents at the beginning of the period	49,664	34,936

Cash and cash equivalents at the end of the period	$65,571	$29,636

Supplemental disclosure of cash flow information
Cash interest paid	$19,085	$7,577
Income taxes paid	3	3
Non-cash financing activities:
Value of shares issued in connection with the distribution reinvestment plan	$1,364	$—
Accrual for offering costs	92	944
Accrual for deferred financing costs	119	171

The accompanying notes are an integral part of these consolidated financial statements.

F-5

New Mountain Finance Corporation
Consolidated Schedule of Investments
March 31, 2019
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Canada
Dentalcorp Health Services ULC (fka Dentalcorp Perfect Smile ULC)**
Healthcare Services	Second lien(3)	10.00% (L + 7.50%/M)	6/1/2018	6/8/2026	$12,130	$12,034	$11,948
	Second lien(3)	10.00% (L + 7.50%/M)	3/8/2019	6/8/2026	11,575	11,474	11,401
	Second lien(8)	10.00% (L + 7.50%/M)	6/1/2018	6/8/2026	7,500	7,440	7,388
	Second lien(3)(10) — Drawn	10.00% (L + 7.50%/M)	6/1/2018	6/8/2026	3,641	3,608	3,587

					34,846	34,556	34,324	3.17%

Total Funded Debt Investments — Canada					$34,846	$34,556	$34,324	3.17%

Funded Debt Investments — United Kingdom
Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.**
Consumer Services	Second lien(2)	10.24% (L + 7.50%/Q)	9/25/2017	10/3/2025	$37,853	$37,654	$36,717
	Second lien(8)	10.24% (L + 7.50%/Q)	9/25/2017	10/3/2025	6,000	5,968	5,820

					43,853	43,622	42,537	3.93%

Air Newco LLC**
Software	First lien(2)	7.24% (L + 4.75%/M)	5/25/2018	5/31/2024	20,075	20,030	20,087	1.85%

Total Funded Debt Investments — United Kingdom					$63,928	$63,652	$62,624	5.78%

Funded Debt Investments — United States
Benevis Holding Corp.
Healthcare Services	First lien(2)(9)	9.06% (L + 6.32%/Q)	3/15/2018	3/15/2024	$63,210	$63,210	$63,210
	First lien(8)(9)	9.06% (L + 6.32%/Q)	3/15/2018	3/15/2024	8,557	8,557	8,557
	First lien(3)(9)	9.06% (L + 6.32%/Q)	3/15/2018	3/15/2024	6,952	6,952	6,952

					78,719	78,719	78,719	7.27%

Integro Parent Inc.
Business Services	First lien(2)(9)	8.37% (L + 5.75%/Q)	10/9/2015	10/31/2022	51,113	50,837	51,113
	Second lien(8)(9)	11.87% (L + 9.25%/Q)	10/9/2015	10/30/2023	10,000	9,933	10,000

					61,113	60,770	61,113	5.64%

Kronos Incorporated Software	Second lien(2)	10.99% (L + 8.25%/Q)	10/26/2012	11/1/2024	36,000	35,574	36,624
	Second lien(3)	10.99% (L + 8.25%/Q)	10/26/2012	11/1/2024	21,147	21,145	21,513

					57,147	56,719	58,137	5.38%

Nomad Buyer, Inc.
Healthcare Services	First lien(2)	7.48% (L + 5.00%/M)	8/3/2018	8/1/2025	58,878	57,062	57,333	5.29%
CentralSquare Technologies, LLC
Software	Second lien(3)	10.00% (L + 7.50%/M)	8/15/2018	8/31/2026	47,839	47,254	47,359
	Second lien(8)	10.00% (L + 7.50%/M)	8/15/2018	8/31/2026	7,500	7,408	7,425

					55,339	54,662	54,784	5.07%

Dealer Tire, LLC
Distribution & Logistics	First lien(2)	8.00% (L + 5.50%/M)	12/4/2018	12/12/2025	53,784	52,480	53,885	4.97%
PhyNet Dermatology LLC
Healthcare Services	First lien(2)(9)	8.00% (L + 5.50%/M)	9/17/2018	8/16/2024	50,752	50,281	50,244
	First lien(3)(9)(10) — Drawn	7.99% (L + 5.50%/M)	9/17/2018	8/16/2024	3,485	3,468	3,468

					54,237	53,749	53,712	4.96%

NM GRC Holdco, LLC
Business Services	First lien(2)(9)	8.60% (L + 6.00%/Q)	2/9/2018	2/9/2024	38,638	38,475	38,638
	First lien(2)(9)(10) — Drawn	8.60% (L + 6.00%/Q)	2/9/2018	2/9/2024	10,739	10,690	10,738

					49,377	49,165	49,376	4.56%

The accompanying notes are an integral part of these consolidated financial statements.

F-6

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Associations, Inc.
Business Services	First lien(2)(9)	9.80% (L + 4.00% + 3.00% PIK/Q)*	7/30/2018	7/30/2024	$36,168	$35,963	$35,942
	First lien(8)(9)	9.80% (L + 4.00% + 3.00% PIK/Q)*	7/30/2018	7/30/2024	5,000	4,972	4,969
	First lien(3)(9)(10) — Drawn	9.75% (L + 4.00% + 3.00% PIK/Q)*	7/30/2018	7/30/2024	4,964	4,935	4,933

					46,132	45,870	45,844	4.24%

Brave Parent Holdings, Inc.
Software	Second lien(5)	10.00% (L + 7.50%/M)	4/17/2018	4/17/2026	22,500	22,396	22,416
	Second lien(2)	10.00% (L + 7.50%/M)	7/18/2018	4/17/2026	16,624	16,467	16,562
	Second lien(8)	10.00% (L + 7.50%/M)	7/18/2018	4/17/2026	6,000	5,943	5,977

					45,124	44,806	44,955	4.15%

Quest Software US Holdings Inc.
Software	Second lien(2)	10.99% (L + 8.25%/Q)	5/17/2018	5/18/2026	43,697	43,290	43,260	3.99%
Frontline Technologies Group Holdings, LLC
Education	First lien(4)(9)	9.10% (L + 6.50%/Q)	9/18/2017	9/18/2023	22,330	22,198	22,329
	First lien(2)(9)	9.10% (L + 6.50%/Q)	9/18/2017	9/18/2023	16,540	16,442	16,540
	First lien(3)(9)(10) — Drawn	9.10% (L + 6.50%/Q)	9/18/2017	9/18/2023	1,722	1,709	1,722

					40,592	40,349	40,591	3.75%

Symplr Software Intermediate Holdings, Inc.(23)
Symplr Software, Inc. (fka Caliper Software, Inc.)
Healthcare Information Technology	First lien(2)(9)	8.00% (L + 5.50%/M)	11/30/2018	11/28/2025	25,754	25,563	25,561
	First lien(4)(9)	8.00% (L + 5.50%/M)	11/30/2018	11/28/2025	14,963	14,854	14,850

					40,717	40,417	40,411	3.73%

Salient CRGT Inc.
Federal Services	First lien(2)	8.25% (L + 5.75%/M)	1/6/2015	2/28/2022	40,154	39,801	39,652	3.66%
Tenawa Resource Holdings LLC(13)
Tenawa Resource Management LLC
Energy	First lien(3)(9)	10.91% (Base + 8.50%/M)	5/12/2014	10/30/2024	39,400	39,344	39,400	3.64%
Trader Interactive, LLC
Business Services	First lien(2)(9)	9.00% (L + 6.50%/M)	6/15/2017	6/17/2024	32,177	31,998	32,177
	First lien(8)(9)	9.00% (L + 6.50%/M)	6/15/2017	6/17/2024	4,987	4,960	4,987

					37,164	36,958	37,164	3.43%

Peraton Holding Corp. (fka MHVC Acquisition Corp.)
Federal Services	First lien(2)	7.75% (L + 5.25%/M)	4/25/2017	4/29/2024	37,191	37,046	35,889	3.31%
TDG Group Holding Company
Consumer Services	First lien(2)(9)	8.10% (L + 5.50%/Q)	5/22/2018	5/31/2024	25,049	24,938	24,924
	First lien(8)(9)	8.10% (L + 5.50%/Q)	5/22/2018	5/31/2024	4,987	4,965	4,963
	First lien(2)(9)	8.10% (L + 5.50%/Q)	5/22/2018	5/31/2024	3,346	3,331	3,329
	First lien(3)(9)(10) — Drawn	8.03% (L + 5.50%/Q)	5/22/2018	5/31/2024	1,261	1,255	1,255

					34,643	34,489	34,471	3.19%

Geo Parent Corporation
Business Services	First lien(2)	8.06% (L + 5.50%/Q)	12/13/2018	12/19/2025	33,578	33,414	33,494	3.09%
Finalsite Holdings, Inc.
Software	First lien(4)(9)	8.25% (L + 5.50%/Q)	9/28/2018	9/25/2024	22,388	22,231	22,220
	First lien(2)(9)	8.25% (L + 5.50%/Q)	9/28/2018	9/25/2024	11,058	10,980	10,974

					33,446	33,211	33,194	3.06%

Navicure, Inc.
Healthcare Services	Second lien(2)	10.00% (L + 7.50%/M)	10/23/2017	10/31/2025	25,970	25,908	25,580
	Second lien(8)	10.00% (L + 7.50%/M)	10/23/2017	10/31/2025	6,000	5,986	5,910

					31,970	31,894	31,490	2.91%

The accompanying notes are an integral part of these consolidated financial statements.

F-7

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
iCIMS, Inc.
Software	First lien(8)(9)	8.99% (L + 6.50%/M)	9/12/2018	9/12/2024	$31,636	$31,342	$31,320	2.89%
Ansira Holdings, Inc.
Business Services	First lien(8)	8.25% (L + 5.75%/M)	12/19/2016	12/20/2022	28,672	28,578	28,600
	First lien(3)(10) — Drawn	8.25% (L + 5.75%/M)	12/19/2016	12/20/2022	1,789	1,782	1,784

					30,461	30,360	30,384	2.80%

Keystone Acquisition Corp.
Healthcare Services	First lien(2)	7.85% (L + 5.25%/Q)	5/10/2017	5/1/2024	24,670	24,540	24,176
	Second lien(2)	11.85% (L + 9.25%/Q)	5/10/2017	5/1/2025	4,500	4,462	4,410

					29,170	29,002	28,586	2.64%

Sovos Brands Intermediate, Inc.
Food & Beverage	First lien(2)	7.50% (L + 5.00%/M)	11/16/2018	11/20/2025	28,169	28,033	27,887	2.57%
Conservice, LLC
Business Services	First lien(2)(9)	7.75% (L + 5.25%/M)	1/3/2019	11/29/2024	25,502	25,378	25,375	2.34%
EN Engineering, LLC
Business Services	First lien(2)(9)	7.00% (L + 4.50%/M)	7/30/2015	6/30/2021	23,286	23,177	23,286
	First lien(2)(9)	7.00% (L + 4.50%/M)	7/30/2015	6/30/2021	1,347	1,340	1,347

					24,633	24,517	24,633	2.27%

DCA Investment Holding, LLC
Healthcare Services	First lien(2)(9)	7.85% (L + 5.25%/Q)	7/2/2015	7/2/2021	17,229	17,157	17,229
	First lien(3)(9)	7.85% (L + 5.25%/Q)	12/20/2017	7/2/2021	4,216	4,184	4,216
	First lien(3)(9)(10) — Drawn	7.85% (L + 5.25%/Q)	12/20/2017	7/2/2021	2,886	2,865	2,886
	First lien(3)(9)(10) — Drawn	9.75% (P + 4.25%/Q)	7/2/2015	7/2/2021	41	41	41

					24,372	24,247	24,372	2.25%

SW Holdings, LLC
Business Services	Second lien(4)(9)	11.35% (L + 8.75%/Q)	6/30/2015	12/30/2021	18,161	18,060	18,161
	Second lien(3)(9)	11.35% (L + 8.75%/Q)	4/16/2018	12/30/2021	6,181	6,133	6,181

					24,342	24,193	24,342	2.25%

Apptio, Inc.
Software	First lien(8)(9)	9.74% (L + 7.25%/M)	1/10/2019	1/10/2025	24,796	24,314	24,300	2.24%
iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)(9)	7.25% (L + 4.75%/M)	8/4/2015	8/4/2022	17,370	17,275	17,370
	First lien(4)(9)	7.25% (L + 4.75%/M)	6/16/2017	8/4/2022	4,520	4,504	4,520
	First lien(2)(9)	7.25% (L + 4.75%/M)	9/25/2017	8/4/2022	1,146	1,142	1,146
	First lien(4)(9)	7.25% (L + 4.75%/M)	9/25/2017	8/4/2022	504	503	504

					23,540	23,424	23,540	2.17%

Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)
Education	Second lien(2)	10.75% (L + 8.25%/M)	7/26/2018	7/30/2026	22,533	22,456	22,589	2.09%
CRCI Longhorn Holdings, Inc.
Business Services	Second lien(3)	9.75% (L + 7.25%/M)	8/2/2018	8/10/2026	14,349	14,297	14,205
	Second lien(8)	9.75% (L + 7.25%/M)	8/2/2018	8/10/2026	7,500	7,473	7,425

					21,849	21,770	21,630	2.00%

AAC Holding Corp.
Education	First lien(2)(9)	10.74% (L + 8.25%/M)	9/30/2015	9/30/2020	22,214	22,099	21,412	1.98%
Avatar Topco, Inc.(22)
EAB Global, Inc.
Education	Second lien(3)	10.16% (L + 7.50%/S)	11/17/2017	11/17/2025	13,950	13,766	13,811
	Second lien(8)	10.16% (L + 7.50%/S)	11/17/2017	11/17/2025	7,500	7,401	7,425

					21,450	21,167	21,236	1.96%

National Mentor Holdings, Inc. (aka Civitas Solutions, Inc.)
Healthcare Services	Second lien(2)	11.00% (L + 8.50%/M)	2/5/2019	3/8/2027	21,051	20,579	20,735	1.91%
Help/Systems Holdings, Inc.
Software	Second lien(5)	10.25% (L + 7.75%/M)	3/23/2018	3/27/2026	20,231	20,139	20,130	1.86%
Institutional Shareholder Services, Inc.
Business Services	Second lien(3)	11.12% (L + 8.50%/Q)	3/5/2019	3/5/2027	20,372	20,068	20,067	1.85%

The accompanying notes are an integral part of these consolidated financial statements.

F-8

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
DiversiTech Holdings, Inc.
Distribution & Logistics	Second lien(3)	10.10% (L + 7.50%/Q)	5/18/2017	6/2/2025	12,000	11,900	11,640
	Second lien(8)	10.10% (L + 7.50%/Q)	5/18/2017	6/2/2025	7,500	7,438	7,275

					19,500	19,338	18,915	1.75%

Integral Ad Science, Inc.
Software	First lien(8)(9)	9.75% (L + 6.00% + 1.25% PIK/M)*	7/19/2018	7/19/2024	$18,735	$18,566	$18,548	1.71%
FR Arsenal Holdings II Corp.
Business Services	First lien(2)(9)	9.88% (L + 7.25%/Q)	9/29/2016	9/8/2022	18,497	18,365	18,497	1.71%
The Kleinfelder Group, Inc.
Business Services	First lien(4)(9)	7.16% (L + 4.75%/W)	12/18/2018	11/29/2024	17,456	17,372	17,369	1.60%
Navex Topco, Inc.
Software	Second lien(2)	9.50% (L + 7.00%/M)	8/9/2018	9/4/2026	16,807	16,726	16,541	1.53%
TIBCO Software Inc.
Software	Subordinated(3)	11.38%/S	11/24/2014	12/1/2021	15,000	14,792	15,977	1.47%
Hill International, Inc.**
Business Services	First lien(2)(9)	8.35% (L + 5.75%/Q)	6/21/2017	6/21/2023	15,524	15,465	15,524	1.43%
QC McKissock Investment, LLC(14)
McKissock, LLC
Education	First lien(2)(9)	8.25% (L + 5.75%/Q)	8/6/2014	8/5/2021	6,335	6,316	6,335
	First lien(2)(9)	8.25% (L + 5.75%/Q)	8/24/2018	8/5/2021	3,640	3,610	3,640
	First lien(2)(9)	8.25% (L + 5.75%/Q)	8/6/2014	8/5/2021	3,020	3,012	3,020
	First lien(2)(9)	8.25% (L + 5.75%/Q)	8/6/2014	8/5/2021	975	972	975
	First lien(2)(9)	8.25% (L + 5.75%/Q)	8/3/2018	8/5/2021	840	833	840
	First lien(2)(9)	8.25% (L + 5.75%/Q)	5/23/2018	8/5/2021	571	563	571

					15,381	15,306	15,381	1.42%

OEConnection LLC
Business Services	Second lien(3)	10.50% (L + 8.00%/M)	11/22/2017	11/22/2025	7,660	7,567	7,602
	Second lien(8)	10.50% (L + 8.00%/M)	11/22/2017	11/22/2025	7,500	7,409	7,444

					15,160	14,976	15,046	1.39%

Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	10.00% (L + 7.50%/M)	4/18/2016	10/19/2023	15,000	14,739	15,000	1.38%
Xactly Corporation
Software	First lien(4)(9)	9.75% (L + 7.25%/M)	7/31/2017	7/29/2022	14,690	14,583	14,690	1.36%
Transcendia Holdings, Inc.
Packaging	Second lien(8)	10.50% (L + 8.00%/M)	6/28/2017	5/30/2025	7,500	7,413	7,228
	Second lien(3)	10.50% (L + 8.00%/M)	6/28/2017	5/30/2025	7,000	6,919	6,746

					14,500	14,332	13,974	1.29%

Project Accelerate Parent, LLC
Business Services	Second lien(8)(9)	10.99% (L + 8.50%/M)	1/2/2018	1/2/2026	7,500	7,416	7,500
	Second lien(3)(9)	10.99% (L + 8.50%/M)	1/2/2018	1/2/2026	5,973	5,906	5,973

					13,473	13,322	13,473	1.24%

Alegeus Technologies Holding Corp.
Healthcare Services	First lien(8)(9)	9.05% (L + 6.25%/Q)	9/5/2018	9/5/2024	13,444	13,381	13,376	1.23%
Castle Management Borrower LLC
Business Services	First lien(2)(9)	8.94% (L + 6.25%/Q)	5/31/2018	2/15/2024	13,315	13,256	13,248	1.22%
BackOffice Associates Holdings, LLC
Business Services	First lien(2)(9)	13.00% (L + 7.50% + 3.00% PIK/M)*	8/25/2017	8/25/2023	13,302	13,213	12,668
	First lien(3)(9)(10) — Drawn	13.00% (L + 7.50% + 3.00% PIK/M)*	8/25/2017	8/25/2023	363	360	345

					13,665	13,573	13,013	1.20%

The accompanying notes are an integral part of these consolidated financial statements.

F-9

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Ministry Brands, LLC
Software	First lien(2)	6.50% (L + 4.00%/M)	12/7/2016	12/2/2022	2,955	2,945	2,955
	Second lien(8)(9)	11.88% (L + 9.25%/Q)	12/7/2016	6/2/2023	7,840	7,798	7,840
	Second lien(3)(9)	11.88% (L + 9.25%/Q)	12/7/2016	6/2/2023	2,160	2,148	2,160

					12,955	12,891	12,955	1.20%

Zywave, Inc.
Software	Second lien(4)(9)	11.49% (L + 9.00%/M)	11/22/2016	11/17/2023	11,000	10,939	11,000
	First lien(3)(9)(10) — Drawn	7.50% (L + 5.00%/M)	11/22/2016	11/17/2022	1,200	1,191	1,200

					12,200	12,130	12,200	1.13%

CHA Holdings, Inc.
Business Services	Second lien(4)	11.35% (L + 8.75%/Q)	4/3/2018	4/10/2026	$7,012	$6,947	$7,117
	Second lien(3)	11.35% (L + 8.75%/Q)	4/3/2018	4/10/2026	4,453	4,412	4,519

					11,465	11,359	11,636	1.07%

PPVA Black Elk (Equity) LLC
Business Services	Subordinated(3)(9)	—	5/3/2013	—	14,500	14,500	11,362	1.05%
NorthStar Financial Services Group, LLC
Software	Second lien(5)	10.08% (L + 7.50%/M)	5/23/2018	5/25/2026	10,607	10,583	10,501	0.97%
Vectra Co.
Business Products	Second lien(8)	9.75% (L + 7.25%/M)	2/23/2018	3/8/2026	10,788	10,751	10,397	0.96%
Masergy Holdings, Inc.
Business Services	Second lien(2)	10.10% (L + 7.50%/Q)	12/14/2016	12/16/2024	10,500	10,454	10,303	0.95%
Amerijet Holdings, Inc.
Distribution & Logistics	First lien(4)(9)	10.50% (L + 8.00%/M)	7/15/2016	7/15/2021	8,812	8,778	8,812
	First lien(4)(9)	10.50% (L + 8.00%/M)	7/15/2016	7/15/2021	1,469	1,463	1,469

					10,281	10,241	10,281	0.95%

VT Topco, Inc.
Business Services	Second lien(4)	9.60% (L + 7.00%/Q)	8/14/2018	7/31/2026	10,000	9,976	9,975	0.92%
Affordable Care Holding Corp.
Healthcare Services	First lien(2)	7.31% (L + 4.75%/Q)	3/18/2019	10/24/2022	9,974	9,776	9,775	0.90%
Affinity Dental Management, Inc.
Healthcare Services	First lien(3)(9)	8.72% (L + 6.00%/S)	9/15/2017	9/15/2023	5,263	5,229	5,263
	First lien(2)(9)	8.68% (L + 6.00%/S)	9/15/2017	9/15/2023	4,333	4,299	4,333

					9,596	9,528	9,596	0.89%

AgKnowledge Holdings Company, Inc.
Business Services	First Lien(4)	7.25% (L + 4.75%/M)	11/30/2018	7/23/2023	9,426	9,382	9,403	0.87%
WD Wolverine Holdings, LLC
Healthcare Services	First lien(2)	8.00% (L + 5.50%/M)	2/22/2017	8/16/2022	9,400	9,197	9,353	0.86%
JAMF Holdings, Inc.
Software	First lien(8)(9)	10.69% (L + 8.00%/Q)	11/13/2017	11/11/2022	8,757	8,690	8,757
	First lien(3)(9)(10) — Drawn	10.50% (L + 8.00%/M)	11/13/2017	11/11/2022	500	495	500

					9,257	9,185	9,257	0.85%

Wrike, Inc.
Software	First lien(8)(9)	9.25% (L + 6.75%/M)	12/31/2018	12/31/2024	9,067	8,979	8,976	0.83%
Idera, Inc.
Software	Second lien(4)	11.50% (L + 9.00%/M)	6/27/2017	6/27/2025	8,000	7,898	8,040	0.74%
J.D. Power (fka J.D. Power and Associates)
Business Services	Second lien(3)	11.00% (L + 8.50%/M)	6/9/2016	9/7/2024	7,583	7,511	7,508	0.69%
MH Sub I, LLC (Micro Holding Corp.)
Software	Second lien(2)	9.99% (L + 7.50%/M)	8/16/2017	9/15/2025	7,000	6,940	6,913	0.64%
Restaurant Technologies, Inc.
Business Services	Second lien(4)	9.00% (L + 6.50%/M)	9/24/2018	10/1/2026	6,722	6,706	6,739	0.62%
CP VI Bella Midco, LLC
Healthcare Services	Second lien(3)	9.25% (L + 6.75%/M)	1/25/2018	12/29/2025	6,732	6,702	6,623	0.61%
DealerSocket, Inc.
Software	First lien(2)	7.25% (L + 4.75%/M)	4/16/2018	4/26/2023	6,661	6,619	6,594	0.61%
DG Investment Intermediate Holdings 2, Inc. (aka Convergint Technologies Holdings, LLC)
Business Services	Second lien(3)	9.25% (L + 6.75%/M)	1/29/2018	2/2/2026	6,732	6,702	6,581	0.61%

The accompanying notes are an integral part of these consolidated financial statements.

F-10

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
First American Payment Systems, L.P.
Business Services	First lien(2)	7.39% (L + 4.75%/Q)	1/3/2017	1/5/2024	6,344	6,297	6,344	0.59%
Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	2/29/2016	3/1/2024	5,000	4,823	5,445	0.50%
ADG, LLC
Healthcare Services	Second lien(3)(9)	11.88% (L + 9.00%/S)	10/3/2016	3/28/2024	5,000	4,944	4,568	0.42%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	9/17/2014	10/1/2022	3,000	3,000	2,460	0.23%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/21/2015	9/30/2023	2,000	1,955	2,085	0.19%
Diligent Corporation
Software	First lien(3)(9)(10) — Drawn	8.35% (L + 5.50%/S)	12/19/2018	4/14/2022	2,082	2,070	2,069	0.19%
Education Management Corporation(12)
Education Management II LLC
Education	First Lien(2)	11.00% (P + 5.50%/Q)(24)	1/5/2015	7/2/2020	$211	$205	$7
	First Lien(3)	11.00% (P + 5.50%/Q)(24)	1/5/2015	7/2/2020	119	116	4
	First Lien(2)	14.00% (P + 8.50%/Q)(24)	1/5/2015	7/2/2020	475	437	1
	First Lien(3)	14.00% (P + 8.50%/Q)(24)	1/5/2015	7/2/2020	268	246	1

					1,073	1,004	13	0.00%

PPVA Fund, L.P.
Business Services	Collateralized Financing(25)	—	11/7/2014	—	—	—	—	—%

Total Funded Debt Investments — United States					$1,872,815	$1,857,498	$1,855,936	171.33%

Total Funded Debt Investments					$1,971,589	$1,955,706	$1,952,884	180.28%

Equity — Hong Kong
Bach Special Limited (Bach Preference Limited)**
Education	Preferred shares(3)(9)(21)	—	9/1/2017	—	68,611	$6,781	$6,861	0.63%

Total Shares — Hong Kong						$6,781	$6,861	0.63%

Equity — United States
Avatar Topco, Inc.
Education	Preferred shares(3)(9)(22)	—	11/17/2017	—	35,750	$41,673	$41,642	3.84%
Tenawa Resource Holdings LLC(13)
QID NGL LLC	Preferred shares(6)(9)	—	10/30/2017	—	1,623,385	1,624	2,717
Energy	Ordinary shares(6)(9)	—	5/12/2014	—	5,290,997	5,291	8,412

						6,915	11,129	1.03%

Symplr Software Intermediate Holdings, Inc.
Healthcare Information Technology	Preferred Shares(4)(9)(23)	—	11/30/2018	—	7,500	7,722	7,717
	Preferred Shares(3)(9)(23)	—	11/30/2018	—	2,586	2,662	2,661

						10,384	10,378	0.96%

Education Management Corporation(12)
Education	Preferred shares(2)	—	1/5/2015	—	3,331	200	—
	Preferred shares(3)	—	1/5/2015	—	1,879	113	—
	Ordinary shares(2)	—	1/5/2015	—	2,994,065	100	1
	Ordinary shares(3)	—	1/5/2015	—	1,688,976	56	—

						469	1	0.00%

Total Shares — United States						$59,441	$63,150	5.83%

Total Shares						$66,222	$70,011	6.46%

The accompanying notes are an integral part of these consolidated financial statements.

F-11

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Warrants — United States
ASP LCG Holdings, Inc.
Education	Warrants(3)(9)	—	5/5/2014	5/5/2026	622	$37	$812	0.07%

Total Warrants — United States						$37	$812	0.07%

Total Funded Investments						$2,021,965	$2,023,707	186.81%

Unfunded Debt Investments — Canada
Dentalcorp Health Services ULC (fka Dentalcorp Perfect Smile ULC)**
Healthcare Services	Second lien(3)(10) — Undrawn	—	6/1/2018	6/6/2020	$1,266	$2	$(19)	(0.00)%

Total Unfunded Debt Investments — Canada					$1,266	$2	$(19)	(0.00)%

Unfunded Debt Investments — United States
DCA Investment Holding, LLC
Healthcare Services	First lien(3)(9)(10) — Undrawn	—	12/20/2017	12/20/2019	$6,338	$(55)	$—
	First lien(3)(9)(10) — Undrawn	—	7/2/2015	7/2/2021	2,059	(21)	—

					8,397	(76)	—	—%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(9)(10) — Undrawn	—	8/4/2015	8/4/2021	$1,000	$(10)	$—	—%
Ministry Brands, LLC
Software	First lien(3)(9)(10) — Undrawn	—	12/7/2016	12/2/2022	1,000	(5)	—	—%
Zywave, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	11/22/2016	11/17/2022	800	(6)	—	—%
Benevis Holding Corp.
Healthcare Services	First lien(3)(9)(10) — Undrawn	—	3/29/2019	4/17/2020	7,821	—	—	—%
Trader Interactive, LLC
Business Services	First lien(3)(9)(10) — Undrawn	—	6/15/2017	6/15/2023	1,673	(13)	—	—%
Xactly Corporation
Software	First lien(3)(9)(10) — Undrawn	—	7/31/2017	7/29/2022	992	(10)	—	—%
Integro Parent Inc.
Business Services	First lien(3)(9)(10) — Undrawn	—	6/8/2018	10/30/2021	6,743	(34)	—	—%
Affinity Dental Management, Inc.
Healthcare Services	First lien(3)(9)(10) — Undrawn	—	9/15/2017	3/15/2023	1,738	(17)	—	—%
Frontline Technologies Group Holdings, LLC
Education	First lien(3)(9)(10) — Undrawn	—	9/18/2017	9/18/2019	6,016	(45)	—	—%
JAMF Holdings, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	11/13/2017	11/11/2022	250	(2)	—	—%
NM GRC Holdco, LLC
Business Services	First lien(2)(9)(10) — Undrawn	—	2/9/2018	2/9/2020	771	(2)	—	—%
AgKnowledge Holdings Company, Inc.
Business Services	First lien(3)(10) — Undrawn	—	11/30/2018	7/23/2023	526	(3)	(1)	(0.00)%
DealerSocket, Inc.
Software	First lien(3)(10) — Undrawn	—	4/16/2018	4/26/2023	560	(4)	(6)	(0.00)%
Wrike, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	12/31/2018	12/31/2024	933	(9)	(9)	(0.00)%
Ansira Holdings, Inc.
Business Services	First lien(3)(10) — Undrawn	—	12/19/2016	4/16/2020	5,433	(14)	(14)	(0.00)%
Integral Ad Science, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	7/19/2018	7/19/2023	1,429	(14)	(14)	(0.00)%
Finalsite Holdings, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	9/25/2018	9/25/2024	2,521	(19)	(19)	(0.00)%
TDG Group Holding Company
Consumer Services	First lien(3)(9)(10) — Undrawn	—	5/22/2018	5/31/2024	3,783	(19)	(19)	(0.00)%
iCIMS, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	9/12/2018	9/12/2024	1,977	(20)	(20)	(0.00)%
BackOffice Associates Holdings, LLC
Business Services	First lien(3)(9)(10) — Undrawn	—	8/25/2017	8/25/2023	517	(5)	(25)	(0.00)%

The accompanying notes are an integral part of these consolidated financial statements.

F-12

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Conservice, LLC
Business Services	First lien(3)(9)(10) — Undrawn	—	1/3/2019	11/29/2024	1,360	(7)	(7)
	First lien(3)(9)(10) — Undrawn	—	1/3/2019	6/30/2020	6,716	—	(33)

					8,076	(7)	(40)	(0.00)%

Apptio, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	1/10/2019	1/10/2025	2,066	(41)	(41)	(0.01)%
Associations, Inc.
Business Services	First lien(3)(9)(10) — Undrawn	—	7/30/2018	7/30/2021	5,245	(33)	(33)
	First lien(3)(9)(10) — Undrawn	—	7/30/2018	7/30/2024	2,033	(13)	(13)

					7,278	(46)	(46)	(0.01)%

Diligent Corporation
Software	First lien(3)(9)(10) — Undrawn	—	12/19/2018	12/19/2020	11,349	(71)	(71)	(0.01)%
Salient CRGT Inc.
Federal Services	First lien(3)(10) — Undrawn	—	6/26/2018	11/29/2021	6,125	(490)	(77)	(0.01)%
PhyNet Dermatology LLC
Healthcare Services	First lien(3)(9)(10) — Undrawn	—	9/17/2018	8/16/2020	41,820	(209)	(209)	(0.02)%

Total Unfunded Debt Investments — United States					$131,594	$(1,191)	$(611)	(0.06)%

Total Unfunded Debt Investments					$132,860	$(1,189)	$(630)	(0.06)%

Total Non-Controlled/Non-Affiliated Investments						$2,020,776	$2,023,077	186.75%

Non-Controlled/ Affiliated Investments(26)
Funded Debt Investments — United States
Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Permian Holdco 3, Inc.
Energy	First lien(3)(9)	14.99% (L + 7.50% + 5.00% PIK/M)*	6/14/2018	6/30/2022	$10,207	$10,207	$10,207
	First lien(3)(9)(10) — Drawn	8.98% (L + 6.50%/M)	6/14/2018	6/30/2022	17,750	17,750	17,750
	Subordinated(3)(9)	18.00% PIK/Q*	12/26/2018	6/30/2022	2,520	2,520	2,520
	Subordinated(3)(9)	14.00% PIK/Q*	10/31/2016	10/15/2021	2,383	2,383	2,029
	Subordinated(3)(9)	14.00% PIK/Q*	10/31/2016	10/15/2021	1,228	1,228	1,045

					34,088	34,088	33,551	3.10%

Total Funded Debt Investments — United States					$34,088	$34,088	$33,551	3.10%

Equity — United States
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)(9)	—	6/13/2014	—	—	$23,000	$23,000	2.12%
Sierra Hamilton Holdings Corporation
Energy	Ordinary shares(2)(9)	—	7/31/2017	—	25,000,000	11,501	11,247
	Ordinary shares(3)(9)	—	7/31/2017	—	2,786,000	1,281	1,253

						12,782	12,500	1.16%

Permian Holdco 1, Inc.
Energy	Preferred shares(3)(9)(16)	—	10/31/2016	—	1,819,162	8,203	8,205
	Ordinary shares(3)(9)	—	10/31/2016	—	1,366,452	1,350	331

						9,553	8,536	0.79%

Total Shares — United States						$45,335	$44,036	4.07%

Total Funded Investments						$79,423	$77,587	7.17%

Unfunded Debt Investments — United States
Permian Holdco 3, Inc.
Energy	First lien(3)(9)(10) — Undrawn	—	6/14/2018	6/30/2022	$2,250	$—	$—	—%

Total Unfunded Debt Investments — United States					$2,250	$—	$—	—%

The accompanying notes are an integral part of these consolidated financial statements.

F-13

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Total Non-Controlled/ Affiliated Investments						$79,423	$77,587	7.17%

Controlled Investments(27)
Funded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(15)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	First lien(2)	11.24% (L + 4.50% + 4.00% PIK/Q)*	8/6/2018	6/9/2021	$8,560	$7,424	$7,062
	Second lien(3)(9)	7.00% PIK/Q*	2/23/2018	12/9/2021	11,384	10,815	11,384
	Second lien(3)(9)(10) — Drawn	5.00% PIK/Q*	6/9/2015	12/9/2021	7,184	7,184	7,184
	Subordinated(3)(9)	8.50% PIK/Q*	6/9/2015	12/9/2021	4,997	4,994	4,997
	Subordinated(2)(9)	10.00% PIK/Q*	6/9/2015	12/9/2021	18,998	18,998	15,199
	Subordinated(3)(9)	10.00% PIK/Q*	6/9/2015	12/9/2021	4,674	4,674	3,739

					55,797	54,089	49,565	4.58%

NHME Holdings Corp.(20)
National HME, Inc.
Healthcare Services	Second lien(3)(9)	12.00% PIK/Q*	11/27/2018	5/27/2024	15,104	11,263	10,951
	Second lien(3)(9)	12.00% PIK/Q*	11/27/2018	5/27/2024	8,347	7,389	7,303

					23,451	18,652	18,254	1.68%

UniTek Global Services, Inc.
Business Services	First lien(2)(9)	8.10% (L + 5.50%/Q)	6/29/2018	8/20/2024	12,510	12,510	12,510
	First lien(2)(9)	8.10% (L + 5.50%/Q)	6/29/2018	8/20/2024	2,502	2,502	2,502

					15,012	15,012	15,012	1.39%

Total Funded Debt Investments — United States					$94,260	$87,753	$82,831	7.65%

Equity — Canada
NM APP Canada Corp.**
Net Lease	Membership interest(7)(9)	—	9/13/2016	—	—	$7,345	$9,620	0.89%

Total Shares — Canada						$7,345	$9,620	0.89%

Equity — United States
NMFC Senior Loan Program III LLC**
Investment Fund	Membership interest(3)(9)	—	5/4/2018	—	—	$80,000	$80,000	7.38%
NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)(9)	—	5/3/2016	—	—	79,400	79,400	7.33%
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(9)(17)	—	1/13/2015	—	25,680,224	23,300	22,755
	Preferred shares(3)(9)(17)	—	1/13/2015	—	7,096,792	6,439	6,289
	Preferred shares(3)(9)(18)	—	6/30/2017	—	13,700,715	13,701	13,655
	Preferred shares(3)(9)(19)	—	8/17/2018	—	7,424,072	7,424	7,424
	Ordinary shares(2)(9)	—	1/13/2015	—	2,096,477	1,925	10,013
	Ordinary shares(3)(9)	—	1/13/2015	—	1,993,749	532	9,523

						53,321	69,659	6.43%

NM NL Holdings, L.P.**
Net Lease	Membership interest(7)(9)	—	6/20/2018	—	—	32,578	33,778	3.12%
NM GLCR LLC
Net Lease	Membership interest(7)(9)	—	2/1/2018	—	—	14,750	20,628	1.90%
NM CLFX LP
Net Lease	Membership interest(7)(9)	—	10/6/2017	—	—	12,538	12,731	1.18%
NM APP US LLC
Net Lease	Membership interest(7)(9)	—	9/13/2016	—	—	5,080	6,006	0.55%
NM DRVT LLC
Net Lease	Membership interest(7)(9)	—	11/18/2016	—	—	5,152	5,661	0.52%
NM KRLN LLC
Net Lease	Membership interest(7)(9)	—	11/15/2016	—	—	7,510	4,294	0.40%
NHME Holdings Corp.(20)
Healthcare Services	Ordinary Shares(3)(9)	—	11/27/2018	—	640,000	4,000	4,000	0.37%
NM JRA LLC
Net Lease	Membership interest(7)(9)	—	8/12/2016	—	—	2,043	2,557	0.24%
The accompanying notes are an integral part of these consolidated financial statements.

F-14

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Edmentum Ultimate Holdings, LLC(15)
Education	Ordinary shares(3)(9)	—	6/9/2015	—	123,968	11	827
	Ordinary shares(2)(9)	—	6/9/2015	—	107,143	9	715

						20	1,542	0.14%

NM GP Holdco, LLC**
Net Lease	Membership interest(7)(9)	—	6/20/2018	—	—	306	314	0.03%

Total Shares — United States						$296,698	$320,570	29.59%

Total Shares						$304,043	$330,190	30.48%

Warrants — United States
Edmentum Ultimate Holdings, LLC(15)
Education	Warrants(3)(9)	—	2/23/2018	5/5/2026	1,141,846	$769	$7,620	0.70%
NHME Holdings Corp.(20)
Healthcare Services	Warrants(3)(9)	—	11/27/2018	—	160,000	1,000	1,000	0.09%

Total Warrants — United States						$1,769	$8,620	0.79%

Total Funded Investments						$393,565	$421,641	38.92%

Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(15)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(9)(10) — Undrawn	—	6/9/2015	12/9/2021	$447	$—	$—	—%

Total Unfunded Debt Investments — United States					$447	$—	$—	—%

Total Controlled Investments						$393,565	$421,641	38.92%

Total Investments						$2,493,764	$2,522,305	232.84%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Bank, National Association as the Administrative Agent, and Collateral Custodian. See Note 7. Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7. Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in New Mountain Finance SBIC II, L.P.

(6)
Investment is held in NMF QID NGL Holdings, Inc.

(7)
Investment is held in New Mountain Net Lease Corporation.

(8)
Investment is pledged as collateral for the DB Credit Facility, a revolving credit facility among New Mountain Finance DB, L.L.C as the Borrower and Deutsche Bank AG, New York Branch as the Facility Agent. See Note 7. Borrowings, for details.

(9)
The fair value of the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 4. Fair Value, for details.

(10)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net of the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(11)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets daily (D), weekly (W), monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of March 31, 2019.

The accompanying notes are an integral part of these consolidated financial statements.

F-15

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

(12)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(13)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC), class A preferred units in QID NGL LLC and a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds first lien term loans and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes, ordinary equity, and warrants in Edmentum Ultimate Holdings, LLC and holds a first lien term loan, second lien revolver and a second lien term loan in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(16)
The Company holds preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(17)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(19)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to received cumulative preferential dividends at a rate of 20.0% per annum payable in additional shares.

(20)
The Company holds ordinary shares and warrants in NHME Holdings Corp., as well as second lien term loans in National HME, Inc., a wholly-owned subsidiary of NHME Holdings Corp.

(21)
The Company holds preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares.

(22)
The Company holds preferred equity in Avatar Topco, Inc., and holds a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidiary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(23)
The Company holds preferred equity in Symplr Intermediate Holdings, Inc. and holds a first lien term loan investment in Symplr Software Inc, Inc. (fka Caliper Software, Inc.), a wholly-owned subsidiary of Symplr Software Intermediate Holdings, Inc. The preferred equity is entitled to receive preferential dividends at a rate of L + 10.50% per annum.

(24)
Investment or a portion of the investment is on non-accrual status. See Note 3. Investments, for details.

(25)
The Company holds one security purchased under a collateralized agreement to resell on its Consolidated Statement of Assets and Liabilities with a cost basis of $30,000 and a fair value of $23,508 as of March 31, 2019. See Note 2. Summary of Significant Accounting Policies, for details.

(26)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of March 31, 2019 and December 31, 2018, along with transactions during the three months ended March 31, 2019 in which the issuer was a non-controlled/affiliated investment, is as follows:

Portfolio Company	Fair Value at December 31, 2018	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at March 31, 2019	Interest Income	Dividend Income	Other Income
NMFC Senior Loan Program I LLC	$23,000	$—	$—	$—	$—	$23,000	$—	$726	$283
Permian Holdco 1, Inc. / Permian Holdco 2, Inc. / Permian Holdco 3, Inc.	41,966	1,010	(25)	—	(864)	42,087	1,004	291	8
Sierra Hamilton Holdings Corporation	12,527	—	—	—	(27)	12,500	—	—	—

Total Non-Controlled/Affiliated Investments	$77,493	$1,010	$(25)	$—	$(891)	$77,587	$1,004	$1,017	$291

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.

The accompanying notes are an integral part of these consolidated financial statements.

F-16

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

(27)
Denotes investments in which the Company is in "Control", as defined in the 1940 Act, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of March 31, 2019 and December 31, 2018, along with transactions during the three months ended March 31, 2019 in which the issuer was a controlled investment, is as follows:

Portfolio Company	Fair Value at December 31, 2018	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at March 31, 2019	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$45,011	$6,667	$(32)	$3	$7,081	$58,727	$1,339	$—	$4
National HME, Inc./NHME Holdings Corp.	22,722	820	—	—	(288)	23,254	820	—	—
NM APP CANADA CORP	9,727	—	—	—	(107)	9,620	—	229	—
NM APP US LLC	5,912	—	—	—	94	6,006	—	134	—
NM CLFX LP	12,770	—	—	—	(39)	12,731	—	396	—
NM DRVT LLC	5,619	—	—	—	42	5,661	—	148	—
NM JRA LLC	2,537	—	—	—	20	2,557	—	66	—
NM GLCR LLC	20,343	—	—	—	285	20,628	—	438	—
NM KRLN LLC	4,205	—	—	—	89	4,294	—	213	—
NM NL Holdings, L.P.	33,392	—	—	—	386	33,778	—	928	—
NM GP Holdco, LLC	311	—	—	—	3	314	—	9	—
NMFC Senior Loan Program II LLC	79,400	—	—	—	—	79,400	—	3,176	—
NMFC Senior Loan Program III LLC	78,400	1,600	—	—	—	80,000	—	2,720	—
UniTek Global Services, Inc.	82,788	2,045	(38)	—	(124)	84,671	304	2,045	225

Total Controlled Investments	$403,137	$11,132	$(70)	$3	$7,442	$421,641	$2,463	$10,502	$229

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of March 31, 2019, 13.03% of the Company's investments were non-qualifying assets.

Investment Type	March 31, 2019 Percent of Total Investments at Fair Value
First lien	50.61%
Second lien	28.75%
Subordinated	2.65%
Equity and other	17.99%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

F-17

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
March 31, 2019
(in thousands, except shares)
(unaudited)

Industry Type	March 31, 2019 Percent of Total Investments at Fair Value
Business Services	25.63%
Software	19.99%
Healthcare Services	16.08%
Education	9.09%
Investment Fund (includes investments in joint ventures)	7.23%
Energy	4.17%
Net Lease	3.79%
Distribution & Logistics	3.29%
Consumer Services	3.05%
Federal Services	2.99%
Healthcare Information Technology	2.61%
Food & Beverage	1.12%
Packaging	0.55%
Business Products	0.41%

Total investments	100.00%

Interest Rate Type	March 31, 2019 Percent of Total Investments at Fair Value
Floating rates	93.31%
Fixed rates	6.69%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

F-18

New Mountain Finance Corporation
Consolidated Schedule of Investments
December 31, 2018
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Canada
Dentalcorp Perfect Smile ULC**
Healthcare Services	Second lien(3)	10.02% (L + 7.50%/M)	6/1/2018	6/8/2026	$12,130	$12,032	$11,948
	Second lien(8)	10.02% (L + 7.50%/M)	6/1/2018	6/8/2026	7,500	7,439	7,388
	Second lien(3)(10) — Drawn	10.02% (L + 7.50%/M)	6/1/2018	6/8/2026	2,797	2,772	2,754

					22,427	22,243	22,090	2.20%

Total Funded Debt Investments — Canada					$22,427	$22,243	$22,090	2.20%

Funded Debt Investments — United Kingdom
Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.**
Consumer Services	Second lien(2)	10.09% (L + 7.50%/Q)	9/25/2017	10/3/2025	$37,853	$37,648	$36,150
	Second lien(8)	10.09% (L + 7.50%/Q)	9/25/2017	10/3/2025	6,000	5,968	5,730

					43,853	43,616	41,880	4.16%

Air Newco LLC**
Software	First lien(2)	7.14% (L + 4.75%/M)	5/25/2018	5/31/2024	20,125	20,079	19,987	1.99%

Total Funded Debt Investments — United Kingdom					$63,978	$63,695	$61,867	6.15%

Funded Debt Investments — United States
Benevis Holding Corp.
Healthcare Services	First lien(2)(9)	8.86% (L + 6.32%/Q)	3/15/2018	3/15/2024	$63,370	$63,370	$62,261
	First lien(8)(9)	8.86% (L + 6.32%/Q)	3/15/2018	3/15/2024	8,578	8,578	8,428
	First lien(3)(9)	8.86% (L + 6.32%/Q)	3/15/2018	3/15/2024	6,970	6,970	6,848

					78,918	78,918	77,537	7.71%

Integro Parent Inc.
Business Services	First lien(2)(9)	8.48% (L + 5.75%/Q)	10/9/2015	10/31/2022	51,245	50,952	51,245
	Second lien(8)(9)	11.97% (L + 9.25%/Q)	10/9/2015	10/30/2023	10,000	9,930	10,000
	First lien(3)(9)(10) — Drawn	7.23% (L + 4.50%/Q)	6/8/2018	10/30/2021	2,057	2,046	2,057

					63,302	62,928	63,302	6.29%

Kronos Incorporated
Software	Second lien(2)	10.79% (L + 8.25%/Q)	10/26/2012	11/1/2024	36,000	35,560	35,657
	Second lien(3)	10.79% (L + 8.25%/Q)	10/26/2012	11/1/2024	21,147	21,145	20,945

					57,147	56,705	56,602	5.62%

CentralSquare Technologies, LLC
Software	Second lien(3)	10.02% (L + 7.50%/M)	8/15/2018	8/31/2026	47,838	47,241	47,838
	Second lien(8)	10.02% (L + 7.50%/M)	8/15/2018	8/31/2026	7,500	7,406	7,500

					55,338	54,647	55,338	5.50%

Dealer Tire, LLC
Distribution & Logistics	First lien(2)	8.02% (L + 5.50%/M)	12/4/2018	12/12/2025	53,784	52,444	51,296	5.10%
PhyNet Dermatology LLC
Healthcare Services	First lien(2)(9)	8.02% (L + 5.50%/M)	9/17/2018	8/16/2024	50,879	50,391	50,371	5.01%
NM GRC Holdco, LLC
Business Services	First lien(2)(9)	8.80% (L + 6.00%/Q)	2/9/2018	2/9/2024	38,735	38,565	38,542
	First lien(2)(9)(10) — Drawn	8.80% (L + 6.00%/Q)	2/9/2018	2/9/2024	10,766	10,715	10,739

					49,501	49,280	49,281	4.90%

Nomad Buyer, Inc.
Healthcare Services	First lien(2)	7.38% (L + 5.00%/M)	8/3/2018	8/1/2025	48,953	47,538	46,383	4.61%

The accompanying notes are an integral part of these consolidated financial statements.

F-19

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Brave Parent Holdings, Inc.
Software	Second lien(5)	10.02% (L + 7.50%/M)	4/17/2018	4/17/2026	$22,500	$22,394	$22,416
	Second lien(2)	10.02% (L + 7.50%/M)	7/18/2018	4/17/2026	16,624	16,464	16,562
	Second lien(8)	10.02% (L + 7.50%/M)	7/18/2018	4/17/2026	6,000	5,942	5,978

					45,124	44,800	44,956	4.47%

Associations, Inc.
Consumer Services	First lien(2)(9)	9.40% (L + 4.00% + 3.00% PIK/Q)*	7/30/2018	7/30/2024	40,855	40,613	40,599
	First lien(3)(9)(10) — Drawn	9.40% (L + 4.00% + 3.00% PIK/Q)*	7/30/2018	7/30/2024	3,625	3,603	3,602

					44,480	44,216	44,201	4.39%

Quest Software US Holdings Inc.
Software	Second lien(2)	10.78% (L + 8.25%/Q)	5/17/2018	5/18/2026	43,697	43,281	43,224	4.30%
Tenawa Resource Holdings LLC(13)
Tenawa Resource Management LLC
Energy	First lien(3)(9)	10.90% (Base + 8.50%/Q)	5/12/2014	10/30/2024	39,500	39,442	39,500	3.93%
Frontline Technologies Group Holdings, LLC
Education	First lien(4)(9)	9.02% (L + 6.50%/M)	9/18/2017	9/18/2023	22,387	22,248	22,387
	First lien(2)(9)	9.02% (L + 6.50%/M)	9/18/2017	9/18/2023	16,582	16,480	16,582

					38,969	38,728	38,969	3.87%

Salient CRGT Inc.
Federal Services	First lien(2)	8.27% (L + 5.75%/M)	1/6/2015	2/28/2022	38,275	37,928	37,701	3.75%
Trader Interactive, LLC
Business Services	First lien(2)(9)	9.02% (L + 6.50%/M)	6/15/2017	6/17/2024	37,259	37,044	37,259	3.70%
Peraton Holding Corp. (fka MHVC Acquisition Corp.)
Federal Services	First lien(2)	8.06% (L + 5.25%/Q)	4/25/2017	4/29/2024	37,285	37,134	36,353	3.61%
TDG Group Holding Company
Consumer Services	First lien(2)(9)	8.30% (L + 5.50%/Q)	5/22/2018	5/31/2024	30,112	29,974	29,962
	First lien(2)(9)	8.30% (L + 5.50%/Q)	5/22/2018	5/31/2024	3,354	3,338	3,337
	First lien(3)(9)(10) — Drawn	8.02% (L + 5.50%/M)	5/22/2018	5/31/2024	1,261	1,255	1,255

					34,727	34,567	34,554	3.43%

Geo Parent Corporation
Business Services	First lien(2)	8.09% (L + 5.50%/M)	12/13/2018	12/19/2025	33,578	33,410	33,410	3.32%
Finalsite Holdings, Inc.
Software	First lien(4)(9)	8.03% (L + 5.50%/Q)	9/28/2018	9/25/2024	22,444	22,281	22,275
	First lien(2)(9)	8.03% (L + 5.50%/Q)	9/28/2018	9/25/2024	11,085	11,005	11,002

					33,529	33,286	33,277	3.31%

Navicure, Inc.
Healthcare Services	Second lien(2)	10.02% (L + 7.50%/M)	10/23/2017	10/31/2025	25,970	25,907	25,580
	Second lien(8)	10.02% (L + 7.50%/M)	10/23/2017	10/31/2025	6,000	5,985	5,910

					31,970	31,892	31,490	3.13%

iCIMS, Inc.
Software	First lien(8)(9)	8.94% (L + 6.50%/M)	9/12/2018	9/12/2024	31,636	31,332	31,320	3.11%
Ansira Holdings, Inc.
Business Services	First lien(2)	8.27% (L + 5.75%/M)	12/19/2016	12/20/2022	28,744	28,645	28,615
	First lien(3)(10) — Drawn	8.27% (L + 5.75%/M)	12/19/2016	12/20/2022	1,791	1,784	1,782

					30,535	30,429	30,397	3.02%

Keystone Acquisition Corp.
Healthcare Services	First lien(2)	8.05% (L + 5.25%/Q)	5/10/2017	5/1/2024	24,732	24,597	24,238
	Second lien(2)	12.05% (L + 9.25%/Q)	5/10/2017	5/1/2025	4,500	4,461	4,444

					29,232	29,058	28,682	2.85%

Sovos Brands Intermediate, Inc.
Food & Beverage	First lien(2)	7.64% (L + 5.00%/M)	11/16/2018	11/20/2025	28,240	28,099	27,957	2.78%

The accompanying notes are an integral part of these consolidated financial statements.

F-20

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
EN Engineering, LLC
Business Services	First lien(2)(9)	7.02% (L + 4.50%/M)	7/30/2015	6/30/2021	$23,347	$23,226	$23,347
	First lien(2)(9)	7.02% (L + 4.50%/M)	7/30/2015	6/30/2021	1,350	1,343	1,350

					24,697	24,569	24,697	2.45%

SW Holdings, LLC
Business Services	Second lien(4)(9)	11.55% (L + 8.75%/Q)	6/30/2015	12/30/2021	18,161	18,052	18,161
	Second lien(3)(9)	11.55% (L + 8.75%/Q)	4/16/2018	12/30/2021	6,181	6,130	6,181

					24,342	24,182	24,342	2.42%

DCA Investment Holding, LLC
Healthcare Services	First lien(2)(9)	8.05% (L + 5.25%/Q)	7/2/2015	7/2/2021	17,274	17,194	17,274
	First lien(3)(9)(10) — Drawn	7.98% (L + 5.25%/Q)	12/20/2017	7/2/2021	6,702	6,647	6,702
	First lien(3)(9)(10) — Drawn	9.75% (P + 4.25%/Q)	7/2/2015	7/2/2021	144	142	144

					24,120	23,983	24,120	2.40%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)(9)	7.28% (L + 4.75%/M)	8/4/2015	8/4/2022	17,415	17,314	17,415
	First lien(4)(9)	7.28% (L + 4.75%/M)	6/16/2017	8/4/2022	4,531	4,514	4,531
	First lien(2)(9)	7.28% (L + 4.75%/M)	9/25/2017	8/4/2022	1,149	1,145	1,149
	First lien(4)(9)	7.28% (L + 4.75%/M)	9/25/2017	8/4/2022	506	504	506

					23,601	23,477	23,601	2.35%

CRCI Longhorn Holdings, Inc.
Business Services	Second lien(3)	9.64% (L + 7.25%/M)	8/2/2018	8/10/2026	14,349	14,296	14,295
	Second lien(8)	9.64% (L + 7.25%/M)	8/2/2018	8/10/2026	7,500	7,473	7,472

					21,849	21,769	21,767	2.16%

AAC Holding Corp.
Education	First lien(2)(9)	10.60% (L + 8.25%/M)	9/30/2015	9/30/2020	22,403	22,269	21,578	2.14%
Avatar Topco, Inc.(22)
EAB Global, Inc.
Education	Second lien(3)	10.16% (L + 7.50%/Q)	11/17/2017	11/17/2025	13,950	13,762	13,811
	Second lien(8)	10.16% (L + 7.50%/Q)	11/17/2017	11/17/2025	7,500	7,399	7,425

					21,450	21,161	21,236	2.11%

Help/Systems Holdings, Inc.
Software	Second lien(5)	10.27% (L + 7.75%/M)	3/23/2018	3/27/2026	20,231	20,136	20,029	1.99%
Symplr Software Intermediate Holdings, Inc.(23)
Caliper Software, Inc.
Healthcare Information Technology	First lien(4)(9)	8.02% (L + 5.50%/M)	11/30/2018	11/28/2025	15,000	14,888	14,888
	First lien(2)(9)	8.02% (L + 5.50%/M)	11/30/2018	11/28/2025	5,171	5,133	5,132

					20,171	20,021	20,020	1.99%

SSH Group Holdings, Inc.
Education	Second lien(2)	10.77% (L + 8.25%/Q)	7/26/2018	7/30/2026	20,116	20,019	19,960	1.98%
DiversiTech Holdings, Inc.
Distribution & Logistics	Second lien(3)	10.30% (L + 7.50%/Q)	5/18/2017	6/2/2025	12,000	11,897	11,580
	Second lien(8)	10.30% (L + 7.50%/Q)	5/18/2017	6/2/2025	7,500	7,436	7,238

					19,500	19,333	18,818	1.87%

FR Arsenal Holdings II Corp.
Business Services	First lien(2)(9)	10.06% (L + 7.25%/Q)	9/29/2016	9/8/2022	18,545	18,404	18,545	1.84%
Integral Ad Science, Inc.
Software	First lien(8)(9)	9.78% (L + 6.00% + 1.25% PIK/M)*	7/19/2018	7/19/2024	18,678	18,503	18,491	1.84%
The Kleinfelder Group, Inc.
Business Services	First lien(4)	7.17% (L + 4.75%/M)	12/18/2018	11/29/2024	17,500	17,413	17,413	1.73%
Navex Topco, Inc.
Software	Second lien(2)	9.53% (L + 7.00%/M)	8/9/2018	9/4/2026	16,807	16,725	16,218	1.61%
TIBCO Software Inc.
Software	Subordinated(3)	11.38%/S	11/24/2014	12/1/2021	15,000	14,776	15,750	1.57%
Hill International, Inc.**
Business Services	First lien(2)(9)	8.55% (L + 5.75%/Q)	6/21/2017	6/21/2023	15,563	15,502	15,563	1.55%

The accompanying notes are an integral part of these consolidated financial statements.

F-21

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
QC McKissock Investment, LLC(14)
McKissock, LLC
Education	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/6/2014	8/5/2021	$6,351	$6,330	$6,351
	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/24/2018	8/5/2021	3,649	3,616	3,649
	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/6/2014	8/5/2021	3,028	3,019	3,028
	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/6/2014	8/5/2021	977	974	977
	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/3/2018	8/5/2021	842	835	842
	First lien(2)(9)	8.55% (L + 5.75%/Q)	5/23/2018	8/5/2021	572	564	572

					15,419	15,338	15,419	1.53%

OEConnection LLC
Business Services	Second lien(3)	10.53% (L + 8.00%/M)	11/22/2017	11/22/2025	7,660	7,564	7,602
	Second lien(8)	10.53% (L + 8.00%/M)	11/22/2017	11/22/2025	7,500	7,407	7,443

					15,160	14,971	15,045	1.49%

Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	10.03% (L + 7.50%/Q)	4/18/2016	10/19/2023	15,000	14,727	14,925	1.48%
Xactly Corporation
Software	First lien(4)(9)	9.78% (L + 7.25%/M)	7/31/2017	7/29/2022	14,690	14,577	14,690	1.46%
Transcendia Holdings, Inc.
Packaging	Second lien(8)	10.52% (L + 8.00%/M)	6/28/2017	5/30/2025	7,500	7,411	7,385
	Second lien(3)	10.52% (L + 8.00%/M)	6/28/2017	5/30/2025	7,000	6,917	6,893

					14,500	14,328	14,278	1.42%

Alegeus Technologies Holdings Corp.
Healthcare Services	First lien(2)(9)	8.66% (L + 6.25%/Q)	9/5/2018	9/5/2024	13,444	13,378	13,376	1.33%
NorthStar Financial Services Group, LLC
Software	Second lien(5)	10.10% (L + 7.50%/M)	5/23/2018	5/25/2026	13,450	13,418	13,316	1.32%
Project Accelerate Parent, LLC
Business Services	Second lien(8)(9)	10.89% (L + 8.50%/M)	1/2/2018	1/2/2026	7,500	7,414	7,406
	Second lien(3)(9)	10.89% (L + 8.50%/M)	1/2/2018	1/2/2026	5,973	5,905	5,898

					13,473	13,319	13,304	1.32%

Castle Management Borrower LLC
Business Services	First lien(2)(9)	8.87% (L + 6.25%/Q)	5/31/2018	2/15/2024	13,347	13,286	13,281	1.32%
Ministry Brands, LLC
Software	First lien(2)	6.52% (L + 4.00%/M)	12/7/2016	12/2/2022	2,962	2,952	2,962
	Second lien(8)(9)	11.77% (L + 9.25%/M)	12/7/2016	6/2/2023	7,840	7,796	7,840
	Second lien(3)(9)	11.77% (L + 9.25%/M)	12/7/2016	6/2/2023	2,160	2,148	2,160

					12,962	12,896	12,962	1.29%

BackOffice Associates Holdings, LLC
Business Services	First lien(2)(9)	13.03% (L + 10.50%/M)	8/25/2017	8/25/2023	13,262	13,169	12,477
	First lien(3)(9)(10) — Drawn	13.03% (L + 7.50% + 3.00% PIK/M)*	8/25/2017	8/25/2023	17	17	16

					13,279	13,186	12,493	1.24%

Zywave, Inc.
Software	Second lien(4)(9)	11.65% (L + 9.00%/Q)	11/22/2016	11/17/2023	11,000	10,936	11,000
	First lien(3)(9)(10) — Drawn	7.52% (L + 5.00%/M)	11/22/2016	11/17/2022	1,200	1,191	1,200

					12,200	12,127	12,200	1.21%

CHA Holdings, Inc.
Business Services	Second lien(4)	11.55% (L + 8.75%/Q)	4/3/2018	4/10/2026	7,012	6,946	7,103
	Second lien(3)	11.55% (L + 8.75%/Q)	4/3/2018	4/10/2026	4,453	4,411	4,511

					11,465	11,357	11,614	1.15%

PPVA Black Elk (Equity) LLC
Business Services	Subordinated(3)(9)	—	5/3/2013	—	14,500	14,500	11,362	1.13%

The accompanying notes are an integral part of these consolidated financial statements.

F-22

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Amerijet Holdings, Inc.
Distribution & Logistics	First lien(4)(9)	10.52% (L + 8.00%/M)	7/15/2016	7/15/2021	$8,972	$8,935	$8,972
	First lien(4)(9)	10.52% (L + 8.00%/M)	7/15/2016	7/15/2021	1,495	1,489	1,495

					10,467	10,424	10,467	1.04%

Vectra Co.
Business Products	Second lien(8)	9.77% (L + 7.25%/M)	2/23/2018	3/8/2026	10,788	10,751	10,465	1.04%
Masergy Holdings, Inc.
Business Services	Second lien(2)	10.31% (L + 7.50%/Q)	12/14/2016	12/16/2024	10,500	10,452	10,290	1.02%
VT Topco, Inc.
Business Services	Second lien(4)	9.80% (L + 7.00%/Q)	8/14/2018	7/31/2026	10,000	9,976	9,987	0.99%
Affinity Dental Management, Inc.
Healthcare Services	First lien(2)(9)	8.57% (L + 6.00%/S)	9/15/2017	9/15/2023	4,344	4,308	4,344
	First lien(3)(9)(10) — Drawn	8.61% (L + 6.00%/S)	9/15/2017	9/15/2023	5,277	5,240	5,277

					9,621	9,548	9,621	0.96%

AgKnowledge Holdings Company, Inc.
Business Services	First Lien(4)	7.27% (L + 4.75%/Q)	11/30/2018	7/23/2023	9,450	9,403	9,426	0.94%
WD Wolverine Holdings, LLC
Healthcare Services	First lien(2)	8.02% (L + 5.50%/M)	2/22/2017	8/16/2022	9,488	9,269	9,179	0.91%
Wrike, Inc.
Software	First lien(8)	9.28% (L + 6.75%/M)	12/31/2018	12/31/2024	9,067	8,976	8,976	0.89%
JAMF Holdings, Inc.
Software	First lien(8)(9)	10.61% (L + 8.00%/Q)	11/13/2017	11/11/2022	8,757	8,686	8,757	0.87%
Idera, Inc.
Software	Second lien(4)	11.53% (L + 9.00%/M)	6/27/2017	6/27/2025	8,000	7,895	8,020	0.80%
J.D. Power (fka J.D. Power and Associates)
Business Services	Second lien(3)	11.02% (L + 8.50%/M)	6/9/2016	9/7/2024	7,583	7,508	7,508	0.75%
CP VI Bella Midco, LLC
Healthcare Services	Second lien(3)	9.27% (L + 6.75%/M)	1/25/2018	12/29/2025	6,732	6,701	6,631	0.66%
DealerSocket, Inc.
Software	First lien(2)	7.27% (L + 4.75%/M)	4/16/2018	4/26/2023	6,678	6,633	6,597	0.66%
MH Sub I, LLC (Micro Holding Corp.)
Software	Second lien(2)	10.00% (L + 7.50%/M)	8/16/2017	9/15/2025	7,000	6,938	6,545	0.65%
Restaurant Technologies, Inc.
Business Services	Second lien(4)	8.90% (L + 6.50%/Q)	9/24/2018	10/1/2026	6,722	6,705	6,520	0.65%
DG Investment Intermediate Holdings 2, Inc. (aka Convergint Technologies Holdings, LLC)
Business Services	Second lien(3)	9.27% (L + 6.75%/M)	1/29/2018	2/2/2026	6,732	6,702	6,429	0.64%
First American Payment Systems, L.P.
Business Services	First lien(2)	7.29% (L + 4.75%/Q)	1/3/2017	1/5/2024	6,391	6,342	6,359	0.63%
Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	2/29/2016	3/1/2024	5,000	4,816	5,350	0.53%
ADG, LLC
Healthcare Services	Second lien(3)(9)	11.88% (L + 9.00%/S)	10/3/2016	3/28/2024	5,000	4,942	4,578	0.45%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	9/17/2014	10/1/2022	3,000	3,000	2,100	0.20%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/21/2015	9/30/2023	2,000	1,953	2,010	0.20%
Education Management Corporation(12)
Education Management II LLC	First Lien(2)	11.00% (P + 5.50%/Q)(24)	1/5/2015	7/2/2020	211	205	15
Education	First Lien(3)	11.00% (P + 5.50%/Q)(24)	1/5/2015	7/2/2020	119	116	8
	First Lien(2)	14.00% (P + 8.50%/Q)(24)	1/5/2015	7/2/2020	475	437	19
	First Lien(3)	14.00% (P + 8.50%/Q)(24)	1/5/2015	7/2/2020	268	246	11

					1,073	1,004	53	0.01%

The accompanying notes are an integral part of these consolidated financial statements.

F-23

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
PPVA Fund, L.P.
Business Services	Collateralized Financing(25)	—	11/7/2014	—	$—	$—	$—	—%

Total Funded Debt Investments — United States					$1,733,369	$1,719,771	$1,709,641	169.89%

Total Funded Debt Investments					$1,819,774	$1,805,709	$1,793,598	178.24%

Equity — Hong Kong
Bach Special Limited (Bach Preference Limited)**
Education	Preferred shares(3)(9)(21)	—	9/1/2017	—	66,528	$6,573	$6,653	0.66%

Total Shares — Hong Kong						$6,573	$6,653	0.66%

Equity — United States
Avatar Topco, Inc.
Education	Preferred shares(3)(9)(22)	—	11/17/2017	—	35,750	$40,247	$39,890	3.96%
Tenawa Resource Holdings LLC(13)
QID NGL LLC	Preferred shares(6)(9)	—	10/30/2017	—	1,623,385	1,623	2,717
Energy	Ordinary shares(6)(9)	—	5/12/2014	—	5,290,997	5,291	8,412

						6,914	11,129	1.11%

Symplr Software Intermediate Holdings, Inc.
Healthcare Information Technology	Preferred Shares(4)(9)(23)	—	11/30/2018	—	7,500	7,470	7,469
	Preferred Shares(3)(9)(23)	—	11/30/2018	—	2,586	2,575	2,575

						10,045	10,044	1.00%

Education Management Corporation(12)
Education	Preferred shares(2)	—	1/5/2015	—	3,331	200	—
	Preferred shares(3)	—	1/5/2015	—	1,879	113	—
	Ordinary shares(2)	—	1/5/2015	—	2,994,065	100	—
	Ordinary shares(3)	—	1/5/2015	—	1,688,976	56	—

						469	—	—%

Total Shares — United States						$57,675	$61,063	6.07%

Total Shares						$64,248	$67,716	6.73%

Warrants — United States
ASP LCG Holdings, Inc.
Education	Warrants(3)(9)	—	5/5/2014	5/5/2026	622	$37	$664	0.07%

Total Warrants — United States						$37	$664	0.07%

Total Funded Investments						$1,869,994	$1,861,978	185.04%

Unfunded Debt Investments — Canada
Dentalcorp Perfect Smile ULC**
Healthcare Services	Second lien(3)(10) — Undrawn	—	6/1/2018	6/6/2020	$2,110	$2	$(32)	(0.00)%

Total Unfunded Debt Investments — Canada					$2,110	$2	$(32)	(0.00)%

Unfunded Debt Investments — United States
DCA Investment Holding, LLC
Healthcare Services	First lien(3)(9)(10) — Undrawn	—	12/20/2017	12/20/2019	$6,755	$(59)	$—
	First lien(3)(9)(10) — Undrawn	—	7/2/2015	7/2/2021	1,956	(20)	—

					8,711	(79)	—	—%

The accompanying notes are an integral part of these consolidated financial statements.

F-24

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(9)(10) — Undrawn	—	8/4/2015	8/4/2021	$1,000	$(10)	$—	—%
Ministry Brands, LLC
Software	First lien(3)(10) — Undrawn	—	12/7/2016	12/2/2022	1,000	(5)	—	—%
Zywave, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	11/22/2016	11/17/2022	800	(6)	—	—%
Trader Interactive, LLC
Business Services	First lien(3)(9)(10) — Undrawn	—	6/15/2017	6/15/2023	1,673	(13)	—	—%
Xactly Corporation
Software	First lien(3)(9)(10) — Undrawn	—	7/31/2017	7/29/2022	992	(10)	—	—%
Integro Parent Inc.
Business Services	First lien(3)(9)(10) — Undrawn	—	6/8/2018	10/30/2021	4,686	(23)	—	—%
Affinity Dental Management, Inc.
Healthcare Services	First lien(3)(9)(10) — Undrawn	—	9/15/2017	3/15/2019	6,307	(16)	—
	First lien(3)(9)(10) — Undrawn	—	9/15/2017	3/15/2023	1,738	(17)	—

					8,045	(33)	—	—%

Frontline Technologies Group Holdings, LLC
Education	First lien(3)(9)(10) — Undrawn	—	9/18/2017	9/18/2019	7,738	(58)	—	—%
JAMF Holdings, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	11/13/2017	11/11/2022	750	(8)	—	—%
AgKnowledge Holdings Company, Inc.
Business Services	First lien(3)(10) — Undrawn	—	11/30/2018	7/21/2023	526	(3)	(1)	(0.00)%
NM GRC Holdco, LLC
Business Services	First lien(2)(9)(10) — Undrawn	—	2/9/2018	2/9/2020	771	(2)	(2)	(0.00)%
DealerSocket, Inc.
Software	First lien(3)(10) — Undrawn	—	4/16/2018	4/26/2023	560	(4)	(7)	(0.00)%
Wrike, Inc.
Software	First lien(3)(10) — Undrawn	—	12/31/2018	12/31/2024	933	(9)	(9)	(0.00)%
Integral Ad Science, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	7/19/2018	7/19/2023	1,429	(14)	(14)	(0.00)%
Finalsite Holdings, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	9/25/2018	9/25/2024	2,521	(19)	(19)	(0.00)%
TDG Group Holding Company
Consumer Services	First lien(3)(9)(10) — Undrawn	—	5/22/2018	5/31/2024	3,783	(19)	(19)	(0.00)%
iCIMS, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	9/12/2018	9/12/2024	1,977	(20)	(20)	(0.00)%
Ansira Holdings, Inc.
Business Services	First lien(3)(10) — Undrawn	—	12/19/2016	4/16/2020	5,433	(14)	(24)	(0.00)%
BackOffice Associates Holdings, LLC
Business Services	First lien(3)(9)(10) — Undrawn	—	8/25/2017	8/25/2023	862	(7)	(51)	(0.01)%
Associations, Inc.
Consumer Services	First lien(3)(9)(10) — Undrawn	—	7/30/2018	7/30/2021	6,557	(41)	(41)
	First lien(3)(9)(10) — Undrawn	—	7/30/2018	7/30/2024	2,033	(13)	(13)

					8,590	(54)	(54)	(0.01)%

The accompanying notes are an integral part of these consolidated financial statements.

F-25

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Diligent Corporation
Software	First lien(3)(9)(10) — Undrawn	—	12/19/2018	12/19/2020	$13,431	$(84)	$(84)	(0.01)%
Salient CRGT Inc.
Federal Services	First lien(3)(10) — Undrawn	—	6/26/2018	11/29/2021	6,125	(490)	(92)	(0.01)%
PhyNet Dermatology LLC
Healthcare Services	First lien(3)(9)(10) — Undrawn	—	9/17/2018	8/16/2020	45,305	(227)	(227)	(0.02)%

Total Unfunded Debt Investments — United States					$127,641	$(1,211)	$(623)	(0.06)%

Total Unfunded Debt Investments					$129,751	$(1,209)	$(655)	(0.06)%

Total Non-Controlled/Non-Affiliated Investments						$1,868,785	$1,861,323	184.98%

Non-Controlled/Affiliated Investments(26)
Funded Debt Investments — United States
Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Permian Holdco 3, Inc.
Energy	First lien(3)(9)(10) — Drawn	8.87% (L + 6.50%/M)	6/14/2018	6/30/2022	$17,750	$17,750	$17,750
	First lien(3)(9)	14.85% (L + 7.50% + 5.00% PIK/Q)*	6/14/2018	6/30/2022	10,101	10,101	10,101
	Subordinated(3)(9)	14.00% PIK/Q*	10/31/2016	10/15/2021	2,303	2,303	2,187
	Subordinated(3)(9)	18.00% PIK/Q*	12/26/2018	6/30/2022	2,054	2,054	2,054
	Subordinated(3)(9)	14.00% PIK/Q*	10/31/2016	10/15/2021	1,186	1,186	1,127

					33,394	33,394	33,219	3.30%

Total Funded Debt Investments — United States					$33,394	$33,394	$33,219	3.30%

Equity — United States
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)(9)	—	6/13/2014	—	—	$23,000	$23,000	2.29%
Sierra Hamilton Holdings Corporation
Energy	Ordinary shares(2)(9)	—	7/31/2017	—	25,000,000	11,501	11,271
	Ordinary shares(3)(9)	—	7/31/2017	—	2,786,000	1,281	1,256

						12,782	12,527	1.24%

Permian Holdco 1, Inc.
Energy	Preferred shares(3)(9)(16)	—	10/31/2016	—	1,766,177	7,912	8,257
	Ordinary shares(3)(9)	—	10/31/2016	—	1,366,452	1,350	490

						9,262	8,747	0.87%

Total Shares — United States						$45,044	$44,274	4.40%

Total Funded Investments						$78,438	$77,493	7.70%

Unfunded Debt Investments — United States
Permian Holdco 3, Inc.
Energy	First lien(3)(9)(10) — Undrawn	—	6/14/2018	6/30/2022	$2,250	$—	$—	—%

Total Unfunded Debt Investments — United States					$2,250	$—	$—	—%

Total Non-Controlled/Affiliated Investments						$78,438	$77,493	7.70%

The accompanying notes are an integral part of these consolidated financial statements.

F-26

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Controlled Investments(27)
Funded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(15)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	First lien(2)	11.03% (L + 4.50% + 4.00% PIK/Q)*	8/6/2018	6/9/2021	$8,490	$7,245	$7,004
	Second lien(3)(9)	7.00% PIK/Q*	2/23/2018	12/9/2021	11,184	10,569	10,346
	Second lien(3)(9)(10) — Drawn	5.00% PIK/Q*	6/9/2015	12/9/2021	1,671	1,671	1,671
	Subordinated(3)(9)	8.50% PIK/Q*	6/9/2015	6/9/2020	4,891	4,889	4,891
	Subordinated(2)(9)	10.00% PIK/Q*	6/9/2015	6/9/2020	18,525	18,525	14,820
	Subordinated(3)(9)	10.00% PIK/Q*	6/9/2015	6/9/2020	4,557	4,557	3,646

					49,318	47,456	42,378	4.21%

NHME Holdings Corp.(20)
National HME, Inc.
Healthcare Services	Second lien(3)(9)	12.00% PIK/Q*	11/27/2018	5/27/2024	14,664	10,718	10,631
	Second lien(3)(9)	12.00% PIK/Q*	11/27/2018	5/27/2024	8,104	7,115	7,091

					22,768	17,833	17,722	1.76%

UniTek Global Services, Inc.
Business Services	First lien(2)(9)	8.02% (L + 5.50%/M)	6/29/2018	8/20/2024	12,542	12,542	12,542
	First lien(2)(9)	7.96% (L + 5.50%/M)	6/29/2018	8/20/2024	2,508	2,508	2,508

					15,050	15,050	15,050	1.50%

Total Funded Debt Investments — United States					$87,136	$80,339	$75,150	7.47%

Equity — Canada
NM APP Canada Corp.**
Net Lease	Membership interest(7)(9)	—	9/13/2016	—	—	$7,345	$9,727	0.97%

Total Shares — Canada						$7,345	$9,727	0.97%

Equity — United States
NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)(9)	—	5/3/2016	—	—	$79,400	$79,400	7.89%
NMFC Senior Loan Program III LLC**
Investment Fund	Membership interest(3)(9)	—	5/4/2018	—	—	78,400	78,400	7.79%
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(9)(17)	—	1/13/2015	—	24,841,813	22,462	22,012
	Preferred shares(3)(9)(17)	—	1/13/2015	—	6,865,095	6,207	6,083
	Preferred shares(3)(9)(18)	—	6/30/2017	—	13,079,442	13,079	13,036
	Preferred shares(3)(9)(19)	—	8/17/2018	—	7,070,545	7,071	7,071
	Ordinary shares(2)(9)	—	1/13/2015	—	2,096,477	1,925	10,013
	Ordinary shares(3)(9)	—	1/13/2015	—	1,993,749	532	9,523

						51,276	67,738	6.73%

NM NL Holdings, L.P.**
Net Lease	Membership interest(7)(9)	—	6/20/2018	—	—	32,575	33,392	3.32%
NM GLCR LLC
Net Lease	Membership interest(7)(9)	—	2/1/2018	—	—	14,750	20,343	2.02%
NM CLFX LP
Net Lease	Membership interest(7)(9)	—	10/6/2017	—	—	12,538	12,770	1.27%
NM APP US LLC
Net Lease	Membership interest(7)(9)	—	9/13/2016	—	—	5,080	5,912	0.59%
NM DRVT LLC
Net Lease	Membership interest(7)(9)	—	11/18/2016	—	—	5,152	5,619	0.56%
NM KRLN LLC
Net Lease	Membership interest(7)(9)	—	11/15/2016	—	—	7,510	4,205	0.42%
NHME Holdings Corp.(20)
Healthcare Services	Ordinary Shares(3)(9)	—	11/27/2018	—	640,000	4,000	4,000	0.40%
NM JRA LLC
Net Lease	Membership interest(7)(9)	—	8/12/2016	—	—	2,043	2,537	0.25%

The accompanying notes are an integral part of these consolidated financial statements.

F-27

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Edmentum Ultimate Holdings, LLC(15)
Education	Ordinary shares(3)(9)	—	6/9/2015	—	123,968	$11	$238
	Ordinary shares(2)(9)	—	6/9/2015	—	107,143	9	205

						20	443	0.04%

NM GP Holdco, LLC**
Net Lease	Membership interest(7)(9)	—	6/20/2018	—	—	306	311	0.03%

Total Shares — United States						$293,050	$315,070	31.31%

Total Shares						$300,395	$324,797	32.28%

Warrants — United States
Edmentum Ultimate Holdings, LLC(15)
Education	Warrants(3)(9)	—	2/23/2018	5/5/2026	1,141,846	$769	$2,190	0.22%
NHME Holdings Corp.(20)
Healthcare Services	Warrants(3)(9)	—	11/27/2018	—	160,000	1,000	1,000	0.10%

Total Warrants — United States						$1,769	$3,190	0.32%

Total Funded Investments						$382,503	$403,137	40.07%

Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(15)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(9)(10) — Undrawn	—	6/9/2015	12/9/2021	$5,945	$—	$—	—%

Total Unfunded Debt Investments — United States					$5,945	$—	$—	—%

Total Controlled Investments						$382,503	$403,137	40.07%

Total Investments						$2,329,726	$2,341,953	232.75%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company, as the Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower and Wells Fargo Bank, National Association as the Administrative Agent and Collateral Custodian. See Note 7. Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7. Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in New Mountain Finance SBIC II, L.P.

(6)
Investment is held in NMF QID NGL Holdings, Inc.

(7)
Investment is held in New Mountain Net Lease Corporation.

(8)
Investment is pledged as collateral for the DB Credit Facility, a revolving credit facility among New Mountain Finance DB, L.L.C as the Borrower and Deutsche Bank AG, New York Branch as the Facility Agent. See Note 7. Borrowings, for details.

(9)
The fair value of the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 4. Fair Value, for details.

(10)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net of the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(11)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of December 31, 2018.

(12)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

The accompanying notes are an integral part of these consolidated financial statements.

F-28

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

(13)
The Company holds investments in three related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC), class A preferred units in QID NGL LLC and a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds first lien term loans and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes, ordinary equity and warrants in Edmentum Ultimate Holdings, LLC and holds a first lien term loan, second lien revolver and a second lien term loan in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(16)
The Company holds preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(17)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(19)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to received cumulative preferential dividends at a rate of 20.0% per annum payable in additional shares.

(20)
The Company holds ordinary shares and warrants in NHME Holdings Corp., as well as second lien term loans in National HME, Inc., a wholly-owned subsidiary of NHME Holdings Corp.

(21)
The Company holds preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares.

(22)
The Company holds preferred equity in Avatar Topco, Inc. and holds a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidiary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(23)
The Company holds preferred equity in Symplr Software Intermediate Holdings, Inc. and holds a first lien term loan investment in Caliper Software, Inc., a wholly-owned subsidiary of Symplr Software Intermediate Holdings, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 10.50% per annum.

(24)
Investment or a portion of the investment is on non-accrual status. See Note 3. Investments, for details.

(25)
The Company holds one security purchased under a collateralized agreement to resell on its Consolidated Statement of Assets and Liabilities with a cost basis of $30,000 and a fair value of $23,508 as of December 31, 2018. See Note 2. Summary of Significant Accounting Policies, for details.

(26)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2018 and December 31, 2017 along with transactions during the year ended December 31, 2018 in which the issuer was a non-controlled/affiliated investment is as follows:

Portfolio Company	Fair Value at December 31, 2017	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$24,858	$—	$(24,858)	$—	$—	$—	$—	$—	$—
HI Technology Corp.	105,155	—	(105,155)	8,387	—	—	—	14,791	—
NMFC Senior Loan Program I LLC	23,000	—	—	—	—	23,000	—	3,173	1,179
Permian Holdco 1, Inc. / Permian Holdco 2, Inc. / Permian Holdco 3, Inc.	12,733	31,824	(50)	—	(2,541)	41,966	2,028	1,083	653
Sierra Hamilton Holdings Corporation	12,330	—	—	—	197	12,527	—	—	—

Total Non-Controlled/Affiliated Investments	$178,076	$31,824	$(130,063)	$8,387	$(2,344)	$77,493	$2,028	$19,047	$1,832

  (A)
  Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

  (B)
  Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.

The accompanying notes are an integral part of these consolidated financial statements.

F-29

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

(27)
Denotes investments in which the Company is in "Control", as defined in the 1940 Act, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31, 2018 and December 31, 2017 along with transactions during the year ended December 31, 2018 in which the issuer was a controlled investment, is as follows:

Portfolio Company	Fair Value at December 31, 2017	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$—	$51,478	$(6,937)	$3	$470	$45,011	$4,077	$—	$424
National HME, Inc./NHME Holdings Corp.	—	22,832	—	—	(110)	22,722	306	—	—
NM APP CANADA CORP	7,962	—	—	—	1,765	9,727	—	841	—
NM APP US LLC	5,138	—	—	—	774	5,912	—	563	—
NM CLFX LP	12,538	—	—	—	232	12,770	—	1,507	—
NM DRVT LLC	5,385	—	—	—	234	5,619	—	519	—
NM JRA LLC	2,191	—	—	—	346	2,537	—	225	—
NM GLCR LLC	—	14,750	—	—	5,593	20,343	—	1,634	—
NM KRLN LLC	8,195	—	—	—	(3,990)	4,205	—	761	—
NM NL Holdings, L.P.	—	32,575	—	—	817	33,392	—	1,506	—
NM GP Holdco, LLC	—	306	—	—	5	311	—	11	—
NMFC Senior Loan Program II LLC	79,400	—	—	—	—	79,400	—	11,124	—
NMFC Senior Loan Program III LLC	—	78,400	—	—	—	78,400	—	3,040	—
UniTek Global Services, Inc.	64,593	28,696	(15,261)	—	4,760	82,788	1,843	6,648	1,312

Total Controlled Investments	$185,402	$229,037	$(22,198)	$3	$10,896	$403,137	$6,226	$28,379	$1,736

  (A)
  Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

  (B)
  Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2018, 13.5% of the Company's total investments were non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

F-30

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2018
(in thousands, except shares)

Investment Type	December 31, 2018 Percent of Total Investments at Fair Value
First lien	50.11%
Second lien	28.29%
Subordinated	2.79%
Equity and other	18.81%

Total investments	100.00%

Industry Type	December 31, 2018 Percent of Total Investments at Fair Value
Business Services	23.67%
Software	20.41%
Healthcare Services	14.80%
Education	8.94%
Investment Fund (includes investments in joint ventures)	7.72%
Consumer Services	5.15%
Energy	4.49%
Net Lease	4.05%
Distribution & Logistics	3.44%
Federal Services	3.16%
Healthcare Information Technology	1.92%
Food & Beverage	1.19%
Packaging	0.61%
Business Products	0.45%

Total investments	100.00%

Interest Rate Type	December 31, 2018 Percent of Total Investments at Fair Value
Floating rates	93.25%
Fixed rates	6.75%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

F-31

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation
March 31, 2019
(in thousands, except share data)
(unaudited)

Note 1. Formation and Business Purpose

          New Mountain Finance Corporation ("NMFC" or the "Company") is a Delaware corporation that was originally incorporated on June 29, 2010 and completed its initial public offering ("IPO") on May 19, 2011. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since NMFC's IPO, and through March 31, 2019, NMFC raised approximately $673,878 in net proceeds from additional offerings of its common stock.

          New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser") is a wholly-owned subsidiary of New Mountain Capital Group, L.P. (together with New Mountain Capital, L.L.C. and its affiliates, "New Mountain Capital") whose ultimate owners include Steven B. Klinsky and related other vehicles. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages the Company's day-to-day operations and provides it with investment advisory and management services. The Investment Adviser also manages New Mountain Guardian Partners II, L.P., a Delaware limited partnership, and New Mountain Guardian II Offshore, L.P., a Cayman Islands exempted limited partnership, (together "Guardian II"), which commenced operations in April 2017. New Mountain Finance Administration, L.L.C. (the "Administrator"), a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct the Company's day-to-day operations.

          The Company has established the following wholly-owned direct and indirect subsidiaries:

  •
  New Mountain Finance Holdings, L.L.C. ("NMF Holdings" or the "Predecessor Operating Company") and New Mountain Finance DB, L.L.C. ("NMFDB"), whose assets are used secure NMF Holdings' credit facility and NMFDB's credit facility, respectively;

  •
  New Mountain Finance SBIC, L.P. ("SBIC I") and New Mountain Finance SBIC II, L.P. ("SBIC II"), who have received licenses from the United States ("U.S.") Small Business Administration ("SBA") to operate as small business investment companies ("SBICs") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act") and their general partners, New Mountain Finance SBIC G.P., L.L.C. ("SBIC I GP") and New Mountain Finance SBIC II G.P., L.L.C. ("SBIC II GP"), respectively;

  •
  New Mountain Net Lease Corporation ("NMNLC"), which acquires commercial real properties that are subject to "triple net" leases and intends to qualify as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code;

  •
  NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), which serve as tax blocker corporations by holding equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities); the Company consolidates our tax blocker corporations for

F-32

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

    accounting purposes but the tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies; and

  •
  New Mountain Finance Servicing, L.L.C. ("NMF Servicing"), which serves as the administrative agent on certain investment transactions.

          The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose the Company to the risks associated with second lien and subordinated loans to the extent the Company invests in the "last out" tranche. In some cases, the Company's investments may also include equity interests. The Company's primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC I's and SBIC II's investment objectives are to generate current income and capital appreciation under the investment criteria used by the Company. However, SBIC I and SBIC II investments must be in SBA eligible small businesses. The Company's portfolio may be concentrated in a limited number of industries. As of March 31, 2019, the Company's top five industry concentrations were business services, software, healthcare services, education and investment funds (which includes the Company's investments in its joint ventures).

Note 2. Summary of Significant Accounting Policies

          Basis of accounting —  The Company's consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946"). NMFC consolidates its wholly-owned direct and indirect subsidiaries: NMF Holdings, NMFDB, NMF Servicing, NMNLC, SBIC I, SBIC I GP, SBIC II, SBIC II GP, NMF Ancora, NMF QID and NMF YP.

          The Company's consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Company's portfolio investments are not consolidated in the financial statements.

          The Company's interim consolidated financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X. Accordingly, the Company's interim consolidated financial statements do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2019.

F-33

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          Investments —  The Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Company's Consolidated Statements of Assets and Liabilities at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

          The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and, if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following procedures:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

F-34

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

  d.
  When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of a commitment not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

          See Note 3. Investments, for further discussion relating to investments.

  New Mountain Net Lease Corporation

          NMNLC was formed to acquire commercial real estate properties that are subject to "triple net" leases. NMNLC's investments are disclosed on the Company's Consolidated Schedule of Investments as of March 31, 2019.

F-35

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          Below is certain summarized property information for NMNLC as of March 31, 2019:

Portfolio Company	Tenant	Lease Expiration Date	Location	Total Square Feet	Fair Value as of March 31, 2019
NM NL Holdings LP / NM GP Holdco LLC	Various	Various	Various	Various	$34,092
NM GLCR LP	Arctic Glacier U.S.A.	2/28/2038	CA	214	20,628
NM CLFX LP	Victor Equipment Company	8/31/2033	TX	423	12,731
NM APP Canada Corp.	A.P. Plasman, Inc.	9/30/2031	Canada	436	9,620
NM APP US LLC	Plasman Corp, LLC / A-Brite LP	9/30/2033	AL / OH	261	6,006
NM DRVT, LLC	FMH Conveyors, LLC	10/31/2031	AR	195	5,661
NM KRLN LLC	Kirlin Group, LLC	6/30/2029	MD	95	4,294
NM JRA LLC	J.R. Automation Technologies, LLC	1/31/2031	MI	88	2,557

					$95,589

          Collateralized agreements or repurchase financings —  The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral ("ASC 860"), when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of March 31, 2019 and December 31, 2018, the Company held one collateralized agreement to resell with a cost basis of $30,000 and $30,000, respectively, and a fair value of $23,508 and $23,508, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund. The private hedge fund is currently in liquidation under the laws of the Cayman Islands. Pursuant to the terms of the collateralized agreement, the private hedge fund was obligated to repurchase the collateral from the Company at the par value of the collateralized agreement. The private hedge fund has breached its agreement to repurchase the collateral under the collateralized agreement. The default by the private hedge fund did not release the collateral to the Company, and therefore, the Company does not have full rights and title to the collateral. A claim has been filed with the Cayman Islands joint official liquidators to resolve this matter. The joint official liquidators have recognized the Company's contractual rights under the collateralized agreement. The Company continues to exercise its rights under the collateralized agreement and continues to monitor the liquidation process of the private hedge fund. The fair value of the collateralized agreement to resell is reflective of the increased risk of the position.

          Cash and cash equivalents —  Cash and cash equivalents include cash and short-term, highly liquid investments. The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. These securities have original maturities of three months or less. The Company did not hold any cash equivalents as of March 31, 2019 and December 31, 2018.

  Revenue recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for

F-36

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer. For the three months ended March 31, 2019 and March 31, 2018, the Company recognized PIK and non-cash interest from investments of $2,960 and $1,674, respectively, and PIK and non-cash dividends from investments of $4,310 and $6,787, respectively.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due for 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate collectibility. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment, and are non-refundable.

          Interest and other financing expenses —  Interest and other financing fees are recorded on an accrual basis by the Company. See Note 7. Borrowings, for details.

          Deferred financing costs —  The deferred financing costs of the Company consist of capitalized expenses related to the origination and amending of the Company's borrowings. The Company amortizes these costs into expense over the stated life of the related borrowing. See Note 7. Borrowings, for details.

          Deferred offering costs —  The Company's deferred offering costs consist of fees and expenses incurred in connection with equity offerings and the filing of shelf registration statements. Upon the issuance of shares, offering costs are charged as a direct reduction to net assets. Deferred offering costs are included in other assets on the Company's Consolidated Statements of Assets and Liabilities.

F-37

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          Income taxes —  The Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to U.S. federal income tax on the portion of taxable income and gains timely distributed to its stockholders.

          To continue to qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Since U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          The Company will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year.

          Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes.

          For the three months ended March 31, 2019 and March 31, 2018, the Company recognized a total income tax benefit of approximately $93 and $66, respectively, for the Company's consolidated subsidiaries. For the three months ended March 31, 2019 and March 31, 2018, the Company recorded current income tax expense of approximately $17 and $16, respectively, and deferred income tax benefit of approximately $110 and $82, respectively.

          As of March 31, 2019 and December 31, 2018, the Company had $896 and $1,006, respectively, of deferred tax liabilities primarily relating to deferred taxes attributable to certain differences between the computation of income for U.S. federal income tax purposes as compared to GAAP.

          Based on its analysis, the Company has determined that there were no uncertain income tax positions that do not meet the more likely than not threshold as defined by Accounting Standards Codification Topic 740 ("ASC 740") through December 31, 2018. The 2015 through 2018 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

          Distributions —  Distributions to common stockholders of the Company are recorded on the record date as set by the board of directors. The Company intends to make distributions to its stockholders that will be sufficient to enable the Company to maintain its status as a RIC. The Company intends to distribute approximately all of its net investment income on a quarterly basis and substantially all of its

F-38

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

taxable income on an annual basis, except that the Company may retain certain net capital gains for reinvestment.

          The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions declared on behalf of its stockholders, unless a stockholder elects to receive cash.

          The Company applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined net asset value of the shares, the Company will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, the Company will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of the Company's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Company's stockholders have been tabulated.

          Share repurchase program —  On February 4, 2016, the Company's board of directors authorized a program for the purpose of repurchasing up to $50,000 worth of the Company's common stock. Under the repurchase program, the Company was permitted, but was not obligated, to repurchase its outstanding common stock in the open market from time to time provided that it complied with the Company's code of ethics and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the 1940 Act. On December 31, 2018, the Company's board of directors extended the Company's repurchase program and the Company expects the repurchase program to be in place until the earlier of December 31, 2019 or until $50,000 of its outstanding shares of common stock have been repurchased. During the three months ended March 31, 2019 and March 31, 2018, the Company did not repurchase any shares of the Company's common stock. The Company previously repurchased $2,948 of its common stock under the share repurchase program.

          Earnings per share —  The Company's earnings per share ("EPS") amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Basic EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock outstanding during the period of computation. Diluted EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock assuming all potential shares had been issued, and its related net impact to net assets accounted for, and the additional shares of common stock were dilutive. Diluted EPS reflects the potential dilution, using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.

F-39

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          Foreign securities —  The accounting records of the Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Company's Consolidated Statements of Operations.

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Company and cannot be predicted.

          Use of estimates —  The preparation of the Company's consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Company's consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

          Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution.

Note 3. Investments

          At March 31, 2019, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$1,276,678	$1,276,616
Second lien	725,813	725,162
Subordinated	73,867	66,858
Equity and other	417,406	453,669

Total investments	$2,493,764	$2,522,305

F-40

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Business Services	$632,888	$646,448
Software	500,466	504,318
Healthcare Services	406,688	405,588
Education	226,174	229,265
Investment Fund (includes investments in joint ventures)	182,400	182,400
Energy	102,682	105,116
Net Lease	87,302	95,589
Distribution & Logistics	82,059	83,081
Consumer Services	78,092	76,989
Federal Services	76,357	75,464
Healthcare Information Technology	65,540	65,789
Food & Beverage	28,033	27,887
Packaging	14,332	13,974
Business Products	10,751	10,397

Total investments	$2,493,764	$2,522,305

          At December 31, 2018, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$1,179,129	$1,173,459
Second lien	666,545	662,556
Subordinated	72,559	65,297
Equity and other	411,493	440,641

Total investments	$2,329,726	$2,341,953

F-41

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Business Services	$541,901	$554,404
Software	476,473	478,063
Healthcare Services	350,357	346,521
Education	214,032	209,433
Investment Fund (includes investments in joint ventures)	180,800	180,800
Consumer Services	122,326	120,562
Energy	101,794	105,122
Net Lease	87,299	94,816
Distribution & Logistics	82,201	80,581
Federal Services	74,572	73,962
Healthcare Information Technology	44,793	44,989
Food & Beverage	28,099	27,957
Packaging	14,328	14,278
Business Products	10,751	10,465

Total investments	$2,329,726	$2,341,953

          During the first quarter of 2018, the Company placed its first lien positions in Education Management II LLC ("EDMC") on non-accrual status as EDMC announced its intention to wind down and liquidate the business. As of March 31, 2019, the Company's investment in EDMC placed on non-accrual status represented an aggregate cost basis of $1,004, an aggregate fair value of $13 and total unearned interest income of $41 for the three months then ended.

          As of March 31, 2019, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $42,782 and $0, respectively. As of March 31, 2019, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $92,775. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of March 31, 2019.

          As of December 31, 2018, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $43,539 and $0, respectively. As of December 31, 2018, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $94,407. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2018.

PPVA Black Elk (Equity) LLC

          On May 3, 2013, the Company entered into a collateralized securities purchase and put agreement (the "SPP Agreement") with a private hedge fund. Under the SPP Agreement, the Company purchased twenty million Class E Preferred Units of Black Elk Energy Offshore Operations, LLC ("Black Elk") for $20,000 with a corresponding obligation of the private hedge fund to repurchase the preferred units for $20,000 plus other amounts due under the SPP Agreement. The majority owner of Black Elk was the private hedge fund. In August 2014, the Company received a payment of $20,540, the full amount due under the SPP Agreement.

F-42

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          In August 2017, a trustee (the "Black Elk Trustee") for Black Elk informed the Company that the Black Elk Trustee intended to assert a fraudulent conveyance claim (the "Claim") against the Company and one of its affiliates seeking the return of the $20,540 repayment. Black Elk filed a Chapter 11 bankruptcy petition pursuant to the United States Bankruptcy Code in August 2015. The Black Elk Trustee alleges that individuals affiliated with the private hedge fund conspired with Black Elk and others to improperly use proceeds from the sale of certain Black Elk assets to repay, in August 2014, the private hedge fund's obligation to the Company under the SPP Agreement. The Company was unaware of these claims at the time the repayment was received. The private hedge fund is currently in liquidation under the laws of the Cayman Islands.

          On December 22, 2017, the Company settled the Black Elk Trustee's $20,540 Claim for $16,000 and filed a claim with the Cayman Islands joint official liquidators of the private hedge fund for $16,000 that is owed to the Company under the SPP Agreement. The SPP Agreement was restored and is in effect since repayment has not been made. The Company continues to exercise its rights under the SPP Agreement and continues to monitor the liquidation process of the private hedge fund. As of March 31, 2019 and December 31, 2018, the SPP Agreement has a cost basis of $14,500 and $14,500, respectively, and a fair value of $11,362 and $11,362, respectively, which is reflective of the higher inherent risk in this transaction.

NMFC Senior Loan Program I LLC

          NMFC Senior Loan Program I LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by the Company. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I are subject to restrictions and, as a result, interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until August 31, 2021, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended pursuant to certain terms of the SLP I Agreement. SLP I's re-investment period is currently until August 31, 2019. SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93,000 of capital commitments and $265,000 of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23,000, representing less than 25.0% ownership, with third party investors representing the remaining capital commitments. As of March 31, 2019, SLP I had total investments with an aggregate fair value of approximately $337,363, debt outstanding of $246,667 and capital that had been called and funded of $93,000. As of December 31, 2018, SLP I had total investments with an aggregate fair value of approximately $327,240, debt outstanding of $242,567 and capital that had been called and funded of $93,000. The Company's investment in SLP I is disclosed on the Company's Consolidated Schedule of Investments as of March 31, 2019 and December 31, 2018.

          The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of the Company. No management fee is charged on the Company's investment in SLP I in connection with the administrative services provided to SLP I. For the three months ended March 31, 2019 and March 31, 2018, the Company earned approximately $283 and $295, respectively, in management fees related to SLP I, which is included in other

F-43

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

income. As of March 31, 2019 and December 31, 2018, approximately $571 and $288, respectively, of management fees related to SLP I was included in receivable from affiliates. For the three months ended March 31, 2019 and March 31, 2018, the Company earned approximately $726 and $845, respectively, of dividend income related to SLP I, which is included in dividend income. As of March 31, 2019 and December 31, 2018, approximately $820 and $750, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

NMFC Senior Loan Program II LLC

          NMFC Senior Loan Program II LLC ("SLP II") was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between the Company and SkyKnight Income, LLC ("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from the Company and SkyKnight. SLP II's investment period is currently until April 12, 2020 and SLP II will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP II to call down on capital commitments requires approval by the board of managers of SLP II. As of March 31, 2019, the Company and SkyKnight have committed and contributed $79,400 and $20,600, respectively, of equity to SLP II. The Company's investment in SLP II is disclosed on the Company's Consolidated Schedule of Investments as of March 31, 2019 and December 31, 2018.

          On April 12, 2016, SLP II closed its $275,000 revolving credit facility with Wells Fargo Bank, National Association, which matures on April 12, 2021 and bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 1.60% per annum. As of March 31, 2019 and December 31, 2018, SLP II had total investments with an aggregate fair value of approximately $366,806 and $336,869, respectively, and debt outstanding under its credit facility of $267,870 and $243,170, respectively. As of March 31, 2019 and December 31, 2018, none of SLP II's investments were on non-accrual. Additionally, as of March 31, 2019 and December 31, 2018, SLP II had unfunded commitments in the form of delayed draws of $4,382 and $5,858, respectively. Below is a summary of SLP II's portfolio, along with a listing of the individual investments in SLP II's portfolio as of March 31, 2019 and December 31, 2018:

	March 31, 2019	December 31, 2018
First lien investments(1)	375,703	348,577
Weighted average interest rate on first lien investments(2)	6.81%	6.84%
Number of portfolio companies in SLP II	34	31
Largest portfolio company investment(1)	17,106	17,150
Total of five largest portfolio company investments(1)	80,566	80,766

(1)
Reflects principal amount or par value of investment.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

F-44

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The following table is a listing of the individual investments in SLP II's portfolio as of March 31, 2019:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
Funded Investments — First lien:
Access CIG, LLC	Business Services	6.24% (L + 3.75%)	2/27/2025	$9,908	$9,864	$9,834
ADG, LLC	Healthcare Services	7.63% (L + 4.75%)	9/28/2023	16,819	16,703	16,566
Brave Parent Holdings, Inc.	Software	6.50% (L + 4.00%)	4/18/2025	15,384	15,332	15,223
CentralSquare Technologies, LLC	Software	6.25% (L + 3.75%)	8/29/2025	14,963	14,928	14,766
CHA Holdings, Inc.	Business Services	7.10% (L + 4.50%)	4/10/2025	10,778	10,735	10,765
CommerceHub, Inc.	Software	6.25% (L + 3.75%)	5/21/2025	2,481	2,470	2,447
Drilling Info Holdings, Inc.	Business Services	6.75% (L + 4.25%)	7/30/2025	14,812	14,751	14,756
Edgewood Partners Holdings LLC	Business Services	6.75% (L + 4.25%)	9/6/2024	6,397	6,334	6,381
Fastlane Parent Company, Inc.	Distribution & Logistics	7.10% (L + 4.50%)	2/4/2026	3,500	3,431	3,474
GOBP Holdings, Inc.	Retail	6.35% (L + 3.75%)	10/22/2025	2,494	2,488	2,480
Greenway Health, LLC	Software	6.35% (L + 3.75%)	2/16/2024	14,738	14,683	13,669
Idera, Inc.	Software	7.00% (L + 4.50%)	6/28/2024	12,460	12,361	12,470
Institutional Shareholder Services Inc.	Business Services	7.10% (L + 4.50%)	3/5/2026	14,000	13,861	13,930
J.D. Power (fka J.D. Power and Associates)	Business Services	6.25% (L + 3.75%)	9/7/2023	14,924	14,884	14,700
Keystone Acquisition Corp.	Healthcare Services	7.85% (L + 5.25%)	5/1/2024	5,319	5,277	5,213
LSCS Holdings, Inc.	Healthcare Services	6.75% (L + 4.25%)	3/17/2025	7,316	7,308	7,298
LSCS Holdings, Inc.	Healthcare Services	6.82% (L + 4.25%)	3/17/2025	1,889	1,886	1,884
Market Track, LLC	Business Services	6.83% (L + 4.25%)	6/5/2024	11,790	11,744	11,201
Medical Solutions Holdings, Inc.	Healthcare Services	6.25% (L + 3.75%)	6/14/2024	4,420	4,403	4,420
Ministry Brands, LLC	Software	6.50% (L + 4.00%)	12/2/2022	12,254	12,210	12,254
Ministry Brands, LLC	Software	6.50% (L + 4.00%)	12/2/2022	2,111	2,104	2,111
Ministry Brands, LLC	Software	6.50% (L + 4.00%)	12/2/2022	886	882	886
National Mentor Holdings, Inc. (aka Civitas Solutions, Inc.)	Healthcare Services	6.75% (L + 4.25%)	3/9/2026	14,123	13,982	14,121
National Mentor Holdings, Inc. (aka Civitas Solutions, Inc.)	Healthcare Services	6.75% (L + 4.25%)	3/9/2026	877	868	877
NorthStar Financial Services Group, LLC	Software	6.08% (L + 3.50%)	5/25/2025	5,885	5,859	5,797
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	7.75% (L + 5.25%)	4/29/2024	10,315	10,276	9,955
Poseidon Intermediate, LLC	Software	6.75% (L + 4.25%)	8/15/2022	14,691	14,689	14,674
Premise Health Holding Corp.	Healthcare Services	6.35% (L + 3.75%)	7/10/2025	1,383	1,376	1,372
Project Accelerate Parent, LLC	Business Services	6.74% (L + 4.25%)	1/2/2025	14,851	14,786	14,888
PSC Industrial Holdings Corp.	Industrial Services	6.23% (L + 3.75%)	10/11/2024	10,368	10,284	10,247
Quartz Holding Company	Software	6.49% (L + 4.00%)	4/2/2026	4,000	3,980	4,005
Quest Software US Holdings Inc.	Software	6.99% (L + 4.25%)	5/16/2025	14,963	14,895	14,799
Salient CRGT Inc.	Federal Services	8.25% (L + 5.75%)	2/28/2022	13,415	13,331	13,247
Spring Education Group (fka SSH Group Holdings, Inc.)	Education	6.75% (L + 4.25%)	7/30/2025	8,955	8,934	8,893
Wirepath LLC	Distribution & Logistics	6.63% (L + 4.00%)	8/5/2024	14,925	14,925	14,701
WP CityMD Bidco LLC	Healthcare Services	6.10% (L + 3.50%)	6/7/2024	10,795	10,774	10,471
YI, LLC	Healthcare Services	6.60% (L + 4.00%)	11/7/2024	15,026	15,015	14,932
Zywave, Inc.	Software	7.50% (L + 5.00%)	11/17/2022	17,106	17,051	17,106

Total Funded Investments				$371,321	$369,664	$366,813

Unfunded Investments — First lien:
CHA Holdings, Inc.	Business Services	—	10/10/2019	$2,143	$(11)	$(3)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	62	—	—
Edgewood Partners Holdings LLC	Business Services	—	7/31/2019	1,087	(11)	(3)
Ministry Brands, LLC	Software	—	10/18/2019	980	(5)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	110	—	(1)

Total Unfunded Investments				$4,382	$(27)	$(7)

Total Investments				$375,703	$369,637	$366,806

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L). For each investment, the current interest rate provided reflects the rate in effect as of March 31, 2019.

(2)
Represents the fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). The Company's board of directors does not determine the fair value of the investments held by SLP II.

F-45

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The following table is a listing of the individual investments in SLP II's portfolio as of December 31, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
Funded Investments — First lien
Access CIG, LLC	Business Services	6.46% (L + 3.75%)	2/27/2025	$8,825	$8,785	$8,605
ADG, LLC	Healthcare Services	7.63% (L + 4.75%)	9/28/2023	16,862	16,740	16,609
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.62% (L + 4.00%)	8/21/2023	14,664	14,492	14,517
Brave Parent Holdings, Inc.	Software	6.52% (L + 4.00%)	4/18/2025	15,422	15,369	14,902
CentralSquare Technologies, LLC	Software	6.27% (L + 3.75%)	8/29/2025	15,000	14,964	14,648
CHA Holdings, Inc.	Business Services	7.30% (L + 4.50%)	4/10/2025	10,805	10,760	10,774
CommerceHub, Inc.	Software	6.27% (L + 3.75%)	5/21/2025	2,488	2,476	2,419
Drilling Info Holdings, Inc.	Business Services	6.77% (L + 4.25%)	7/30/2025	12,242	12,190	12,196
Greenway Health, LLC	Software	6.56% (L + 3.75%)	2/16/2024	14,775	14,718	14,406
GOBP Holdings, Inc.	Retail	6.55% (L + 3.75%)	10/22/2025	2,500	2,494	2,438
Idera, Inc.	Software	7.03% (L + 4.50%)	6/28/2024	12,492	12,388	12,242
J.D. Power (fka J.D. Power and Associates)	Business Services	6.27% (L + 3.75%)	9/7/2023	14,962	14,920	14,588
Keystone Acquisition Corp.	Healthcare Services	8.05% (L + 5.25%)	5/1/2024	5,332	5,289	5,226
LSCS Holdings, Inc.	Healthcare Services	6.86% (L + 4.25%)	3/17/2025	5,321	5,312	5,294
LSCS Holdings, Inc.	Healthcare Services	6.89% (L + 4.25%)	3/17/2025	1,374	1,371	1,367
Market Track, LLC	Business Services	6.87% (L + 4.25%)	6/5/2024	11,820	11,772	11,347
Medical Solutions Holdings, Inc.	Healthcare Services	6.27% (L + 3.75%)	6/14/2024	4,432	4,413	4,343
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	2,116	2,109	2,116
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	600	597	600
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	12,285	12,238	12,285
NorthStar Financial Services Group, LLC	Software	6.10% (L + 3.50%)	5/25/2025	7,463	7,428	7,313
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	8.06% (L + 5.25%)	4/29/2024	10,342	10,301	10,084
Poseidon Intermediate, LLC	Software	6.78% (L + 4.25%)	8/15/2022	14,729	14,727	14,644
Premise Health Holding Corp.	Healthcare Services	6.55% (L + 3.75%)	7/10/2025	1,386	1,380	1,369
Project Accelerate Parent, LLC	Business Services	6.64% (L + 4.25%)	1/2/2025	14,887	14,821	14,663
PSC Industrial Holdings Corp.	Industrial Services	6.21% (L + 3.75%)	10/11/2024	10,395	10,307	10,161
Quest Software US Holdings Inc.	Software	6.78% (L + 4.25%)	5/16/2025	15,000	14,930	14,535
Salient CRGT Inc.	Federal Services	8.27% (L + 5.75%)	2/28/2022	13,509	13,418	13,306
Sierra Acquisition, Inc.	Food & Beverage	6.02% (L + 3.50%)	11/11/2024	3,713	3,696	3,685
SSH Group Holdings, Inc.	Education	6.77% (L + 4.25%)	7/30/2025	8,978	8,956	8,753
Wirepath LLC	Distribution & Logistics	6.71% (L + 4.00%)	8/5/2024	14,963	14,963	14,738
WP CityMD Bidco LLC	Healthcare Services	6.30% (L + 3.50%)	6/7/2024	10,823	10,801	10,620
YI, LLC	Healthcare Services	6.80% (L + 4.00%)	11/7/2024	15,064	15,053	14,971
Zywave, Inc.	Software	7.52% (L + 5.00%)	11/17/2022	17,150	17,091	17,150

Total Funded Investments				$342,719	$341,269	$336,914

Unfunded Investments — First lien
Access CIG, LLC	Business Services	—	2/27/2019	$1,108	$—	$(28)
CHA Holdings, Inc.	Business Services	—	10/10/2019	2,143	(11)	(6)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	1,230	(5)	(10)
Ministry Brands, LLC	Software	—	10/18/2019	1,267	(6)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	110	—	(1)

Total Unfunded Investments				$5,858	$(22)	$(45)

Total Investments				$348,577	$341,247	$336,869

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2018.

(2)
Represents the fair value in accordance with ASC 820. The Company's board of directors does not determine the fair value of the investments held by SLP II.

F-46

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          Below is certain summarized financial information for SLP II as of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and March 31, 2018:

Selected Balance Sheet Information:	March 31, 2019	December 31, 2018
Investments at fair value (cost of $369,637 and $341,247, respectively)	$366,806	$336,869
Cash and other assets	8,184	7,620

Total assets	$374,990	$344,489

Credit facility	$267,870	$243,170
Deferred financing costs	(1,226)	(1,374)
Distribution payable	4,000	3,250
Payable for unsettled securities purchased	3,980	—
Other liabilities	2,896	2,869

Total liabilities	277,520	247,915
Members' capital	$97,470	$96,574

Total liabilities and members' capital	$374,990	$344,489

	Three Months Ended
Selected Statement of Operations Information:	March 31, 2019	March 31, 2018
Interest income	$6,223	$5,630
Other income	26	22

Total investment income	6,249	5,652

Interest and other financing expenses	2,773	2,428
Other expenses	135	224

Total expenses	2,908	2,652

Net investment income	3,341	3,000
Net realized gains on investments	8	453
Net change in unrealized appreciation (depreciation) of investments	1,547	677

Net increase in members' capital	$4,896	$4,130

          For the three months ended March 31, 2019 and March 31, 2018, the Company earned approximately $3,176 and $2,620, respectively, of dividend income related to SLP II, which is included in dividend income. As of March 31, 2019 and December 31, 2018, approximately $3,176 and $2,581, respectively, of dividend income related to SLP II was included in interest and dividend receivable.

          The Company has determined that SLP II is an investment company under ASC 946; however, in accordance with such guidance the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation ("ASC 810"), concludes that in a joint venture where both members have

F-47

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, the Company does not consolidate SLP II.

NMFC Senior Loan Program III LLC

          NMFC Senior Loan Program III LLC ("SLP III") was formed as a Delaware limited liability company and commenced operations on April 25, 2018. SLP III is structured as a private joint venture investment fund between the Company and SkyKnight Income II, LLC ("SkyKnight II") and operates under a limited liability company agreement (the "SLP III Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP III, which has equal representation from the Company and SkyKnight II. SLP III has a five year investment period and will continue in existence until April 25, 2025. The investment period may be extended for up to one year pursuant to certain terms of the SLP III Agreement.

          SLP III is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP III to call down on capital commitments requires approval by the board of managers of SLP III. As of March 31, 2019, the Company and SkyKnight II have committed and contributed $80,000 and $20,000, respectively, of equity to SLP III. The Company's investment in SLP III is disclosed on the Company's Consolidated Schedule of Investments as of March 31, 2019 and December 31, 2018.

          On May 2, 2018, SLP III closed its $300,000 revolving credit facility with Citibank, N.A., which matures on May 2, 2023 and bears interest at a rate of LIBOR plus 1.70% per annum. As of March 31, 2019 and December 31, 2018, SLP III had total investments with an aggregate fair value of approximately $384,567 and $365,357, respectively, and debt outstanding under its credit facility of $293,100 and $280,300, respectively. As of March 31, 2019 and December 31, 2018, none of SLP III's investments were on non-accrual. Additionally, as of March 31, 2019 and December 31, 2018, SLP III had unfunded commitments in the form of delayed draws of $5,289 and $8,811, respectively. Below is a summary of SLP III's portfolio, along with a listing of the individual investments in SLP III's portfolio as of March 31, 2019 and December 31, 2018:

	March 31, 2019	December 31, 2018
First lien investments(1)	396,227	383,289
Weighted average interest rate on first lien investments(2)	6.46%	6.50%
Number of portfolio companies in SLP III	41	39
Largest portfolio company investment(1)	18,914	18,958
Total of five largest portfolio company investments(1)	85,729	85,938

(1)
Reflects principal amount or par value of investment.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

F-48

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The following table is a listing of the individual investments in SLP III's portfolio as of March 31, 2019:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
Funded Investments — First lien
Access CIG, LLC	Business Services	6.24% (L + 3.75%)	2/27/2025	$1,213	$1,213	$1,204
Affordable Care Holding Corp.	Healthcare Services	7.31% (L + 4.75%)	10/24/2022	6,010	5,914	5,889
Bracket Intermediate Holding Corp.	Healthcare Services	6.73% (L + 4.25%)	9/5/2025	14,925	14,855	14,869
Brave Parent Holdings, Inc.	Software	6.50% (L + 4.00%)	4/18/2025	14,887	14,838	14,732
CentralSquare Technologies, LLC	Software	6.25% (L + 3.75%)	8/29/2025	14,963	14,928	14,766
Certara Holdco, Inc.	Healthcare I.T.	6.10% (L + 3.50%)	8/15/2024	1,272	1,276	1,262
CHA Holdings, Inc.	Business Services	7.10% (L + 4.50%)	4/10/2025	995	995	994
CommerceHub, Inc.	Software	6.25% (L + 3.75%)	5/21/2025	14,888	14,821	14,683
CRCI Longhorn Holdings, Inc.	Business Services	6.00% (L + 3.50%)	8/8/2025	14,925	14,856	14,645
Dentalcorp Health Services ULC (fka Dentalcorp Perfect Smile ULC)	Healthcare Services	6.25% (L + 3.75%)	6/6/2025	11,910	11,883	11,642
Dentalcorp Health Services ULC (fka Dentalcorp Perfect Smile ULC)	Healthcare Services	6.25% (L + 3.75%)	6/6/2025	2,194	2,189	2,145
Drilling Info Holdings, Inc.	Business Services	6.75% (L + 4.25%)	7/30/2025	18,851	18,763	18,780
Edgewood Partners Holdings LLC	Business Services	6.75% (L + 4.25%)	9/6/2024	6,397	6,334	6,381
Fastlane Parent Company, Inc.	Distribution & Logistics	7.10% (L + 4.50%)	2/4/2026	3,500	3,431	3,474
GOBP Holdings, Inc.	Retail	6.35% (L + 3.75%)	10/22/2025	14,963	14,927	14,878
Greenway Health, LLC	Software	6.35% (L + 3.75%)	2/16/2024	14,783	14,793	13,711
Heartland Dental, LLC	Healthcare Services	6.25% (L + 3.75%)	4/30/2025	18,457	18,373	17,972
Idera, Inc.	Software	7.00% (L + 4.50%)	6/28/2024	2,288	2,283	2,290
Institutional Shareholder Services Inc.	Business Services	7.10% (L + 4.50%)	3/5/2026	1,000	990	995
J.D. Power (fka J.D. Power and Associates)	Business Services	6.25% (L + 3.75%)	9/7/2023	5,969	5,969	5,880
Market Track, LLC	Business Services	6.83% (L + 4.25%)	6/5/2024	4,814	4,809	4,574
Ministry Brands, LLC	Software	6.50% (L + 4.00%)	12/2/2022	4,584	4,565	4,584
Ministry Brands, LLC	Software	6.50% (L + 4.00%)	12/2/2022	886	882	886
National Intergovernmental Purchasing Alliance Company	Business Services	6.35% (L + 3.75%)	5/23/2025	14,888	14,875	14,813
Navex Topco, Inc.	Software	5.75% (L + 3.25%)	9/5/2025	14,924	14,855	14,645
Navicure, Inc.	Healthcare Services	6.25% (L + 3.75%)	11/1/2024	2,977	2,978	2,940
Netsmart Technologies, Inc.	Healthcare I.T.	6.25% (L + 3.75%)	4/19/2023	10,411	10,412	10,306
Newport Group Holdings II, Inc.	Business Services	6.36% (L + 3.75%)	9/12/2025	4,975	4,953	4,935
NorthStar Financial Services Group, LLC	Software	6.08% (L + 3.50%)	5/25/2025	11,770	11,717	11,595
OEConnection LLC	Business Services	6.50% (L + 4.00%)	11/22/2024	1,825	1,838	1,811
Outcomes Group Holdings, Inc.	Healthcare Services	6.00% (L + 3.50%)	10/24/2025	6,484	6,468	6,362
Pelican Products, Inc.	Business Products	5.98% (L + 3.50%)	5/1/2025	4,963	4,951	4,888
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	7.75% (L + 5.25%)	4/29/2024	15,549	15,480	15,005
Premise Health Holding Corp.	Healthcare Services	6.35% (L + 3.75%)	7/10/2025	13,828	13,763	13,724
Quartz Holding Company	Software	6.49% (L + 4.00%)	4/2/2026	2,000	1,990	2,003
Quest Software US Holdings Inc.	Software	6.99% (L + 4.25%)	5/16/2025	14,963	14,895	14,799
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.)	Business Services	6.25% (L + 3.75%)	10/1/2025	7,980	7,961	7,755
Sierra Enterprises, LLC	Food & Beverage	6.00% (L + 3.50%)	11/11/2024	2,475	2,472	2,456
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)	Education	6.75% (L + 4.25%)	7/30/2025	14,925	14,890	14,822
VT Topco, Inc.	Business Services	6.35% (L + 3.75%)	8/1/2025	7,960	7,941	7,920
VT Topco, Inc.	Business Services	6.35% (L + 3.75%)	8/1/2025	1,145	1,144	1,140
Wirepath LLC	Distribution & Logistics	6.63% (L + 4.00%)	8/5/2024	17,433	17,433	17,172
WP CityMD Bidco LLC	Healthcare Services	6.10% (L + 3.50%)	6/7/2024	14,849	14,849	14,404
YI, LLC	Healthcare Services	6.60% (L + 4.00%)	11/7/2024	9,940	9,932	9,878

Total Funded Investments				$390,938	$389,684	$384,609

Unfunded Investments — First lien
Dentalcorp Health Services ULC (fka Dentalcorp Perfect Smile ULC)	Healthcare Services	—	6/6/2020	$794	$—	$(18)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	63	—	—
Edgewood Partners Holdings LLC	Business Services	—	7/31/2019	1,087	(11)	(3)
Heartland Dental, LLC	Healthcare Services	—	4/30/2020	413	—	(11)
Ministry Brands, LLC	Software	—	10/18/2019	980	(5)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	1,103	(3)	(6)
VT Topco, Inc.	Business Services	—	8/1/2020	849	—	(4)

Total Unfunded Investments				$5,289	$(19)	$(42)

Total Investments				$396,227	$389,665	$384,567

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L). For each investment, the current interest rate provided reflects the rate in effect as of March 31, 2019.

(2)
Represents the fair value in accordance with ASC 820. The Company's board of directors does not determine the fair value of the investments held by SLP III.

F-49

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The following table is a listing of the individual investments in SLP III's portfolio as of December 31, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
Funded Investments — First lien
Access CIG, LLC	Business Services	6.46% (L + 3.75%)	2/27/2025	$1,216	$1,216	$1,185
Affordable Care Holding Corp.	Healthcare Services	7.25% (L + 4.75%)	10/24/2022	1,025	1,030	1,005
Bracket Intermediate Holding Corp.	Healthcare Services	7.00% (L + 4.25%)	9/5/2025	14,963	14,890	14,813
Brave Parent Holdings, Inc.	Software	6.52% (L + 4.00%)	4/18/2025	14,925	14,874	14,421
CentralSquare Technologies, LLC	Software	6.27% (L + 3.75%)	8/29/2025	15,000	14,964	14,648
Certara Holdco, Inc.	Healthcare I.T.	6.30% (L + 3.50%)	8/15/2024	1,275	1,280	1,255
CHA Holdings, Inc.	Business Services	7.30% (L + 4.50%)	4/10/2025	997	997	995
CommerceHub, Inc.	Software	6.27% (L + 3.75%)	5/21/2025	14,925	14,856	14,515
CRCI Longhorn Holdings, Inc.	Business Services	5.89% (L + 3.50%)	8/8/2025	14,963	14,891	14,588
Dentalcorp Perfect Smile ULC	Healthcare Services	6.27% (L + 3.75%)	6/6/2025	11,940	11,912	11,701
Dentalcorp Perfect Smile ULC	Healthcare Services	6.27% (L + 3.75%)	6/6/2025	1,686	1,685	1,652
Drilling Info Holdings, Inc.	Business Services	6.77% (L + 4.25%)	7/30/2025	17,591	17,507	17,525
Financial & Risk US Holdings, Inc.	Business Services	6.27% (L + 3.75%)	10/1/2025	8,000	7,980	7,512
GOBP Holdings, Inc.	Retail	6.55% (L + 3.75%)	10/22/2025	15,000	14,963	14,625
Greenway Health, LLC	Software	6.56% (L + 3.75%)	2/16/2024	14,821	14,831	14,450
Heartland Dental, LLC	Healthcare Services	6.27% (L + 3.75%)	4/30/2025	17,329	17,249	16,593
HIG Finance 2 Limited	Business Services	6.06% (L + 3.50%)	12/20/2024	1,995	1,985	1,939
Idera, Inc.	Software	7.03% (L + 4.50%)	6/28/2024	2,294	2,289	2,248
J.D. Power (fka J.D. Power and Associates)	Business Services	6.27% (L + 3.75%)	9/7/2023	5,985	5,985	5,835
Market Track, LLC	Business Services	6.87% (L + 4.25%)	6/5/2024	4,827	4,821	4,633
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	4,596	4,576	4,596
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	600	597	600
National Intergovernmental Purchasing Alliance Company	Business Services	6.55% (L + 3.75%)	5/23/2025	14,925	14,912	14,552
Navex Topco, Inc.	Software	5.78% (L + 3.25%)	9/5/2025	14,963	14,890	14,102
Navicure, Inc.	Healthcare Services	6.27% (L + 3.75%)	11/1/2024	2,985	2,985	2,925
Netsmart Technologies, Inc.	Healthcare I.T.	6.27% (L + 3.75%)	4/19/2023	10,437	10,437	10,307
Newport Group Holdings II, Inc.	Business Services	6.54% (L + 3.75%)	9/12/2025	4,988	4,963	4,875
NorthStar Financial Services Group, LLC	Software	6.10% (L + 3.50%)	5/25/2025	14,925	14,856	14,628
OEConnection LLC	Business Services	6.53% (L + 4.00%)	11/22/2024	1,830	1,843	1,789
Outcomes Group Holdings, Inc.	Healthcare Services	6.28% (L + 3.50%)	10/24/2025	6,500	6,484	6,394
Pelican Products, Inc.	Business Products	5.88% (L + 3.50%)	5/1/2025	4,975	4,963	4,726
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	8.06% (L + 5.25%)	4/29/2024	15,588	15,517	15,199
Premise Health Holding Corp.	Healthcare Services	6.55% (L + 3.75%)	7/10/2025	13,862	13,796	13,689
Quest Software US Holdings Inc.	Software	6.78% (L + 4.25%)	5/16/2025	15,000	14,930	14,535
Sierra Enterprises, LLC	Food & Beverage	6.02% (L + 3.50%)	11/11/2024	2,481	2,478	2,463
SSH Group Holdings, Inc.	Education	6.77% (L + 4.25%)	7/30/2025	14,963	14,927	14,588
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	6.03% (L + 3.50%)	7/17/2025	3,790	3,772	3,759
VT Topco, Inc.	Business Services	6.55% (L + 3.75%)	8/1/2025	7,980	7,961	7,882
VT Topco, Inc.	Business Services	6.55% (L + 3.75%)	8/1/2025	1,004	1,004	992
Wirepath LLC	Distribution & Logistics	6.71% (L + 4.00%)	8/5/2024	17,477	17,477	17,215
WP CityMD Bidco LLC	Healthcare Services	6.30% (L + 3.50%)	6/7/2024	14,887	14,887	14,608
YI, LLC	Healthcare Services	6.80% (L + 4.00%)	11/7/2024	4,965	4,983	4,935

Total Funded Investments				$374,478	$373,443	$365,497

Unfunded Investments — First lien
Dentalcorp Perfect Smile ULC	Healthcare Services	—	6/6/2020	$1,308	$(3)	$(26)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	1,367	(7)	(11)
Heartland Dental, LLC	Healthcare Services	—	4/30/2020	1,586	—	(67)
Ministry Brands, LLC	Software	—	10/18/2019	1,267	(6)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	1,103	(3)	(14)
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	—	7/17/2019	1,187	—	(10)
VT Topco, Inc.	Business Services	—	8/1/2020	993	(2)	(12)

Total Unfunded Investments				$8,811	$(21)	$(140)

Total Investments				$383,289	$373,422	$365,357

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2018.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP III.

F-50

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          Below is certain summarized financial information for SLP III as of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and March 31, 2018:

Selected Balance Sheet Information:	March 31, 2019	December 31, 2018
Investments at fair value (cost of $389,665 and $373,422)	$384,567	$365,357
Cash and other assets	10,487	9,138
Receivable from unsettled securities sold	4,897	—

Total assets	$399,951	$374,495

Credit facility	$293,100	$280,300
Deferred financing costs	(2,670)	(2,831)
Payable for unsettled securities purchased	6,874	—
Distribution payable	3,400	2,600
Other liabilities	4,843	4,456

Total liabilities	305,547	284,525
Members' capital	$94,404	$89,970

Total liabilities and members' capital	$399,951	$374,495

	Three Months Ended
Selected Statement of Operations Information:	March 31, 2019	March 31, 2018(1)
Interest income	$6,293	$—
Other income	70	—

Total investment income	6,363	—

Interest and other financing expenses	3,391	—
Other expenses	138	—

Total expenses	3,529	—

Net investment income	2,834	—
Net realized gains on investments	33	—
Net change in unrealized appreciation of investments	2,967	—

Net increase in members' capital	$5,834	$—

(1)
SLP III commenced operations on April 25, 2018.

          For the three months ended March 31, 2019, the Company earned approximately $2,720 of dividend income related to SLP III, which is included in dividend income. As of March 31, 2019 and December 31, 2018 approximately $2,720 and $2,080, respectively, of dividend income related to SLP III was included in interest and dividend receivable.

          The Company has determined that SLP III is an investment company under ASC 946; however, in accordance with such guidance the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Furthermore, ASC 810 concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, the Company does not consolidate SLP III.

F-51

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

Unconsolidated Significant Subsidiaries

          In accordance with Regulation S-X Rule 10-01(b)(1), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under this rule. As of March 31, 2019, the Company did not have any significant unconsolidated subsidiaries under Regulation S-X Rule 10-01(b)(1).

Investment Risk Factors

          First and second lien debt that the Company invests in is almost entirely rated below investment grade or may be unrated. Debt investments rated below investment grade are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" compared to debt investments that are rated investment grade. These debt investments are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal, and such risk of default could reduce the net asset value and income distributions of the Company. In addition, some of the Company's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien debt investments. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and/or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

          The Company may directly invest in the equity of private companies or, in some cases, equity investments could be made in connection with a debt investment. Equity investments may or may not fluctuate in value, resulting in recognized realized gains or losses upon disposition.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

          Level I —  Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

F-52

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          Level II —  Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III —  Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period.

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of March 31, 2019:

	Total	Level I	Level II	Level III
First lien	$1,276,616	$—	$168,900	$1,107,716
Second lien	725,162	—	408,652	316,510
Subordinated	66,858	—	25,967	40,891
Equity and other	453,669	1	—	453,668

Total investments	$2,522,305	$1	$603,519	$1,918,785

F-53

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2018:

	Total	Level I	Level II	Level III
First lien	$1,173,459	$—	$185,931	$987,528
Second lien	662,556	—	355,741	306,815
Subordinated	65,297	—	25,210	40,087
Equity and other	440,641	—	—	440,641

Total investments	$2,341,953	$—	$566,882	$1,775,071

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended March 31, 2019, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at March 31, 2019:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2018	$1,775,071	$987,528	$306,815	$40,087	$440,641
Total gains or losses included in earnings:
Net realized gains on investments	38	31	7	—	—
Net change in unrealized appreciation (depreciation)	9,784	1,906	1,240	(480)	7,118
Purchases, including capitalized PIK and revolver fundings	149,741	95,493	47,055	1,284	5,909
Proceeds from sales and paydowns of investments	(10,711)	(7,854)	(2,857)	—	—
Transfers into Level III(1)	104,983	36,971	68,012	—	—
Transfers out of Level III(1)	(110,121)	(6,359)	(103,762)	—	—

Fair Value, March 31, 2019	$1,918,785	$1,107,716	$316,510	$40,891	$453,668

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$9,784	$1,906	$1,240	$(480)	$7,118

(1)
As of March 31, 2019, portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the period in which the reclassification occurred.

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended March 31, 2018, as well as the portion of appreciation (depreciation) included in

F-54

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at March 31, 2018:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2017	$1,405,754	$556,697	$443,082	$27,101	$378,874
Total gains or losses included in earnings:
Net realized gains on investments	97	97	—	—	—
Net change in unrealized depreciation	(1,554)	(282)	(1,009)	(107)	(156)
Purchases, including capitalized PIK and revolver fundings	198,319	134,287	44,106	1,198	18,728
Proceeds from sales and paydowns of investments	(89,333)	(89,333)	—	—	—
Transfers into Level III(1)	76,037	76,037	—	—	—
Transfers out of Level III(1)	(76,155)	(28,112)	(48,043)	—	—

Fair Value, March 31, 2018	$1,513,165	$649,391	$438,136	$28,192	$397,446

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Company at the end of the period:	$(1,043)	$229	$(1,009)	$(107)	$(156)

(1)
As of March 31, 2018, portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the period in which the reclassification occurred.

          Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the three months ended March 31, 2019 and March 31, 2018. Transfers into Level III occur as quotations obtained through pricing services are deemed not representative of fair value as of the balance sheet date and such assets are internally valued. As quotations obtained through pricing services are substantiated through additional market sources, investments are transferred out of Level III. In addition, transfers out of Level III and transfers into Level III occur based on the increase or decrease in the availability of certain observable inputs.

          The Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

          The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. The Company typically determines the fair value of its performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying

F-55

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, the Company may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of the Company's debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, the Company may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value. After enterprise value coverage is demonstrated for the Company's debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of March 31, 2019 and December 31, 2018, the Company used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of its portfolio companies. The Company believes these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration

F-56

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of March 31, 2019 and December 31, 2018, the Company used the discount ranges set forth in the table below to value investments in its portfolio companies.

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of March 31, 2019 were as follows:

				Range
Type	Fair Value as of March 31, 2019	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$902,428	Market & income approach	EBITDA multiple	2.0x	30.0x	12.0x
			Revenue multiple	3.5x	11.0x	6.9x
			Discount rate	7.4%	15.3%	9.5%
	195,513	Market quote	Broker quote	N/A	N/A	N/A
	9,775	Other	N/A(1)	N/A	N/A	N/A
Second lien	110,205	Market & income approach	EBITDA multiple	8.5x	15.0x	11.1x
			Discount rate	10.0%	20.0%	12.8%
	186,238	Market quote	Broker quote	N/A	N/A	N/A
	20,067	Other	N/A(1)	N/A	N/A	N/A
Subordinated	40,891	Market & income approach	EBITDA multiple	4.8x	12.5x	10.1x
			Discount rate	11.0%	21.4%	16.8%
Equity and other	452,856	Market & income approach	EBITDA multiple	0.4x	18.0x	10.7x
			Discount rate	6.5%	26.2%	13.6%
	812	Black Scholes analysis	Expected life in years	7.0	7.0	7.0
			Volatility	37.5%	37.5%	37.5%
			Discount rate	2.6%	2.6%	2.6%

	$1,918,785

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

F-57

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of December 31, 2018 were as follows:

				Range
Type	Fair Value as of December 31, 2018	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$797,985	Market & income approach	EBITDA multiple	2.0x	32.0x	12.1x
			Revenue multiple	3.5x	6.5x	5.8x
			Discount rate	7.0%	15.3%	9.6%
	129,837	Market quote	Broker quote	N/A	N/A	N/A
	59,706	Other	N/A(1)	N/A	N/A	N/A
Second lien	102,963	Market & income approach	EBITDA multiple	8.5x	15.0x	11.1x
			Discount rate	10.0%	19.7%	12.8%
	203,852	Market quote	Broker quote	N/A	N/A	N/A
Subordinated	40,087	Market & income approach	EBITDA multiple	5.0x	13.0x	10.2x
			Discount rate	10.9%	21.4%	16.3%
Equity and other	439,977	Market & income approach	EBITDA multiple	0.4x	18.0x	10.3x
			Discount rate	6.5%	25.8%	13.5%
	664	Black Scholes analysis	Expected life in years	7.3	7.3	7.3
			Volatility	37.9%	37.9%	37.9%
			Discount rate	2.9%	2.9%	2.9%

	$1,775,071

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility, the NMFC Credit Facility and the DB Credit Facility (as defined in Note 7. Borrowings) are representative of market. The carrying values of the Holdings Credit Facility, NMFC Credit Facility and DB Credit Facility approximate fair value as of March 31, 2019, as the facilities are continually monitored and examined by both the borrower and the lender and are considered Level III. The carrying value of the SBA-guaranteed debentures, the 2016 Unsecured Notes, the 2017A Unsecured Notes, the 2018A Unsecured Notes and the 2018B Unsecured Notes (as defined in Note 7. Borrowings) approximate fair value as of March 31, 2019 based on a comparison of market interest rates for the Company's borrowings and similar entities and are considered Level III. The fair value of the Convertible Notes and the 5.75% Unsecured Notes (as defined in Note 7. Borrowings) as of March 31, 2019 was $271,273 and $51,978, respectively, which was based on quoted prices and considered Level II. See Note 7. Borrowings, for details. The carrying value of the collateralized agreement approximates fair value as of March 31, 2019 and is considered Level III. The fair value of other financial assets and liabilities approximates their carrying value based on the short-term nature of these items.

          Fair value risk factors — The Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Company's portfolio companies conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company's investments and/or on the fair value of the Company's investments. The Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Company and their corresponding fair valuations. Also, there may be risk associated with the

F-58

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

          The Company entered into an investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser which was most recently re-approved by the Company's board of directors on February 6, 2019. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components — a base management fee and an incentive fee.

          Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the New Mountain Finance SPV Funding, L.L.C. Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The Company has not invested, and currently is not invested, in derivatives. To the extent the Company invests in derivatives in the future, the Company will use the actual value of the derivatives, as reported on the Consolidated Statements of Assets and Liabilities, for purposes of calculating its base management fee.

          Since the IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the NMF Holdings Loan and Security Agreement, as amended and restated, dated May 19, 2011, and formed the Holdings Credit Facility on December 18, 2014 (as defined in Note 7. Borrowings). The amendment merged the credit facilities and combined the amount of borrowings previously available. Post credit facility merger and to be consistent with the methodology since the IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets held under revolving credit facilities that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which as of March 31, 2019 and March 31, 2018 was approximately $632,173 and $323,280, respectively. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. For the three months ended March 31, 2019 and March 31, 2018, management fees waived were approximately $2,533 and $1,322, respectively.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company's "Pre-Incentive Fee Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, upfront, diligence and consulting fees or other fees that the Company receives from portfolio

F-59

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there are none as of March 31, 2019), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of the Company's incentive fee with respect to the Pre-Incentive Fee Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company's Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Company's Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Company's Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Company's Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Company's Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative net realized capital gains and realized capital losses and the cumulative net unrealized capital appreciation and unrealized capital depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual realized capital gains computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

F-60

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The following table summarizes the management fees and incentive fees incurred by the Company for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
	March 31, 2019	March 31, 2018
Management fee	$10,975	$8,692
Less: management fee waiver	(2,533)	(1,322)

Total management fee	8,442	7,370
Incentive fee, excluding accrued capital gains incentive fees	$6,863	$6,434
Accrued capital gains incentive fees(1)	$—	$—

(1)
As of March 31, 2019 and March 31, 2018, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net realized capital gains did not exceed cumulative unrealized capital depreciation.

          The Company has entered into the Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator maintains, or oversees the maintenance of, the Company's consolidated financial records, prepares reports filed with the United States Securities and Exchange Commission (the "SEC"), generally monitors the payment of the Company's expenses and oversees the performance of administrative and professional services rendered by others. The Company will reimburse the Administrator for the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Company, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three months ended March 31, 2019 and March 31, 2018, approximately $723 and $659, respectively, of indirect administrative expenses were included in administrative expenses none of which were waived by the Administrator. As of March 31, 2019 and December 31, 2018, approximately $723 and $681, respectively, of indirect administrative expenses were included in payable to affiliates.

          The Company, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Company, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Company. Other than with respect to this limited license, the Company, the Investment

F-61

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

Note 6. Related Parties

          The Company has entered into a number of business relationships with affiliated or related parties.

          The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

          The Company has entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs.

          The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Company has adopted a formal code of ethics that governs the conduct of its officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, to the Company's investment mandates, including Guardian II. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company or for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits the Company to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, the Company is permitted to co-invest with its affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Company's independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential

F-62

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

co-investment transaction is consistent with the interests of the Company's stockholders and is consistent with its then-current investment objective and strategies.

Note 7. Borrowings

          On March 23, 2018, the Small Business Credit Availability Act (the "SBCA") was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150.0% from 200.0% under certain circumstances. On April 12, 2018, the Company's board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA, and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to the Company at a special meeting of stockholders, which was held on June 8, 2018. The stockholder proposal was approved by the required votes of the Company's stockholders at such special meeting of stockholders, and thus the Company became subject to the 150.0% minimum asset coverage ratio on June 9, 2018 (which means the Company can borrow $2 for every $1 of its equity). As a result of the Company's exemptive relief received on November 5, 2014, the Company is permitted to exclude its SBA-guaranteed debentures from the 150.0% asset coverage ratio that the Company is required to maintain under the 1940 Act. The agreements governing the NMFC Credit Facility, the 2018 Convertible Notes and the Unsecured Notes (as defined below) contain certain covenants and terms, including a requirement that the Company not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that the Company not exceed a secured debt ratio of 0.70 to 1.00 at any time. As of March 31, 2019, the Company's asset coverage ratio was 179.7%.

          Holdings Credit Facility —  On December 18, 2014, the Company entered into the Second Amended and Restated Loan and Security Agreement among the Company, as the Collateral Manager, NMF Holdings, as the Borrower, Wells Fargo Securities, LLC, as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian (as amended from time to time, the "Holdings Credit Facility"). As of the most recent amendment on November 19, 2018, the maturity date of the Holdings Credit Facility is October 24, 2022, and the maximum facility amount is the lesser of $695,000 and the actual commitments of the lenders to make advances as of such date.

          As of March 31, 2019, the maximum amount of revolving borrowings available under the Holdings Credit Facility is $675,000. Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio of 150.0%. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          As of the amendment entered into on April 1, 2018, the Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security

F-63

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

Agreement) and LIBOR plus 2.25% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
	March 31, 2019	March 31, 2018
Interest expense	$6,338	$3,126
Non-usage fee	$117	$212
Amortization of financing costs	$679	$616
Weighted average interest rate	4.5%	3.9%
Effective interest rate	5.1%	5.0%
Average debt outstanding	$566,338	$322,943

          As of March 31, 2019 and December 31, 2018, the outstanding balance on the Holdings Credit Facility was $567,063 and $512,563, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          NMFC Credit Facility —  The Senior Secured Revolving Credit Agreement, (as amended from time to time, and together with the related guarantee and security agreement, the "NMFC Credit Facility"), dated June 4, 2014, among the Company, as the Borrower, Goldman Sachs Bank USA, as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, as Lenders, is structured as a senior secured revolving credit facility. The NMFC Credit Facility is guaranteed by certain of the Company's domestic subsidiaries and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. As of the most recent amendment on July 5, 2018, the maturity date of the NMFC Credit Facility is June 4, 2022 and the NMFC Credit Facility includes the financial covenants related to the asset coverage discussed above.

          As of March 31, 2019, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $135,000. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment, as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

F-64

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
	March 31, 2019	March 31, 2018
Interest expense	$1,019	$852
Non-usage fee	$50	$57
Amortization of financing costs	$122	$112
Weighted average interest rate	5.1%	4.2%
Effective interest rate	5.9%	5.1%
Average debt outstanding	$81,500	$81,694

          As of March 31, 2019 and December 31, 2018, the outstanding balance on the NMFC Credit Facility was $135,000 and $60,000, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          DB Credit Facility —  The Loan Financing and Servicing Agreement (the "DB Credit Facility") dated December 14, 2018, among NMFDB as the borrower, Deutsche Bank AG, New York Branch ("Deutsche Bank") as the facility agent, Lender and other agent from time to time party thereto and U.S. Bank National Association, as collateral agent and collateral custodian, is structured as a secured revolving credit facility and matures on December 14, 2023.

          As of March 31, 2019, the maximum amount of revolving borrowings available under the DB Credit Facility was $100,000. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment, as outlined in the Loan Financing and Servicing Agreement. The DB Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMFDB on an investment by investment basis. All fees associated with the origination of the DB Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the DB Credit Facility. The DB Credit Facility contains certain customary affirmative and negative covenants and events of default. The covenants are generally not tied to mark to market fluctuations in the prices of NMFDB investments, but rather to the performance of the underlying portfolio companies.

          The advances under the DB Credit Facility accrue interest at a per annum rate equal to the Applicable Margin plus the lender's Cost of Funds Rate. The "Applicable Margin" is equal to 2.85% during the Revolving Period and then increases by 0.20% during an Event of Default. The "Cost of Funds Rate" for a conduit lender is the lower of its commercial paper rate and the Base Rate plus 0.50%, and for any other lender is the Base Rate. The "Base Rate" is the three-months LIBOR Rate but may become an alternative base rate based on Deutsche Bank's base lending rate if certain LIBOR disruption events occur. The Company is also charged a non-usage fee, based on the unused facility amount multiplied by the Undrawn Fee Rate (as defined in the Loan Financing and Servicing Agreement).

F-65

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the DB Credit Facility for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
	March 31, 2019	March 31, 2018(1)
Interest expense	$535	$—
Non-usage fee	$77	$—
Amortization of financing costs	$65	$—
Weighted average interest rate	5.6%	—%
Effective interest rate	7.1%	—%
Average debt outstanding	$38,456	$—

(1)
Not applicable as the DB Credit Facility commenced on December 14, 2018.

          As of March 31, 2019 and December 31, 2018, the outstanding balance on the DB Credit Facility was $50,000 and $57,000, respectively, and NMFDB was in compliance with the applicable covenants in the DB Credit Facility on such dates.

          NMNLC Credit Facility —  The Revolving Credit Agreement (together with the related guarantee and security agreement, the "NMNLC Credit Facility"), dated September 21, 2018, among NMNLC, as the Borrower, and KeyBank National Association, as the Administrative Agent and Lender, is structured as a senior secured revolving credit facility and matures on September 23, 2019. The NMNLC Credit Facility is guaranteed by the Company and proceeds from the NMNLC Credit Facility may be used for funding of additional acquisition properties.

          The NMNLC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.15% per annum (as defined in the Revolving Credit Agreement).

          As of March 31, 2019, the maximum amount of revolving borrowings available under the NMNLC Credit Facility was $30,000. For the three months ended March 31, 2019, interest expense, non-usage fees and amortization of financing costs were $0, $11 and $28, respectively. As of March 31, 2019 and December 31, 2018, the outstanding balance on the NMNLC Credit Facility was $0 and NMNLC was in compliance with the applicable covenants in the NMNLC Credit Facility on such dates.

  Convertible Notes

          2014 Convertible Notes —  On June 3, 2014, the Company closed a private offering of $115,000 aggregate principal amount of unsecured convertible notes (the "2014 Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "2014 Indenture"). The 2014 Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). As of June 3, 2015, the restrictions under Rule 144A under the Securities Act were removed, allowing the 2014 Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act. On September 30, 2016, the Company closed a public offering of an additional $40,250 aggregate principal amount of the 2014 Convertible Notes. These additional 2014 Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115,000 aggregate principal amount of 2014 Convertible Notes that the Company issued on June 3, 2014.

F-66

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The 2014 Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The 2014 Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          The Company may not redeem the 2014 Convertible Notes prior to maturity. No sinking fund is provided for the 2014 Convertible Notes. In addition, if certain corporate events occur, holders of the 2014 Convertible Notes may require the Company to repurchase for cash all or part of their 2014 Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the 2014 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The 2014 Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the 2014 Convertible Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the 2014 Indenture.

          2018 Convertible Notes —  On August 20, 2018, the Company closed a registered public offering of $100,000 aggregate principal amount of unsecured convertible notes (the "2018 Convertible Notes" and together with the 2014 Convertible Notes, the "Convertible Notes"), pursuant to an indenture, dated August 20, 2018, as supplemented by a first supplemental indenture thereto, dated August 20, 2018 (together the "2018A Indenture"). On August 30, 2018, in connection with the registered public offering, the Company issued an additional $15,000 aggregate principal amount of the 2018 Convertible Notes pursuant to the exercise of an overallotment option by the underwriter of the 2018 Convertible Notes.

          The 2018 Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on February 15 and August 15 of each year, which commenced on February 15, 2019. The 2018 Convertible Notes will mature on August 15, 2023 unless earlier converted, repurchased or redeemed pursuant to the terms of the 2018A Indenture. The Company may not redeem the 2018 Convertible Notes prior to May 15, 2023. On or after May 15, 2023, the Company may redeem the 2018 Convertible Notes for cash, in whole or from time to time in part, at its option at a redemption price, subject to an exception for redemption dates occurring after a record date but on or prior to the interest payment date, equal to the sum of (i) 100% of the principal amount of the 2018 Convertible Notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) a make-whole premium.

          No sinking fund is provided for the 2018 Convertible Notes. Holders of 2018 Convertible Notes may, at their option, convert their 2018 Convertible Notes into shares of the Company's common stock at any time on or prior to the close of business on the business day immediately preceding the maturity date of the 2018 Convertible Notes. In addition, if certain corporate events occur, holders of the 2018 Convertible Notes may require the Company to repurchase for cash all or part of their 2018 Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the 2018 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The 2018A Indenture contains certain covenants, including covenants requiring the Company to provide certain financial information to the holders of the 2018 Convertible Notes and the trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. The 2018A Indenture also includes additional financial covenants related to asset coverage. These covenants are subject to limitations and exceptions that are described in the 2018A Indenture.

F-67

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The following table summarizes certain key terms related to the convertible features of the Company's Convertible Notes as of March 31, 2019.

	2014 Convertible Notes	2018 Convertible Notes
Initial conversion premium	12.5%	10.0%
Initial conversion rate(1)	62.7746	65.8762
Initial conversion price	$15.93	$15.18
Conversion premium at March 31, 2019	11.7%	10.0%
Conversion rate at March 31, 2019(1)(2)	63.2794	65.8762
Conversion price at March 31, 2019(2)(3)	$15.80	$15.18
Last conversion price calculation date	June 3, 2018	August 20, 2018

(1)
Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at March 31, 2019 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.05 per share for the 2014 Convertible Notes and $13.80 per share for the 2018 Convertible Notes. In no event will the total number of shares of common stock issuable upon conversion exceed 71.1893 per $1 principal amount of the 2014 Convertible Notes or 72.4637 per $1 principal amount of the 2018 Convertible Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness, if any, that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles. As reflected in Note 11. Earnings Per Share, the issuance is considered part of the if-converted method for calculation of diluted earnings per share.

F-68

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The following table summarizes the interest expense, amortization of financing costs and amortization of premium incurred on the Convertible Notes for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
	March 31, 2019	March 31, 2018
Interest expense	$3,594	$1,941
Amortization of financing costs	$346	$293
Amortization of premium	$(27)	$(27)
Weighted average interest rate	5.4%	5.0%
Effective interest rate	5.9%	5.8%
Average debt outstanding	$270,250	$155,250

          As of March 31, 2019 and December 31, 2018, the outstanding balance on the Convertible Notes was $270,250 and $270,250, respectively, and NMFC was in compliance with the terms of the 2014 Indenture and 2018A Indenture on such dates, as applicable.

  Unsecured Notes

          On May 6, 2016, the Company issued $50,000 in aggregate principal amount of five-year unsecured notes that mature on May 15, 2021 (the "2016 Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. On September 30, 2016, the Company entered into an amended and restated note purchase agreement (the "NPA") and issued an additional $40,000 in aggregate principal amount of 2016 Unsecured Notes to institutional investors in a private placement. On June 30, 2017, the Company issued $55,000 in aggregate principal amount of five-year unsecured notes that mature on July 15, 2022 (the "2017A Unsecured Notes"), pursuant to the NPA and a supplement to the NPA. On January 30, 2018, the Company issued $90,000 in aggregate principal amount of five year unsecured notes that mature on January 30, 2023 (the "2018A Unsecured Notes") pursuant to the NPA and a second supplement to the NPA. On July 5, 2018, the Company issued $50,000 in aggregate principal amount of five year unsecured notes that mature on June 28, 2023 (the "2018B Unsecured Notes") pursuant to the NPA and a third supplement to the NPA (the "Third Supplement"). The NPA provides for future issuances of unsecured notes in separate series or tranches.

          The 2016 Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, which commenced on November 15, 2016. The 2017A Unsecured Notes bear interest at an annual rate of 4.760%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2018. The 2018A Unsecured Notes bear interest at an annual rate of 4.870%, payable semi-annually on February 15 and August 15 of each year, which commenced on August 15, 2018. The 2018B Unsecured Notes bear interest at an annual rate of 5.360%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2019. These interest rates are subject to increase in the event that: (i) subject to certain exceptions, the underlying unsecured notes or the Company ceases to have an investment grade rating or (ii) the aggregate amount of the Company's unsecured debt falls below $150,000. In each such event, the Company has the option to offer to prepay the underlying unsecured notes at par, in which case holders of the underlying unsecured notes who accept the offer would not receive the increased interest rate. In addition, the Company is obligated to offer to prepay the underlying unsecured notes at par if the

F-69

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

Investment Adviser, or an affiliate thereof, ceases to be the Company's investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The NPA contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, an option to offer to prepay all or a portion of the unsecured notes under its governance at par (plus a make-whole amount, if applicable), affirmative and negative covenants such as information reporting, maintenance of the Company's status as a BDC under the 1940 Act and a RIC under the Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes at the Company or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of the Company or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy. The Third Supplement includes additional financial covenants related to asset coverage as well as other terms.

          On September 25, 2018, the Company closed a registered public offering of $50,000 in aggregate principal amount of five-year unsecured notes that mature on October 1, 2023 (the "5.75% Unsecured Notes" and together with the 2016 Unsecured Notes, 2017A Unsecured Notes, 2018A Unsecured Notes and 2018B Unsecured Notes, the "Unsecured Notes") pursuant to an indenture, dated August 20, 2018, as supplemented by a second supplemental indenture thereto, dated September 25, 2018 (together, the "2018B Indenture"). On October 17, 2018, in connection with the registered public offering, the Company issued an additional $1,750 aggregate principal amount of the 5.75% Unsecured Notes pursuant to the exercise of an overallotment option by the underwriters of the 5.75% Unsecured Notes.

          The 5.75% Unsecured Notes bear interest at an annual rate of 5.75%, payable quarterly on January 1, April 1, July 1 and October 1 of each year, which commenced on January 1, 2019. The 5.75% Unsecured Notes will mature on October 1, 2023 unless earlier redeemed. The 5.75% Unsecured Notes are listed on the New York Stock Exchange and trade under the trading symbol "NMFX."

          The Company may redeem the 5.75% Unsecured Notes, in whole or in part, at any time, or from time to time, at its option on or after October 1, 2020, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

          No sinking fund is provided for the 5.75% Unsecured Notes and holders of the 5.75% Unsecured Notes have no option to have their 5.75% Unsecured Notes repaid prior to the stated maturity date.

          The 2018B Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a) of the 1940 Act as may be applicable to the Company from time to time or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the SEC and (ii) provide certain financial information to the holders of the 5.75% Unsecured Notes and the trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. The 2018B Indenture also includes additional financial covenants related to asset coverage. These covenants are subject to limitations and exceptions that are described in the 2018B Indenture.

F-70

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The 2018B Indenture provides for customary events of default and further provides that the trustee or the holders of 25% in aggregate principal amount of the outstanding 5.75% Unsecured Notes may declare such 5.75% Unsecured Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

          The Unsecured Notes are unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness, if any, that is expressly subordinated in right of payment to the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles.

          The following table summarizes the interest expense and amortization of financing costs incurred on the Unsecured Notes for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
	March 31, 2019	March 31, 2018(1)
Interest expense	$4,360	$2,592
Amortization of financing costs	$275	$162
Weighted average interest rate	5.3%	5.1%
Effective interest rate	5.6%	5.4%
Average debt outstanding	$336,750	$206,000

(1)
For the three months ended March 31, 2018, amounts reported include interest and amortization of financing costs related to the 2018A Unsecured Notes for the period from January 30, 2018 (issuance date of the 2018A Unsecured Notes) to March 31, 2018.

          As of March 31, 2019 and December 31, 2018, the outstanding balance on the Unsecured Notes was $336,750 and $336,750, respectively, and the Company was in compliance with the terms of the NPA and the 2018B Indenture as of such dates, as applicable.

          SBA-guaranteed debentures —  On August 1, 2014 and August 25, 2017, respectively, SBIC I and SBIC II received licenses from the SBA to operate as SBICs.

          The SBIC licenses allow SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to the Company, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC I and SBIC II over the Company's stockholders in the event SBIC I and SBIC II are liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations for a single licensee is $150,000 as long as the licensee has at least $75,000 in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In June 2018, legislation amended the 1958 Act by increasing the individual leverage limit from $150,000 to $175,000, subject to SBA approvals.

F-71

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          As of March 31, 2019 and December 31, 2018, SBIC I had regulatory capital of $75,000 and $75,000, respectively, and SBA-guaranteed debentures outstanding of $150,000 and $150,000, respectively. As of March 31, 2019 and December 31, 2018, SBIC II had regulatory capital of $42,500 and $42,500, respectively, and $15,000 and $15,000, respectively, of SBA-guaranteed debentures outstanding. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the life of the SBA-guaranteed debentures. The following table summarizes the Company's SBA-guaranteed debentures as of March 31, 2019.

Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge
Fixed SBA-guaranteed debentures(1):
March 25, 2015	March 1, 2025	$37,500	2.517%	0.355%
September 23, 2015	September 1, 2025	37,500	2.829%	0.355%
September 23, 2015	September 1, 2025	28,795	2.829%	0.742%
March 23, 2016	March 1, 2026	13,950	2.507%	0.742%
September 21, 2016	September 1, 2026	4,000	2.051%	0.742%
September 20, 2017	September 1, 2027	13,000	2.518%	0.742%
March 21, 2018	March 1, 2028	15,255	3.187%	0.742%
Fixed SBA-guaranteed debentures(2):
September 19, 2018	September 1, 2028	15,000	3.548%	0.222%

Total SBA-guaranteed debentures		$165,000

(1)
SBA-guaranteed debentures are held in SBIC I.

(2)
SBA-guaranteed debentures are held in SBIC II.

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
	March 31, 2019	March 31, 2018
Interest expense	$1,345	$1,160
Amortization of financing costs	$136	$124
Weighted average interest rate	3.3%	3.1%
Effective interest rate	3.6%	3.5%
Average debt outstanding	$165,000	$150,000

          The SBIC program is designed to stimulate the flow of private investor capital into eligible smaller businesses, as defined by the SBA. Under SBA regulations, SBICs are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the

F-72

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

financing terms of investments, regulating the types of financing, prohibiting investments in smaller businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to the Company. SBICs are subject to an annual periodic examination by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of March 31, 2019 and December 31, 2018, SBIC I and SBIC II were in compliance with SBA regulatory requirements.

          Leverage risk factors —  The Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Company's common stockholders, and the Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Company's net asset value. Similarly, leverage may cause a sharper decline in the Company's income than if the Company had not borrowed. Such a decline could negatively affect the Company's ability to make distributions to its stockholders. Leverage is generally considered a speculative investment technique. The Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Note 8. Regulation

          The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. In order to continue to qualify and be subject to tax as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, intends to make and will continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code).

          Additionally, as a BDC, the Company must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions). In addition, the Company must offer to make available to all eligible portfolio companies managerial assistance.

Note 9. Commitments and Contingencies

          In the normal course of business, the Company may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments or delayed draw commitments. As of March 31, 2019, the Company had unfunded commitments on revolving credit facilities of $42,782, no outstanding bridge financing commitments and other future funding commitments of $92,775. As of December 31, 2018, the Company had unfunded commitments on revolving credit facilities of $43,539, no outstanding bridge financing commitments and other future funding commitments of $94,407. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments.

F-73

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

          The Company also has revolving borrowings available under the Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility and the NMNLC Credit Facility as of March 31, 2019 and December 31, 2018. See Note 7. Borrowings, for details.

          The Company may from time to time enter into financing commitment letters. As of March 31, 2019 and December 31, 2018, the Company had commitment letters to purchase investments in the aggregate par amount of $43,022 and $27,536, respectively, which could require funding in the future.

          As of March 31, 2019 and December 31, 2018, the Company owed $6,000 and $6,000, respectively, related to a settlement agreement with a trustee of Black Elk Energy Offshore Operations, LLC. The Company began to make semi-annual payments of $3,000 in June 2018 with the final payment due in December 2019.

Note 10. Net Assets

          The table below illustrates the effect of certain transactions on the net asset accounts of the Company for the three months ended March 31, 2019:

	Common Stock			Accumulated Overdistributed Earnings
			Paid in Capital in Excess of Par
	Shares	Par Amount		Accumulated Net Investment Income	Accumulated Net Realized (Losses) Gains	Net Unrealized Appreciation (Depreciation)	Total Net Assets
Balance at December 31, 2018	76,106,372	$761	$1,035,629	$61,975	$(86,338)	$(5,758)	$1,006,269
Issuances of common stock	4,413,058	44	60,617	—	—	—	60,661
Deferred offering costs	—	—	(229)	—	—	—	(229)
Distributions declared	—	—	—	(27,342)	—	—	(27,342)
Net increase (decrease) in net assets resulting from operations	—	—	—	27,450	46	16,424	43,920

Balance at March 31, 2019	80,519,430	$805	$1,096,017	$62,083	$(86,292)	$10,666	$1,083,279

          The table below illustrates the effect of certain transactions on the net asset accounts of the Company for the three months ended March 31, 2018:

	Common Stock			Accumulated Overdistributed Earnings
			Paid in Capital in Excess of Par
	Shares	Par Amount		Accumulated Net Investment Income	Accumulated Net Realized (Losses) Gains	Net Unrealized Appreciation (Depreciation)	Total Net Assets
Balance at December 31, 2017	75,935,093	$759	$1,053,468	$39,165	$(76,681)	$18,264	$1,034,975
Distributions declared	—	—	—	(25,818)	—	—	(25,818)
Net increase (decrease) in net assets resulting from operations	—	—	—	25,736	206	(2,098)	23,844

Balance at March 31, 2018	75,935,093	$759	$1,053,468	$39,083	$(76,475)	$16,166	$1,033,001

F-74

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

Note 11. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in the Company's net assets per share resulting from operations for the three months ended March 31, 2019 and March 31, 2018:

	Three Months Ended
	March 31, 2019	March 31, 2018
Earnings per share — basic
Numerator for basic earnings per share:	$43,920	$23,844
Denominator for basic weighted average share:	78,457,641	75,935,093

Basic earnings per share:	$0.56	$0.31

Earnings per share — diluted(1)
Numerator for increase in net assets per share	$43,920	$23,844
Adjustment for interest on Convertible Notes and incentive fees, net	2,875	1,553

Numerator for diluted earnings per share:	$46,795	$25,397
Denominator for basic weighted average share	78,457,641	75,935,093
Adjustment for dilutive effect of Convertible Notes	17,399,889	9,824,127

Denominator for diluted weighted average share	95,857,530	85,759,220

Diluted earnings per share	$0.49	$0.30

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive.

F-75

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

Note 12. Financial Highlights

          The following information sets forth the Company's financial highlights for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended
	March 31, 2019	March 31, 2018
Per share data(1):
Net asset value, January 1, 2019 and January 1, 2018, respectively	$13.22	$13.63
Net investment income	0.35	0.34
Net realized and unrealized gains (losses)(2)	0.22	(0.03)

Total net increase	0.57	0.31
Distributions declared to stockholders from net investment income	(0.34)	(0.34)

Net asset value, March 31, 2019 and March 31, 2018, respectively	$13.45	$13.60

Per share market value, March 31, 2019 and March 31, 2018, respectively	$13.57	$13.15

Total return based on market value(3)	10.57%	(0.46)%
Total return based on net asset value(4)	4.34%	2.30%
Shares outstanding at end of period	80,519,430	75,935,093
Average weighted shares outstanding for the period	78,457,641	75,935,093
Average net assets for the period	$1,082,424	$1,033,023
Ratio to average net assets:
Net investment income	10.28%	10.10%
Total expenses, before waivers/reimbursements	14.71%	11.18%
Total expenses, net of waivers/reimbursements	13.77%	10.66%
Average debt outstanding — Holdings Credit Facility	$566,338	$322,943
Average debt outstanding — Unsecured Notes	336,750	206,000
Average debt outstanding — Convertible Notes	270,250	155,250
Average debt outstanding — SBA-guaranteed debentures	165,000	150,000
Average debt outstanding — NMFC Credit Facility	81,500	81,694
Average debt outstanding — DB Credit Facility	38,456	—
Average debt outstanding — NMNLC Credit Facility	—	—
Asset coverage ratio(5)	179.71%	222.82%
Portfolio turnover	0.23%	4.41%

(1)
Per share data is based on weighted average shares outstanding for the respective period (except for distributions declared to stockholders, which is based on actual rate per share).

(2)
Includes the accretive effect of common stock issuances per share, which for the three months ended March 31, 2019 and March 31, 2018 were $0.01 and $0.00, respectively.

(3)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the year and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(4)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the period. Dividends and distributions, if

F-76

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
March 31, 2019
(in thousands, except share data)
(unaudited)

  any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(5)
On November 5, 2014, the Company received exemptive relief from the SEC allowing the Company to modify the asset coverage requirement to exclude the SBA-guaranteed debentures from this calculation.

Note 13. Recent Accounting Standards Updates

          In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. The Company is permitted to early adopt any removed or modified disclosures upon issuance of ASU 2018-13 and delay adoption of the additional disclosures until their effective date. The Company has elected to early adopt ASU 2018-13 as of December 31, 2018.

Note 14. Subsequent Events

          On April 1, 2019, after receiving the required stockholder approval, the Company amended its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of its common stock from 100,000,000 shares to 200,000,000 shares.

          On April 30, 2019, the Company entered into a fourth supplement (the "Supplement") to the NPA. Pursuant to the Supplement, on April 30, 2019, the Company issued to certain institutional investors identified therein, in a private placement, $116,500 in aggregate principal amount of 5.494% Series 2019A Notes due April 30, 2024 (the "2019A Unsecured Notes") as an additional series of notes under the NPA. Except as set forth in the Supplement, the 2019A Unsecured Notes have the same terms as the $90,000 in aggregate principal amount of the 5.313% Notes due May 15, 2021, the $55,000 in aggregate principal amount of the 4.760% Series 2017A Notes due July 15, 2022, the $90,000 in aggregate 4.870% Series 2018A Notes due January 30, 2023 and the $50,000 in aggregate principal amount of the 5.360% Series 2018B Notes due June 28, 2023 (collectively, the "Prior Notes") that the Company previously issued pursuant to the NPA and the first, second and third supplement thereto, respectively. The 2019A Unsecured Notes will rank equal in priority with its other unsecured indebtedness, including the Prior Notes. Interest on the 2019A Unsecured Notes will be payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2019.

          On May 1, 2019, the Company's board of directors declared a second quarter 2019 distribution of $0.34 per share payable on June 28, 2019 to holders of record as of June 14, 2019.

F-77

Deloitte & Touche LLP
30 Rockefeller Plaza New York, NY 10112 USA
Tel: 212 492 4000 Fax: 212 489 1687

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the board of directors of New Mountain Finance Corporation

Results of Review of Interim Financial Information

          We have reviewed the accompanying consolidated statement of assets and liabilities of New Mountain Finance Corporation and subsidiaries (the "Company"), including the consolidated schedule of investments, as of March 31, 2019, and the related consolidated statements of operations, changes in net assets and cash flows for the three-month periods ended March 31, 2019 and 2018, and the related notes (collectively referred to as the "interim financial information"). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

          We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statement of assets and liabilities of the Company, including the consolidated schedule of investments, as of December 31, 2018, and the related consolidated statements of operations, changes in net assets and cash flows for the year then ended (not presented herein); and in our report dated February 27, 2019, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated statement of assets and liabilities as of December 31, 2018, is fairly stated, in all material respects, in relation to the consolidated statement of assets and liabilities from which it has been derived.

Basis for Review Results

          This interim financial information is the responsibility of the Company's management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

          We conducted our reviews in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/s/ DELOITTE & TOUCHE LLP

May 6, 2019

F-78

PROSPECTUS

$750,000,000

New Mountain Finance Corporation

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

            New Mountain Finance Corporation ("NMFC", the "Company", "we", "us" and "our") is a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. Our first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

            The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

            We may offer, from time to time, in one or more offerings or series, up to $750,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the "securities". The preferred stock, subscription rights, debt securities and warrants offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

            In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than its net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders or (iii) under such other circumstances as the United States Securities and Exchange Commission may permit.

            The securities may be offered directly to one or more purchasers, including to existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

            Our common stock is traded on the New York Stock Exchange under the symbol "NMFC". On April 24, 2019, the last reported sales price on the New York Stock Exchange for our common stock was $13.96 per share.

            An investment in our securities is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See "Risk Factors" beginning on page 22 of this prospectus, and in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we may authorize for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus, to read about factors you should consider, including the risk of leverage, before investing in our securities.

            Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

            This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

            This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information with the United States Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting us by mail at 787 Seventh Avenue, 48th Floor, New York, New York 10019 or on our website at http://www.newmountainfinance.com.

April 29, 2019

          You should rely only on the information contained in this prospectus, any prospectus supplement or in any free writing prospectus prepared by, or on behalf of, us or to which we have referred you. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus, any prospectus supplement or in any free writing prospectus prepared by, or on behalf of, us or to which we have referred you. You must not rely upon any information or representation not contained in this prospectus, any such prospectus supplements or free writing prospectuses as if we had authorized it. This prospectus, any such prospectus supplements or free writing prospectuses do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in, or incorporated by reference in, this prospectus, any such prospectus supplements or free writing prospectuses is, or will be, accurate as of the dates on their respective covers. Our business, financial condition, results of operations and prospects may have changed since then.

BROKERAGE ALLOCATION AND OTHER PRACTICES	202
LEGAL MATTERS	202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	203
AVAILABLE INFORMATION	203
PRIVACY NOTICE	204
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	204
INDEX TO FINANCIAL STATEMENTS	F-1

ABOUT THIS PROSPECTUS

          This prospectus is part of a registration statement that we have filed with the United States Securities and Exchange Commission ("SEC"), using the "shelf" registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), we may offer, from time to time, in one or more offerings, up to $750,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.

          We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled "Available Information," "Incorporation of Certain Information By Reference," "Prospectus Summary" and "Risk Factors."

          This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled "Available Information."

ii

PROSPECTUS SUMMARY

          The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements or free prospectuses, including the risks set forth under the caption "Risk Factors" in this prospectus, the applicable prospectus supplement and any related free writing prospectus, and under similar headings in any other documents that are incorporated by reference into this prospectus, and the information set forth under the caption "Available Information" in this prospectus.

          In this prospectus, unless the context otherwise requires, references to:

  •
  "NMFC", the "Company", "we", "us" and "our" refers to New Mountain Finance Corporation, a Delaware corporation, which was incorporated on June 29, 2010, including, where appropriate, its wholly-owned direct and indirect subsidiaries;

  •
  "NMF Holdings" and "Predecessor Operating Company" refers to New Mountain Finance Holdings, L.L.C., a Delaware limited liability company;

  •
  "NMF SLF" refers to New Mountain Finance SPV Funding, L.L.C., a Delaware limited liability company;

  •
  "NMNLC" refers to New Mountain Net Lease Corporation, a Maryland corporation;

  •
  "NMFDB" refers to New Mountain Finance DB, L.L.C., a Delaware limited liability company;

  •
  "SBIC I GP" refers to New Mountain Finance SBIC G.P. L.L.C., a Delaware limited liability company;

  •
  "SBIC I" refers to New Mountain Finance SBIC L.P., a Delaware limited partnership;

  •
  "SBIC II GP" refers to New Mountain Finance SBIC II G.P. L.L.C., a Delaware limited liability company;

  •
  "SBIC II" refers to New Mountain Finance SBIC II L.P., a Delaware limited partnership;

  •
  "Guardian AIV" refers to New Mountain Guardian AIV, L.P.;

  •
  "AIV Holdings" refers to New Mountain Finance AIV Holdings Corporation, a Delaware corporation which was incorporated on March 11, 2011, of which Guardian AIV was the sole stockholder;

  •
  "Investment Adviser" refers to New Mountain Finance Advisers BDC, L.L.C., our investment adviser;

  •
  "Administrator" refers to New Mountain Finance Administration, L.L.C., our administrator;

  •
  "New Mountain Capital" refers to New Mountain Capital Group, L.P. together with New Mountain Capital L.L.C. and its affiliates whose ultimate owners include Steven B. Klinsky and other related vehicles;

  •
  "Predecessor Entities" refers to New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries prior to our initial public offering;

  •
  "NMFC Credit Facility" refers to our Senior Secured Revolving Credit Agreement with Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, dated June 4, 2014, as amended (together with the related guarantee and security agreement);

  •
  "Holdings Credit Facility" refers to NMF Holdings' Third Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 24, 2017, as amended;

  •
  "DB Credit Facility" refers to our Loan Financing and Servicing Agreement with Deutsche Bank AG, New York Branch, dated December 14, 2018;

  •
  "NMNLC Credit Facility" refers to our Revolving Credit Agreement with KeyBank National Association, dated September 21, 2018;

  •
  "Predecessor Holdings Credit Facility" refers to NMF Holdings' Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated May 19, 2011, as amended;

  •
  "SLF Credit Facility" refers to NMF SLF's Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 27, 2010, as amended;

  •
  "2014 Convertible Notes" refers to our 5.00% convertible notes due June 15, 2019 issued on June 3, 2014 and September 30, 2016 under an indenture dated June 3, 2014 (the "Indenture"), between us and U.S. Bank National Association, as trustee;

  •
  "2016 Unsecured Notes" refers to our 5.313% unsecured notes due May 15, 2021 issued on May 6, 2016 and September 30, 2016 to institutional investors in a private placement;

  •
  "2017A Unsecured Notes" refers to our 4.760% unsecured notes due July 15, 2022 issued on June 30, 2017 to institutional investors in a private placement;

  •
  "2018A Unsecured Notes" refers to our 4.870% unsecured notes due January 30, 2023 issued on January 30, 2018 to institutional investors in a private placement;

  •
  "2018B Unsecured Notes" refers to our 5.36% unsecured notes due June 28, 2023 issued on July 5, 2018 to institutional investors in a private placement;

  •
  "2018 Convertible Notes" refers to our 5.75% convertible notes due August 15, 2023 issued on August 20, 2018 and August 30, 2018 under an indenture and a first supplemental indenture, both dated August 20, 2018, between us and U.S. Bank National Association, as trustee;

  •
  "5.75% Unsecured Notes" refers to our 5.75% unsecured notes due October 1, 2023, issued on September 25, 2018 and October 17, 2018 under an indenture, dated August 20, 2018, as supplemented by a second supplemental indenture thereto, dated September 25, 2018 between us and U.S. Bank National Association, as trustee;

  •
  "Unsecured Notes" refers to the 2016 Unsecured Notes, the 2017A Unsecured Notes, 2018A Unsecured Notes, 2018B Unsecured Notes and the 5.75% Unsecured Notes; and

  •
  "Convertible Notes" refers to the 2014 Convertible Notes and the 2018 Convertible Notes.

          For the periods prior to and as of December 31, 2013, all financial information provided in this prospectus reflects our organizational structure prior to the restructuring on May 8, 2014 described in "Note 1. Formation and Business Purpose — Restructuring" to our consolidated financial statements included in this prospectus, where NMF Holdings functioned as the operating company.

 Overview

          We are a Delaware corporation that was originally incorporated on June 29, 2010 and completed our initial public offering ("IPO") on May 19, 2011. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since NMFC's IPO, and through December 31, 2018, NMFC raised approximately $614.6 million in net proceeds from additional offerings of its common stock.

          The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. The Investment Adviser also manages New Mountain Guardian Partners II, L.P., a Delaware limited partnership, and New Mountain Guardian II Offshore, L.P., a Cayman Islands exempted limited partnership, (together "Guardian II"), which commenced operations in April 2017. New Mountain Finance Administration, L.L.C. (the "Administrator"), a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct our day-to-day operations.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests.

          Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC I's and SBIC II's investment objectives are to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of December 31, 2018, our top five industry concentrations were business services, software, healthcare services, education and investment funds (which includes our investments in our joint ventures).

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal, and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of December 31, 2018, our net asset value was $1,006.3 million and our portfolio had a fair value of approximately $2,342.0 million in 92 portfolio companies, with a weighted average yield to maturity at cost for income producing investments ("YTM at Cost") and a weighted average yield to maturity at cost for all investments ("YTM at Cost for Investments") of approximately 10.4% and 10.4%, respectively. This YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. The YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. YTM at Cost and YTM at Cost for Investments calculations exclude the impact of existing leverage. YTM at Cost and YTM at Cost for Investments use the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

Holdings Credit Facility Joinders

          On January 8, 2019 and January 25, 2019, we entered into certain Joinder Supplements (the "Joinders") to add Old Second National Bank and Sumitomo Mitsui Trust Bank, Limited, New York, respectively, as new lenders under the Holdings Credit Facility. After giving effect to the Joinders, the aggregate commitments of the lenders under the Holdings Credit Facility equals $675.0 million. The Holdings Credit Facility continues to have a revolving period ending on October 24, 2020, and will still mature on October 24, 2022.

Equity Issuance

          On February 14, 2019, we completed a public offering of 4,312,500 shares of our common stock (including 562,500 shares of common stock that were issued pursuant to the full exercise of the overallotment option granted to the underwriters to purchase additional shares) at a public offering price of $13.57 per share. The Investment Adviser paid all of the underwriters' sales load of $0.42 per share and an additional supplemental payment of $0.18 per share to the underwriters, which reflects the difference between the public offering price of $13.57 per share and the net proceeds of $13.75 per share received by us in this offering. All payments made by the Investment Adviser are not subject to reimbursement by us. We received total net proceeds of approximately $59.3 million in connection with this offering.

Distribution

          On February 22, 2019, our board of directors declared a first quarter 2019 distribution of $0.34 per share which was paid on March 29, 2019 to holders of record as of March 15, 2019.

Amendment to Amended and Restated Certificate of Incorporation

          On April 1, 2019, after receiving the required stockholder approval, we amended our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. The Investment Adviser also manages New Mountain Guardian Partners II, L.P., a Delaware limited partnership, and New Mountain Guardian Partners II Offshore, L.P., a Cayman Islands exempted limited partnership, (together "Guardian II"), which commenced operations in April 2017. As of December 31, 2018, the Investment Adviser was supported by over 145 employees and senior advisors of New Mountain Capital.

          The Investment Adviser is managed by a five member investment committee (the "Investment Committee"), which is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Peter N. Masucci served on the Investment Committee from August 2017 to July 2018. Beginning in August 2018, Andre V. Moura was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding in 1999. We focus on companies in defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that have secular tailwinds and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include software, education, niche healthcare, business services, federal services and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co. LLC's Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. John R. Kline, our President and Chief Operating Officer and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. LLC in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Targets investments in companies with significant equity value in excess of our debt investments.

Access to Non Mark to Market, Seasoned Leverage Facilities

          The amount available under the Holdings Credit Facility and DB Credit Facility are generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. None of our credit facilities, with the exception of the NMNLC Credit Facility, which matures in September 2019, mature prior to June 2022. For a detailed discussion of our credit facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Increased regulatory scrutiny of banks has reduced middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Conservative loan to value.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, original issue discount, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

 Operating and Regulatory Structure

          We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act and are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 150.0% (which means we can borrow $2 for every $1 of our equity), which was reduced from 200.0% effective as of June 9, 2018 by approval of our stockholders. Changing the asset coverage ratio permits us to double our leverage, which may result in increased leverage risk and increased expenses. We include the assets and liabilities of our consolidated subsidiaries for purposes of satisfying the requirements under the 1940 Act. See "Regulation — Senior Securities" in this prospectus.

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. See "Material U.S. Federal Income Tax Considerations" in this prospectus. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements. We intend to distribute to our stockholders substantially all of our annual taxable income except that we may retain certain net capital gains for reinvestment.

          We have established the following wholly-owned direct and indirect subsidiaries:

  •
  NMF Holdings and NMFDB, whose assets are used secure the NMF Holdings' credit facility and NMFDB's credit facility, respectively;

  •
  SBIC I and SBIC II, who have received licenses from the United States ("U.S.") Small Business Administration (the "SBA") to operate as small business investment companies ("SBICs") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act") and their general partners, SBIC I GP and SBIC II GP, respectively;

  •
  NMNLC, which acquires commercial real properties that are subject to "triple net" leases and intends to qualify as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code;

  •
  NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID NGL Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), which serve as tax blocker corporations by holding equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities); we consolidate our tax blocker corporations for accounting purposes but the tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies; and

  •
  New Mountain Finance Servicing, L.L.C. ("NMF Servicing"), which serves as the administrative agent on certain investment transactions.

Risks

          An investment in our securities involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See "Risk Factors" and the other information included in this prospectus, any applicable prospectus supplement or any related free writing prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment. Investing in us involves other risks, including the following:

  •
  We may suffer credit losses;

  •
  We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital;

  •
  There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be, in private companies and recorded at fair value;

  •
  Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed;

  •
  The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business;

  •
  We operate in a highly competitive market for investment opportunities and may not be able to compete effectively;

  •
  Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates;

  •
  Our business, results of operations and financial condition depend on our ability to manage future growth effectively;

  •
  We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us;

  •
  Changes in interest rates may affect our cost of capital and net investment income;

  •
  Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies;

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business;

  •
  Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to your interests;

  •
  We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain tax treatment as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;

  •
  We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business;

  •
  Recent legislation allows us to incur additional leverage, which could increase the risk of investing in our securities;

  •
  Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively;

  •
  We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes;

  •
  Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments;

  •
  The lack of liquidity in our investments may adversely affect our business;

  •
  Economic recessions, downturns or government spending cuts could impair our portfolio companies and harm our operating results;

  •
  The market price of our common stock may fluctuate significantly; and

  •
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Company Information

          Our administrative and executive offices are located at 787 Seventh Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We maintain a website at http://www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Presentation of Historical Financial Information and Market Data

Historical Financial Information

          Unless otherwise indicated, historical references contained in this prospectus for periods prior to and as of December 31, 2013 in "Senior Securities" relate to NMF Holdings. The consolidated financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are NMF Holdings' historical consolidated financial statements.

Market Data

          Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See "Cautionary Statement Regarding Forward-Looking Statements".

THE OFFERING

          We may offer, from time to time, up to $750,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors — Risks Relating to Our Securities".

          Our securities may be offered directly to one or more purchasers, including to existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

          Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses and distributions to our stockholders and for general corporate purposes, and other working capital needs. Proceeds not immediately used for new investments or the temporary repayment of debt will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. Each prospectus supplement to this prospectus or free writing prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds".
New York Stock Exchange Symbol	"NMFC"

Investment Advisory Fees

We pay the Investment Adviser a fee for its services under an investment advisory and management agreement (the "Investment Management Agreement") consisting of two components — a base management fee and an incentive fee. Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, which equals our total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature each as described in the Investment Management Agreement. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our "Adjusted Realized Capital Gains", if any, on a cumulative basis from inception through the end of the year, computed net of "Adjusted Realized Capital Losses" and "Adjusted Unrealized Capital Depreciation" on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee each as described in the Investment Management Agreement. The Investment Adviser cannot recoup management or incentive fees that the Investment Adviser has previously waived. See "Investment Management Agreement".

Administrator

The Administrator serves as our administrator and arranges our office space and provides us with office equipment and administrative services. The Administrator performs, or oversees the performance of, our financial records, prepares reports to our stockholders and reports filed by us with the SEC, monitors the payment of our expenses, and oversees the performance of administrative and professional services rendered to us by others. We reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under an administration agreement, as amended and restated (the "Administration Agreement"). For the year ended December 31, 2018, approximately $2.4 million of indirect administrative expenses were included in administrative expenses, of which $0.3 million were waived by the Administrator. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the year ended December 31, 2018, we reimbursed our Administrator approximately $2.1 million for indirect administrative expenses that our Administrator did not waive, which represented approximately 0.09% of our gross assets. See "Administration Agreement".

Distributions

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital, which is a return of a portion of a shareholder's original investment in our common stock, for U.S. federal income tax purposes. Generally, a return of capital will reduce an investor's basis in our stock for U.S. federal income tax purposes, which will result in a higher tax liability when the stock is sold. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See "Price Range of Common Stock and Distributions".

Taxation of NMFC

We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually to our stockholders at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Price Range of Common Stock and Distributions" and "Material U.S. Federal Income Tax Considerations".

Dividend Reinvestment Plan

We have adopted an "opt out" dividend reinvestment plan for our stockholders. As a result, if we declare a distribution, then your cash distributions will be automatically reinvested in additional shares of our common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash. We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of our shares. We reserve the right to either issue new shares or purchase shares of our common stock in the open market in connection with our implementation of the plan if the price at which newly issued shares are to be credited to stockholders' accounts does not exceed 110.0% of the last determined net asset value of the shares. See "Dividend Reinvestment Plan".

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

License Agreement

We have entered into a royalty-free license agreement with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us a non-exclusive license to use the names "New Mountain" and "New Mountain Finance". See "License Agreement".

Leverage

We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See "Risk Factors".

Anti-Takeover Provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See "Description of Capital Stock — Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures".

Available Information

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is also available free of charge by contacting us at New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

Incorporation of certain information by reference

This prospectus is part of a registration statement that we have filed with the SEC. In accordance with the Small Business Credit Availability Act, we are allowed to "incorporate by reference" the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See "Incorporation of Certain Information by Reference."

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you", "NMFC", or "us" or that "we", "NMFC", or the "Company" will pay fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in us. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan expenses (per sales transaction fee)	$15.00	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock)
Base management fees	3.83%	(4)
Incentive fees payable under the Investment Management Agreement	2.63%	(5)
Interest payments on borrowed funds	6.60%	(6)
Other expenses	1.03%	(7)
Acquired fund fees and expenses	1.61%	(8)

Total annual expenses	15.70%	(9)
Base management fee waiver	(0.67)%	(10)

Total annual expenses after the base management fee waiver	15.03%	(9)(10)

(1)
In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.

(3)
If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. The expenses of the dividend reinvestment plan are included in "other expenses." The plan administrator's fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan. For additional information, see "Dividend Reinvestment Plan."

(4)
The base management fee under the Investment Management Agreement is based on an annual rate of 1.75% of our average gross assets for the two most recent quarters, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. The base management fee reflected in the table above is based on the year ended December 31, 2018 and is calculated without deducting any management fees waived.

(5)
Assumes that annual incentive fees earned by the Investment Adviser remain consistent with the gross incentive fees earned by the Investment Adviser during the year ended December 31, 2018 and calculated without deducting any incentive fees waived. For the year ended December 31, 2018, no incentive fees were waived by the Investment Adviser. The Investment Adviser cannot recoup incentive fees that the Investment Adviser has previously waived. As of December 31, 2018, we did not have a capital gains incentive fee accrual. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment

  Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the year ended December 31, 2018. For more detailed information about the incentive fee calculations, see the "Investment Management Agreement" section of this prospectus.

(6)
We may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by our stockholders. As of December 31, 2018, we had $512.6 million, $60.0 million, $57.0 million, $270.3 million, $336.8 million and $165.0 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility, the Convertible Notes, the Unsecured Notes and the SBA-guaranteed debentures, respectively. For purposes of this calculation, we have assumed the December 31, 2018 amounts outstanding under the Holdings Credit Facility, NMFC Credit Facility, DB Credit Facility, Convertible Notes, Unsecured Notes and SBA-guaranteed debentures, and have computed interest expense using an assumed interest rate of 4.5% for the Holdings Credit Facility, 5.0% for the NMFC Credit Facility, 5.6% for the DB Credit Facility, 5.3% for the Convertible Notes, 5.2% for the Unsecured Notes and 3.3% for the SBA-guaranteed debentures, which were the rates payable as of December 31, 2018. See "Senior Securities" in this prospectus.

(7)
"Other expenses" include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. Pursuant to the Administration Agreement, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. This expense ratio is calculated without deducting any expenses waived or reimbursed by the Administrator. Assuming the expenses waived or reimbursed by the Administrator at December 31, 2018 of $0.3 million, the annual expense ratio after deducting the expenses waived or reimbursed by the Administrator as a percentage of net assets would be 1.00%. For the year ended December 31, 2018, we reimbursed our Administrator approximately $2.1 million for indirect administrative expenses that our Administrator did not waive, which represented approximately 0.09% of our gross assets. See "Administration Agreement."

(8)
The holders of shares of our common stock indirectly bear the expenses of our investment in NMFC Senior Loan Program I, LLC ("SLP I"), NMFC Senior Loan Program II ("SLP II") and NMFC Senior Loan Program III ("SLP III"). No management fee is charged on our investment in SLP I in connection with the administrative services provided to SLP I. As SLP II and SLP III are structured as private joint ventures, no management fees are paid by SLP II or SLP III. Future expenses for SLP I, SLP II and SLP III may be substantially higher or lower because certain expenses may fluctuate over time.

(9)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

(10)
Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. The base management fee waiver reflected in the table above is based on the base management fees waived during the year ended December 31, 2018. See "Investment Management Agreement."

 Example

          The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return without realization of any capital gains	$131	$359	$549	$897

          The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

          While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return completely in the form of net realized capital gains	$139	$379	$575	$923

          The example assumes no sales load. In addition, while the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding the dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

          The selected financial data should be read in conjunction with the respective consolidated financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. Financial information for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 has been derived from the Predecessor Operating Company and our financial statements and related notes thereto that were audited by Deloitte & Touche LLP, an independent registered public accounting firm. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" in this prospectus for more information.

          The below selected financial and other data is for NMFC.

(in thousands except shares and per share data)

	Year Ended December 31,

New Mountain Finance Corporation	2018	2017	2016	2015	2014

Statement of Operations Data:
Investment income	$231,465	$197,806	$168,084	$153,855	$91,923
Investment income allocated from NMF Holdings	—	—	—	—	43,678
Net expenses	125,433	95,602	79,976	71,360	34,727
Net expenses allocated from NMF Holdings	—	—	—	—	20,808
Net investment income	106,032	102,204	88,108	82,495	80,066
Net realized (losses) gains on investments	(9,657)	(39,734)	(16,717)	(12,789)	357
Net realized and unrealized gains (losses) allocated from NMF Holdings	—	—	—	—	9,508
Net change in unrealized (depreciation) appreciation of investments	(22,206)	50,794	40,131	(35,272)	(43,863)
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(1,704)	(4,006)	(486)	(296)	—
(Provision) benefit for taxes	(112)	140	642	(1,183)	(493)
Net increase in net assets resulting from operations	72,353	109,398	111,678	32,955	45,575
Per share data:
Net asset value	$13.22	$13.63	$13.46	$13.08	$13.83
Net increase in net assets resulting from operations (basic)	0.95	1.47	1.72	0.55	0.88
Net increase in net assets resulting from operations (diluted)(1)	0.91	1.38	1.60	0.55	0.86
Distributions declared(2)	1.36	1.36	1.36	1.36	1.48
Balance sheet data:
Total assets(3)	$2,448,666	$1,928,018	$1,656,018	$1,588,146	$1,500,868
Holdings Credit Facility	512,563	312,363	333,513	419,313	468,108
Unsecured Notes	336,750	145,000	90,000	—	—
Convertible Notes	270,301	155,412	155,523	115,000	115,000
SBA-guaranteed debentures	165,000	150,000	121,745	117,745	37,500
NMFC Credit Facility	60,000	122,500	10,000	90,000	50,000
DB Credit Facility	57,000	—	—	—	—
Total net assets	1,006,269	1,034,975	938,562	836,908	802,170
Other data:
Total return based on market value(4)	2.70%	5.54%	19.68%	(4.00)%	9.66%
Total return based on net asset value(5)	7.16%	11.77%	13.98%	4.32%	6.56%
Number of portfolio companies at period end	92	84	78	75	71
Total new investments for the period(6)	$1,321,559	$999,677	$558,068	$612,737	$720,871
Investment sales and repayments for the period(6)	$802,964	$767,360	$547,078	$483,936	$384,568
Weighted average YTM at Cost on debt portfolio at period end (unaudited)(7)	10.4%	10.9%	11.1%	10.7%	10.7%
Weighted average YTM at Cost for Investments at period end (unaudited)(7)	10.4%	10.9%	10.5%	10.7%	10.6%
Weighted average shares outstanding for the period (basic)	76,022,375	74,171,268	64,918,191	59,715,290	51,846,164
Weighted average shares outstanding for the period (diluted)	88,627,741	83,995,395	72,863,387	66,968,089	56,157,835
Portfolio turnover(6)	36.75%	41.98%	36.07%	33.93%	29.51%

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the year ended December 31, 2015, there was anti-dilution. For the years ended December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2014, there was no anti-dilution.

(2)
Distributions declared in the year ended December 31, 2014 include a $0.12 per share special dividend related to realized capital gains attributable to NMF Holdings' warrant investments in Learning Care Group (US), Inc.

(3)
On January 1, 2016, we adopted Accounting Standard Update No. 2015-03, Interest — Imputation of Interest Subtopic 835-30 — Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"). Upon adoption, we revised our presentation of deferred financing costs from an asset to a liability, which is a direct deduction to our debt on the Consolidated Statements of Assets and Liabilities. In addition, as of December 31, 2015 and December 31, 2014, we retrospectively revised our presentation of $14.0 million and $14.1 million, respectively, of deferred financing costs that were previously presented as an asset, which resulted in a decrease to total assets and total liabilities as of December 31, 2015 and December 31, 2014.

(4)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the period and a sale on the closing of the last business day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under our dividend reinvestment plan.

(5)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(6)
For the year ended December 31, 2014, amounts include our investment activity and the investment activity of the Predecessor Operating Company.

(7)
The weighted average YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. The YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. YTM at Cost and YTM at Cost for Investments calculations exclude the impact of existing leverage. YTM at Cost and YTM at Cost for Investments use the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors. Adjusted cost reflects the cost for post-IPO investments in accordance with accounting principles generally accepted in the United States of America ("GAAP") and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

SELECTED QUARTERLY FINANCIAL DATA

          The selected quarterly financial data should be read in conjunction with our respective consolidated financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. The following table sets forth certain quarterly financial data for each of the quarters for the fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included in this prospectus for more information.

          The below selected quarterly financial data is for NMFC.

(in thousands except for per share data)

	Total Investment Income		Net Investment Income		Total Net Realized Gains (Losses) and Net Changes in Unrealized Appreciation (Depreciation) of Investments(1)		Net Increase (Decrease) in Net Assets Resulting from Operations

Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share

December 31, 2018	$63,509	$0.83	$27,458	$0.36	$(28,842)	$(0.38)	$(1,384)	$(0.02)
September 30, 2018	60,469	0.79	27,117	0.35	(357)	—	26,760	0.35
June 30, 2018	54,598	0.72	25,721	0.34	(2,588)	(0.03)	23,133	0.31
March 31, 2018	52,889	0.70	25,736	0.34	(1,892)	(0.03)	23,844	0.31
December 31, 2017	$53,244	$0.70	$26,683	$0.35	$194	$—	$26,877	$0.35
September 30, 2017	51,236	0.68	26,292	0.35	(1,516)	(0.02)	24,776	0.33
June 30, 2017	50,019	0.66	25,798	0.34	1,530	0.02	27,328	0.36
March 31, 2017	43,307	0.62	23,431	0.34	6,986	0.10	30,417	0.44

(1)
Includes securities purchased under collateralized agreements to resell, benefit (provision) for taxes and the accretive effect of common stock issuances per share, if applicable.

RISK FACTORS

          Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus, any accompanying prospectus supplement, free writing prospectus, and any documents incorporated by reference into this prospectus, you should consider carefully the following information before making an investment in our securities. The risks described in these documents and set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, subscription rights, warrants or debt securities may decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the U.S., which could have, a materially negative impact on our business, financial condition and results of operations.

          The U.S. and global capital markets have experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of certain major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, signs of deteriorating sovereign debt conditions in Europe and concerns of economic slowdown in China create uncertainty that could lead to further disruptions and instability. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. Government spending and deficit levels, European sovereign debt, Chinese economic slowdown or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

          Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy and our portfolio companies. Multiple factors relating to the international operations of some of our portfolio companies and to particular countries in which they operate could negatively impact their business, financial condition and results of operations. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

U.S. and worldwide economic, political, regulatory and financial market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

          The current worldwide financial market situation, as well as various social and political tensions in the U.S. and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. Since 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In June 2016, the United Kingdom ("U.K.") held a referendum in which voters approved an exit from the EU ("Brexit"), and, accordingly, on February 1, 2017, the U.K. Parliament voted in favor of allowing the U.K. government to begin the formal process of Brexit. The initial negotiations on Brexit commenced in June 2017. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. Because the U.K. Parliament rejected Prime Minister Theresa May's proposed Brexit deal with the European Union in March 2019, there is increased uncertainty on the outcome of Brexit. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

          The Republican Party currently controls the executive branch and the Senate portion of the legislative branch of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. For example, in March 2018, the U.S. Senate passed a bill that eased financial regulations and reduced oversight for certain entities. The U.S. may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the U.S. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the U.S. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

We may suffer credit losses.

          Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently been experiencing.

Changes to U.S. tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

          There has been on-going discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the U.S. and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict our portfolio companies' access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital.

          We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of New Mountain Capital's investments. Our investment returns may be substantially lower than the returns achieved by the Predecessor Entities. Although the Predecessor Entities commenced operations during otherwise unfavorable economic conditions, this was a favorable environment in which the Predecessor Operating Company could conduct its business in light of its investment objectives and strategy. In addition, our investment strategies may differ from those of New Mountain Capital or its affiliates. We, as a BDC and as a RIC, are subject to certain regulatory restrictions that do not apply to New Mountain Capital or its affiliates.

          We are generally not permitted to invest in any portfolio company in which New Mountain Capital or any of its affiliates currently have an investment or to make any co-investments with New Mountain Capital or its affiliates, except to the extent permitted by the 1940 Act. This may adversely affect the pace at which we make investments. Moreover, we may operate with a different leverage profile than the Predecessor Entities. Furthermore, none of the prior results from the Predecessor Entities were from public reporting companies, and all or a portion of these results were achieved in particularly favorable market conditions for the Predecessor Operating Company's investment strategy which may never be repeated. Finally, we can offer no assurance that our investment team will be able to continue to implement our investment objective with the same degree of success as it has had in the past.

There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be in private companies and recorded at fair value. In addition, the fair values of our investments are determined by our board of directors in accordance with our valuation policy.

          Some of our investments are and may be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by our board of directors, including reflection of significant events affecting the value of our securities. We value our investments for which we do not have readily available market quotations quarterly, or more frequently as circumstances require, at fair value as determined in good faith by our board of directors in accordance with our valuation policy, which is at all times consistent with GAAP.

          Our board of directors utilizes the services of one or more independent third-party valuation firms to aid it in determining the fair value with respect to our material unquoted assets in accordance with our valuation policy. The inputs into the determination of fair value of these investments may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

          The types of factors that the board of directors takes into account in determining the fair value of our investments generally include, as appropriate: available market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business, comparisons of financial ratios of peer companies that are public, comparable merger and acquisition transactions and the principal market and enterprise values. Since these valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed.

          Due to this uncertainty, our fair value determinations may cause our net asset value, on any given date, to be materially understated or overstated. In addition, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value that our investments might warrant.

          We may adjust quarterly the valuation of our portfolio to reflect our board of directors' determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed.

          We depend on the investment judgment, skill and relationships of the investment professionals of the Investment Adviser, particularly Steven B. Klinsky, Robert A. Hamwee and John R. Kline, as well as other key personnel to identify, evaluate, negotiate, structure, execute, monitor and service our investments. The Investment Adviser, as an affiliate of New Mountain Capital, is supported by New Mountain Capital's team, which as of December 31, 2018 consisted of approximately 145 employees and senior advisors of New Mountain Capital and its affiliates to fulfill its obligations to us under the Investment Management Agreement. The Investment Adviser may also depend upon New Mountain Capital to obtain access to investment opportunities originated by the professionals of New Mountain Capital and its affiliates. Our future success depends to a significant extent on the continued service and coordination of the key investment personnel of the Investment Adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

          The Investment Committee, which provides oversight over our investment activities, is provided by the Investment Adviser. The Investment Committee currently consists of five members. The loss of any member of the Investment Committee or of other senior professionals of the Investment Adviser and its affiliates without suitable replacement could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operation and cash flows. To achieve our investment objective, the Investment Adviser may hire, train, supervise and manage new investment professionals to participate in its investment selection and monitoring process. If the Investment Adviser is unable to find investment professionals or do so in a timely manner, our business, financial condition and results of operations could be adversely affected.

The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business.

          Other than us, the Investment Adviser has not previously managed a BDC or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other investment vehicles previously managed by the investment professionals of the Investment Adviser. For example, under the 1940 Act, BDCs are required to invest at least 70.0% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under Subchapter M of the Code requires satisfaction of source-of-income, asset diversification and annual distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or as a RIC and could force us to pay unexpected taxes and penalties, which would have a material adverse effect on our performance. The Investment Adviser's lack of experience in managing a portfolio of assets under the constraints applicable to BDCs and RICs may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. If we fail to maintain our status as a BDC or tax treatment as a RIC, our operating flexibility could be significantly reduced.

We operate in a highly competitive market for investment opportunities and may not be able to compete effectively.

          We compete for investments with other BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than us. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements that we must satisfy to maintain our tax treatment as a RIC. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

          We may lose investment opportunities if our pricing, terms and structure do not match those of our competitors. With respect to the investments that we make, we do not seek to compete based primarily on the interest rates we may offer, and we believe that some of our competitors may make loans with interest rates that may be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Part of our competitive advantage stems from the fact that we believe the market for middle market lending is underserved by traditional bank lenders and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. We may also compete for investment opportunities with accounts managed by the Investment Adviser or its affiliates. Although the Investment Adviser allocates opportunities in accordance with its policies and procedures, allocations to such other accounts reduces the amount and frequency of opportunities available to us and may not be in our best interests and, consequently, our stockholders. Moreover, the performance of investment opportunities is not known at the time of allocation. If we are not able to compete effectively, our business, financial condition and results of operations may be adversely affected, thus affecting our business, financial condition and results of operations. Because of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify or that we will be able to fully invest our available capital.

Our business, results of operations and financial condition depend on our ability to manage future growth effectively.

          Our ability to achieve our investment objective and to grow depends on the Investment Adviser's ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing on acceptable terms. The Investment Adviser has substantial responsibilities under the Investment Management Agreement and may also be called upon to provide managerial assistance to our eligible portfolio companies. These demands on the time of the Investment Adviser and its investment professionals may distract them or slow our rate of investment. In order to grow, we and the Investment Adviser may need to retain, train, supervise and manage new investment professionals. However, these investment professionals may not be able to contribute effectively to the work of the Investment Adviser. If we are unable to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected.

The management fee and incentive fee may induce the Investment Adviser to make speculative investments.

          The incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The incentive fee payable to the Investment Adviser is calculated based on a percentage of our return on investment capital. This may encourage the Investment Adviser to use leverage to increase the return on our investments. In addition, because the base management fee is payable based upon our gross assets, which includes any borrowings for investment purposes, but excludes borrowings under the SLF Credit Facility and cash and cash equivalents for investment purposes, the Investment Adviser may be further encouraged to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock.

          The incentive fee payable to the Investment Adviser also may create an incentive for the Investment Adviser to invest in instruments that have a deferred interest feature, even if such deferred payments would not provide the cash necessary to pay current distributions to our stockholders. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. Our net investment income used to calculate the income portion of the incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligations. In addition, the "catch-up" portion of the incentive fee may encourage the Investment Adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may be obligated to pay the Investment Adviser incentive compensation even if we incur a loss.

          The Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our Pre-Incentive Fee Net Investment Income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that it may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

The incentive fee we pay to the Investment Adviser with respect to capital gains may be effectively greater than 20.0%.

          As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to the Investment Adviser, the cumulative aggregate capital gains fee received by the Investment Adviser could be effectively greater than 20.0%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. We cannot predict whether, or to what extent, this payment calculation would affect your investment in our common stock.

We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

          We borrow money as part of our business plan. Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital and may, consequently, increase the risk of investing in us. We expect to continue to use leverage to finance our investments, through senior securities issued by banks and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to claims of our common stockholders and we would expect such lenders to seek recovery against our assets in the event of default. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had it not leveraged. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have had it not borrowed. Such a decline could adversely affect our ability to make common stock distribution payments. In addition, because our investments may be illiquid, we may be unable to dispose of them or to do so at a favorable price in the event we need to do so if we are unable to refinance any indebtedness upon maturity and, as a result, we may suffer losses. Leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities.

          Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the Investment Adviser's management fee is payable to the Investment Adviser based on gross assets, including those assets acquired through the use of leverage, the Investment Adviser may have a financial incentive to incur leverage which may not be consistent with our interests and the interests of our common stockholders. In addition, holders of our common stock will, indirectly, bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to the Investment Adviser.

          As of December 31, 2018, we had $512.6 million, $60.0 million, $57.0 million, $270.3 million, $336.8 million, and $165.0 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility, the Convertible Notes, the Unsecured Notes and the SBA-guaranteed debentures, respectively. The Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility, the SBA-guaranteed debentures and the Unsecured Notes had weighted average interest rates of 4.2%, 4.6%, 5.7%, 3.2% and 5.1%, respectively, for the year ended December 31, 2018. The interest rate on the 2014 Convertible Notes and 2018 Convertible Notes is 5.0% and 5.75%, respectively, per annum.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of interest expense and adjusted for unsettled securities purchased. The calculations in the table below are hypothetical. Actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2,448.7 million in total assets, (ii) a weighted average cost of borrowings of 4.6%, which assumes the weighted average interest rates as of December 31, 2018 for the Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility, and the SBA-guaranteed debentures and the interest rate as of December 31, 2018 for the Convertible Notes and Unsecured Notes, (iii) $1,401.6 million in debt outstanding and (iv) $1,006.3 million in net assets.

Assumed Return on Our Portfolio
(net of interest expense)

	(10.0)%	(5.0)%	0%	5.0%	10.0%

Corresponding return to Stockholder	(30.8)%	(18.6)%	(6.4)%	5.8%	17.9%

If we are unable to comply with the covenants or restrictions in our borrowings, our business could be materially adversely affected.

          The Holdings Credit Facility includes covenants that, subject to exceptions, restrict our ability to pay distributions, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Holdings Credit Facility also includes a change of control provision that accelerates the indebtedness under the facility in the event of certain change of control events. Complying with these restrictions may prevent us from taking actions that we believe would help us grow our business or are otherwise consistent with our investment objective. These restrictions could also limit our ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. In addition, the restrictions contained in the Holdings Credit Facility could limit our ability to make distributions to our stockholders in certain circumstances, which could result in us failing to qualify as a RIC and thus becoming subject to corporate-level U.S. federal income tax (and any applicable state and local taxes).

          The NMFC Credit Facility includes customary covenants, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default.

          The DB Credit Facility contains certain customary affirmative and negative covenants and events of default.

          Our Convertible Notes are subject to certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the trustee if we cease to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions. In addition, if certain corporate events occur, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          Our Unsecured Notes are subject to certain covenants, including covenants such as information reporting, maintenance of our status as a BDC under the 1940 Act and a RIC under the Internal Revenue Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under our other indebtedness or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy. In addition, we are obligated to offer to prepay the Unsecured Notes at par if the Investment Adviser, or an affiliate thereof, ceases to be our investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The breach of any of the covenants or restrictions, unless cured within the applicable grace period, would result in a default under the applicable credit facility that would permit the lenders thereunder to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under the credit facilities could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. We may not be granted waivers or amendments to the credit facilities if for any reason we are unable to comply with it, and we may not be able to refinance the credit facilities on terms acceptable to us, or at all.

The terms of our credit facilities may contractually limit our ability to incur additional indebtedness.

          We will need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. We believe that having the flexibility to incur additional leverage could augment the returns to our stockholders and would be in the best interests of our stockholders. Even though our board of directors and our shareholders have approved a resolution permitting us to be subject to a 150.0% asset coverage ratio effective as of June 9, 2018, contractual leverage limitations under our existing credit facilities or future borrowings may limit our ability to incur additional indebtedness. Currently, our NMFC Credit Facility restricts our ability to incur additional indebtedness if after incurring such additional debt, our asset coverage ratio would be below 165.0%. Also, the NMFC Credit Facility requires that we not exceed a secured debt ratio of 0.70 to 1.00 at any time. We cannot assure you that we will be able to negotiate a change to our credit facilities to allow us to incur additional leverage or that any such an amendment will be available to us on favorable terms. An inability on our part to amend the contractual asset coverage limitation and access additional leverage could limit our ability to take advantage of the benefits described above related to our ability to incur additional leverage and could decrease our earnings, if any, which would have an adverse effect on our results of operations and the value of our shares of common stock.

We may enter into reverse repurchase agreements, which are another form of leverage.

          We may enter into reverse repurchase agreements as part of our management of our investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the payor will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for our benefit.

          Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired with the proceeds of a reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to repurchase under the reverse repurchase agreement. In addition, there is a risk that the market value of the securities effectively pledged by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are more than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if such instruments had not been used.

Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

          The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets. Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.

If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.

          We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. The Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility, the NMNLC Credit Facility, the 2014 Convertible Notes and the 2018 Convertible Notes mature on October 24, 2022, June 4, 2022, December 14, 2023, September 23, 2019, June 15, 2019 and August 15, 2023, respectively. Our $90.0 million in 2016 Unsecured Notes will mature on May 15, 2021, our $55.0 million in 2017A Unsecured Notes will mature on July 15, 2022, our $90.0 million in 2018A Unsecured Notes will mature on January 30, 2023, our $50.0 million in 2018B Unsecured Notes will mature on June 28, 2023 and our $51.8 million in 5.75% Unsecured Notes will mature on October 1, 2023. The SBA-guaranteed debentures have ten year maturities and will begin to mature on March 1, 2025. If we are unable to increase, renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.

We may need to raise additional capital to grow.

          We may need additional capital to fund new investments and grow. We may access the capital markets periodically to issue equity securities. In addition, we may also issue debt securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs and limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we are unable to access the capital markets or if we are unable to borrow from financial institutions, we may be unable to grow our business and execute our business strategy fully, and our earnings, if any, could decrease, which could have an adverse effect on the value of our securities.

A renewed disruption in the capital markets and the credit markets could adversely affect our business.

          As a BDC, we must maintain our ability to raise additional capital for investment purposes. If we are unable to access the capital markets or credit markets, we may be forced to curtail our business operations and may be unable to pursue new investment opportunities. The capital markets and the credit markets have experienced extreme volatility in recent periods, and, as a result, there have been and will likely continue to be uncertainty in the financial markets in general. Disruptions in the capital markets in recent years increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. In addition, a prolonged period of market illiquidity may cause us to reduce the volume of loans that we originate and/or fund and adversely affect the value of our portfolio investments. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and, consequently, could adversely impact our business, results of operations and financial condition.

          If the fair value of our assets declines substantially, we may fail to satisfy the asset coverage ratios imposed upon us by the 1940 Act and contained in the Holdings Credit Facility, the NMFC Credit Facility, Unsecured Notes and the 2018 Convertible Notes. Any such failure would result in a default under such indebtedness and otherwise affect our ability to issue senior securities, borrow under the NMFC Credit Facility and pay distributions, which could materially impair our business operations. Our liquidity could be impaired further by our inability to access the capital or credit markets. For example, we cannot be certain that we will be able to renew our credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations, or reapply for SBIC licenses. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally in recent years. In addition, adverse economic conditions due to these disruptive conditions could materially impact our ability to comply with the financial and other covenants in any existing or future credit facilities. If we are unable to comply with these covenants, this could materially adversely affect our business, results of operations and financial condition.

Changes in interest rates may affect our cost of capital and net investment income.

          To the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, a significant change in market interest rates may have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

SBIC I and SBIC II are licensed by the SBA and is subject to SBA regulations.

          On August 1, 2014 and August 25, 2017, respectively, our wholly-owned direct and indirect subsidiaries, SBIC I and SBIC II, received licenses to operate as SBICs under the 1958 Act and are regulated by the SBA. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies, regulates the types of financings, prohibits investing in small businesses with certain characteristics or in certain industries and requires capitalization thresholds that limit distributions to us. Compliance with SBIC requirements may cause SBIC I and SBIC II to invest at less competitive rates in order to find investments that qualify under the SBA regulations.

          The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor. If SBIC I and SBIC II fail to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit SBIC I's and SBIC II's use of the debentures, declare outstanding debentures immediately due and payable, and/or limit SBIC I and SBIC II from making new investments. In addition, the SBA could revoke or suspend SBIC I's or SBIC II's licenses for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because SBIC I and SBIC II are our wholly-owned direct and indirect subsidiaries.

          SBA-guaranteed debentures are non-recourse to us, have a ten year maturity, and may be prepaid at any time without penalty. Pooling of issued SBA-guaranteed debentures occurs in March and September of each year. The interest rate of SBA-guaranteed debentures is fixed at the time of pooling at a market-driven spread over ten year U.S. Treasury Notes. The interest rate on debentures issued prior to the next pooling date is LIBOR plus 30 basis points. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. Recent legislation raised the limit the amount that any single SBIC may borrow to two tiers of leverage capped from $150.0 million to $175.0 million, subject to SBA approval, where each tier is equivalent to the SBIC's regulatory capital, which generally equates to the amount of equity capital in the SBIC. Currently, SBIC I and SBIC II operate under the prior $150.0 million cap. The amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding is $350.0 million, subject to SBA approval.

RISKS RELATED TO OUR OPERATIONS

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow may be impaired.

          In order for us to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income. As a result of these requirements, we may need to raise capital from other sources to grow our business.

          As a BDC, we are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities and excluding SBA-guaranteed debentures as permitted by exemptive relief obtained from the SEC, to total senior securities, which includes all of our borrowings with the exception of SBA-guaranteed debentures, of at least 150.0% (which means we can borrow $2 for every $1 of our equity). This requirement limits the amount that we may borrow. Since we continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect that we will be able to borrow and to issue additional debt securities and expect that we will be able to issue additional equity securities, which would in turn increase the equity capital available to us, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available us, we may be forced to curtail or cease new investment activities, and our net asset value could decline.

SBIC I and SBIC II may be unable to make distributions to us that will enable us to meet or maintain our RIC tax treatment.

          In order for us to continue to qualify for tax benefits available to RICs and to minimize corporate-level U.S. federal income tax, we must distribute to our stockholders, for each taxable year, at least 90.0% of our "investment company taxable income", which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, including investment company taxable income from SBIC I and SBIC II. We will be partially dependent on SBIC I and SBIC II for cash distributions to enable us to meet the RIC distribution requirements. SBIC I and SBIC II may be limited by SBA regulations governing SBICs from making certain distributions to us that may be necessary to maintain our tax treatment as a RIC. We may have to request a waiver of the SBA's restrictions for SBIC I and SBIC II to make certain distributions to maintain our RIC tax treatment. We cannot assure you that the SBA will grant such waiver and if SBIC I and SBIC II are unable to obtain a waiver, compliance with the SBA regulations may result in corporate-level U.S. federal income tax.

Our ability to enter into transactions with our affiliates is restricted.

          As a BDC, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is an affiliate of ours for purposes of the 1940 Act. We are generally prohibited from buying or selling any securities (other than our securities) from or to an affiliate. The 1940 Act also prohibits certain "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of independent directors and, in some cases, the SEC. If a person acquires more than 25.0% of our voting securities, we are prohibited from buying or selling any security (other than our securities) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by any affiliate of the Investment Adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns.

          Our executive officers and directors, as well as the current or future investment professionals of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in your interests as stockholders. The investment professionals of the Investment Adviser and/or New Mountain Capital employees that provide services pursuant to the Investment Management Agreement may manage other funds, including Guardian II, which may from time to time have overlapping investment objectives with our own and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to us and such other funds. Although the investment professionals endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over us. When these investment professionals identify an investment, they may be forced to choose which investment fund should make the investment.

          While we may co-invest with investment entities managed by the Investment Adviser or its affiliates to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and does not involve overreaching by us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objectives and strategies.

          If the Investment Adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance or an exemptive order from the SEC and our allocation procedures. In addition, we pay management and incentive fees to the Investment Adviser and reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock invest in us on a "gross" basis and receive distributions on a "net" basis after our expenses. Also, the incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Any potential conflict of interest arising as a result of the arrangements with the Investment Adviser could have a material adverse effect on our business, results of operations and financial condition.

The Investment Committee, the Investment Adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

          The Investment Adviser's investment professionals, Investment Committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and our stockholders.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

          Some of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our board of directors determines the fair value of these securities in good faith. In connection with this determination, investment professionals from the Investment Adviser may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Steven B. Klinsky, a member of our board of directors, has an indirect pecuniary interest in the Investment Adviser. The participation of the Investment Adviser's investment professionals in our valuation process, and the indirect pecuniary interest in the Investment Adviser by a member of our board of directors, could result in a conflict of interest as the Investment Adviser's management fee is based, in part, on our gross assets and incentive fees are based, in part, on unrealized gains and losses.

Conflicts of interest may exist related to other arrangements with the Investment Adviser or its affiliates.

          We have entered into a royalty-free license agreement with New Mountain Capital under which New Mountain Capital has agreed to grant us a non-exclusive, royalty-free license to use the name "New Mountain". In addition, we reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, such as, but not limited to, the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This could create conflicts of interest that our board of directors must monitor.

The Investment Management Agreement with the Investment Adviser and the Administration Agreement with the Administrator were not negotiated on an arm's length basis.

          The Investment Management Agreement and the Administration Agreement were negotiated between related parties. In addition, we may choose not to enforce, or to enforce less vigorously, our respective rights and remedies under these agreements because of our desire to maintain our ongoing relationship with the Investment Adviser, the Administrator and their respective affiliates. Any such decision, however, could cause us to breach our fiduciary obligations to our stockholders.

The Investment Adviser's liability is limited under the Investment Management Agreement, and we have agreed to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

          Under the Investment Management Agreement, the Investment Adviser does not assume any responsibility other than to render the services called for under that agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Investment Adviser's advice or recommendations. Under the terms of the Investment Management Agreement, the Investment Adviser, its officers, members, personnel, any person controlling or controlled by the Investment Adviser are not liable for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the Investment Adviser's duties under the Investment Management Agreement. In addition, we have agreed to indemnify the Investment Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the Investment Management Agreement. These protections may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

The Investment Adviser can resign upon 60 days' notice, and a suitable replacement may not be found within that time, resulting in disruptions in our operations that could adversely affect our business, results of operations and financial condition.

          Under the Investment Management Agreement, the Investment Adviser has the right to resign at any time upon 60 days' written notice, whether a replacement has been found or not. If the Investment Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not able to be found on a timely basis, our business, results of operations and financial condition and our ability to pay distributions are likely to be materially adversely affected and the market price of our common stock may decline. In addition, if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates, the coordination of its internal management and investment activities is likely to suffer. Even if we are able to retain comparable management, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

The Administrator can resign upon 60 days' notice from its role as Administrator under the Administration Agreement, and a suitable replacement may not be found, resulting in disruptions that could adversely affect our business, results of operations and financial condition.

          The Administrator has the right to resign under the Administration Agreement upon 60 days' written notice, whether a replacement has been found or not. If the Administrator resigns, it may be difficult to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If a replacement is not found quickly, our business, results of operations and financial condition, as well as our ability to pay distributions, are likely to be adversely affected, and the market price of our common stock may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if a comparable service provider or individuals to perform such services are retained, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

If we fail to maintain our status as a BDC, our business and operating flexibility could be significantly reduced.

          We qualify as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70.0% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw their respective election as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with these regulations would significantly decrease our operating flexibility and could significantly increase our cost of doing business.

If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

          As a BDC, we are prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. We may acquire in the future other investments that are not "qualifying assets" to the extent permitted by the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we would be prohibited from investing in additional assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if a buyer is found we may have to sell the investments at a substantial loss.

Our ability to invest in public companies may be limited in certain circumstances.

          To maintain our status as a BDC, we are not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies.

          Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowing under a credit facility or other indebtedness. In addition, we may also issue additional equity capital, which would in turn increase the equity capital available to us. However, we may not be able to raise additional capital in the future on favorable terms or at all.

          We may issue debt securities, preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as "senior securities", up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150.0% after each issuance of senior securities (which means we can borrow $2 for every $1 of our equity). As a result of our SEC exemptive relief, we are permitted to exclude our SBA-guaranteed debentures from the definition of senior securities in the 150.0% asset coverage ratio we are required to maintain under the 1940 Act. If our asset coverage ratio is not at least 150.0%, we would be unable to issue additional senior securities, and certain provisions of certain of our senior securities may preclude us from making distributions to our stockholders. For example, our 2016 Unsecured Notes, 2017A Unsecured Notes, 2018A Unsecured Notes and 2018B Unsecured Notes contain a covenant that prohibits us from declaring or paying a distribution to our stockholders unless we satisfy the asset coverage ratio immediately after the distribution. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

          The following table summarizes our indebtedness as of December 31, 2018:

Borrowing	Maturity Date	Permitted Borrowing	Total Outstanding

		(in millions)	(in millions)
Holdings Credit Facility	October 24, 2022	$615.0	$512.6
NMFC Credit Facility	June 4, 2022	135.0	60.0
DB Credit Facility	December 14, 2023	100.0	57.0
NMNLC Credit Facility	September 23, 2019	30.0	—
2014 Convertible Notes	June 15, 2019	n/a	155.3
2018 Convertible Notes	August 15, 2023	n/a	115.0
2016 Unsecured Notes	May 15, 2021	n/a	90.0
2017A Unsecured Notes	July 15, 2022	n/a	55.0
2018A Unsecured Notes	January 30, 2023	n/a	90.0
2018B Unsecured Notes	June 28, 2023	n/a	50.0
5.75% Unsecured Notes	October 1, 2023	n/a	51.8
SBA-guaranteed debentures	Beginning March 1, 2025	n/a	165.0

			$1,401.7

n/a — not applicable

          We may also obtain capital through the issuance of additional equity capital. As a BDC, we generally are not able to issue or sell our common stock at a price below net asset value per share. If our common stock trades at a discount to our net asset value per share, this restriction could adversely affect our ability to raise equity capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below our net asset value per share of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If we raise additional funds by issuing more shares of our common stock, or if we issue senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline and you may experience dilution.

Our business model in the future may depend to an extent upon our referral relationships with private equity sponsors, and the inability of the investment professionals of the Investment Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business strategy.

          If the investment professionals of the Investment Adviser fail to maintain existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of the Investment Adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that any relationships they currently or may in the future have will generate investment opportunities for us.

We may experience fluctuations in our annual and quarterly results due to the nature of our business.

          We could experience fluctuations in our annual and quarterly operating results due to a number of factors, some of which are beyond our control, including the ability or inability of us to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities acquired and the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in the markets in which we operate and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to your interests as stockholders.

          Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. As a result, our board of directors may be able to change our investment policies and objectives without any input from our stockholders. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain tax treatment as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

          Although we intend to continue to qualify annually as a RIC under Subchapter M of the Code, no assurance can be given that we will be able to maintain our RIC tax treatment. To maintain RIC tax treatment and be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet the annual distribution, source-of-income and asset diversification requirements described below.

  •
  The Annual Distribution Requirement for a RIC will be satisfied if we distribute (or are deemed to distribute) to our stockholders on an annual basis at least 90.0% of our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any. Because we use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act, and we are subject to certain financial covenants contained in the Holdings Credit Facility and other debt financing agreements (as applicable). This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict us from making distributions to our stockholders, which distributions are necessary for us to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources, and thus are unable to make sufficient distributions to our stockholders, we could fail to qualify for RIC tax treatment and thus become subject to certain corporate-level U.S. federal income tax (and any applicable state and local taxes).

  •
  The source-of-income requirement will be satisfied if at least 90.0% of our allocable share of our gross income for each year is derived from dividends, interest payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships" or other income derived with respect to our business of investing in such stock or securities.

  •
  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other such securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships". Failure to meet these requirements may result in us having to dispose of certain investments quickly in order to prevent the loss of our RIC status. Because most of our investments are intended to be in private companies, and therefore may be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

          If we fail to maintain our tax treatment as a RIC for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level U.S. federal income tax (and any applicable state and local taxes). In this event, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions, which would have a material adverse effect on our financial performance.

You may have current tax liabilities on distributions you reinvest in our common stock.

          Under the dividend reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you opt out of the dividend reinvestment plan by delivering notice by phone, internet or in writing to the plan administrator at least three days prior to the payment date of the next dividend or distribution. If you have not "opted out" of the dividend reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your U.S. federal income tax liability on the value of the common stock received.

We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.

          We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will continue to achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we are unable to satisfy the asset coverage test applicable to us as a BDC, or if we violate certain covenants under the Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility or the Unsecured Notes, our ability to pay distributions to our stockholders could be limited. All distributions are paid at the discretion of our board of directors and depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, compliance with covenants under the Holdings Credit Facility, the NMFC Credit Facility, the DB

Credit Facility and the Unsecured Notes, and such other factors as our board of directors may deem relevant from time to time. The distributions that we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.

          For U.S. federal income tax purposes, we include in our taxable income our allocable share of certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances or contracted PIK interest and dividends, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Our allocable share of such original issue discount and PIK interest are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income our allocable share of certain other amounts that we will not receive in cash.

          Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty making distributions to our stockholders that will be sufficient to enable us to meet the Annual Distribution Requirement necessary for us to qualify for tax treatment as a RIC. Accordingly, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous. We may need to raise additional equity or debt capital, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business) to enable us to make distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement. If we are unable to obtain cash from other sources to enable us to meet the annual distribution requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

          Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies are subject to U.S. federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interests as stockholders potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to our strategies and plans set forth in this prospectus which may result in our investment focus shifting from the areas of expertise of the Investment Adviser to other types of investments in which the Investment Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

          Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

          Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which the President signed into law. Such legislation has made many changes to the Internal Revenue Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our shareholders, or our portfolio investments. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

Our business and operations could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

          In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert the attention of our management and board of directors and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation or activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation or shareholder activism.

The effect of global climate change may impact the operations of our portfolio companies.

          There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies' financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

          In December 2015 the United Nations, of which the U.S. is a member, adopted a climate accord (the "Paris Agreement") with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. Although the U.S. ratified the Paris Agreement on November 4, 2016, the current administration announced the U.S. would cease participation. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation, at least through November 4, 2020 (the earliest date the U.S. may withdraw from the Paris Agreement), which could increase their operating costs and/or decrease their revenues.

Recent legislation allows us to incur additional leverage, which could increase the risk of investing in our securities.

          The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200.0% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, on March 23, 2018, the Consolidated Appropriations Act of 2018, which includes The Small Business Credit Availability Act (the "SBCA"), was signed into law. The SBCA amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200.0% to 150.0% (i.e., we can borrow $2 for every $1 of our equity), subject to certain requirements described therein. On April 12, 2018, our board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA, and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to us at a special meeting of stockholders, which was held on June 8, 2018. The stockholder proposal was approved by the required votes of our stockholders at such special meeting of stockholders, and thus we became subject to the 150.0% minimum asset coverage ratio on June 9, 2018. Changing the asset coverage ratio permits us to double our leverage, which results in increased leverage risk and increased expenses.

          As a result of this legislation, we are able to increase our leverage up to an amount that reduces our asset coverage ratio from 200.0% to 150.0% (which means we can borrow $2 for every $1 of our equity). Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

          The maximum leverage available to a "family" of affiliated SBIC funds is $350.0 million, subject to SBA approval. This new legislation may allow us to issue additional SBIC debentures above the $225.0 million of SBA-guaranteed debentures previously permitted pending application for and receipt of additional SBIC licenses. If we incur this additional indebtedness in the future, your risk of an investment in our securities may increase. The maximum amount of borrowings available under current SBA regulations for a single licensee is $150.0 million as long as the licensee has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In June 2018, legislation amended the 1958 Act by increasing the individual leverage limit from $150.0 million to $175.0 million, subject to SBA approvals.

We incur significant costs as a result of being a publicly traded company.

          As a publicly traded company, we incur legal, accounting and other expenses, which are paid by us, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the "Sarbanes-Oxley Act", and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

          We are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules since our fiscal year ending December 31, 2012, our management has been required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to continue to incur additional expenses, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also may result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we are not able to ensure that the process is effective or that our internal control over financial reporting is or will continue to be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and, consequently, the market price of our common stock may be adversely affected.

Our business is highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay distributions.

          Our business is highly dependent on the communications and information systems of the Investment Adviser and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and, consequently, negatively affect the market price of our common stock and our ability to pay distributions to our stockholders. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively.

          The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.

          We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

          If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information, including nonpublic personal information related to stockholders (and their beneficial owners) and material nonpublic information. The systems we have implemented to manage risks relating to these types of events could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. The failure of these systems or of disaster recovery plans for any reason could cause significant interruptions in our and our Investment Advisor's operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to stockholders, material nonpublic information and other sensitive information in our possession.

          A disaster or a disruption in the infrastructure that supports our business, including a disruption involving electronic communications or other services used by us or third parties with whom we conduct business, or directly affecting our headquarters, could have a material adverse impact on our ability to continue to operate our business without interruption. Our disaster recovery programs may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse us for our losses, if at all.

          Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above.

RISKS RELATING TO OUR INVESTMENTS

Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments.

          Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently experienced. Among other things, these companies:

  •
  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of any equity components of our investments;

  •
  may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence;

  •
  may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

  •
  generally have less publicly available information about their businesses, operations and financial condition.

          In addition, in the course of providing significant managerial assistance to certain of our eligible portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

Our investment strategy, which is focused primarily on privately held companies, presents certain challenges, including the lack of available information about these companies.

          We invest primarily in privately held companies. There is generally little public information about these companies, and, as a result, we must rely on the ability of the Investment Adviser to obtain adequate information to evaluate the potential returns from, and risks related to, investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are, thus, generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could adversely affect our investment returns.

Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.

          Our investments are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" securities, and may be considered "high risk" compared to debt instruments that are rated investment grade. High yield securities are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, high yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

          Our portfolio may be concentrated in a limited number of industries. For example, as of December 31, 2018, our investments in the business services and the software industries represented approximately 23.7% and 20.4%, respectively, of the fair value of our portfolio. A downturn in any particular industry in which we are invested could significantly impact the portfolio companies operating in that industry, and accordingly, the aggregate returns that we realize from our investment in such portfolio companies.

          Specifically, companies in the business services industry are subject to general economic downturns and business cycles, and will often suffer reduced revenues and rate pressures during periods of economic uncertainty. In addition, companies in the software industry often have narrow product lines and small market shares. Because of rapid technological change, the average selling prices of products and some services provided by software companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by software companies in which we invest may decrease over time. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

          We may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may increase the risk that its operations might not generate sufficient cash to service its debt obligations.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

          From time to time, we may invest in other types of investments which are not our primary focus, including investments in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

Defaults by our portfolio companies may harm our operating results.

          A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold.

          We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower's business or exercise control over a borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

The lack of liquidity in our investments may adversely affect our business.

          We invest, and will continue to invest, in companies whose securities are not publicly traded and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required or otherwise choose to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. Because most of our investments are illiquid, we may be unable to dispose of them in which case we could fail to qualify as a RIC and/or a BDC, or we may be unable to do so at a favorable price, and, as a result, we may suffer losses.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

          As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

  •
  a comparison of the portfolio company's securities to publicly traded securities;

  •
  the enterprise value of a portfolio company;

  •
  the nature and realizable value of any collateral;

  •
  the portfolio company's ability to make payments and its earnings and discounted cash flow;

  •
  the markets in which the portfolio company does business; and

  •
  changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

          When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will use the pricing indicated by the external event to corroborate our valuation. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we are unable to make follow-on investments in our portfolio companies, the value of our investment portfolio could be adversely affected.

          Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to (i) increase or maintain in whole or in part our equity ownership percentage, (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or may otherwise lack sufficient funds to make these investments. We have the discretion to make follow-on investments, subject to the availability of capital resources. If we fail to make follow-on investments, the continued viability of a portfolio company and our investment may, in some circumstances, be jeopardized and we could miss an opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to BDC requirements that would prevent such follow-on investments or such follow-on investments would adversely impact our ability to maintain our RIC status.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

          We invest in portfolio companies at all levels of the capital structure. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying the senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

          Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

          Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

          Certain loans to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

          The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of first priority senior debt. Under an intercreditor agreement, at any time obligations which have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral, the ability to control the conduct of such proceedings, the approval of amendments to collateral documents; releases of liens on the collateral and waivers of past defaults under collateral documents. We may not have the ability to control or direct these actions, even if our rights are adversely affected.

We generally do not control our portfolio companies.

          Although we have taken and may in the future take controlling equity positions in our portfolio companies from time to time, we generally do not control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the management of such company may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company as readily as we would otherwise like to or at favorable prices which could decrease the value of our investments.

Economic recessions, downturns or government spending cuts could impair our portfolio companies and harm our operating results.

          Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay its debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A number of our portfolio companies provide services to the U.S. government. Changes in the U.S. government's priorities and spending, or significant delays or reductions in appropriations of the U.S. government's funds, could have a material adverse effect on the financial position, results of operations and cash flows of such portfolio companies.

          A number of our portfolio companies derive a substantial portion of their revenue from the U.S. government. Levels of the U.S. government's spending in future periods are very difficult to predict and subject to significant risks. In addition, significant budgetary constraints may result in further reductions to projected spending levels. In particular, U.S. government expenditures are subject to the potential for automatic reductions, generally referred to as "sequestration." Sequestration occurred during 2013, and may occur again in the future, resulting in significant additional reductions to spending by the U.S. government on both existing and new contracts as well as disruption of ongoing programs. Even if sequestration does not occur again in the future, we expect that budgetary constraints and ongoing concerns regarding the U.S. national debt will continue to place downward pressure on U.S. government spending levels. Due to these and other factors, overall U.S. government spending could decline, which could result in significant reductions to the revenues, cash flow and profits of our portfolio companies that provide services to the U.S. government.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

          We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, subject to maintenance of our RIC status, we will generally reinvest these proceeds in temporary investments, pending our future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

          When we invest in portfolio companies, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

Our performance may differ from our historical performance as our current investment strategy includes significantly more primary originations in addition to secondary market purchases.

          Historically, our investment strategy consisted primarily of secondary market purchases in debt securities. We adjusted that investment strategy to also include significantly more primary originations. While loans that we originate and loans we purchase in the secondary market face many of the same risks associated with the financing of leveraged companies, we may be exposed to different risks depending on specific business considerations for secondary market purchases or origination of loans. Primary originations require substantially more time and resources for sourcing, diligencing and monitoring investments, which may consume a significant portion of our resources. Further, the valuation process for primary originations may be more cumbersome and uncertain due to the lack of comparable market quotes for the investment and would likely require more frequent review by a third-party valuation firm. This may result in greater costs for us and fluctuations in the quarterly valuations of investments that are primary originations. As a result, this strategy may result in different returns from these investments than the types of returns historically experienced from secondary market purchases of debt securities.

We may be subject to additional risks if we invest in foreign securities and/or engage in hedging transactions.

          The 1940 Act generally requires that 70.0% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the U.S., the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the U.S. Our investment strategy does not presently contemplate significant investments in securities of non-U.S. companies. However, we may desire to make such investments in the future, to the extent that such transactions and investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in foreign companies could expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments denominated in foreign currencies would be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

          Engaging in hedging transactions would also, indirectly, entail additional risks to our stockholders. Although it is not currently anticipated that we would engage in hedging transactions as a principal investment strategy, if we determined to engage in hedging transactions, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions.

          These hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. If we choose to engage in hedging transactions, there can be no assurances that we will achieve the intended benefits of such transactions and, depending on the degree of exposure such transactions could create, such transactions may expose us to risk of loss.

          While we may enter into these types of transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

          The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets.

Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, we may incur greater and indirect costs to engage in derivatives transactions or financial commitment transactions, and our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

          Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

          On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities, called the Secured Overnight Financing Rate ("SOFR"). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain. If LIBOR ceases to exist, interest rates on financial instruments tied to LIBOR, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Additionally, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

RISKS RELATING TO OUR SECURITIES

The market price of our common stock may fluctuate significantly.

          The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  price and volume fluctuations in the overall stock market or in the market for BDCs from time to time;

  •
  investor demand for shares of our common stock;

  •
  significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, BDCs or other financial services companies, which is not necessarily related to the operating performance of these companies;

  •
  the inability to raise equity capital;

  •
  our inability to borrow money or deploy or invest our capital;

  •
  fluctuations in interest rates;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  operating performance of companies comparable to us;

  •
  changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

  •
  our loss of status as or ability to operate as a BDC;

  •
  our failure to qualify as a RIC, loss of RIC status or ability to operate as a RIC;

  •
  actual or anticipated changes in our earnings or fluctuations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  general economic conditions, trends and other external factors;

  •
  departures of key personnel; or

  •
  loss of a major source of funding.

          In addition, we are required to continue to meet certain listing standards in order for our common stock to remain listed on the New York Stock Exchange ("NYSE"). If we were to be delisted by the NYSE, the liquidity of our common stock would be materially impaired.

Investing in our common stock may involve an above average degree of risk.

          The investments we may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

          Sales of substantial amounts of our common stock could materially adversely affect the prevailing market prices for our common stock. If substantial amounts of our common stock were sold, this could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of our certificate of incorporation and bylaws, as well as aspects of the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

          Our certificate of incorporation and bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

  •
  provide for a classified board of directors, which may delay the ability of our stockholders to change the membership of a majority of our board of directors;

  •
  authorize the issuance of "blank check" preferred stock that could be issued by our board of directors to thwart a takeover attempt;

  •
  do not provide for cumulative voting;

  •
  provide that vacancies on the board of directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

  •
  provide that our directors may be removed only for cause;

  •
  require supermajority voting to effect certain amendments to our certificate of incorporation and bylaws; and

  •
  require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

          These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. The Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility and the Unsecured Notes also include covenants that, among other things, restrict our ability to dispose of assets, incur additional indebtedness, make restricted payments, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility and the Unsecured Notes also include change of control provisions that accelerate the indebtedness (or require prepayment of such indebtedness) under these agreements in the event of certain change of control events.

Shares of our common stock have traded at a discount from net asset value and may do so in the future.

          Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock has at times traded below our net asset value per share since our IPO on May 19, 2011. Our shares could once again trade at a discount to net asset value. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below our net asset value, we will generally not be able to issue additional shares of our common stock without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

You may not receive distributions or our distributions may decline or may not grow over time.

          We cannot assure you that we will achieve investment results or maintain a tax treatment that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future distributions are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future distributions may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

          We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in NMFC may be diluted if you do not fully exercise your subscription rights in any rights offering.

          In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in NMFC than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

          We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock.

          We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

          Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our tax treatment as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          This prospectus contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, may contain, forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipate", "believe", "continue", "could", "estimate", "expect", "intend", "may", "plan", "potential", "project", "seek", "should", "target", "will", "would" or variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

          These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

  •
  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

  •
  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference.

          Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors"(in millions)and elsewhere in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the applicable date of this prospectus, any applicable prospectus supplement or free writing prospectus, including any documents incorporated by reference, and while we believe such information forms, or will form, a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS

          We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses, to pay distributions to our stockholders and for general corporate purposes, and other working capital needs. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The applicable prospectus supplement or a free writing prospectus that we have authorized for use relating to an offering will more fully identify the use of the proceeds from such offering.

          We estimate that it will take less than six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

          Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

          Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "NMFC". The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the net asset value ("NAV") per share of our common stock, the high and low closing sale price for our common stock, the closing sale price as a percentage of NAV and the quarterly distributions per share.

	NAV	Closing Sales Price(3)		Premium (Discount) of High Closing Sales Price to	Premium (Discount) of Low Closing Sales Price to	Declared Distributions

Fiscal Year Ended	Per Share(2)	High	Low	NAV(4)	NAV(4)	Per Share(5)(6)

December 31, 2019
Second Quarter(1)	*	$13.96	$13.49	*	*	*
First Quarter	*	$14.16	$12.78	*	*	$0.34
December 31, 2018
Fourth Quarter	$13.22	$13.83	$12.25	4.61%	(7.34)%	$0.34
Third Quarter	$13.58	$14.25	$13.50	4.93%	(0.59)%	$0.34
Second Quarter	$13.57	$13.95	$13.25	2.80%	(2.36)%	$0.34
First Quarter	$13.60	$13.75	$12.55	1.10%	(7.72)%	$0.34
December 31, 2017
Fourth Quarter	$13.63	$14.50	$13.55	6.38%	(0.59)%	$0.34
Third Quarter	$13.61	$14.70	$13.55	8.01%	(0.44)%	$0.34
Second Quarter	$13.63	$14.95	$14.35	9.68%	5.28%	$0.34
First Quarter	$13.56	$14.90	$14.00	9.88%	3.24%	$0.34

(1)
Period from April 1, 2019 through April 24, 2019.

(2)
NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(3)
Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for distributions.

(4)
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

(5)
Represents the distributions declared or paid for the specified quarter.

(6)
Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year.

*
Not determinable at the time of filing.

          On April 24, 2019, the last reported sales price of our common stock was $13.96 per share. As of April 24, 2019, we had approximately 14 stockholders of record and approximately one beneficial owners whose shares are held in the names of brokers, dealers, funds, trusts and clearing agencies.

          Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on May 19, 2011, our shares of common stock have traded at times at both a discount and a premium to the net assets attributable to those shares. As of April 24, 2019, our shares of common stock traded at a premium of approximately 5.6% of the NAV attributable to those shares as of December 31, 2018. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

          We intend to pay quarterly distributions to our stockholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately our entire net investment income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital, which is a return of a portion of a stockholder's original investment in our common stock, for U.S. federal tax purposes. Generally, a return of capital will reduce an investor's basis in our stock for U.S. federal income tax purposes, which will result in a higher tax liability when the stock is sold. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year.

          We maintain an "opt out" dividend reinvestment plan on behalf of our stockholders, pursuant to which each of our stockholders' cash distributions will be automatically reinvested in additional shares of our common stock, unless the stockholder elects to receive cash.

          We apply the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined NAV of the shares, we will use only newly issued shares to implement the dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined NAV of the shares, we will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Per Share Amount

February 22, 2019	March 15, 2019	March 29, 2019	$0.34
November 2, 2018	December 14, 2018	December 28, 2018	$0.34
August 1, 2018	September 14, 2018	September 28, 2018	0.34
May 2, 2018	June 15, 2018	June 29, 2018	0.34
February 21, 2018	March 15, 2018	March 29, 2018	0.34

			$1.36
November 2, 2017	December 15, 2017	December 28, 2017	$0.34
August 4, 2017	September 15, 2017	September 29, 2017	0.34
May 4, 2017	June 16, 2017	June 30, 2017	0.34
February 23, 2017	March 17, 2017	March 31, 2017	0.34

			$1.36

          Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2018 and December 31, 2017, total distributions were $103.4 million and $100.9 million, respectively, of which the distributions were comprised of approximately 83.74% and 71.50%, respectively, of ordinary income, 0.00% and 0.00%, respectively, of long-term capital gains and approximately 16.26% and 28.50%, respectively, of a return of capital. Future quarterly distributions, if any, will be determined by our board of directors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" appearing elsewhere in this prospectus.

 Overview

          We are a Delaware corporation that was originally incorporated on June 29, 2010 and completed our IPO on May 19, 2011. We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under the Code. NMFC is also registered as an investment adviser under the Advisers Act. Since NMFC's IPO, and through December 31, 2018, NMFC raised approximately $614.6 million in net proceeds from additional offerings of its common stock.

          The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. The Investment Adviser also manages Guardian II, which commenced operations in April 2017. The Administrator, a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct our day-to-day operations.

          We have established the following wholly-owned direct and indirect subsidiaries:

  •
  NMF Holdings and NMFDB, whose assets are used secure the NMF Holdings' credit facility and NMFDB's credit facility, respectively;

  •
  SBIC I and SBIC II, who have received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act' and their general partners, SBIC I GP and SBIC II GP, respectively;

  •
  NMNLC, which acquires commercial real properties that are subject to "triple net" leases and intends to qualify as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code;

  •
  NMF Ancora, NMF QID and NMF YP, which serve as tax blocker corporations by holding equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities); we consolidate our tax blocker corporations for accounting purposes but the tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies; and

  •
  NMF Servicing, which serves as the administrative agent on certain investment transactions.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests.

          Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC I's and SBIC II's investment objectives are to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of December 31, 2018, our top five industry concentrations were business services, software, healthcare services, education and investment funds (which includes our investments in our joint ventures).

          As of December 31, 2018, our net asset value was $1,006.3 million and our portfolio had a fair value of approximately $2,342.0 million in 92 portfolio companies, with a weighted average yield to maturity at cost for income producing investments ("YTM at Cost") and a weighted average yield to maturity at cost for all investments ("YTM at Cost for Investments") of approximately 10.4% and 10.4%, respectively. This YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. The YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. YTM at Cost and YTM at Cost for Investments calculations exclude the impact of existing leverage. YTM at Cost and YTM at Cost for Investments use the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

          On January 8, 2019 and January 25, 2019, we entered into certain Joinder Supplements (the "Joinders") to add Old Second National Bank and Sumitomo Mitsui Trust Bank, Limited, New York, respectively, as new lenders under the Holdings Credit Facility. After giving effect to the Joinders, the aggregate commitments of the lenders under the Holdings Credit Facility equals $675.0 million. The Holdings Credit Facility continues to have a revolving period ending on October 24, 2020, and will still mature on October 24, 2022.

          On February 14, 2019, we completed a public offering of 4,312,500 shares of our common stock (including 562,500 shares of common stock that were issued pursuant to the full exercise of the overallotment option granted to the underwriters to purchase additional shares) at a public offering price of $13.57 per share. The Investment Adviser paid all of the underwriters' sales load of $0.42 per share and an additional supplemental payment of $0.18 per share to the underwriters, which reflects the difference between the public offering price of $13.57 per share and the net proceeds of $13.75 per share received by us in this offering. All payments made by the Investment Adviser are not subject to reimbursement by us. We received total net proceeds of approximately $59.3 million in connection with this offering.

          On February 22, 2019, our board of directors declared a first quarter 2019 distribution of $0.34 per share which was paid on March 29, 2019 to holders of record as of March 15, 2019.

          On April 1, 2019, after receiving the required stockholder approval, we amended our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares.

Critical Accounting Policies

          The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Basis of Accounting

          We consolidate our wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, NMNLC, NMFDB, SBIC I, SBIC I GP, SBIC II, SBIC II GP, NMF Ancora, NMF QID and NMF YP. We are an investment company following accounting and reporting guidance as described in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946").

Valuation and Leveling of Portfolio Investments

          At all times consistent with GAAP and the 1940 Act, we conduct a valuation of assets, which impacts our net asset value.

          We value our assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, our board of directors is ultimately and solely responsible for determining the fair value of our portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where our portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. Our quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

    b.
    For investments other than bonds, we look at the number of quotes readily available and perform the following procedures:

    i.
    Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

    ii.
    Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with our senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which we do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by our board of directors; and

  d.
  When deemed appropriate by our management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of a commitment not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period and the fluctuations could be material.

          GAAP fair value measurement guidance classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and we have the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by Accounting Standards Codification Topic 820, Fair

Value Measurements and Disclosures ("ASC 820"), we, to the extent that we hold such investments, do not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period.

          The following table summarizes the levels in the fair value hierarchy that our portfolio investments fall into as of December 31, 2018:

(in thousands)	Total	Level I	Level II	Level III

First lien	$1,173,459	$—	$185,931	$987,528
Second lien	662,556	—	355,741	306,815
Subordinated	65,297	—	25,210	40,087
Equity and other	440,641	—	—	440,641

Total investments	$2,341,953	$—	$566,882	$1,775,071

          We generally use the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. We typically determine the fair value of our performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of our due diligence process, we evaluate the overall performance and financial stability of the portfolio company. Post investment, we analyze each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. We also attempt to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of our original investment thesis. This analysis is specific to each portfolio company. We leverage the knowledge gained from our original due diligence process, augmented by this subsequent monitoring, to continually refine our outlook for each of our portfolio companies and ultimately form the valuation of our investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, we may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of our debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, we may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value.

          After enterprise value coverage is demonstrated for our debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    We may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. We consider numerous factors when selecting the appropriate companies whose trading multiples are used to value our portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. We may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of December 31, 2018, we used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of our portfolio companies. We believe these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    We also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of December 31, 2018, we used the discount ranges set forth in the table below to value investments in our portfolio companies.

          The unobservable inputs used in the fair value measurement of our Level III investments as of December 31, 2018 were as follows:

(in thousands)

				Range
	Fair Value as of

Type	December 31, 2018	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$797,985	Market & income approach	EBITDA multiple	2.0x	32.0x	12.1x
			Revenue multiple	3.5x	6.5x	5.8x
			Discount rate	7.0%	15.3%	9.6%
	129,837	Market quote	Broker quote	N/A	N/A	N/A
	59,706	Other	N/A(1)	N/A	N/A	N/A
Second lien	102,963	Market & income approach	EBITDA multiple	8.5x	15.0x	11.1x
			Discount rate	10.0%	19.7%	12.8%
	203,852	Market quote	Broker quote	N/A	N/A	N/A
Subordinated	40,087	Market & income approach	EBITDA multiple	5.0x	13.0x	10.2x
			Discount rate	10.9%	21.4%	16.3%
Equity and other	439,977	Market & income approach	EBITDA multiple	0.4x	18.0x	10.3x
			Discount rate	6.5%	25.8%	13.5%
	664	Black Scholes analysis	Expected life in years	7.3	7.3	7.3
			Volatility	37.9%	37.9%	37.9%
			Discount rate	2.9%	2.9%	2.9%

	$1,775,071

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

NMFC Senior Loan Program I LLC

          NMFC Senior Loan Program I LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by us. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions, and as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until August 31, 2021, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended pursuant to certain terms of the SLP I Agreement. SLP I's re-investment period was through July 31, 2018. In September 2018, the re-investment period was extended until August 31, 2019. SLP I invests in senior secured loans issued by companies within our core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93.0 million of capital commitments and $265.0 million of debt from a revolving credit facility and is managed by us. Our capital commitment is $23.0 million, representing less than 25.0% ownership, with third party investors representing the remaining capital commitments. As of December 31, 2018, SLP I had total investments with an aggregate fair value of approximately $327.2 million, debt outstanding of $242.6 million and capital that had been called and funded of $93.0 million. As of December 31, 2017, SLP I had total investments with an aggregate fair value of approximately $348.7 million, debt outstanding of $223.7 million and capital that had been called and funded of $93.0 million. Our investment in SLP I is disclosed on our Consolidated Schedule of Investments as of December 31, 2018 and December 31, 2017.

          We, as an investment adviser registered under the Advisers Act, act as the collateral manager to SLP I and are entitled to receive a management fee for our investment management services provided to SLP I. As a result, SLP I is classified as our affiliate. No management fee is charged on our investment in SLP I in connection with the administrative services provided to SLP I. For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, we earned approximately $1.2 million, $1.2 million and $1.2 million, respectively, in management fees related to SLP I, which is included in other income. As of December 31, 2018 and December 31, 2017, approximately $0.3 million and $0.3 million, respectively, of management fees related to SLP I was included in receivable from affiliates. For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, we earned approximately $3.2 million, $3.5 million and $3.7 million, respectively, of dividend income related to SLP I, which is included in dividend income. As of December 31, 2018 and December 31, 2017, approximately $0.8 million and $0.8 million, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

NMFC Senior Loan Program II LLC

          NMFC Senior Loan Program II LLC ("SLP II") was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between us and SkyKnight Income, LLC ("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within our core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from us and SkyKnight. SLP II has a three year investment period and will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which were called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP II to call down on capital commitments requires approval by the board of managers of SLP II. As of December 31, 2018, we and SkyKnight have committed and contributed $79.4 million and $20.6 million, respectively, of equity to SLP II. Our investment in SLP II is disclosed on our Consolidated Schedule of Investments as of December 31, 2018 and December 31, 2017.

          On April 12, 2016, SLP II closed its $275.0 million revolving credit facility with Wells Fargo Bank, National Association, which matures on April 12, 2021 and bears interest at a rate of the LIBOR plus 1.75% per annum. Effective April 1, 2018, SLP II's revolving credit facility bears interest at a rate of LIBOR plus 1.60% per annum. As of December 31, 2018 and December 31, 2017, SLP II had total investments with an aggregate fair value of approximately $336.9 million and $382.5 million, respectively, and debt outstanding under its credit facility of $243.2 million and $266.3 million, respectively. As of December 31, 2018 and December 31, 2017, none of SLP II's investments were on non-accrual. Additionally, as of December 31, 2018 and December 31, 2017, SLP II had unfunded commitments in the form of delayed draws of $5.9 million and $4.9 million, respectively. Below is a summary of SLP II's portfolio, along with a listing of the individual investments in SLP II's portfolio as of December 31, 2018 and December 31, 2017:

(in thousands)	December 31, 2018	December 31, 2017

First lien investments(1)	348,577	386,100
Weighted average interest rate on first lien investments(2)	6.84%	6.05%
Number of portfolio companies in SLP II	31	35
Largest portfolio company investment(1)	17,150	17,369
Total of five largest portfolio company investments(1)	80,766	81,728

(1)
Reflects principal amount or par value of investments.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

          The following table is a listing of the individual investments in SLP II's portfolio as of December 31, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien
Access CIG, LLC	Business Services	6.46% (L + 3.75%)	2/27/2025	$8,825	$8,785	$8,605
ADG, LLC	Healthcare Services	7.63% (L + 4.75%)	9/28/2023	16,862	16,740	16,609
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.62% (L + 4.00%)	8/21/2023	14,664	14,492	14,517
Brave Parent Holdings, Inc.	Software	6.52% (L + 4.00%)	4/18/2025	15,422	15,369	14,902
CentralSquare Technologies, LLC	Software	6.27% (L + 3.75%)	8/29/2025	15,000	14,964	14,648
CHA Holdings, Inc.	Business Services	7.30% (L + 4.50%)	4/10/2025	10,805	10,760	10,774
CommerceHub, Inc.	Software	6.27% (L + 3.75%)	5/21/2025	2,488	2,476	2,419
Drilling Info Holdings, Inc.	Business Services	6.77% (L + 4.25%)	7/30/2025	12,242	12,190	12,196
Greenway Health, LLC	Software	6.56% (L + 3.75%)	2/16/2024	14,775	14,718	14,406
GOBP Holdings, Inc.	Retail	6.55% (L + 3.75%)	10/22/2025	2,500	2,494	2,438
Idera, Inc.	Software	7.03% (L + 4.50%)	6/28/2024	12,492	12,388	12,242
J.D. Power (fka J.D. Power and Associates)	Business Services	6.27% (L + 3.75%)	9/7/2023	14,962	14,920	14,588
Keystone Acquisition Corp.	Healthcare Services	8.05% (L + 5.25%)	5/1/2024	5,332	5,289	5,226
LSCS Holdings, Inc.	Healthcare Services	6.86% (L + 4.25%)	3/17/2025	5,321	5,312	5,294
LSCS Holdings, Inc.	Healthcare Services	6.89% (L + 4.25%)	3/17/2025	1,374	1,371	1,367
Market Track, LLC	Business Services	6.87% (L + 4.25%)	6/5/2024	11,820	11,772	11,347
Medical Solutions Holdings, Inc.	Healthcare Services	6.27% (L + 3.75%)	6/14/2024	4,432	4,413	4,343
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	2,116	2,109	2,116
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	600	597	600
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	12,285	12,238	12,285
NorthStar Financial Services Group, LLC	Software	6.10% (L + 3.50%)	5/25/2025	7,463	7,428	7,313
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	8.06% (L + 5.25%)	4/29/2024	10,342	10,301	10,084
Poseidon Intermediate, LLC	Software	6.78% (L + 4.25%)	8/15/2022	14,729	14,727	14,644
Premise Health Holding Corp.	Healthcare Services	6.55% (L + 3.75%)	7/10/2025	1,386	1,380	1,369
Project Accelerate Parent, LLC	Business Services	6.64% (L + 4.25%)	1/2/2025	14,887	14,821	14,663
PSC Industrial Holdings Corp.	Industrial Services	6.21% (L + 3.75%)	10/11/2024	10,395	10,307	10,161
Quest Software US Holdings Inc.	Software	6.78% (L + 4.25%)	5/16/2025	15,000	14,930	14,535
Salient CRGT Inc.	Federal Services	8.27% (L + 5.75%)	2/28/2022	13,509	13,418	13,306
Sierra Acquisition, Inc.	Food & Beverage	6.02% (L + 3.50%)	11/11/2024	3,713	3,696	3,685
SSH Group Holdings, Inc.	Education	6.77% (L + 4.25%)	7/30/2025	8,978	8,956	8,753
Wirepath LLC	Distribution & Logistics	6.71% (L + 4.00%)	8/5/2024	14,963	14,963	14,738
WP CityMD Bidco LLC	Healthcare Services	6.30% (L + 3.50%)	6/7/2024	10,823	10,801	10,620
YI, LLC	Healthcare Services	6.80% (L + 4.00%)	11/7/2024	15,064	15,053	14,971
Zywave, Inc.	Software	7.52% (L + 5.00%)	11/17/2022	17,150	17,091	17,150

Total Funded Investments				$342,719	$341,269	$336,914

Unfunded Investments — First lien
Access CIG, LLC	Business Services	—	2/27/2019	$1,108	$—	$(28)
CHA Holdings, Inc.	Business Services	—	10/10/2019	2,143	(11)	(6)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	1,230	(5)	(10)
Ministry Brands, LLC	Software	—	10/18/2019	1,267	(6)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	110	—	(1)

Total Unfunded Investments				$5,858	$(22)	$(45)

Total Investments				$348,577	$341,247	$336,869

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2018.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP II.

          The following table is a listing of the individual investments in SLP II's portfolio as of December 31, 2017:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien
ADG, LLC	Healthcare Services	6.32% (L + 4.75%)	9/28/2023	$17,034	$16,890	$16,779
ASG Technologies Group, Inc.	Software	6.32% (L + 4.75%)	7/31/2024	7,481	7,446	7,547
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.69% (L + 5.00%)	8/21/2023	14,812	14,688	14,813
DigiCert, Inc.	Business Services	6.13% (L + 4.75%)	10/31/2024	10,000	9,951	10,141
Emerald 2 Limited	Business Services	5.69% (L + 4.00%)	5/14/2021	1,266	1,211	1,267
Evo Payments International, LLC	Business Services	5.57% (L + 4.00%)	12/22/2023	17,369	17,292	17,492
Explorer Holdings, Inc.	Healthcare Services	5.13% (L + 3.75%)	5/2/2023	2,940	2,917	2,973
Globallogic Holdings Inc.	Business Services	6.19% (L + 4.50%)	6/20/2022	9,677	9,611	9,755
Greenway Health, LLC	Software	5.94% (L + 4.25%)	2/16/2024	14,925	14,858	15,074
Idera, Inc.	Software	6.57% (L + 5.00%)	6/28/2024	12,619	12,499	12,556
J.D. Power (fka J.D. Power and Associates)	Business Services	5.94% (L + 4.25%)	9/7/2023	13,357	13,308	13,407
Keystone Acquisition Corp.	Healthcare Services	6.94% (L + 5.25%)	5/1/2024	5,386	5,336	5,424
Market Track, LLC	Business Services	5.94% (L + 4.25%)	6/5/2024	11,940	11,884	11,940
McGraw-Hill Global Education Holdings, LLC	Education	5.57% (L + 4.00%)	5/4/2022	9,850	9,813	9,844
Medical Solutions Holdings, Inc.	Healthcare Services	5.82% (L + 4.25%)	6/14/2024	6,965	6,932	7,043
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	2,138	2,128	2,138
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	7,768	7,735	7,768
Navex Global, Inc.	Software	5.82% (L + 4.25%)	11/19/2021	14,897	14,724	14,971
Navicure, Inc.	Healthcare Services	5.11% (L + 3.75%)	11/1/2024	15,000	14,926	15,000
OEConnection LLC	Business Services	5.69% (L + 4.00%)	11/22/2024	15,000	14,925	14,981
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	6,963	6,929	6,980
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	291	290	292
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	6.95% (L + 5.25%)	4/29/2024	10,448	10,399	10,526
Poseidon Intermediate, LLC	Software	5.82% (L + 4.25%)	8/15/2022	14,881	14,877	14,955
Project Accelerate Parent, LLC	Business Services	5.94% (L + 4.25%)	1/2/2025	15,000	14,925	15,038
PSC Industrial Holdings Corp.	Industrial Services	5.71% (L + 4.25%)	10/11/2024	10,500	10,398	10,500
Quest Software US Holdings Inc.	Software	6.92% (L + 5.50%)	10/31/2022	9,899	9,775	10,071
Salient CRGT Inc.	Federal Services	7.32% (L + 5.75%)	2/28/2022	14,433	14,310	14,559
Severin Acquisition, LLC	Software	6.32% (L + 4.75%)	7/30/2021	14,888	14,827	14,813
Shine Acquisitoin Co. S.à.r.l / Boing US Holdco Inc.	Consumer Services	4.88% (L + 3.50%)	10/3/2024	15,000	14,964	15,108
Sierra Acquisition, Inc.	Food & Beverage	5.68% (L + 4.25%)	11/11/2024	3,750	3,731	3,789
TMK Hawk Parent, Corp.	Distribution & Logistics	4.88% (L + 3.50%)	8/28/2024	1,671	1,667	1,686
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	5.82% (L + 4.25%)	7/6/2022	1,875	1,875	1,900
Vencore, Inc. (fka SI Organization, Inc., The)	Federal Services	6.44% (L + 4.75%)	11/23/2019	10,686	10,673	10,835
WP CityMD Bidco LLC	Healthcare Services	5.69% (L + 4.00%)	6/7/2024	14,963	14,928	15,009
YI, LLC	Healthcare Services	5.69% (L + 4.00%)	11/7/2024	8,240	8,204	8,230
Zywave, Inc.	Software	6.61% (L + 5.00%)	11/17/2022	17,325	17,252	17,325

Total Funded Investments				$381,237	$379,098	$382,529

Unfunded Investments — First lien
Pathway Partners Vet Management Company LLC	Consumer Services	—	10/10/2019	$2,728	$(14)	$7
TMK Hawk Parent, Corp.	Distribution & Logistics	—	3/28/2018	75	—	1
YI, LLC	Healthcare Services	—	11/7/2018	2,060	(9)	(3)

Total Unfunded Investments				$4,863	$(23)	$5

Total Investments				$386,100	$379,075	$382,534

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2017.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP II.

          Below is certain summarized financial information for SLP II as of December 31, 2018 and December 31, 2017 and for the years ended December 31, 2018, December 31, 2017 and December 31, 2016:

Selected Balance Sheet Information:	December 31, 2018	December 31, 2017

	(in thousands)	(in thousands)
Investments at fair value (cost of $341,247 and $379,075, respectively)	$336,869	$382,534
Cash and other assets	7,620	8,065

Total assets	$344,489	$390,599

Credit facility	$243,170	$266,270
Deferred financing costs	(1,374)	(1,966)
Payable for unsettled securities purchased	—	15,964
Distribution payable	3,250	3,500
Other liabilities	2,869	2,891

Total liabilities	247,915	286,659
Members' capital	$96,574	$103,940

Total liabilities and members' capital	$344,489	$390,599

	Year Ended December 31,

Selected Statement of Operations Information:	2018	2017	2016(1)

	(in thousands)	(in thousands)	(in thousands)
Interest income	$24,654	$22,551	$7,463
Other income	199	351	572

Total investment income	24,853	22,902	8,035

Interest and other financing expenses	10,474	8,356	3,558
Other expenses	681	697	650

Total expenses	11,155	9,053	4,208

Net investment income	13,698	13,849	3,827
Net realized gains on investments	782	2,281	599
Net change in unrealized (depreciation) appreciation of investments	(7,837)	(822)	4,281

Net increase in members' capital	$6,643	$15,308	$8,707

(1)
For the year ended December 31, 2016, amounts reported relate to the period from April 12, 2016 (commencement of operations) to December 31, 2016.

          For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, we earned approximately $11.1 million, $12.4 million and $3.5 million, respectively, of dividend income related to SLP II, which is included in dividend income. As of December 31, 2018 and December 31, 2017, approximately $2.6 million and $2.8 million, respectively, of dividend income related to SLP II was included in interest and dividend receivable.

          We have determined that SLP II is an investment company under ASC 946; however, in accordance with such guidance, we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation ("ASC 810"), concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, we do not consolidate SLP II.

NMFC Senior Loan Program III LLC

          NMFC Senior Loan Program III LLC ("SLP III") was formed as a Delaware limited liability company and commenced operations on April 25, 2018. SLP III is structured as a private joint venture investment fund between us and SkyKnight Income II, LLC ("SkyKnight II") and operates under a limited liability company agreement (the "SLP III Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within our core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP III, which has equal representation from us and SkyKnight II. SLP III has a five year investment period and will continue in existence until April 25, 2025. The investment period may be extended for up to one year pursuant to certain terms of the SLP III Agreement.

          SLP III is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP III to call down on capital commitments requires approval by the board of managers of SLP III. As of December 31, 2018, we and SkyKnight II have committed $80.0 million and $20.0 million, respectively, of equity to SLP III. As of December 31, 2018, we and SkyKnight II have contributed $78.4 million and $19.6 million, respectively, of equity to SLP III. Our investment in SLP III is disclosed on our Consolidated Schedule of Investments as of December 31, 2018.

          On May 2, 2018, SLP III closed its $300.0 million revolving credit facility with Citibank, N.A., which matures on May 2, 2023 and bears interest at a rate of LIBOR plus 1.70% per annum. As of December 31, 2018, SLP III had total investments with an aggregate fair value of approximately $365.4 million and debt outstanding under its credit facility of $280.3 million. As of December 31, 2018, none of SLP III's investments were on non-accrual. Additionally, as of December 31, 2018, SLP III had unfunded commitments in the form of delayed draws of $8.8 million. Below is a summary of SLP III's portfolio, along with a listing of the individual investments in SLP III's portfolio as of December 31, 2018:

(in thousands)	December 31, 2018

First lien investments(1)	383,289
Weighted average interest rate on first lien investments(2)	6.50%
Number of portfolio companies in SLP III	39
Largest portfolio company investment(1)	18,958
Total of five largest portfolio company investments(1)	85,938

(1)
Reflects principal amount or par value of investment.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

          The following table is a listing of the individual investments in SLP III's portfolio as of December 31, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien
Access CIG, LLC	Business Services	6.46% (L + 3.75%)	2/27/2025	$1,216	$1,216	$1,185
Affordable Care Holding Corp.	Healthcare Services	7.25% (L + 4.75%)	10/24/2022	1,025	1,030	1,005
Bracket Intermediate Holding Corp.	Healthcare Services	7.00% (L + 4.25%)	9/5/2025	14,963	14,890	14,813
Brave Parent Holdings, Inc.	Software	6.52% (L + 4.00%)	4/18/2025	14,925	14,874	14,421
CentralSquare Technologies, LLC	Software	6.27% (L + 3.75%)	8/29/2025	15,000	14,964	14,648
Certara Holdco, Inc.	Healthcare I.T.	6.30% (L + 3.50%)	8/15/2024	1,275	1,280	1,255
CHA Holdings, Inc.	Business Services	7.30% (L + 4.50%)	4/10/2025	997	997	995
CommerceHub, Inc.	Software	6.27% (L + 3.75%)	5/21/2025	14,925	14,856	14,515
CRCI Longhorn Holdings, Inc.	Business Services	5.89% (L + 3.50%)	8/8/2025	14,963	14,891	14,588
Dentalcorp Perfect Smile ULC	Healthcare Services	6.27% (L + 3.75%)	6/6/2025	11,940	11,912	11,701
Dentalcorp Perfect Smile ULC	Healthcare Services	6.27% (L + 3.75%)	6/6/2025	1,686	1,685	1,652
Drilling Info Holdings, Inc.	Business Services	6.77% (L + 4.25%)	7/30/2025	17,591	17,507	17,525
Financial & Risk US Holdings, Inc.	Business Services	6.27% (L + 3.75%)	10/1/2025	8,000	7,980	7,512
GOBP Holdings, Inc.	Retail	6.55% (L + 3.75%)	10/22/2025	15,000	14,963	14,625
Greenway Health, LLC	Software	6.56% (L + 3.75%)	2/16/2024	14,821	14,831	14,450
Heartland Dental, LLC	Healthcare Services	6.27% (L + 3.75%)	4/30/2025	17,329	17,249	16,593
HIG Finance 2 Limited	Business Services	6.06% (L + 3.50%)	12/20/2024	1,995	1,985	1,939
Idera, Inc.	Software	7.03% (L + 4.50%)	6/28/2024	2,294	2,289	2,248
J.D. Power (fka J.D. Power and Associates)	Business Services	6.27% (L + 3.75%)	9/7/2023	5,985	5,985	5,835
Market Track, LLC	Business Services	6.87% (L + 4.25%)	6/5/2024	4,827	4,821	4,633
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	4,596	4,576	4,596
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	600	597	600
National Intergovernmental Purchasing Alliance Company	Business Services	6.55% (L + 3.75%)	5/23/2025	14,925	14,912	14,552
Navex Topco, Inc.	Software	5.78% (L + 3.25%)	9/5/2025	14,963	14,890	14,102
Navicure, Inc.	Healthcare Services	6.27% (L + 3.75%)	11/1/2024	2,985	2,985	2,925
Netsmart Technologies, Inc.	Healthcare I.T.	6.27% (L + 3.75%)	4/19/2023	10,437	10,437	10,307
Newport Group Holdings II, Inc.	Business Services	6.54% (L + 3.75%)	9/12/2025	4,988	4,963	4,875
NorthStar Financial Services Group, LLC	Software	6.10% (L + 3.50%)	5/25/2025	14,925	14,856	14,628
OEConnection LLC	Business Services	6.53% (L + 4.00%)	11/22/2024	1,830	1,843	1,789
Outcomes Group Holdings, Inc.	Healthcare Services	6.28% (L + 3.50%)	10/24/2025	6,500	6,484	6,394
Pelican Products, Inc.	Business Products	5.88% (L + 3.50%)	5/1/2025	4,975	4,963	4,726
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	8.06% (L + 5.25%)	4/29/2024	15,588	15,517	15,199
Premise Health Holding Corp.	Healthcare Services	6.55% (L + 3.75%)	7/10/2025	13,862	13,796	13,689
Quest Software US Holdings Inc.	Software	6.78% (L + 4.25%)	5/16/2025	15,000	14,930	14,535
Sierra Enterprises, LLC	Food & Beverage	6.02% (L + 3.50%)	11/11/2024	2,481	2,478	2,463
SSH Group Holdings, Inc.	Education	6.77% (L + 4.25%)	7/30/2025	14,963	14,927	14,588
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	6.03% (L + 3.50%)	7/17/2025	3,790	3,772	3,759
VT Topco, Inc.	Business Services	6.55% (L + 3.75%)	8/1/2025	7,980	7,961	7,882
VT Topco, Inc.	Business Services	6.55% (L + 3.75%)	8/1/2025	1,004	1,004	992
Wirepath LLC	Distribution & Logistics	6.71% (L + 4.00%)	8/5/2024	17,477	17,477	17,215
WP CityMD Bidco LLC	Healthcare Services	6.30% (L + 3.50%)	6/7/2024	14,887	14,887	14,608
YI, LLC	Healthcare Services	6.80% (L + 4.00%)	11/7/2024	4,965	4,983	4,935

Total Funded Investments				$374,478	$373,443	$365,497

Unfunded Investments — First lien
Dentalcorp Perfect Smile ULC	Healthcare Services	—	6/6/2020	$1,308	$(3)	$(26)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	1,367	(7)	(11)
Heartland Dental, LLC	Healthcare Services	—	4/30/2020	1,586	—	(67)
Ministry Brands, LLC	Software	—	10/18/2019	1,267	(6)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	1,103	(3)	(14)
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	—	7/17/2019	1,187	—	(10)
VT Topco, Inc.	Business Services	—	8/1/2020	993	(2)	(12)

Total Unfunded Investments				$8,811	$(21)	$(140)

Total Investments				$383,289	$373,422	$365,357

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2018.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP III.

          Below is certain summarized financial information for SLP III as of December 31, 2018 and for the year ended December 31, 2018:

Selected Balance Sheet Information:	December 31, 2018

(in thousands)
Investments at fair value (cost of $373,422)	$365,357
Cash and other assets	9,138

Total assets	$374,495

Credit facility	$280,300
Deferred financing costs	(2,831)
Distribution payable	2,600
Other liabilities	4,415

Total liabilities	284,484
Members' capital	$90,011

Total liabilities and members' capital	$374,495

Year Ended
Selected Statement of Operations Information:	December 31, 2018(1)

(in thousands)
Interest income	$9,572
Other income	207

Total investment income	9,779

Interest and other financing expenses	5,402
Other expenses	509

Total expenses	5,911

Net investment income	3,868
Net realized gains on investments	9
Net change in unrealized appreciation (depreciation) of investments	(8,065)

Net decrease in members' capital	$(4,188)

(1)
SLP III commenced operations on April 25, 2018.

          For the year ended December 31, 2018, we earned approximately $3.0 million of dividend income related to SLP III, which is included in dividend income. As of December 31, 2018 approximately $2.1 million of dividend income related to SLP III was included in interest and dividend receivable.

          We have determined that SLP III is an investment company under ASC 946; however, in accordance with such guidance we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary. Furthermore, ASC 810 concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, we do not consolidate SLP III.

New Mountain Net Lease Corporation

          NMNLC was formed to acquire commercial real estate properties that are subject to "triple net" leases. NMNLC's investments are disclosed on our Consolidated Schedule of Investments as of December 31, 2018.

          Below is certain summarized property information for NMNLC as of December 31, 2018:

Portfolio Company	Tenant	Lease Expiration Date	Location	Total Square Feet	Fair Value as of December 31, 2018

				(in thousands)	(in thousands)
NM NL Holdings LP / NM GP Holdco LLC	Various	Various	Various	Various	$33,703
NM GLCR LP	Arctic Glacier U.S.A.	2/28/2038	CA	214	20,343
NM CLFX LP	Victor Equipment Company	8/31/2033	TX	423	12,770
NM APP Canada Corp.	A.P. Plasman, Inc.	9/30/2031	Canada	436	9,727
NM APP US LLC	Plasman Corp, LLC / A-Brite LP	9/30/2033	AL / OH	261	5,912
NM DRVT Jonesboro, LLC	FMH Conveyors, LLC	10/31/2031	AR	195	5,619
NM KRLN LLC	Kirlin Group, LLC	6/30/2029	MD	95	4,205
NM JRA LLC	J.R. Automation Technologies, LLC	1/31/2031	MI	88	2,537

					$94,816

Collateralized agreements or repurchase financings

          We follow the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of December 31, 2018 and December 31, 2017, we held one collateralized agreement to resell with a cost basis of $30.0 million and $30.0 million, respectively, and a fair value of $23.5 million and $25.2 million, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund. The private hedge fund is currently in liquidation under the laws of the Cayman Islands. Pursuant to the terms of the collateralized agreement, the private hedge fund was obligated to repurchase the collateral from us at the par value of the collateralized agreement. The private hedge fund has breached its agreement to repurchase the collateral under the collateralized agreement. The default by the private hedge fund did not release the collateral to us, therefore, we do not have full rights and title to the collateral. A claim has been filed with the Cayman Islands joint official liquidators to resolve this matter. The joint official liquidators have recognized our contractual rights under the collateralized agreement. We continue to exercise our rights under the collateralized agreement and continue to monitor the liquidation process of the private hedge fund. The fair value of the collateralized agreement to resell is reflective of the increased risk of the position.

PPVA Black Elk (Equity) LLC

          On May 3, 2013, we entered into a collateralized securities purchase and put agreement (the "SPP Agreement") with a private hedge fund. Under the SPP Agreement, we purchased twenty million Class E Preferred Units of Black Elk Energy Offshore Operations, LLC ("Black Elk") for $20.0 million with a corresponding obligation of the private hedge fund to repurchase the preferred units for $20.0 million plus other amounts due under the SPP Agreement. The majority owner of Black Elk was the private hedge fund. In August 2014, we received a payment of $20.5 million, the full amount due under the SPP Agreement.

          In August 2017, a trustee (the "Black Elk Trustee") for Black Elk informed us that the Black Elk Trustee intended to assert a fraudulent conveyance claim (the "Claim") against us and one of its affiliates seeking the return of the $20.5 million repayment. Black Elk filed a Chapter 11 bankruptcy petition pursuant to the United States Bankruptcy Code in August 2015. The Black Elk Trustee alleges that individuals affiliated with the private hedge fund conspired with Black Elk and others to improperly use proceeds from the sale of certain Black Elk assets to repay, in August 2014, the private hedge fund's obligation to us under the SPP Agreement. We were unaware of these claims at the time the repayment was received. The private hedge fund is currently in liquidation under the laws of the Cayman Islands.

          On December 22, 2017, we settled the Black Elk Trustee's $20.5 million Claim for $16.0 million and filed a claim with the Cayman Islands joint official liquidators of the private hedge fund for $16.0 million that is owed to us under the SPP Agreement. The SPP Agreement was restored and is in effect since repayment has not been made. We continue to exercise our rights under the SPP Agreement and continue to monitor the liquidation process of the private hedge fund. During the year ended December 31, 2018, we received a $1.5 million payment from our insurance carrier in respect to the settlement. As of December 31, 2018, the SPP Agreement has a cost basis of $14.5 million and a fair value of $11.4 million, which is reflective of the higher inherent risk in this transaction.

Revenue Recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. We have loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer. For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, we recognized PIK and non-cash interest from investments of $8.6 million, $6.4 million and $4.3 million, respectively, and PIK and non-cash dividends from investments of and $24.9 million, $17.8 million and $3.2 million, respectively.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due for 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate collectibility. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. We may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment, and are non-refundable.

Monitoring of Portfolio Investments

          We monitor the performance and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of our original investment strategy.

          We use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. We use a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations, where the risk of loss has materially increased since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that we will not recoup our original cost basis in the investment and may realize a substantial loss upon exit.

          The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of December 31, 2018:

(in millions)
	As of December 31, 2018

Investment Rating	Cost	Percent	Fair Value	Percent

Investment Rating 1	$147.1	6.3%	$147.9	6.3%
Investment Rating 2	2,181.1	93.6%	2,194.0	93.7%
Investment Rating 3	—	—%	—	—%
Investment Rating 4	1.5	0.1%	0.1	0.0%

	$2,329.7	100.0%	$2,342.0	100.0%

          As of December 31, 2018, all investments in our portfolio had an Investment Rating of 1 or 2 with the exception of one portfolio company, which had an Investment Rating of 4.

          During the second quarter of 2018, we placed a portion of our second lien position in National HME, Inc. on non-accrual status and wrote down the aggregate fair value of our preferred shares in TW-NHME Holdings Corp. (together with our second lien position, "NHME") to $0. In November of 2018, NHME completed a restructuring which resulted in a material modification of the original terms and an extinguishment of our original investments in NHME. Prior to the extinguishment in November 2018, our original investments in NHME had an aggregate cost of $30.1 million, an aggregate fair value of $15.3 million and total unearned interest income of $1.1 million for the year ended December 31, 2018. The extinguishment resulted in a realized loss of $15.0 million. As a result of the restructuring, we received second lien debt in NHME and common shares in NHME Holdings Corp. In addition, we funded additional second lien debt and received warrants to purchase common shares for this additional funding. Post restructuring, our investments in NHME have been restored to full accrual status. As of December 31, 2018, our investments in NHME had an aggregate cost basis of $22.8 million and an aggregate fair value of $22.7 million.

          During the first quarter of 2018, we placed our first lien positions in Education Management II LLC on non-accrual status as the portfolio company announced its intention to wind down and liquidate the business. Our first lien positions and our preferred and common shares in Education Management Corporation ("EDMC") have an investment rating of 4. As of December 31, 2018, our investment in EDMC with an Investment Rating of 4 had an aggregate cost basis of $1.5 million, an aggregate fair value of $0.1 million and total unearned interest income of $0.2 million for the year then ended.

Portfolio and Investment Activity

          The fair value of our investments was approximately $2,342.0 million in 92 portfolio companies at December 31, 2018, approximately $1,825.7 million in 84 portfolio companies at December 31, 2017 and approximately $1,558.8 million in 78 portfolio companies at December 31, 2016.

          The following table shows our portfolio and investment activity for the years ended December 31, 2018, December 31, 2017 and December 31, 2016:

	Year Ended December 31,

(in millions)	2018	2017	2016

New investments in 67, 64 and 43 portfolio companies, respectively	$1,321.6	$999.7	$558.1
Debt repayments in existing portfolio companies	592.4	696.6	479.5
Sales of securities in 14, 17 and 10 portfolio companies, respectively	210.5	70.7	67.6
Change in unrealized appreciation on 25, 58 and 71 portfolio companies, respectively	14.8	66.1	76.5
Change in unrealized depreciation on 88, 43 and 24 portfolio companies, respectively	(37.0)	(15.3)	(36.4)

Recent Accounting Standards Updates

          In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. The Company is permitted to early adopt any removed or modified disclosures upon issuance of ASU 2018-13 and delay adoption of the additional disclosures until their effective date. The Company has elected to early adopt ASU 2018-13 as of December 31, 2018.

Results of Operations

          Under GAAP, our IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, and different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold, repaid or mature in the future. We track the transferred (or fair market) value of each of the Predecessor Operating Company's investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts income as if each investment was purchased at the date of the IPO (or stepped up to fair market value). The respective "Adjusted Net Investment Income" (defined as net investment income adjusted to reflect income as if the cost basis of investments held at the IPO date had stepped-up to fair market value as of the IPO date) is used in calculating both the incentive fee and dividend payments. See Note 5. Agreements to our consolidated financial statements included in this prospectus for additional details.

          As of December 31, 2017, all predecessor investments have been sold or matured. For the years ended December 31, 2017 and December 31, 2018, no cost basis adjustment is necessary.

          The following table for the year ended December 31, 2016 is adjusted to reflect the step-up to fair market value and the allocation of the incentive fees related to hypothetical capital gains out of the adjusted post-incentive fee net investment income.

(in thousands)	Year Ended December 31, 2016	Stepped-up Cost Basis Adjustments	Incentive Fee Adjustments(1)	Adjusted Year Ended December 31, 2016

Investment income
Interest income	$147,425	$(65)	$—	$147,360
Total dividend income	11,200	—	—	11,200
Other income	9,459	—	—	9,459

Total investment income(2)	168,084	(65)	—	168,019

Total expenses pre-incentive fee(3)	57,965	—	—	57,965

Pre-Incentive Fee Net Investment Income	110,119	(65)	—	110,054

Incentive fee	22,011	—	—	22,011

Post-Incentive Fee Net Investment Income	88,108	(65)	—	88,043

Net realized losses on investments(4)	(16,717)	(151)	—	(16,868)
Net change in unrealized appreciation (depreciation) of investments(4)	40,131	216	—	40,347
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(486)	—	—	(486)
Benefit for taxes	642	—	—	642
Capital gains incentive fees	—	—	—	—

Net increase in net assets resulting from operations	$111,678			$111,678

(1)
For the year ended December 31, 2016, we incurred total incentive fees of $22.0 million, none of which was related to the capital gains incentive fee accrual on a hypothetical liquidation basis.

(2)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(3)
Includes expense waivers and reimbursements of $0.7 million and management fee waivers of $4.8 million.

(4)
Includes net realized gains (losses) on investments and net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

          For the year ended December 31, 2016, we had a $0.1 million adjustment to interest income for amortization, a decrease of $0.2 million to net realized losses and an increase of $0.2 million to net change in unrealized appreciation (depreciation) to adjust for the stepped-up cost basis of the transferred investments as discussed above.

          In accordance with GAAP, for the year ended December 31, 2016, we did not have an accrual for hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of the period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value. As of December 31, 2016, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Gains did not exceed cumulative Adjusted Unrealized Depreciation.

Results of Operations for the Years Ended December 31, 2018, December 31, 2017 and December 31, 2016

Revenue

	Year Ended December 31,

(in thousands)	2018	2017	2016

Interest income	$161,899	$149,800	$147,425
Total dividend income	53,824	37,250	11,200
Other income	15,742	10,756	9,459

Total investment income	$231,465	$197,806	$168,084

          Our total investment income increased by approximately $33.7 million, 17%, for the year ended December 31, 2018 as compared to the year ended December 31, 2017. For the year ended December 31, 2018, total investment income of $231.5 million consisted of approximately $143.6 million in cash interest from investments, approximately $8.6 million in PIK and non-cash interest from investments, approximately $4.5 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $5.2 million, approximately $28.9 million in cash dividends from investments, approximately $24.9 million in PIK and non-cash dividends from investments and approximately $15.8 million in other income. The increase in dividend income of approximately $16.6 million during the year ended December 31, 2018 as compared to the year ended December 31, 2017 was primarily attributable to distributions from our investments in NMNLC, SLP III and PIK and non-cash dividend income from six portfolio companies where we hold equity positions. The increase in interest income of approximately $12.1 million from the year ended December 31, 2017 to the year ended December 31, 2018, is attributable to larger invested balances and rising LIBOR rates. Our larger invested balances were driven by the proceeds from our August 2018 Convertible Notes issuance and our January 2018, July 2018 and September 2018 unsecured notes issuances, as well as, our use of leverage from our revolving credit facilities to originate new investments. The increase in other income, which represents fees that are generally non-recurring in nature, of approximately $5.0 million during the year ended December 31, 2018 as compared to the year ended December 31, 2017 was primarily attributable to upfront, amendment and consent fees received from forty-nine different portfolio companies.

          Our total investment income increased by approximately $29.7 million, 18%, for the year ended December 31, 2017 as compared to the year ended December 31, 2016. For the year ended December 31, 2017, total investment income of $197.8 million consisted of approximately $129.3 million in cash interest from investments, approximately $6.4 million in PIK and non-cash interest from investments, approximately $4.9 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $9.2 million, approximately $19.4 million in cash dividends from investments, approximately $17.8 million in PIK and non-cash dividends from investments and approximately $10.8 million in other income. For the year ended December 31, 2016, total adjusted investment income of $168.0 million consisted of approximately $135.2 million in cash interest from investments, approximately $4.3 million in PIK and non-cash interest from investments, approximately $4.9 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $3.0 million, approximately $8.0 million in cash dividends from investments, approximately $3.2 million in PIK and non-cash dividends from investments and approximately $9.4 million in other income. The increase in interest income of approximately $2.4 million from the year ended December 31, 2016 to the year ended December 31, 2017 is attributable to larger invested balances and prepayment fees received associated with the early repayments of eleven different portfolio companies held as of December 31, 2016. Our larger invested balances were driven by the proceeds from the April 2017 primary offering of our common stock, our June 2017 unsecured notes issuance, as well as, our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. The increase in dividend income of approximately $26.1 million during the year ended December 31, 2017 as compared to the year ended December 31, 2016 was primarily attributable to distributions from our investments in SLP II and NMNLC and PIK non-cash dividend income from five equity positions. The increase in other income, which represents fees that are generally non-recurring in nature, of approximately $1.3 million during the year ended December 31, 2017 as compared to the year ended December 31, 2016 was primarily attributable to structuring, upfront, amendment, consent and commitment fees received from 46 different portfolio companies.

Operating Expenses

	Year Ended December 31,

(in thousands)	2018	2017	2016

Management fee	$38,530	$32,694	$27,551
Less: management fee waiver	(6,709)	(5,642)	(4,824)

Total management fee	31,821	27,052	22,727
Incentive fee	26,508	25,101	22,011
Less: incentive fee waiver	—	(1,800)	—

Total incentive fee	26,508	23,301	22,011
Interest and other financing expenses	57,050	37,094	28,452
Professional fees	4,497	3,658	3,087
Administrative fees	3,629	2,779	2,683
Other general and administrative expenses	1,913	1,636	1,589

Total expenses	125,418	95,520	80,549
Less: expenses waived and reimbursed	(276)	(474)	(725)

Net expenses before income taxes	125,142	95,046	79,824
Income tax expense	291	556	152

Net expenses after income taxes	$125,433	$95,602	$79,976

          Our total net operating expenses increased by approximately $29.8 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017. Our management fee increased by approximately $4.8 million, net of a management fee waiver, and incentive fees increased by approximately $3.2 million, net of an incentive fee waiver, for the year ended December 31, 2018 as compared to the year ended December 31, 2017. The increase in management and incentive fees from the year ended December 31, 2017 to the year ended December 31, 2018 was attributable to larger invested balances, driven by the proceeds from our

April 2017 primary offering of our common stock, our convertible notes issuance, our unsecured notes issuances and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. In addition, our increase in incentive fees was attributable to an incentive fee waiver by the Investment Adviser for the year ended December 31, 2017 of approximately $1.8 million. No capital gains incentive fee was accrued for the year ended December 31, 2018.

          Interest and other financing expenses increased by approximately $20.0 million during the year ended December 31, 2018, primarily due to our issuances of convertible and unsecured notes, higher drawn balances on our SBA-guaranteed debentures, Holdings Credit Facility and NMFC Credit Facility and rising LIBOR rates. Our increase in total professional fees, administrative fees, net of expenses waived and reimbursed, and other general and administrative expenses for the year ended December 31, 2018 as compared to the year ended December 31, 2017 was mainly attributable to an increase in professional fees relating to evaluating and making investments, as well as on-going monitoring of investments.

          Our total net operating expenses increased by approximately $15.6 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Our management fee increased by approximately $4.3 million, net of a management fee waiver, and incentive fees increased by approximately $1.3 million, net of an incentive fee waiver, for the year ended December 31, 2017 as compared to the year ended December 31, 2016. The increase in management and incentive fees from the year ended December 31, 2016 to the year ended December 31, 2017 was attributable to larger invested balances, driven by the proceeds from our April 2017 primary offering of our common stock, our unsecured notes issuances and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. No capital gains incentive fee was accrued for the year ended December 31, 2017.

          Interest and other financing expenses increased by approximately $8.6 million during the year ended December 31, 2017, primarily due to our issuance of our unsecured notes, higher drawn balances on our SBA-guaranteed debentures and an increase in LIBOR rates. Our total professional fees, administrative fees, net of expenses waived and reimbursed, and other general and administrative expenses remained relatively flat for the year ended December 31, 2017 as compared to the year ended December 31, 2016.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Year Ended December 31,

(in thousands)	2018	2017	2016

Net realized losses on investments	$(9,657)	$(39,734)	$(16,717)
Net change in unrealized (depreciation) appreciation of investments	(22,206)	50,794	40,131
Net change in unrealized depreciation of securities purchased under collateralized agreements to resell	(1,704)	(4,006)	(486)
(Provision) benefit for taxes	(112)	140	642

Net realized and unrealized (losses) gains	$(33,679)	$7,194	$23,570

          Our net realized and unrealized losses resulted in a net loss of approximately $33.7 million for the year ended December 31, 2018 compared to the net realized losses and unrealized gains resulting in a net gain of approximately $7.2 million for the same period in 2017. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net loss for the year ended December 31, 2018 was primarily driven by the overall decrease in the market prices of our investments during the period. Also contributing to our net loss were the realized loss on our investment in American Tire Distributors, Inc. ("ATD"), which was sold during the quarter ended June 30, 2018 due to ATD's reported loss of its largest supplier and by the realized loss on our investment in NHME during the quarter ended December 31, 2018 due to the material modification of the original terms and extinguishment of our original investment in the company. This was partially offset by the realized gain on the sale of our investment in HI Technology Corp. The provision for income taxes was attributable to equity investments that are held as of December 31, 2018 in three of our corporate subsidiaries.

          Our net realized losses and unrealized gains resulted in a net gain of approximately $7.2 million for the year ended December 31, 2017 compared to the net realized losses and unrealized gains resulting in a net gain of approximately $23.6 million for the same period in 2016. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net gain for the year ended December 31, 2017 was primarily driven by the overall increase in market prices of our investments during the period. With the completion of the Transtar and Sierra restructurings in April 2017 and July 2017, respectively, $27.6 million and $14.5 million, respectively, of previously recorded unrealized depreciation related to these investments were realized during the year ended December 31, 2017. The benefit for income taxes was primarily attributable to equity investments that are held in three of our corporate subsidiaries as of December 31, 2017.

          The net gain for the year ended December 31, 2016 was primarily driven by the overall increase in the market prices of our investments during the period and sales or repayments of investments with fair values in excess of December 31, 2015 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. The net gain was offset by a $17.9 million realized loss on an investment resulting from the modification of terms on a portfolio company that was accounted for as an extinguishment. The benefit for income taxes was primarily attributable to equity investments that are held in three of our corporate subsidiaries as of December 31, 2016.

Liquidity and Capital Resources

          The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate purposes.

          Since our IPO, and through December 31, 2018, we raised approximately $614.6 million in net proceeds from additional offerings of common stock.

          Our liquidity is generated and generally available through advances from the revolving credit facilities, from cash flows from operations, and, we expect, through periodic follow-on equity offerings. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the 1940 Act, is at least 150.0% after such borrowing (which means we can borrow $2 for every $1 of our equity). On March 23, 2018, the SBCA was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150.0% from 200.0% under certain circumstances. On April 12, 2018, our board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA, and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to us at a special meeting of stockholders, which was held on June 8, 2018. The stockholder proposal was approved by the required votes of our stockholders at such special meeting of stockholders, and thus we became subject to the 150.0% minimum asset coverage ratio on June 9, 2018 (which means we can borrow $2 for every $1 of our equity). As a result of our exemptive relief received on November 5, 2014, we are permitted to exclude our SBA-guaranteed debentures from the 150.0% asset coverage ratio that the we are required to maintain under the 1940 Act. The agreements governing the NMFC Credit Facility, the 2018 Convertible Notes and the Unsecured Notes (as defined below) contain certain covenants and terms, including a requirement that we not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that we not exceed a secured debt ratio of 0.70 to 1.00 at any time. As of December 31, 2018, our asset coverage ratio was 181.37%.

          At December 31, 2018, December 31, 2017 and December 31, 2016, we had cash and cash equivalents of approximately $49.7 million, $34.9 million and $45.9 million, respectively. Our cash (used in) provided by operating activities during the years ended December 31, 2018, December 31, 2017 and December 31, 2016, was approximately $(393.5) million, $(166.3) million and $60.5 million, respectively. We expect that all current liquidity needs will be met with cash flows from operations and other activities.

Borrowings

          Holdings Credit Facility — On December 18, 2014, we entered into the Second Amended and Restated Loan and Security Agreement among us, as the Collateral Manager, NMF Holdings, as the Borrower, Wells Fargo Securities, LLC, as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian (as amended from time to time, the "Holdings Credit Facility"). As of the most recent amendment on November 19, 2018, the maturity date of the Holdings Credit Facility is October 24, 2022, and the maximum facility amount is the lesser of $695.0 million and the actual commitments of the lenders to make advances as of such date.

          As of December 31, 2018, the maximum amount of revolving borrowings available under the Holdings Credit Facility is $615.0 million. Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility is non-recourse to us and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires us to maintain a minimum asset coverage ratio of 150.0%. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          As of the amendment entered into on April 1, 2018, the Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.25% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

(in millions)	2018	2017	2016

Interest expense	$16.1	$11.6	$9.5
Non-usage fee	$0.6	$0.7	$0.8
Amortization of financing costs	$2.5	$1.8	$1.6
Weighted average interest rate	4.2%	3.3%	2.8%
Effective interest rate	5.0%	4.1%	3.5%
Average debt outstanding	$384.4	$345.2	$341.1

          As of December 31, 2018, December 31, 2017 and December 31, 2016, the outstanding balance on the Holdings Credit Facility was $512.6 million, $312.4 million and $333.5 million, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, (as amended from time to time, and together with the related guarantee and security agreement, the "NMFC Credit Facility"), dated June 4, 2014, among us, as the Borrower, Goldman Sachs Bank USA, as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, as Lenders, is structured as a senior secured revolving credit facility. The NMFC Credit Facility is guaranteed by certain of our domestic subsidiaries and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. As of the most recent amendment on July 5, 2018, the maturity date of the NMFC Credit Facility is June 4, 2022 and the NMFC Credit Facility includes the financial covenants related to the asset coverage discussed above.

          As of December 31, 2018, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $135.0 million. We are permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the related Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to the asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

(in millions)	2018	2017	2016

Interest expense	$5.4	$2.0	$2.0
Non-usage fee	$0.1	$0.3	$0.2
Amortization of financing costs	$0.5	$0.4	$0.4
Weighted average interest rate	4.6%	3.6%	3.0%
Effective interest rate	5.1%	4.8%	3.8%
Average debt outstanding	$117.7	$54.9	$66.9

          As of December 31, 2018, December 31, 2017 and December 31, 2016, the outstanding balance on the NMFC Credit Facility was $60.0 million, $122.5 million and $10.0 million, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          DB Credit Facility — The Loan Financing and Servicing Agreement (the "DB Credit Facility") dated December 14, 2018, among NMFDB as the borrower, Deutsche Bank AG, New York Branch ("Deutsche Bank") as the facility agent, Lender and other agent from time to time party thereto and U.S. Bank National Association, as collateral agent and collateral custodian, is structured as a secured revolving credit facility and matures on December 14, 2023.

          As of December 31, 2018, the maximum amount of revolving borrowings available under the DB Credit Facility was $100.0 million. We are permitted to borrow at various advance rates depending on the type of portfolio investment, as outlined in the Loan Financing and Servicing Agreement. The DB Credit Facility is non-recourse to us and is collateralized by all of the investments of NMFDB on an investment by investment basis. All fees associated with the origination of the DB Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the DB Credit Facility. The DB Credit Facility contains certain customary affirmative and negative covenants and events of default. The covenants are generally not tied to mark to market fluctuations in the prices of NMFDB investments, but rather to the performance of the underlying portfolio companies.

          The advances under the DB Credit Facility accrue interest at a per annum rate equal to the Applicable Margin plus the lender's Cost of Funds Rate. The "Applicable Margin" is equal to 2.85% during the Revolving Period and then increases by 0.20% during an Event of Default. The "Cost of Funds Rate" for a conduit lender is the lower of its commercial paper rate and the Base Rate plus 0.50%, and for any other lender is the Base Rate. The "Base Rate" is the three-months LIBOR Rate but may become an alternative base rate based on Deutsche Bank's base lending rate if certain LIBOR disruption events occur. We are also charged a non-usage fee, based on the unused facility amount multiplied by the Undrawn Fee Rate (as defined in the Loan Financing and Servicing Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the DB Credit Facility for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

	2018(1)		2017(2)	2016(2)

Interest expense	$0.1		$—	$—
Non-usage fee	$—	(3)	$—	$—
Amortization of financing costs	$—	(3)	$—	$—
Weighted average interest rate	5.7%		—%	—%
Effective interest rate	6.7%		—%	—%
Average debt outstanding	$49.8		$—	$—

(1)
For the year ended December 31, 2018, amounts reported relate to the period from December 14, 2018 (commencement of the DB Credit Facility) to December 31, 2018.

(2)
Not applicable as the DB Credit Facility commenced on December 14, 2018.

(3)
For the year ended December 31, 2018, non-usage fees and amortization of financing costs were less than $50 thousand.

          As of December 31, 2018, the outstanding balance on the DB Credit Facility was $57.0 million and NMFDB was in compliance with the applicable covenants in the DB Credit Facility on such date.

          NMNLC Credit Facility — The Revolving Credit Agreement (together with the related guarantee and security agreement, the "NMNLC Credit Facility"), dated September 21, 2018, among NMNLC, as the Borrower, and KeyBank National Association, as the Administrative Agent and Lender, is structured as a senior secured revolving credit facility and matures on September 23, 2019. The NMNLC Credit Facility is guaranteed by us and proceeds from the NMNLC Credit Facility may be used for funding of additional acquisition properties.

          The NMNLC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.15% per annum (as defined in the Revolving Credit Agreement).

          As of December 31, 2018, the maximum amount of revolving borrowings available under the NMNLC Credit Facility was $30.0 million. For the year ended December 31, 2018, interest expense, non-usage fees and amortization of financing costs were all less than $50 thousand. As of December 31, 2018, the outstanding balance on the NMNLC Credit Facility was $0 and NMNLC was in compliance with the applicable covenants in the NMNLC Credit Facility on such dates.

  Convertible Notes

          2014 Convertible Notes — On June 3, 2014, we closed a private offering of $115.0 million aggregate principal amount of unsecured convertible notes (the "2014 Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "2014 Indenture"). The 2014 Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). As of June 3, 2015, the restrictions under Rule 144A under the Securities Act were removed, allowing the 2014 Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act. On September 30, 2016, we closed a public offering of an additional $40.3 million aggregate principal amount of the 2014 Convertible Notes. These additional 2014 Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115.0 million aggregate principal amount of 2014 Convertible Notes that we issued on June 3, 2014.

          The 2014 Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The 2014 Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          We may not redeem the 2014 Convertible Notes prior to maturity. No sinking fund is provided for the 2014 Convertible Notes. In addition, if certain corporate events occur, holders of the 2014 Convertible Notes may require us to repurchase for cash all or part of their 2014 Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the 2014 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The 2014 Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the 2014 Convertible Notes and the Trustee if we cease to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the 2014 Indenture.

          2018 Convertible Notes — On August 20, 2018, we closed a registered public offering of $100.0 million aggregate principal amount of unsecured convertible notes (the "2018 Convertible Notes" and together with the 2014 Convertible Notes, the "Convertible Notes"), pursuant to an indenture, dated August 20, 2018, as supplemented by a first supplemental indenture thereto, dated August 20, 2018 (together the "2018A Indenture"). On August 30, 2018, in connection with the registered public offering, we issued an additional $15.0 million aggregate principal amount of the 2018 Convertible Notes pursuant to the exercise of an overallotment option by the underwriter of the 2018 Convertible Notes.

          The 2018 Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2019. The 2018 Convertible Notes will mature on August 15, 2023 unless earlier converted, repurchased or redeemed pursuant to the terms of the 2018A Indenture. We may not redeem the 2018 Convertible Notes prior to May 15, 2023. On or after May 15, 2023, we may redeem the 2018 Convertible Notes for cash, in whole or from time to time in part, at our option at a redemption price, subject to an exception for redemption dates occurring after a record date but on or prior to the interest payment date, equal to the sum of (i) 100% of the principal amount of the 2018 Convertible Notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) a make-whole premium.

          No sinking fund is provided for the 2018 Convertible Notes. Holders of 2018 Convertible Notes may, at their option, convert their 2018 Convertible Notes into shares of our common stock at any time on or prior to the close of business on the business day immediately preceding the maturity date of the 2018 Convertible Notes. In addition, if certain corporate events occur, holders of the 2018 Convertible Notes may require us to repurchase for cash all or part of their 2018 Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the 2018 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The 2018A Indenture contains certain covenants, including covenants requiring us to provide certain financial information to the holders of the 2018 Convertible Notes and the trustee if we cease to be subject to the reporting requirements of the Exchange Act. The 2018A Indenture also includes additional financial covenants related to our asset coverage ratio. These covenants are subject to limitations and exceptions that are described in the 2018A Indenture.

          The following table summarizes certain key terms related to the convertible features of our Convertible Notes as of December 31, 2018.

	2014 Convertible Notes	2018 Convertible Notes

Initial conversion premium	12.5%	10.0%
Initial conversion rate(1)	62.7746	65.8762
Initial conversion price	$15.93	$15.18
Conversion premium at December 31, 2018	11.7%	10.0%
Conversion rate at December 31, 2018(1)(2)	63.2794	65.8762
Conversion price at December 31, 2018(2)(3)	$15.80	$15.18
Last conversion price calculation date	June 3, 2018	August 20, 2018

(1)
Conversion rates denominated in shares of common stock per $1.0 thousand principal amount of the Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at December 31, 2018 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in distributions in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in distributions, are subject to a conversion price floor of $14.05 per share for the 2014 Convertible Notes and $13.80 per share for the 2018 Convertible Notes. In no event will the total number of shares of common stock issuable upon conversion exceed 71.1893 per $1.0 thousand principal amount of the 2014 Convertible Notes or 72.4637 per $1 principal amount of the 2018 Convertible Notes. We have determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are unsecured obligations and rank senior in right of payment to our existing and future indebtedness, if any, that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles. As reflected in Note 12. Earnings Per Share to our consolidated financial statements included in this prospectus, the issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          The following table summarizes the interest expense, amortization of financing costs and amortization of premium incurred on the Convertible Notes for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

(in millions)	2018(1)	2017	2016

Interest expense	$10.2	$7.8	$6.3
Amortization of financing costs	$1.3	$1.2	$0.9
Amortization of premium(2)	$(0.1)	$(0.1)	$—
Weighted average interest rate	5.2%	5.0%	5.0%
Effective interest rate	5.7%	5.7%	5.7%
Average debt outstanding	$197.1	$155.3	$125.2

(1)
For the year ended December 31, 2018, amounts reported include interest and amortization of financing costs related to the 2018 Convertible Notes for the period from August 20, 2018 (issuance of the 2018 Convertible Notes) to December 31, 2018.

(2)
For the year ended December 31, 2016, the total amortization of premium was less than $50 thousand.

          As of December 31, 2018, December 31, 2017 and December 31, 2016, the outstanding balance on the Convertible Notes was $270.3 million, $155.3 million and $155.3 million, respectively, and NMFC was in compliance with the terms of the 2014 Indenture and 2018A Indenture on such dates, as applicable.

  Unsecured Notes

          On May 6, 2016, we issued $50.0 million in aggregate principal amount of five-year unsecured notes that mature on May 15, 2021 (the "2016 Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. On September 30, 2016, we entered into an amended and restated note purchase agreement (the "NPA") and issued an additional $40.0 million in aggregate principal amount of 2016 Unsecured Notes to institutional investors in a private placement. On June 30, 2017, we issued $55.0 million in aggregate principal amount of five-year unsecured notes that mature on July 15, 2022 (the "2017A Unsecured Notes"), pursuant to the NPA and a supplement to the NPA. On January 30, 2018, we issued $90.0 million in aggregate principal amount of five year unsecured notes that mature on January 30, 2023 (the "2018A Unsecured Notes") pursuant to the NPA and a second supplement to the NPA. On July 5, 2018, we issued $50.0 million in aggregate principal amount of five year unsecured notes that mature on June 28, 2023 (the "2018B Unsecured Notes") pursuant to the NPA and a third supplement to the NPA (the "Third Supplement"). The NPA provides for future issuances of unsecured notes in separate series or tranches.

          The 2016 Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, which commenced on November 15, 2016. The 2017A Unsecured Notes bear interest at an annual rate of 4.760%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2018. The 2018A Unsecured Notes bear interest at an annual rate of 4.870%, payable semi-annually on February 15 and August 15 of each year, which commenced on August 15, 2018. The 2018B Unsecured Notes bear interest at an annual rate of 5.360%, payable semi-annually on January 15 and July 15 of each year, which commences on January 15, 2019. These interest rates are subject to increase in the event that: (i) subject to certain exceptions, the underlying unsecured notes or we cease to have an investment grade rating or (ii) the aggregate amount of our unsecured debt falls below $150.0 million. In each such event, we have the option to offer to prepay the underlying unsecured notes at par, in which case holders of the underlying unsecured notes who accept the offer would not receive the increased interest rate. In addition, we are obligated to offer to prepay the underlying unsecured notes at par if the Investment Adviser, or an affiliate thereof, ceases to be our investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The NPA contains customary terms and conditions for unsecured notes issued, including, without limitation, an option to offer to prepay all or a portion of the unsecured notes under its governance at par (plus a make-whole amount if applicable), affirmative and negative covenants such as information reporting, maintenance of our status as a BDC under the 1940 Act and a RIC under the Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes at NMFC or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of NMFC or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy. The Third Supplement includes additional financial covenants related to asset coverage as well as other terms.

          On September 25, 2018, we closed a registered public offering of $50.0 million in aggregate principal amount of five-year 5.75% Unsecured Notes (together with the 2016 Unsecured Notes, 2017A Unsecured Notes, 2018A Unsecured Notes and 2018B Unsecured Notes, the "Unsecured Notes"), pursuant to an indenture, dated August 20, 2018, as supplemented by a second supplemental indenture thereto, dated September 25, 2018 (together, the "2018B Indenture"). On October 17, 2018, in connection with the registered public offering, we issued an additional $1.8 million aggregate principal amount of the 5.75% Unsecured Notes pursuant to the exercise of an overallotment option by the underwriters of the 5.75% Unsecured Notes.

          The 5.75% Unsecured Notes bear interest at an annual rate of 5.75%, payable quarterly on January 1, April 1, July 1 and October 1 of each year, which commenced on January 1, 2019. The 5.75% Unsecured Notes will mature on October 1, 2023 unless earlier redeemed. The 5.75% Unsecured Notes are listed on the New York Stock Exchange and trade under the trading symbol "NMFX."

          We may redeem the 5.75% Unsecured Notes, in whole or in part, at any time, or from time to time, at our option on or after October 1, 2020, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

          No sinking fund is provided for the 5.75% Unsecured Notes and holders of the 5.75% Unsecured Notes have no option to have their 5.75% Unsecured Notes repaid prior to the stated maturity date.

          The 2018B Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC and (ii) provide certain financial information to the holders of the 5.75% Unsecured Notes and the trustee if we cease to be subject to the reporting requirements of the Exchange Act. The 2018B Indenture also includes additional financial covenants related to asset coverage. These covenants are subject to limitations and exceptions that are described in the 2018B Indenture.

          The 2018B Indenture provides for customary events of default and further provides that the trustee or the holders of 25% in aggregate principal amount of the outstanding 5.75% Unsecured Notes may declare such 5.75% Unsecured Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

          The Unsecured Notes are unsecured obligations and rank senior in right of payment to our existing and future indebtedness, if any, that is expressly subordinated in right of payment to the Unsecured Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles.The following table summarizes the interest expense and amortization of financing costs incurred on the Unsecured Notes for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

(in millions)	2018(1)	2017(2)	2016(3)

Interest expense	$13.5	$6.1	$2.3
Amortization of financing costs	$0.8	$0.5	$0.2
Weighted average interest rate	5.1%	5.2%	5.3%
Effective interest rate	5.4%	5.6%	5.8%
Average debt outstanding	$266.3	$117.9	$65.5

(1)
For the year ended December 31, 2018, amounts reported include interest and amortization of financing costs related to the 2018A Unsecured Notes for the period from January 30, 2018 (issuance of the 2018A Unsecured Notes) to December 31, 2018, the 2018B Unsecured Notes for the period from July 5, 2018 (issuance of the 2018B Unsecured Notes) to December 31, 2018 and the 5.75% Unsecured Notes for the period from September 25, 2018 (issuance of the 5.75% Unsecured Notes) to December 31, 2018.

(2)
For the year ended December 31, 2017, amounts reported include interest and amortization of financing costs related to the 2017A Unsecured Notes for the period from June 30, 2017 (issuance of the 2017A Unsecured Notes) to December 31, 2018.

(3)
For the year ended December 31, 2016 amounts reported include interest and amortization of financing costs for the period from May 6, 2016 (issuance of the 2016 Unsecured Notes) to December 31, 2016.

          As of December 31, 2018, December 31, 2017 and December 31, 2016, the outstanding balance on the Unsecured Notes was $336.8 million, $145.0 million and $90.0 million, respectively, and we were in compliance with the terms of the NPA and the 2018B Indenture as of such dates, as applicable.

          SBA-guaranteed debentures — On August 1, 2014 and August 25, 2017, respectively, SBIC I and SBIC II received SBIC licenses from the SBA to operate as SBICs.

          The SBIC license allows SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to us, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC I and SBIC II over our stockholders in the event SBIC I and SBIC II are liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations for a single licensee is $150.0 million as long as the licensee has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In June 2018, legislation amended the 1958 Act by increasing the individual leverage limit from $150.0 million to $175.0 million, subject to SBA approvals. As of December 31, 2018 and December 31, 2017, SBIC I had regulatory capital of $75.0 million and

$75.0 million, respectively, and SBA-guaranteed debentures outstanding of $150.0 million and $150.0 million, respectively. As of December 31, 2018 and December 31, 2017, SBIC II had regulatory capital of $42.5 million and $2.5 million, respectively, and SBA-guaranteed debentures outstanding of $15.0 million and $0.0 million, respectively. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the life of the SBA-guaranteed debentures. The following table summarizes our SBA-guaranteed debentures as of December 31, 2018.

(in millions) Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge

Fixed SBA-guaranteed debentures(1):
March 25, 2015	March 1, 2025	$37.5	2.517%	0.355%
September 23, 2015	September 1, 2025	37.5	2.829%	0.355%
September 23, 2015	September 1, 2025	28.8	2.829%	0.742%
March 23, 2016	March 1, 2026	13.9	2.507%	0.742%
September 21, 2016	September 1, 2026	4.0	2.051%	0.742%
September 20, 2017	September 1, 2027	13.0	2.518%	0.742%
March 21, 2018	March 1, 2028	15.3	3.187%	0.742%
Fixed SBA-guaranteed debentures(2):
September 19, 2018	September 1, 2028	15.0	3.548%	0.222%

Total SBA-guaranteed debentures		$165.0

(1)
SBA-guaranteed debentures are held in SBIC I.

(2)
SBA-guaranteed debentures are held in SBIC II.

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

(in millions)	2018	2017	2016

Interest expense	$5.1	$4.2	$3.8
Amortization of financing costs	$0.5	$0.4	$0.4
Weighted average interest rate	3.2%	3.1%	3.1%
Effective interest rate	3.6%	3.5%	3.5%
Average debt outstanding	$158.5	$132.6	$119.8

          The SBIC program is designed to stimulate the flow of private investor capital into eligible smaller enterprises as defined by the SBA. Under SBA regulations, SBICs are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to us. SBICs are subject to an annual periodic examination by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of December 31, 2018, December 31, 2017, and December 31, 2016, SBIC I was in compliance with SBA regulatory requirements and as of December 31, 2018 and December 31, 2017, SBIC II was in compliance with SBA regulatory requirements.

Off-Balance Sheet Arrangements

          We may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of December 31, 2018 and December 31, 2017, we had outstanding commitments to third parties to fund investments totaling $137.9 million and $77.4 million, respectively, under various undrawn revolving credit facilities, delayed draw commitments or other future funding commitments.

          We may from time to time enter into financing commitment letters or bridge financing commitments, which could require funding in the future. As of December 31, 2018 and December 31, 2017, we had commitment letters to purchase investments in aggregate par amount of $27.5 million and $13.9 million, respectively. As of December 31, 2018 and December 31, 2017, we had not entered into any bridge financing commitments which could require funding in the future.

          As of December 31, 2018, we had unfunded commitments related to our equity investment in SLP III of $1.6 million, which may be funded at our discretion.

Contractual Obligations

          A summary of our significant contractual payment obligations as of December 31, 2018 is as follows:

	Contractual Obligations Payments Due by Period

(in millions)	Total	Less than 1 Year	1 - 3 Years	3 - 5 Years	More than 5 Years

Holdings Credit Facility(1)	$512.6	$—	$—	$512.6	$—
Convertible Notes(2)	270.3	155.3	—	115.0	—
SBA-guaranteed debentures(3)	165.0	—	—	—	165.0
Unsecured Notes(4)	336.8	—	90.0	246.8	—
NMFC Credit Facility(5)	60.0	—	—	60.0	—
DB Credit Facility(6)	57.0	—	—	57.0	—

Total Contractual Obligations	$1,401.7	$155.3	$90.0	$991.4	$165.0

(1)
Under the terms of the $615.0 million Holdings Credit Facility, all outstanding borrowings under that facility ($512.6 million as of December 31, 2018) must be repaid on or before October 24, 2022. As of December 31, 2018, there was approximately $102.4 million of possible capacity remaining under the Holdings Credit Facility.

(2)
$155.3 million of the 2014 Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option and the $115.0 million of the 2018 Convertible Notes will mature on August 15, 2023 unless earlier converted or repurchased at the holder's option or redeemed by us.

(3)
Our SBA-guaranteed debentures will begin to mature on March 1, 2025.

(4)
$90.0 million of the 2016 Unsecured Notes will mature on May 15, 2021 unless earlier repurchased, $55.0 million of the 2017A Unsecured Notes will mature on July 15, 2022 unless earlier repurchased, $90.0 million of the 2018A Unsecured Notes will mature on January 30, 2023 unless earlier repurchased and $50.0 million of the 2018B Unsecured Notes will mature on June 28, 2023 unless earlier repurchased. $51.8 million of the 5.75% Unsecured Notes will mature on October 1, 2023 unless earlier repurchased.

(5)
Under the terms of the $135.0 million NMFC Credit Facility, all outstanding borrowings under that facility ($60.0 million as of December 31, 2018) must be repaid on or before June 4, 2022. As of December 31, 2018, there was approximately $75.0 million of possible capacity remaining under the NMFC Credit Facility.

(6)
Under the terms of the $100.0 million DB Credit Facility, all outstanding borrowings under that facility ($57.0 million as of December 31, 2018) must be repaid on or before December 14, 2023. As of December 31, 2018, there was approximately $43.0 million of possible capacity remaining under the DB Credit Facility.

          We have entered into the Investment Management Agreement with the Investment Adviser in accordance with the 1940 Act. Under the Investment Management Agreement, the Investment Adviser has agreed to provide us with investment advisory and management services. We have agreed to pay for these services (1) a management fee and (2) an incentive fee based on our performance.

          We have also entered into the administration agreement, as amended and restated (the "Administration Agreement") with the Administrator. Under the Administration Agreement, the Administrator has agreed to arrange office space for us and provide office equipment and clerical, bookkeeping and record keeping services and other administrative services necessary to conduct our respective day-to-day operations. The Administrator has also agreed to maintain, or oversee the maintenance of, our financial records, our reports to stockholders and reports filed with the SEC.

          If any of the contractual obligations discussed above are terminated, our costs under any new agreements that are entered into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Management Agreement and the Administration Agreement.

Distributions and Dividends

          Distributions declared and paid to stockholders for the year ended December 31, 2018 totaled $103.4 million.

          The following table reflects cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the years ended December 31, 2018 and December 31, 2017:

Fiscal Year Ended	Date Declared	Record Date	Payment Date	Per Share Amount

December 31, 2018
Fourth Quarter	November 1, 2018	December 14, 2018	December 28, 2018	$0.34
Third Quarter	August 1, 2018	September 14, 2018	September 28, 2018	0.34
Second Quarter	May 2, 2018	June 15, 2018	June 29, 2018	0.34
First Quarter	February 21, 2018	March 15, 2018	March 29, 2018	0.34

				$1.36
December 31, 2017
Fourth Quarter	November 2, 2017	December 15, 2017	December 28, 2017	$0.34
Third Quarter	August 4, 2017	September 15, 2017	September 29, 2017	0.34
Second Quarter	May 4, 2017	June 16, 2017	June 30, 2017	0.34
First Quarter	February 23, 2017	March 17, 2017	March 31, 2017	0.34

				$1.36

          Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2018 and December 31, 2017, total distributions were $103.4 million and $100.9 million, respectively, of which the distributions were comprised of approximately 83.74% and 71.50%, respectively, of ordinary income, 0.00% and

0.00%, respectively, of long-term capital gains and approximately 16.26% and 28.50%, respectively, of a return of capital. Future quarterly distributions, if any, will be determined by our board of directors.

          We intend to pay quarterly distributions to our stockholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately all of our net investment income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment.

          We maintain an "opt out" dividend reinvestment plan on behalf of our common stockholders, pursuant to which each of our stockholders' cash distributions will be automatically reinvested in additional shares of common stock, unless the stockholder elects to receive cash. See Note 2. Summary of Significant Accounting Policies to our consolidated financial statements included in this prospectus for additional details regarding our dividend reinvestment plan.

Related Parties

          We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  We have entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

  •
  We have entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges our office space and provides office equipment and administrative services necessary to conduct our respective day-to-day operations pursuant to the Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the year ended December 31, 2018, approximately $2.4 million of indirect administrative expenses were included in administrative expenses, of which $0.3 million were waived by the Administrator. As of December 31, 2018, $0.7 million of indirect administrative expenses were included in payable to affiliates.

  •
  We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors, which is available on our website at http://www.newmountainfinance.com. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, to our investment mandates, including Guardian II. The Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

SENIOR SECURITIES

          Information about our senior securities as of December 31, 2018, 2017, 2016, 2015 and 2014 and information about NMF Holdings' senior securities as of December 31, 2013, 2012, 2011, 2010 and 2009 are shown in the following table. The report of Deloitte & Touche LLP, an independent registered public accounting firm, on the senior securities table as of December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2) (in millions)	Asset Coverage Per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)

December 31, 2018
Holdings Credit Facility	$512.6	$1,814	—	N/A
2014 Convertible Notes	155.3	1,814	—	N/A
2018 Convertible Notes	115.0	1,814	—	N/A
Unsecured Notes (not including the 5.75% Unsecured Notes)	285.0	1,814	—	N/A
5.75% Unsecured Notes	51.8	1,814	—	$24.7
NMFC Credit Facility	60.0	1,814	—	N/A
DB Credit Facility	57.0	1,814	—	N/A
December 31, 2017
Holdings Credit Facility	312.4	2,408	—	N/A
2014 Convertible Notes	155.3	2,408	—	N/A
Unsecured Notes	145.0	2,408	—	N/A
NMFC Credit Facility	122.5	2,408	—	N/A
December 31, 2016
Holdings Credit Facility	333.5	2,593	—	N/A
2014 Convertible Notes	155.3	2,593	—	N/A
Unsecured Notes	90.0	2,593	—	N/A
NMFC Credit Facility	10.0	2,593	—	N/A
December 31, 2015
Holdings Credit Facility	419.3	2,341	—	N/A
2014 Convertible Notes	115.0	2,341	—	N/A
NMFC Credit Facility	90.0	2,341	—	N/A
December 31, 2014
Holdings Credit Facility	468.1	2,267	—	N/A
2014 Convertible Notes	115.0	2,267	—	N/A
NMFC Credit Facility	50.0	2,267	—	N/A
December 31, 2013
Holdings Credit Facility	221.8	2,577	—	N/A
SLF Credit Facility	214.7	2,577	—	N/A
December 31, 2012
Holdings Credit Facility	206.9	2,353	—	N/A
SLF Credit Facility	214.3	2,353	—	N/A
December 31, 2011
Holdings Credit Facility	129.0	2,426	—	N/A
SLF Credit Facility	165.9	2,426	—	N/A
December 31, 2010(6)
Holdings Credit Facility	59.7	3,074	—	N/A
SLF Credit Facility	56.9	3,074	—	N/A
December 31, 2009(6)
Holdings Credit Facility	77.7	4,080	—	N/A

(1)
We have excluded our SBA-guaranteed debentures from this table as a result of the SEC exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 150.0% asset coverage ratio we are required to maintain under the 1940 Act. At December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, we had $165.0 million, $150.0 million, $121.7 million, 117.7 million and

  $37.5 million, respectively, in SBA-guaranteed debentures outstanding. At December 31, 2013, 2012, 2011, 2010 and 2009, we had no outstanding SBA-guaranteed debentures. Total asset coverage per unit including the SBA-guaranteed debentures as of December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 is $1,718, $2,169, $2,320, $2,128 and $2,196, respectively, and unchanged for the prior years.

(2)
Total amount of each class of senior securities outstanding at the end of the period presented.

(3)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(4)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(5)
Not applicable for any of the senior securities (except the 5.75% Unsecured Notes) as they are not registered for public trading. For the 5.75% Unsecured Notes, the amounts represent the average of the daily closing prices on the New York Stock Exchange for the period from September 28, 2018 (date of listing) through December 31, 2018.

(6)
Prior to NMFC's IPO on May 19, 2011, these credit facilities existed at the Predecessor Entities.

BUSINESS
The Company

          We are a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act. Since our IPO, and through December 31, 2018, we raised approximately $614.6 million in net proceeds from additional offerings of our common stock.

          The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. The Administrator, a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct our day-to-day operations.

          We have established the following wholly-owned direct and indirect subsidiaries:

  •
  NMF Holdings and NMFDB, whose assets are used secure the NMF Holdings' credit facility and NMFDB's credit facility, respectively;

  •
  SBIC I and SBIC II, who have received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act' and their general partners, SBIC I GP and SBIC II GP, respectively;

  •
  NMNLC, which acquires commercial real properties that are subject to "triple net" leases and intends to qualify as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code;

  •
  NMF Ancora, NMF QID and NMF YP, which serve as tax blocker corporations by holding equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities); we consolidate our tax blocker corporations for accounting purposes but the tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies; and

  •
  NMF Servicing, which serves as the administrative agent on certain investment transactions.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests.

          Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC I's and SBIC II's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of December 31, 2018, our top five industry concentrations were business services, software, healthcare services, education and investment funds (which includes our investments in our joint ventures).

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of December 31, 2018, our net asset value was $1,006.3 million and our portfolio had a fair value of approximately $2,342.0 million in 92 portfolio companies, with a weighted average yield to maturity at cost for income producing investments ("YTM at Cost") and a weighted average yield to maturity at cost for all investments ("YTM at Cost for Investments") of approximately 10.4% and 10.4%, respectively.

          The following table summarizes our indebtedness as of December 31, 2018:

Borrowing	Maturity Date	Permitted Borrowing	Total Outstanding

		(in millions)	(in millions)
Holdings Credit Facility	October 24, 2022	$615.0	$512.6
NMFC Credit Facility	June 4, 2022	135.0	60.0
DB Credit Facility	December 14, 2023	100.0	57.0
NMNLC Credit Facility	September 23, 2019	30.0	—
2014 Convertible Notes	June 15, 2019	n/a	155.3
2018 Convertible Notes	August 15, 2023	n/a	115.0
2016 Unsecured Notes	May 15, 2021	n/a	90.0
2017A Unsecured Notes	July 15, 2022	n/a	55.0
2018A Unsecured Notes	January 30, 2023	n/a	90.0
2018B Unsecured Notes	June 28, 2023	n/a	50.0
5.75% Unsecured Notes	October 1, 2023	n/a	51.8
SBA-guaranteed debentures	Beginning March 1, 2025	n/a	165.0

			$1,401.7

n/a — not applicable

          For a detailed discussion of the Holdings Credit Facility, the NMFC Credit Facility, the NMNLC Credit Facility, the DB Credit Facility, the Convertible Notes, the SBA-guaranteed debentures and the Unsecured Notes, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

          We expect to continue to finance our investments using both debt and equity, including proceeds from equity and debt securities issued.

 New Mountain Capital

          New Mountain Capital manages private equity, public equity and credit investment vehicles. New Mountain Capital's first private equity fund, the $770.0 million New Mountain Partners, L.P., or "Fund I", began its investment period in January 2000. New Mountain Capital's second private equity fund, the $1.6 billion New Mountain Partners II, L.P., or "Fund II", began its investment period in January 2005. New Mountain Capital's third private equity fund, New Mountain Partners III, L.P., or "Fund III", with over $5.1 billion of aggregate commitments, began its investment period in August 2007. New Mountain Capital's fourth private equity fund, New Mountain Partners IV, L.P., or "Fund IV", with over $4.1 billion of aggregate commitments, began its investment period in July 2013. New Mountain Capital's fifth private equity fund, New Mountain Partners V, L.P., or "Fund V", with over $6.15 billion of aggregate commitments, began its investment period in June 2017. New Mountain Capital manages public equity portfolios through New Mountain Vantage Advisers, L.L.C., which is designed to apply New Mountain Capital's established strengths toward non-control positions in the U.S. public equity markets generally. New Mountain Capital manages its debt portfolio through us, and Guardian II.

          New Mountain Capital's mission is to be "best in class" in the new generation of investment managers as measured by returns, control of risk, service to investors and the quality of the businesses in which New Mountain Capital invests. All of New Mountain Capital's efforts emphasize intensive fundamental research and the proactive creation of proprietary investment advantages in carefully selected industry sectors. New Mountain Capital is a generalist firm but has developed particular competitive advantages in what New Mountain Capital believes to be particularly attractive sectors, such as education, healthcare, distribution & logistics, business and industrial services, federal information technology services, media, software, insurance, consumer products, financial services and technology, infrastructure and energy. New Mountain Capital is focused on systematically establishing expertise in new sectors in which it believes it will have a competitive advantage over time.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. The Investment Adviser also manages Guardian II, which commenced operations in April 2017. As of December 31, 2018, the Investment Adviser was supported by supported by over 145 employees and senior advisors.

          The Investment Adviser is managed by a five member Investment Committee, which is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Peter N. Masucci served on the Investment Committee from August 2017 to July 2018. Beginning in August 2018, Andre V. Moura was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment

Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Investment Objective and Portfolio

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. Our first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests such as preferred stock, common stock, warrants or options received in connection with our debt investments or may include a direct investment in the equity of private companies.

          We make investments through both primary originations and open-market secondary purchases. We primarily target loans to, and invest in, the U.S. middle market businesses, a market segment we believe continues to be underserved by other lenders. We define middle market businesses as those businesses with annual earnings before interest, taxes, depreciation, and amortization ("EBITDA") between $10.0 million and $200.0 million. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, each of SBIC I's and SBIC II's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of December 31, 2018, our top five industry concentrations were business services, software, healthcare services, education and investment funds (which includes our investments in our joint ventures). Our targeted investments typically have maturities of between five and ten years and generally range in size between $10.0 million and $125.0 million. This investment size may vary proportionately as the size of our capital base changes. At December 31, 2018, our portfolio consisted of 92 portfolio companies and was invested 50.1% in first lien loans, 28.3% in second lien loans, 2.8% in subordinated debt and 18.8% in equity and other, as measured at fair value.

          The following table shows our portfolio and investment activity for the years ended December 31, 2018, 2017 and 2016.

	Year Ended December 31,

(in millions)	2018	2017	2016

New investments in 67, 64 and 43 portfolio companies, respectively	$1,321.6	$999.7	$558.1
Debt repayments in existing portfolio companies	592.4	696.6	479.5
Sales of securities in 14, 17 and 10 portfolio companies, respectively	210.5	70.7	67.6
Change in unrealized appreciation on 25, 58 and 71 portfolio companies, respectively	14.8	66.1	76.5
Change in unrealized depreciation on 88, 43 and 24 portfolio companies, respectively	(37.0)	(15.3)	(36.4)

          At December 31, 2018, our weighted average Yield to Maturity at Cost was approximately 10.4% and our Yield to Maturity at Cost for Investments was approximately 10.4%.

          The following summarizes our ten largest portfolio company investments and the top ten industries in which we were invested as of December 31, 2018, calculated as a percentage of total assets as of December 31, 2018:

Portfolio Company	Percent of Total Assets

UniTek Global Services, Inc.	3.4%
NMFC Senior Loan Program II LLC	3.2%
NMFC Senior Loan Program III LLC	3.2%
Benevis Holding Corp.	3.2%
Integro Parent Inc.	2.6%
Avatar Topco, Inc.	2.5%
Kronos Incorporated	2.3%
CentralSquare Technologies, LLC	2.3%
Dealer Tire, LLC	2.1%
Tenawa Resource Holdings, LLC	2.0%

Total	26.8%

Industry Type	Percent of Total Assets

Business Services	22.6%
Software	19.5%
Healthcare Services	14.2%
Education	8.6%
Investment Fund	7.4%
Consumer Services	4.9%
Energy	4.3%
Net Lease	3.9%
Distribution & Logistics	3.3%
Federal Services	3.0%

Total	91.7%

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding in 1999. We focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are secular and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. John R. Kline, our President and Chief Operating Officer and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Targets investments in companies with significant equity value in excess of our debt investments.

Access to Non Mark to Market, Seasoned Leverage Facilities

          The amount available under our Holdings Credit Facility and DB Credit Facility are generally not subject to reduction, as a result of mark to market fluctuations in our portfolio investments. None of our credit facilities mature prior to June 2022 with the exception of the NMNLC Credit Facility which matures in September 2019. For a detailed discussion of our credit facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources."

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Increased regulatory scrutiny of banks has reduced middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Conservative loan to value.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, original issue discount, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

Investment Criteria

          The Investment Adviser has identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

  •
  Defensive growth industries.  We seek to invest in industries that can succeed in both robust and weak economic environments but which are also sufficiently large and growing to achieve high valuations providing enterprise value cushion for our targeted debt securities.

  •
  High barriers to competitive entry.  We target industries and companies that have well defined industries and well established, understandable barriers to competitive entry.

  •
  Recurring revenue.  Where possible, we focus on companies that have a high degree of predictability in future revenue.

  •
  Flexible cost structure.  We seek to invest in businesses that have limited fixed costs and therefore modest operating leverage.

  •
  Strong free cash flow and high return on assets.  We focus on businesses with a demonstrated ability to produce meaningful free cash flow from operations. We typically target companies that are not asset intensive and that have minimal capital expenditure and minimal working capital growth needs.

  •
  Sustainable business and niche market dominance.  We seek to invest in businesses that exert niche market dominance in their industry and that have a demonstrated history of sustaining market leadership over time.

  •
  Established companies.  We seek to invest in established companies with sound historical financial performance. We do not intend to invest in start-up companies or companies with speculative business plans.

  •
  Private equity sponsorship.  We generally seek to invest in companies in conjunction with private equity sponsors who we know and trust and who have proven capabilities in building value.

  •
  Seasoned management team.  We generally require that its portfolio companies have a seasoned management team with strong corporate governance. Oftentimes we have a historical relationship with or direct knowledge of key managers from previous investment experience.

Investment Selection and Process

          The Investment Adviser believes it has developed a proven, consistent and replicable investment process to execute our investment strategy. The Investment Adviser seeks to identify the most attractive investment sectors from the top down and then works to become the most advantaged investor in these sectors. The steps in the Investment Adviser's process include:

          Identifying attractive investment sectors top down:    The Investment Adviser works continuously and in a variety of ways to proactively identify the most attractive sectors for investment opportunities. The investment professionals of the Investment Adviser participate in this process through both individual and group efforts, formal and informal. The Investment Adviser has also worked with consultants, investment bankers and public equity managers to supplement its internal analyses, although the prime driver of sector ideas has been the Investment Adviser itself.

          Creating competitive advantages in the selected industry sectors:    Once a sector has been identified, the Investment Adviser works to make itself the most advantaged and knowledgeable investor in that sector. An internal working team is assigned to each project. The team may spend months confirming the sector thesis and building the Investment Adviser's leadership in this sector. In general, the Investment Adviser seeks to construct proprietary databases and to utilize the best specialized industry consultants. The Investment Adviser particularly stresses the establishment of close relationships with operating managers in each field in order to gain the deepest possible level of understanding. When advisable, industry executives have been placed on New Mountain Capital's Management Advisory Board or have been hired on salary as "executives in residence". When the Investment Adviser considers specific investment ideas in its chosen sectors, it can triangulate its own views against the views of its management relationships, consultants, brokers, bankers and others. The Investment Adviser believes this multi-front analysis leads to strong decision making and company identification. The Investment Adviser also believes that its "flexible specialization" approach gives us all the benefits of a narrow-based sector fund without forcing us to invest in any industry sector at an inappropriate time for that sector. The Investment Adviser can also become a leading investment expert in lesser known or smaller sectors that would not support an entire fund dedicated solely to them.

          Targeting companies with leading market share and attractive business models in its chosen sectors:    The Investment Adviser, consistent with New Mountain Capital's historical approach, typically follows a "good to great" approach, seeking to invest in debt securities of companies in its chosen sectors that it believes are already safe and successful but where the Investment Adviser sees an opportunity for further increases in enterprise value due to special circumstances existing at the time of the financing or through value that a sponsor can add. The investment professionals of the Investment Adviser have been successful in targeting companies with leading market shares, rapid growth, high free cash flows, high operating margins, high barriers to entry and which produce goods or services that are of value to their customers.

          Utilizing this research platform, we have largely invested in the debt of companies and industries that have been researched by New Mountain Capital's private equity efforts. In many instances, we have studied the specific debt issuer with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to a potential private equity investment. In other situations, while New Mountain Capital may not have specifically analyzed the issuer in the past, we have deep knowledge of the company's industry through New Mountain Capital's private equity work. We expect the Investment Adviser to continue this approach in the future.

          Beyond the foregoing, the investment professionals of the Investment Adviser have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community. We have sourced and we expect to continue sourcing new investment opportunities from both private equity sponsors and other lenders and agents. In private equity, we have strong, personal relationships with principals at a significant majority of relevant sponsors, and we expect that we will continue to utilize those relationships to generate investment opportunities. In the same fashion, we have an extensive relationship network with lenders and agents, including commercial banks, investment banks, loan funds, mezzanine funds and a wide range of smaller agents that seek debt capital on behalf of their clients. In addition to newly issued primary opportunities, we have extensive experience in sourcing investment opportunities from the secondary market, and will continue to actively monitor that large, and often volatile, area for appropriate investment opportunities.

          This team performs the core underwriting function to determine the attractiveness of the target's business model, focusing on the investment criteria described above. The team ultimately develops a forecast of a target's likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting, and operations. We believe the presence within New Mountain Capital of numerous former CEOs and other senior operating executives, and their active involvement in our underwriting process, combined with New Mountain Capital's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator for us versus typical debt investment vehicles.

          In addition to performing rigorous business due diligence, the Investment Adviser also thoroughly reviews and/or structures the relevant credit documentation, including bank credit agreements and bond indentures, to ensure that any securities we invest in have appropriate credit rights, protections and remedies. There is a strong focus on appropriate covenant packages. This part of the process, as well as the determination of the appropriate price/yield parameters for individual securities, is led by Robert A. Hamwee, John R. Kline and James W. Stone III with significant input as needed from other professionals with extensive credit experience, such as Steven B. Klinsky, New Mountain Capital's Managing Director, Founder and Chief Executive Officer, and others.

Investment Committee

          The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Peter N. Masucci served on the Investment Committee from August 2017 to July 2018. Beginning in August 2018, Andre V. Moura was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. The Investment Committee is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

          The purpose of the Investment Committee is to evaluate and approve, as deemed appropriate, all investments by the Investment Adviser, subject to certain thresholds. The Investment Committee process is intended to bring the diverse experience and perspectives of the Investment Committee's members to the analysis and consideration of every investment. The Investment Committee also serves to provide investment consistency and adherence to the Investment Adviser's investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

          In addition to reviewing investments, the Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of our investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

          We target debt investments that will yield meaningful current income and occasionally provide the opportunity for capital appreciation through equity securities. Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target.

Debt Investments

          The terms of our debt investments are tailored to the facts and circumstances of the transaction and prospective portfolio company and structured to protect its rights and manage its risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is the cash interest that we collect on our debt investments.

  •
  First Lien Loans and Bonds.  First lien loans and bonds generally have terms of four to seven years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. First lien loans may also include unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. These first lien loans and bonds may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

  •
  Second Lien Loans and Bonds.  Second lien loans and bonds generally have terms of five to eight years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. These second lien loans and bonds may include PIK interest.

  •
  Unsecured Senior, Subordinated and "Mezzanine" Loans and Bonds.  Any unsecured investments are generally expected to have terms of five to ten years and provide for a fixed interest rate. Unsecured investments may include PIK interest and may have an equity component, such as warrants to purchase common stock in the portfolio company.

          In addition, from time to time we may also enter into revolving credit facilities, bridge financing commitments, delayed draw commitments or other commitments which can result in providing future financing to a portfolio company.

Equity Investments

          When we make a debt investment, we may be granted equity in the portfolio company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Portfolio Company Monitoring

          We monitor the performance and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of our original investment strategy. We use several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

  •
  review of monthly and/or quarterly financial statements and financial projections for portfolio companies provided by its management;

  •
  ongoing dialogue with and review of original diligence sources;

  •
  periodic contact with portfolio company management (and, if appropriate, the private equity sponsor) to discuss financial position, requirements and accomplishments; and

  •
  assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

          We use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. We use a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations, where the risk of loss has materially increased since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that we will not recoup our original cost basis in the investment and may realize a substantial loss upon exit.

          The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of December 31, 2018:

(in millions)

	As of December 31, 2018

Investment Rating	Cost	Percent	Fair Value	Percent

Investment Rating 1	$147.1	6.3%	$147.9	6.3%
Investment Rating 2	2,181.1	93.6%	2,194.0	93.7%
Investment Rating 3	—	—%	—	—%
Investment Rating 4	1.5	0.1%	0.1	0.0%

	$2,329.7	100.0%	$2,342.0	100.0%

Exit Strategies/Refinancing

          We exit our investments typically through one of four scenarios: (i) the sale of the portfolio company itself resulting in repayment of all outstanding debt, (ii) the recapitalization of the portfolio company in which our loan is replaced with debt or equity from a third party or parties (in some cases, we may choose to participate in the newly issued loan(s)), (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity or (iv) the sale of the debt investment by us. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

 Significant Managerial Assistance to Portfolio Companies

          BDCs generally must offer to make available to the eligible issuers of its securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

          We compete for investments with a number of BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, the model that we employ to perform our due diligence with the broader New Mountain Capital team and our model of investing in companies and industries we know well.

          We believe that some of our competitors may make investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors — Risks Related to Our Business and Structure".

Employees

          We do not have any employees. Day-to-day investment operations that are conducted by us are managed by the Investment Adviser. See "Investment Management Agreement". We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including the compensation of our chief financial officer and chief compliance officer, and their respective staffs. For a more detailed discussion of the Administration Agreement, see "Administration Agreement".

Properties

          Our executive office is located at 787 Seventh Avenue, 48th Floor, New York, New York 10019. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

          We and our consolidated subsidiaries, the Investment Adviser and the Administrator are not currently subject to any material legal proceedings, although these entities may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

PORTFOLIO COMPANIES

          The following table sets forth certain information as of December 31, 2018, for each portfolio company in which we had a debt or equity investment. Our portfolio companies are presented in three categories: (1)"Non-Controlled/Non-Affiliated Investments", which represent portfolio companies in which we own less than 5.0% of the outstanding voting securities of such portfolio company and have no other affiliations, (2)"Non-Controlled/Affiliated Investments", which denotes investments in which we are an "Affiliated Person", as defined in the 1940 Act, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the portfolio company, and (3)"Controlled Investments", which denotes investments in which we "Control", as defined in the 1940 Act due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. We may provide managerial assistance to our portfolio companies, if requested, and may receive rights to observe board meetings.

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(28)	Percent of Class Held(29)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments
AAC Holding Corp.	Education	First lien(2)(9)	10.60% (L + 8.25%/M)	9/30/2020	11.84%	—	$21,578
7211 Circle South Road
Austin, TX 78745
ADG, LLC	Healthcare Services	Second lien(3)(9)	11.88% (L + 9.00%/S)	3/28/2024	12.52%	—	4,578
29777 Telegraph Road, Suite 3000
Southfield, MI 48034
Affinity Dental Management, Inc.	Healthcare Services	First lien(2)(9)	8.57% (L + 6.00%/S)	9/15/2023	9.18%	—	4,344
171 Park Street	Healthcare Services	First lien(3)(9)(10) —	8.61% (L + 6.00%/S)	9/15/2023	9.14%	—	5,277
West Springfield, MA 01089		Drawn
	Healthcare Services	First lien(3)(9)(10) —	—	3/15/2023	—	—	—
		Undrawn

							9,621

AgKnowledge Holdings Company, Inc.	Business Services	First Lien(4)	7.27% (L + 4.75%/Q)	7/23/2023	7.76%	—	9,426
6060 Piedmont Row Drive South	Business Services	First lien(3)(10) —	—	7/21/2023	—	—	(1)
Charlotte, NC 28287		Undrawn

							9,425

Air Newco LLC**	Software	First lien(2)	7.14% (L + 4.75%/M)	5/31/2024	7.69%	—	19,987
Munro House, Portsmouth Road
Cobham, Surrey KT11 1TF
United Kingdom
Alegeus Technologies Holdings Corp.	Healthcare Services	First lien(2)(9)	8.66% (L + 6.25%/Q)	9/5/2024	9.35%	—	13,376
1601 Trapelo Road
Waltham, MA 02451
Amerijet Holdings, Inc.	Distribution & Logistics	First lien(4)(9)	10.52% (L + 8.00%/M)	7/15/2021	11.33%	—	8,972
3401-A NW 72nd Avenue	Distribution & Logistics	First lien(4)(9)	10.52% (L + 8.00%/M)	7/15/2021	11.33%	—	1,495

Miami, FL 33122							10,467

Ansira Holdings, Inc.	Business Services	First lien(2)	8.27% (L + 5.75%/M)	12/20/2022	8.79%	—	28,615
2300 Locust Street	Business Services	First lien(3)(10) — Drawn	8.27% (L + 5.75%/M)	12/20/2022	8.57%	—	1,782
St. Louis, MO 63103
	Business Services	First lien(3)(10) — Drawn	8.27% (L + 5.75%/M)	12/20/2022	8.57%	—	(24)

							30,373

ASP LCG Holdings, Inc.	Education	Warrants(3)(9)	—	5/5/2026	0.00%	0.13%	664
21333 Haggerty Road, Suite 300
Novi, MI 48375
Associations, Inc.	Consumer Services	First lien(2)(9)	9.40% (L + 4.00% + 3.00%	7/30/2024	10.17%	—	40,599
5401 N. Central Expressway, Suite 290			PIK/Q)*
Dallas, TX 75205	Consumer Services	First lien(3)(9)(10) — Drawn	9.40% (L + 4.00% + 3.00% PIK/Q)*	7/30/2024	10.17%	—	3,602
	Consumer Services	First lien(3)(9)(10) — Drawn	9.40% (L + 4.00% + 3.00% PIK/Q)*	7/30/2024	10.17%	—	(41)
	Consumer Services	First lien(3)(9)(10) — Undrawn	—	7/30/2024	—	—	(13)

							44,147

Bach Special Limited (Bach Preference Limited)**	Education	Preferred	—	—	12.98%	1.04%	6,653
St. George's Building, Level 12		shares(3)(9)(21)
2 Ice House Street, Central, Hong Kong
BackOffice Associates Holdings, LLC	Business Services	First lien(2)(9)	13.03% (L + 10.50%/M)	8/25/2023	14.04%	—	12,477
75 Perseverance Way	Business Services	First lien(3)(9)(10) — Drawn	13.03% (L + 7.50% + 3.00% PIK/M)*	8/25/2023	—	—	16
Hyannis, MA 02601
	Business Services	First lien(3)(9)(10) — Drawn	13.03% (L + 7.50% + 3.00% PIK/M)*	8/25/2023	—	—	(51)

							12,442

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(28)	Percent of Class Held(29)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Benevis Holding Corp.	Healthcare Services	First lien(2)(9)	8.86% (L + 6.32%/Q)	3/15/2024	9.30%	—	$62,261
111 West Monroe Street	Healthcare Services	First lien(8)(9)	8.86% (L + 6.32%/Q)	3/15/2024	9.30%	—	8,428
Chicago, IL 60603	Healthcare Services	First lien(3)(9)	8.86% (L + 6.32%/Q)	3/15/2024	9.30%	—	6,848

							77,537

Brave Parent Holdings, Inc.	Software	Second lien(5)	10.02% (L + 7.50%/M)	4/17/2026	10.75%	—	22,416
One Letterman Drive	Software	Second lien(2)	10.02% (L + 7.50%/M)	4/17/2026	10.75%	—	16,562
Building C, Suite 410	Software	Second lien(8)	10.02% (L + 7.50%/M)	4/17/2026	10.75%	—	5,978
San Francisco, CA 94129

							44,956

Castle Management Borrower LLC	Business Services	First lien(2)(9)	8.87% (L + 6.25%/Q)	2/15/2024	9.34%	—	13,281
545 East John Carpenter Freeway,
Suite 1400
Irving, TX 75062
CentralSquare Technologies, LLC	Software	Second lien(3)	10.02% (L + 7.50%/M)	8/31/2026	10.86%	—	47,838
200 Clarendon Street	Software	Second lien(3)	10.02% (L + 7.50%/M)	8/31/2026	10.86%	—	7,500
Boston, HA 02116							55,338

CHA Holdings, Inc.	Business Services	Second lien(4)	11.55% (L + 8.75%/Q)	4/10/2026	12.16%	—	7,103
575 Broadway, Suite 301	Business Services	Second lien(3)	11.55% (L + 8.75%/Q)	4/10/2026	12.16%	—	4,511
Albany, NY 12207

							11,614

CP VI Bella Midco, LLC	Healthcare Services	Second lien(3)	9.27% (L + 6.75%/M)	12/29/2025	9.88%	—	6,631
2701 Renaissance Boulevard, Suite 200
King of Prussia, PA 19406
CRCI Longhorn Holdings, Inc.	Business Services	Second lien(3)	9.64% (L + 7.25%/M)	8/10/2026	10.41%	—	14,295
100 SW Main, Suite 1500	Business Services	Second lien(8)	9.64% (L + 7.25%/M)	8/10/2026	10.41%	—	7,472
Portland, OR 97204

							21,767

DCA Investment Holding, LLC	Healthcare Services	First lien(2)(9)	8.05% (L + 5.25%/Q)	7/2/2021	8.39%	—	17,274
6240 Lake Osprey Drive	Healthcare Services	First lien(3)(9)(10) —	9.75% (P + 4.25%/Q)	7/2/2021	8.65%	—	144
Sarasota, FL 34240		Drawn
	Healthcare Services	First lien(3)(9)(10) — Drawn	7.98% (L + 5.25%/Q)	7/2/2021	8.98%	—	6,702

							24,120

Dealer Tire, LLC	Distribution & Logistics	First lien(2)	8.02% (L + 5.50%/M)	12/12/2025	8.96%	—	51,296
7012 Euclid Avenue
Cleveland, OH 44103
DealerSocket, Inc.	Software	First lien(2)	7.27% (L + 4.75%/M)	4/26/2023	7.81%	—	6,597
100 Avenida La Pata	Software	First lien(3)(10) —	—	4/26/2023	—	—	(7)
San Clemente, CA 92673		Undrawn

							6,590

Dentalcorp Perfect Smile ULC**	Healthcare Services	Second lien(3)	10.02% (L + 7.50%/M)	6/8/2026	10.77%	—	11,948
21 St Clair Avenue East #1420	Healthcare Services	Second lien(8)	10.02% (L + 7.50%/M)	6/8/2026	10.77%	—	7,388
Toronto, Ontario, M4T 1L9	Healthcare Services	Second lien(3)(10) — Drawn	10.02% (L + 7.50%/M)	6/8/2026	10.70%	—	2,754
	Healthcare Services	Second lien(3)(10) — Undrawn	10.02% (L + 7.50%/M)	6/8/2026	10.70%	—	(32)

							22,058

DG Investment Intermediate Holdings 2, Inc.	Business Services	Second lien(3)	9.27% (L + 6.75%/M)	2/2/2026	9.88%	—	6,429
(aka Convergint Technologies Holdings, LLC)
One Commerce Drive
Schaumburg, IL 60173
Diligent Corporation	Software	First lien(3)(9)(10) —	—	12/19/2020	—	—	(84)
1385 Broadway, 19th floor		Undrawn
New York, NY 10018
DiversiTech Holdings, Inc.	Distribution & Logistics	Second lien(3)	10.30% (L + 7.50%/Q)	6/2/2025	10.78%	—	11,580
6650 Sugarloaf Parkway #100	Distribution & Logistics	Second lien(8)	10.30% (L + 7.50%/Q)	6/2/2025	10.78%	—	7,238
Duluth, GA 30097

							18,818

EAB Global, Inc.	Education	Second lien(3)	10.16% (L + 7.50%/Q)	11/17/2025	10.89%	—	13,811
Four Embarcadero Center, 20th Floor	Education	Second lien(8)	10.16% (L + 7.50%/Q)	11/17/2025	10.89%	—	7,425
San Francisco, CA 94111	Education	Preferred shares(3)(9)(22)	—	—	12.47%	23.83%	39,890

							61,126

Education Management Corporation(12)
210 Sixth Avenue, 33rd Floor
Pittsburgh, PA 15222
Education Management II LLC	Education	First Lien(2)	11.00% (P + 5.50%/Q)(24)	7/2/2020	0.00%	—	15
	Education	First Lien(3)	11.00% (P + 5.50%/Q)(24)	7/2/2020	0.00%	—	8
	Education	First Lien(2)	14.00% (P + 8.50%/Q)(24)	7/2/2020	0.00%	—	19
	Education	First Lien(3)	14.00% (P + 8.50%/Q)(24)	7/2/2020	0.00%	—	11

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(28)	Percent of Class Held(29)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Education Management Corporation	Education	Preferred shares(2)	—	—	0.00%	0.26%	$—
	Education	Preferred shares(3)	—	—	0.00%	0.26%	—
	Education	Ordinary shares(2)	—	—	0.00%	0.19%	—
	Education	Ordinary shares(3)	—	—	0.00%	0.19%	—

							53

EN Engineering, LLC	Business Services	First lien(2)(9)	7.02% (L + 4.50%/M)	6/30/2021	7.62%	—	23,347
28100 Torch Parkway	Business Services	First lien(2)(9)	7.02% (L + 4.50%/M)	6/30/2021	7.64%	—	1,350
Warrenville, IL 60555

							24,697

Ensemble S Merger Sub, Inc.	Software	Subordinated(3)	9.00%/S	9/30/2023	9.97%	—	2,010
4375 Fair Lakes Court
Fairfax, VA 22033
Finalsite Holdings, Inc.	Software	First lien(4)(9)	8.03% (L + 5.50%/Q)	9/25/2024	8.60%	—	22,275
655 Winding Brook Drive	Software	First lien(2)(9)	8.03% (L + 5.50%/Q)	9/25/2024	8.60%	—	11,002
Glastonbury, CT 06033	Software	First lien(3)(9)(10) — Undrawn	—	9/25/2024	—	—	(19)

							33,258

First American Payment Systems, L.P.	Business Services	First lien(2)	7.29% (L + 4.75%/Q)	1/5/2024	7.82%	—	6,359
100 Throckmorton Street, Suite 1800
Fort Worth, TX 76102
FR Arsenal Holdings II Corp.	Business Services	First lien(2)(9)	10.06% (L + 7.25%/Q)	9/8/2022	10.55%	—	18,545
2100 N Eastman Road
Longview, TX 75601
Frontline Technologies Group Holdings, LLC	Education	First lien(4)(9)	9.02% (L + 6.50%/M)	9/18/2023	9.66%	—	22,387
397 Eagleview Boulevard	Education	First lien(2)(9)	9.02% (L + 6.50%/M)	9/18/2023	9.66%	—	16,582
Exton, PA 19341	Education	First lien(3)(9)(10) — Undrawn	—	9/18/2019	—	—	—

							38,969

Geo Parent Corporation	Business Services	First lien(2)	8.09% (L + 5.50%/M)	12/19/2025	8.55%	—	33,410
4475 East 74th Avenue
Commerce City, CO 80222
Help/Systems Holdings, Inc.	Software	Second lien(5)	10.27% (L + 7.75%/M)	3/27/2026	10.97%	—	20,029
6455 City West Parkway
Eden Prairie, MN 55344
Hill International, Inc.**	Business Services	First lien(2)(9)	8.55% (L + 5.75%/Q)	6/21/2023	8.79%	—	15,563
303 Lippincott Centre
Marlton, NJ 08053
iCIMS, Inc.	Software	First lien(8)(9)	8.94% (L + 6.50%/M)	9/12/2024	9.73%	—	31,320
101 Crawfords Corner Road,	Software	First lien(3)(9)(10) —	—	9/12/2024	—	—	(20)
Suite 3-100		Undrawn
Holmdel, NJ 07733

							31,300

Idera, Inc.	Software	Second lien(4)	11.53% (L + 9.00%/M)	6/27/2025	12.53%	—	8,020
2950 North Loop Freeway West, Suite 700
Houston, TX 77092
Integral Ad Science, Inc.	Software	First lien(8)(9)	9.78% (L + 6.00% + 1.25%	7/19/2024	10.53%	—	18,491
95 Morton Street, 8th Floor			PIK/M)*
New York, NY 10014	Software	First lien(3)(9)(10) —	—	7/19/2023	—	—	(14)
		Undrawn

							18,477

Integro Parent Inc.	Business Services	First lien(2)(9)	8.48% (L + 5.75%/Q)	10/31/2022	8.87%	—	51,245
1 State Street Plaza, 9th Floor	Business Services	Second lien(8)(9)	11.97% (L + 9.25%/Q)	10/30/2023	12.67%	—	10,000
New York, NY 10004	Business Services	First lien(3)(9)(10) — Drawn	7.23% (L + 4.50%/Q)	10/30/2021	7.57%	—	2,057
	Business Services	First lien(3)(9)(10) — Undrawn	7.23% (L + 4.50%/Q)	10/30/2021	7.57%	—	—

							63,302

iPipeline, Inc. (Internet Pipeline, Inc.)	Software	First lien(4)(9)	7.28% (L + 4.75%/M)	8/4/2022	7.81%	—	17,415
222 Valley Creek Boulevard, Suite 300	Software	First lien(4)(9)	7.28% (L + 4.75%/M)	8/4/2022	7.74%	—	4,531
Exton, PA 19341	Software	First lien(2)(9)	7.28% (L + 4.75%/M)	8/4/2022	7.75%	—	1,149
	Software	First lien(4)(9)	7.28% (L + 4.75%/M)	8/4/2022	7.75%	—	506
	Software	First lien(3)(9)(10) — Undrawn	—	8/4/2021	—	—	—

							23,601

J.D. Power (fka J.D. Power and Associates)	Business Services	Second lien(3)	11.02% (L + 8.50%/M)	9/7/2024	11.91%	—	7,508
3200 Park Center Drive, 13th Floor
Costa Mesa, CA 92626
JAMF Holdings, Inc.	Software	First lien(8)(9)	10.61% (L + 8.00%/Q)	11/11/2022	11.38%	—	8,757
100 Washington Ave S, Suite 1100	Software	First lien(3)(9)(10) —	—	11/11/2022	—	—	—
Minneapolis, MN 55401		Undrawn

							8,757

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(28)	Percent of Class Held(29)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Keystone Acquisition Corp.	Healthcare Services	First lien(2)	8.05% (L + 5.25%/Q)	5/1/2024	8.29%	—	$24,238
777 East Park Drive	Healthcare Services	Second lien(2)	12.05% (L + 9.25%/Q)	5/1/2025	12.70%	—	4,444
Harrisburg, PA 17111

							28,682

The Kleinfelder Group, Inc.	Business Services	First lien(4)(9)	7.17% (L + 4.75%/M)	11/29/2024	7.75%	—	17,413
500 W. C Street, Suite 1200
San Diego, CA 92101
Kronos Incorporated	Software	Second lien(2)	10.79% (L + 8.25%/Q)	11/1/2024	11.58%	—	35,657
297 Billerica Road	Software	Second lien(3)	10.79% (L + 8.25%/Q)	11/1/2024	11.58%	—	20,945
Chelmsford, MA 01824

							56,602

Masergy Holdings, Inc.	Business Services	Second lien(2)	10.31% (L + 7.50%/Q)	12/16/2024	10.69%	—	10,290
2740 North Dallas Parkway, Suite 260
Plano, TX 75093
MH Sub I, LLC (Micro Holding Corp.)	Software	Second lien(2)	10.00% (L + 7.50%/M)	9/15/2025	10.79%	—	6,545
909 North Sepulveda Blvd, 11th Floor
El Segundo, CA 90245
Ministry Brands, LLC	Software	First lien(2)	6.52% (L + 4.00%/M)	12/2/2022	6.93%	—	2,962
14488 Old Stage Road	Software	Second lien(8)(9)	11.77% (L + 9.25%/M)	6/2/2023	12.64%	—	7,840
Lenoir City, TN 37772	Software	Second lien(3)(9)	11.77% (L + 9.25%/M)	6/2/2023	12.64%	—	2,160
	Software	First lien(3)(10) — Undrawn	—	12/2/2022	—	—	—

							12,962

Navex Topco, Inc.	Software	Second lien(2)	9.53% (L + 7.00%/M)	9/4/2026	10.17%	—	16,218
6000 Meadows Road, Suite 200
Lake Oswego, OR 97035
Navicure, Inc.	Healthcare Services	Second lien(2)	10.02% (L + 7.50%/M)	10/31/2025	10.64%	—	25,580
2055 Sugarloaf Circle Suite 600	Healthcare Services	Second lien(2)	10.02% (L + 7.50%/M)	10/31/2025	10.64%	—	5,910
Duluth, GA 30097

							31,490

Netsmart Inc. / Netsmart Technologies, Inc.	Healthcare I.T.	Second lien(2)	10.03% (L + 7.50%/Q)	10/19/2023	11.09%	—	14,925
4950 College Boulevard
Overland Park, KS 66211
NM GRC Holdco, LLC	Business Services	First lien(2)(9)	8.80% (L + 6.00%/Q)	2/9/2024	9.07%	—	38,542
8401 Colesville Road, Suite 700	Business Services	First lien(2)(9)(10) —	8.80% (L + 6.00%/Q)	2/9/2024	9.08%	—	10,739
Silver Spring, MD 20910		Drawn
	Business Services	First lien(2)(9)(10) — Undrawn	8.80% (L + 6.00%/Q)	2/9/2024	9.08%	—	(2)

							49,279

Nomad Buyer, Inc.	Healthcare Services	First lien(2)	7.38% (L + 5.00%/M)	8/1/2025	8.52%	—	46,383
210 Westwood Place, Suite 400
Brentwood, TN 37027
NorthStar Financial Services Group, LLC	Software	Second lien(5)	10.10% (L + 7.50%/M)	5/25/2026	10.65%	—	13,316
17605 Wright Street
Omaha, NE 68130
OEConnection LLC	Business Services	Second lien(3)	10.53% (L + 8.00%/M)	11/22/2025	11.41%	—	7,602
4205 Highlander Parkway	Business Services	Second lien(8)	10.53% (L + 8.00%/M)	11/22/2025	11.41%	—	7,443
Richfield, OH 44286

							15,045

Peraton Holding Corp. (fka MHVC Acquisition Corp.)	Federal Services	First lien(2)	8.06% (L + 5.25%/Q)	4/29/2024	8.26%	—	36,353
12975 Worldgate Drive, Suite 700
Herndon, VA 20170
PhyNet Dermatology LLC	Healthcare Services	First lien(2)(9)	8.02% (L + 5.50%/M)	8/16/2024	8.66%	—	50,371
720 Cool Springs Boulevard, Suite 150	Healthcare Services	First lien(3)(9)(10) —	—	8/16/2020	—	—	(227)
Franklin, TN 37067		Undrawn

							50,144

PPVA Black Elk (Equity) LLC	Business Services	Subordinated(3)(9)	—	—	—	—	11,362
		Collateralized Financing(25)	—	—	8.25%	—	—

							11,362

Project Accelerate Parent, LLC	Business Services	Second lien(8)(9)	10.89% (L + 8.50%/M)	1/2/2026	11.93%	—	7,406
600 Montgomery Street, 20th floor	Business Services	Second lien(3)(9)	10.89% (L + 8.50%/M)	1/2/2026	11.93%	—	5,898
San Francisco, CA 94111

							13,304

QC McKissock Investment, LLC(14)
218 Liberty Street
Warren, PA 16365
QC McKissock Investment, LLC	Education	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/5/2021	8.83%	—	3,028
McKissock, LLC	Education	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/5/2021	8.85%	—	6,351
	Education	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/5/2021	9.37%	—	572
	Education	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/5/2021	9.11%	—	842
	Education	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/5/2021	9.11%	—	3,649
	Education	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/5/2021	8.85%	—	977

							15,419

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(28)	Percent of Class Held(29)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Quest Software US Holdings Inc.	Software	Second lien(2)	10.78% (L + 8.25%/Q)	5/18/2026	11.62%	—	$43,224
4 Polaris Way
Aliso Veijo, CA 92656
Restaurant Technologies, Inc.	Business Services	Second lien(4)	8.90% (L + 6.50%/Q)	10/1/2026	9.58%	—	6,520
2250 Pilot Knob Road
Mendota Heights, MN 55120
Salient CRGT Inc.	Federal Services	First lien(2)	8.27% (L + 5.75%/M)	2/28/2022	9.03%	—	37,701
11921 Freedom Drive, Suite 1000	Federal Services	First lien(3)(10) —	—	11/29/2021	—	—	(92)
Reston, VA 20190		Undrawn

							37,609

Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.**	Consumer Services	Second lien(2)	10.09% (L + 7.50%/Q)	10/3/2025	10.71%	—	36,150
35-37 Amersham Hill	Consumer Services	Second lien(8)	10.09% (L + 7.50%/Q)	10/3/2025	10.71%	—	5,730
High Wycombe, Buckinghamshire HP13 6NU

							41,880

Solera LLC / Solera Finance, Inc.	Software	Subordinated(3)	10.50%/S	3/1/2024	11.96%	—	5,350
1301 Solana Boulevard, Building #2,
Suite 2100 Westlake, TX 76262
Sovos Brands Intermediate, Inc.	Food & Beverage	First lien(2)	7.64% (L + 5.00%/M)	11/20/2025	8.02%	—	27,957
1901 Fourth Street, Suite 200
Berkeley, CA 94710
SSH Group Holdings, Inc.	Education	Second lien(2)	10.77% (L + 8.25%/Q)	7/30/2026	11.52%	—	19,960
12930 Saratoga Avenue
Saratoga, CA 95070
SW Holdings, LLC	Business Services	Second lien(4)(9)	11.55% (L + 8.75%/Q)	12/30/2021	12.20%	—	18,161
1900 Avenue of the Stars	Business Services	Second lien(3)(9)	11.55% (L + 8.75%/Q)	12/30/2021	12.20%	—	6,181
Los Angeles, CA 90067

							24,342

Symplr Software Intermediate Holdings, Inc.(23)	Healthcare I.T.	First lien(4)(9)	8.02% (L + 5.50%/M)	11/28/2025	8.60%	—	14,888
Caliper Software, Inc.	Healthcare I.T.	First lien(2)(9)	8.02% (L + 5.50%/M)	11/28/2025	8.60%	—	5,132
233 Wilshire Boulevard, Suite 800	Healthcare I.T.	Preferred Shares(4)(9)	—	—	13.94%	—	7,469
Santa Monica, CA 90401	Healthcare I.T.	Preferred Shares(3)(9)	—	—	13.94%	—	2,575

							30,064

TDG Group Holding Company	Consumer Services	First lien(2)(9)	8.30% (L + 5.50%/Q)	5/31/2024	8.54%	—	29,962
1020 N. University Parks Drive	Consumer Services	First lien(2)(9)	8.30% (L + 5.50%/Q)	5/31/2024	8.54%	—	3,337
Waco, TX 76707	Consumer Services	First lien(3)(9)(10) — Drawn	8.02% (L + 5.50%/M)	5/31/2024	8.55%	—	1,255
	Consumer Services	First lien(3)(9)(10) — Undrawn	8.02% (L + 5.50%/M)	5/31/2024	8.55%	—	(19)

							34,535

Tenawa Resource Holdings LLC(13)
333 Clay Street, Suite 4060
Houston, TX 77002
Tenawa Resource Management LLC	Energy	First lien(3)(9)	10.90% (Base + 8.50%/Q)	10/30/2024	11.69%	—	39,500
QID NGL LLC	Energy	Ordinary shares(6)(9)	—	—	—	—	8,412
	Energy	Preferred shares(6)(9)	—	—	—	—	2,717

							50,629

TIBCO Software Inc.	Software	Subordinated(3)	11.38%/S	12/1/2021	12.54%	—	15,750
3303 Hillview Avenue
Palo Alto, CA 94304
Trader Interactive, LLC	Business Services	First lien(2)(9)	9.02% (L + 6.50%/M)	6/17/2024	9.64%	—	37,259
150 Granby Street	Business Services	First lien(3)(9)(10) — Undrawn	—	6/15/2023	—	—	—
Norfolk, VA 23510

							37,259

Transcendia Holdings, Inc.	Packaging	Second lien(8)	10.52% (L + 8.00%/M)	5/30/2025	11.40%	—	7,385
9201 West Belmont Avenue	Packaging	Second lien(3)	10.52% (L + 8.00%/M)	5/30/2025	11.40%	—	6,893
Franklin Park, IL 60131

							14,278

Vectra Co.	Business Products	Second lien(8)	9.77% (L + 7.25%/M)	3/8/2026	10.40%	—	10,465
120 S. Central Avenue, Suite 200
St. Louis, MO 63105
VT Topco, Inc.	Business Services	Second lien(4)	9.80% (L + 7.00%/Q)	7/31/2026	10.12%	—	9,987
290 West Mount Pleasant Avenue,
Suite 3200
Livingston, NJ 07039
WD Wolverine Holdings, LLC	Healthcare Services	First lien(2)	8.02% (L + 5.50%/M)	8/16/2022	9.21%	—	9,179
500 Eagles Landing Drive
Lakeland, FL 33810
Wrike, Inc.	Software	First lien(8)	9.28% (L + 6.75%/M)	12/31/2024	10.01%	—	8,976
70 N. 2nd Street	Software	First lien(3)(10) —	—	12/31/2024	—	—	(9)
San Jose, CA 95113		Undrawn

							8,967

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(28)	Percent of Class Held(29)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Xactly Corporation	Software	First lien(4)(9)	9.78% (L + 7.25%/M)	7/29/2022	10.57%	—	$14,690
300 Park Avenue, Suite 1700	Software	First lien(3)(9)(10) — Undrawn	—	7/29/2022	—	—	—
San Jose, California 95110

							14,690

York Risk Services Holding Corp.	Business Services	Subordinated(3)	8.50%/S	10/1/2022	8.77%	—	2,100
99 Cherry Hill Road, Suite 102
Parsippany, NJ 07054
Zywave, Inc.	Software	Second lien(4)(9)	11.65% (L + 9.00%/Q)	11/17/2023	12.36%	—	11,000
10100 Innovation Drive, Suite 300	Software	First lien(3)(9)(10) — Drawn	7.52% (L + 5.00%/M)	11/17/2022	8.12%	—	1,200
Milwaukee, WI 53226	Software	First lien(3)(9)(10) — Undrawn	7.52% (L + 5.00%/M)	11/17/2022	8.12%	—	—

							12,200

Total Non-Controlled/Non-Affiliated Investments							$1,861,323

Non-Controlled/Affiliated Investments(26)
Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Permian Holdco 3, Inc.	Energy	First lien(3)(9)(10) —	8.87% (L + 6.50%/M)	6/30/2022	9.48%	—	$17,750
2701 West Interstate 20		Drawn
Odessa, TX 79766	Energy	First lien(3)(9)	14.85% (L + 7.50% + 5.00%	6/30/2022	16.04%	—	10,101
			PIK/Q)*
	Energy	Subordinated(3)(9)	14.00% PIK/Q*	10/15/2021	14.76%	—	2,187
	Energy	Subordinated(3)(9)	18.00% PIK/Q*	6/30/2022	19.25%	—	2,054
	Energy	Subordinated(3)(9)	14.00% PIK/Q*	10/15/2021	14.76%	—	1,127
	Energy	Preferred shares(3)(9)(16)	—	—	21.14%	13.66%	8,257
	Energy	Ordinary shares(3)(9)	—	—	0.00%	13.66%	490
	Energy	First lien(3)(9)(10) — Undrawn	8.87% (L + 6.50%/M)	6/30/2022	9.48%	—	—

							41,966

NMFC Senior Loan Program I LLC**	Investment Fund	Membership	—	—	12.57%	24.73%	23,000
787 Seventh Avenue, 48th floor		interest(3)(9)
New York, NY 10019

Sierra Hamilton Holdings Corporation	Energy	Ordinary shares(2)(9)	—	—	—	—	11,271
777 Post Oak Boulevard, Suite 400	Energy	Ordinary shares(2)(9)	—	—	—	—	1,256

Houston, TX 77056							12,527

Total Non-Controlled/Affiliated Investments							$77,493

Controlled Investments(27)
Edmentum Ultimate Holdings, LLC(15)	Education	First lien(2)	11.03% (L + 4.50% + 4.00% PIK/Q)*	6/9/2021	19.81%	—	$7,004
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)	Education	Second lien(3)(9)	7.00% PIK/Q*	12/9/2021	9.27%	—	10,346
5600 West 83rd Street, 8200 Tower, Suite 300	Education	Second lien(3)(9)(10) — Drawn	5.00% PIK/Q*	12/9/2021	5.10%	—	1,671
Bloomington, MN 55437	Education	Subordinated(3)(9)	8.50% PIK/Q*	6/9/2020	8.82%	—	4,891
	Education	Subordinated(2)(9)	10.00% PIK/Q*	6/9/2020	10.39%	—	14,820
	Education	Subordinated(3)(9)	10.00% PIK/Q*	6/9/2020	10.39%	—	3,646
	Education	Ordinary shares(3)(9)	—	—	0.00%	6.09%	238
	Education	Ordinary shares(2)(9)	—	—	0.00%	6.09%	205
	Education	Warrants(3)(9)	—	5/5/2026	0.00%	30.11%	2,190
	Education	Second lien(3)(10)(11) — Undrawn	5.00% PIK/Q*	12/9/2021	5.10%	—	—

							45,011

NHME Holdings Corp(20)	Healthcare Services	Second lien(3)(9)	12.00% PIK/Q*	5/27/2024	19.27%	—	10,631
National HME, Inc.	Healthcare Services	Second lien(3)(9)	12.00% PIK/Q*	5/27/2024	15.29%	—	7,091
7501 Esters Boulevard, Suite 100	Healthcare Services	Warrants(3)(9)	—	—	0.00%	16.00%	1,000
Irving, TX 75063	Healthcare Services	Ordinary Shares(3)(9)	—	—	0.00%	64.00%	4,000

							22,722

NM APP Canada Corp.**		Membership interest(7)(9)	—	—	—	100.00%	9,727
2200 HSBC Building
885 West Georgia Street
Vancouver, BC V6C 3E8, Canada
NM APP US LLC		Membership interest(7)(9)	—	—	—	100.00%	5,912
787 Seventh Avenue, 48th Floor
New York, NY 10019
NM CLFX LP		Membership interest(7)(9)	—	—	—	100.00%	12,770
787 Seventh Avenue, 48th Floor
New York, NY 10019
NM DRVT LLC		Membership interest(7)(9)	—	—	—	100.00%	5,619
787 Seventh Avenue, 48th Floor
New York, NY 10019

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(28)	Percent of Class Held(29)	Fair Value

							(in thousands)
Controlled Investments(27) (continued)
NM GLCR LLC		Membership interest(7)(9)	—	—	—	100.00%	$20,343
787 Seventh Avenue, 48th Floor
New York, NY 10019
NM GP Holdco, LLC**		Membership interest(7)(9)	—	—	—	100.00%	311
787 Seventh Avenue, 48th Floor
New York, NY 10019
NM JRA LLC		Membership interest(7)(9)	—	—	—	100.00%	2,537
787 Seventh Avenue, 48th Floor
New York, NY 10019
NM KRLN LLC		Membership interest(7)(9)	—	—	—	100.00%	4,205
787 Seventh Avenue, 48th Floor
New York, NY 10019
NM NL Holdings, L.P.**		Membership interest(7)(9)	—	—	—	100.00%	33,392
787 Seventh Avenue, 48th Floor
New York, NY 10019
NMFC Senior Loan Program II LLC**	Investment Fund	Membership interest(3)(9)	—	—	13.65%	79.40%	79,400
787 Seventh Avenue, 48th Floor
New York, NY 10019
NMFC Senior Loan Program III LLC**	Investment Fund	Membership interest(3)(9)	—	—	12.55%	80.00%	78,400
787 Seventh Avenue, 48th Floor
New York, NY 10019
UniTek Global Services, Inc.	Business Services	First lien(2)(9)	8.02% (L + 5.50%/M)	8/20/2024	8.43%	—	12,542
Gwynedd Hall	Business Services	First lien(2)(9)	7.96% (L + 5.50%/M)	8/20/2024	8.43%	—	2,508
1777 Sentry Parkway West, Suite 302	Business Services	Preferred shares(2)(9)(17)	—	—	38.05%	26.76%	22,012
Blue Bell, PA 19422	Business Services	Preferred shares(3)(9)(17)	—	—	38.05%	26.76%	6,083
	Business Services	Preferred shares(3)(9)(18)	—	—	20.85%	32.90%	13,036
	Business Services	Preferred shares(3)(9)(19)	—	—	21.56%	33.00%	7,071
	Business Services	Ordinary shares(2)(9)	—	—	0.00%	28.63%	10,013
	Business Services	Ordinary shares(3)(9)	—	—	0.00%	28.63%	9,523

							82,788

Total Controlled Investments							$403,137

Total Investments							$2,341,953

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley, N.A. and Stifel Bank & Trust as Lenders.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in New Mountain Finance SBIC II, L.P.

(6)
Investment is held in NMF QID NGL Holdings, Inc.

(7)
Investment is held in New Mountain Net Lease Corporation.

(8)
Investment is pledged as collateral for the DB Credit Facility, a revolving credit facility among New Mountain Finance DB, L.L.C as the Borrower and Deutsche Bank AG, New York Branch as the Facility Agent.

(9)
The fair value of the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement.

(10)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(11)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), semi-annually (S) or annually (A). For each debt investment we have provided the current interest rate in effect as of December 31, 2018.

(12)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(13)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds a first lien investment in the Term Loan of Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds first lien term loans and a delayed draw term loan in McKissock, LLC, which is wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes, ordinary equity and warrants in Edmentum Ultimate Holdings, LLC and holds a first lien term loan, second lien revolver and a second lien term loan in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(16)
The Company's preferred equity in Permian Holdco 1, Inc. is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(17)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(19)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to received cumulative preferential dividends at a rate of 20.0% per annum payable in additional shares

(20)
The Company holds an equity investment in NHME Holdings Corp., as well as second lien term loans in National HME, Inc., a wholly-owned subsidiary of NHME Holdings Corp.

(21)
The Company holds preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares.

(22)
The Company holds preferred equity in Avatar Topco, Inc. and holds a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(23)
The Company holds preferred equity in Symplr Software Intermediate Holdings, Inc. and holds a first lien term loan investment in Caliper Software, Inc., a wholly-owned subsidary of Symplr Software Intermediate Holdings, Inc. The preferred equity that is entitled to receive cumulative preferential dividends at a rate of L + 10.50% per annum.

(24)
Investment or a portion of the investment is on non-accrual status.

(25)
The Company holds one security purchased under a collateralized agreement to reseell which is presented on its Consolidated Statement of Assets and Liabilities with a cost basis of $30,000 and a fair value of $23,508 as of December 31, 2018.

(26)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company.

(27)
Denotes investments in which the Company is in "Control", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment.

(28)
Assumes that all investments not on non-accrual are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. This calculation excludes the impact of existing leverage. YTM at Cost uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's respective end date.

(29)
Percent of class held is presented only for equity positions and represents only our share of that investment. It is not calculated on a fully-diluted basis.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2018, 13.5% of the Company's total investments were non-qualifying assets.

          As of December 31, 2018, none of the Company's portfolio investments represented great than 5.0% of the Company's total assets.

MANAGEMENT
Board of Directors and Executive Officers

          Our business and affairs are managed under the direction of our board of directors. Our board of directors appoints our officers, who serve at the discretion of our board of directors. Our board of directors has an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee and may establish additional committees from time to time as necessary.

          Our board of directors consists of seven members, four of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our governing documents, our directors are divided into three classes. Each class of directors will hold office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our governing documents also give our board of directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

          Information regarding our board of directors is set forth below. The directors have been divided into two groups — independent directors and interested directors. Interested directors are "interested persons" of NMFC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Name	Age	Position	Director Since	Expiration of Term

Independent Directors
David Ogens	64	Director	2010	2021
Alfred F. Hurley, Jr.	64	Director	2010	2022
Kurt J. Wolfgruber	68	Director	2010	2020
Rome G. Arnold III	63	Director	2017	2020
Interested Directors
Steven B. Klinsky	62	Chairman of the board of directors	2010	2020
Robert A. Hamwee	48	Chief Executive Officer and Director	2010	2022
Adam B. Weinstein	40	Executive Vice President, Chief Administrative Officer and Director	2012	2021

Executive Officers Who Are Not Directors

          Information regarding our executive officers who are not directors is set forth below.

Name	Age	Position

Karrie J. Jerry	44	Chief Compliance Officer and Corporate Secretary
Shiraz Y. Kajee	39	Chief Financial Officer
John R. Kline	43	President and Chief Operating Officer

          The address for each executive officer is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

 Biographical Information

Directors

          Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to our affairs, is able to work with the other members of the board of directors and contribute to our success and can represent the long-term interests of our stockholders as a whole. We have selected our current directors to provide a range of backgrounds and experience to our board of directors. Set forth below is biographical information for each director, including a discussion of the director's particular experience, qualifications, attributes or skills that led us to conclude, as of the date of this prospectus, that the individual should serve as a director, in light of our business and structure.

Independent Directors

          David Ogens has been a director of NMFC since November 2010. Mr. Ogens has served as the President and a Director of Med Inc. since 2011, a company that provides complex rehabilitation services to patients with serious muscular/neuro diseases. Previously, Mr. Ogens served as Senior Managing Director and Head of Investment Banking at Leerink Swann LLC, a specialized healthcare investment bank focused on emerging growth healthcare companies, from 2005 to 2009. Prior to serving at Leerink Swann LLC, Mr. Ogens was Chairman and Co-Founder of SCS Financial Services, LLC, a private wealth management firm. Before co-founding SCS Financial Services, LLC in 2002, Mr. Ogens was a Managing Director in the Investment Banking Division of Goldman, Sachs & Co, where he served as a senior investment banker and a head of the High Technology Investment Banking Group. Mr. Ogens received his Bachelor of Arts ("B.A." or "A.B.") and Master of Business Administration ("M.B.A.") from the University of Virginia.

          Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to our board of directors. This background positions Mr. Ogens well to serve as our director.

          Kurt J. Wolfgruber has been a director of NMFC since November 2010, and is currently a private investor. Mr. Wolfgruber served as President of OppenheimerFunds, Inc., an investment management company, from March 2007 until his departure in May of 2009, during which time he was responsible for OppenheimerFunds, Inc.'s Retail and Wealth Management business units. During such period, Mr. Wolfgruber also served as Chief Investment Officer, overseeing the direction of OppenheimerFunds, Inc.'s investment organization and directing the underlying investment process. Mr. Wolfgruber joined OppenheimerFunds, Inc. in April 2000 as Senior Investment Officer and Director of Domestic Equities, in which position he was responsible for the investment process of the assets managed by OppenheimerFunds, Inc.'s Domestic Equity Portfolio teams. In 2003, Mr. Wolfgruber was named Executive Vice President and Chief Investment Officer of OppenheimerFunds, Inc. with oversight responsibilities for all investment functions including equity and fixed income research and portfolio management, trading and risk management. Prior to joining OppenheimerFunds, Inc., Mr. Wolfgruber spent 26 years at JPMorgan Investment Management in various research, portfolio management and management leadership roles. He has served as a Trustee to Exchange Traded Concepts since 2012. Mr. Wolfgruber received his B.A. in Economics from Ithaca College and his M.B.A. from the University of Virginia. He is also a Chartered Financial Analyst.

          Mr. Wolfgruber brings experience in portfolio management and his abilities as a chartered financial analyst to our board of directors. This background positions Mr. Wolfgruber well to serve as our director.

          Alfred F. Hurley, Jr.    has been a director of NMFC since November 2010. He was a Vice Chairman of Emigrant Bank and Emigrant Bancorp (collectively, the "Bank") from 2007 and 2009, respectively, to December 2012 and was a consultant to the Bank during 2013. His responsibilities at the Bank included advising the Bank's CEO on acquisitions and divestitures, asset/liability management, and new products. In addition, he was the Chairman of the Bank's Credit and Risk Management Committee from 2008 to 2012 and the Bank's acting Chief Risk Officer until January 2012. Before joining the Bank, Mr. Hurley was the Chief Executive Officer of M. Safra & Co., a private money management firm, from 2004 to 2007. Prior to joining M. Safra & Co., Mr. Hurley worked at Merrill Lynch ("ML") from 1976 to 2004. His most recent management positions included serving as Senior Vice President of ML & Co. and Head of Global Private Equity Investing, Managing Director and Head of Japan Investment Banking and Capital Markets, Managing Director and Co-Head of the Global Manufacturing and Services Group, and Managing Director and Head of the Global Automotive Aerospace and Transportation Group. As part of the management duties described above, he was a member of the Corporate and Institutional Client Group ("CICG") Executive Committee which had global responsibility for the firm's equity, debt, investment banking and private equity businesses, a member of the Japan CICG Executive Committee, and a member of the Global Investment Banking Management and Operating Group Committees. Mr. Hurley is also a member of the board of directors of Merrill Corporation, which is a privately held company that provides outsourced solutions for complex, regulated and confidential business information, where he serves as Chairman of the Compensation and Governance and Human Resources Committee and as a member of the Audit Committee. Since February 2014, Mr. Hurley is the sole member of a consulting business, Alfred F. Hurley, Jr. & Company, LLC. Since June 2016, Mr. Hurley has served as a member of the board of directors of The Stars Group Inc., a publicly listed technology gaming company, where he serves as Lead Director of the Compensation Committee and a member of the Audit Committee. Since December 2017, Mr. Hurley has been the Fortress Voting Proxy and Voting Proxy Appointed Manager for LSQ to the Ligado Networks, Inc. Board of Managers and a member of the Audit Committee. Since May 2018, Mr. Hurley has been the Chairman of TSI Holdings, the holding company of Transworld Systems, a leading analytics driven provider of accounts receivable management solutions. He also serves as a member of the Audit Committee and the Compensation Committee of TSI Holdings. Mr. Hurley graduated from Princeton University with an A.B. in History, cum laude.

          Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to our board of directors. This background positions Mr. Hurley well to serve as our director.

          Rome G. Arnold III has been a director of NMFC since March 2017. Since January 2017, Mr. Arnold has served as a Senior Advisor at Rose and Co., a financial-technology startup company with a focus on digital media. From January 2012 through August 2016, Mr. Arnold was a Managing Director at UBS Securities in their Energy Group, serving as the Head of Oil Field Services. In addition, Mr. Arnold currently serves as a director of Forbes Energy Services Ltd., an independent oilfield services contractor. Mr. Arnold received his B.A., cum laude, in Psychology and History of Art from Yale College. He received his M.B.A. from Harvard Business School, with High Distinction (Baker Scholar).

          Mr. Arnold brings his vast experience in investment banking and energy focus to our board of directors. This background positions Mr. Arnold well to serve as our director.

Interested Directors

          Steven B. Klinsky has served as Chairman of the board of directors of NMFC since July 2010. Mr. Klinsky is the Founder of New Mountain Capital and has served as New Mountain Capital's Chief Executive Officer since its inception in 1999. Prior to 1999, Mr. Klinsky served as a General Partner and an Associate Partner with Forstmann Little & Co. and co-founded Goldman,

Sachs & Co.'s Leveraged Buyout Group. He currently serves on the board of directors of Gary Klinsky Children Centers, American Investment Council, Victory Education Partners, Avantor Performance Materials Holdings, Inc. and IRI Group Holdings, Inc. Mr. Klinsky received his B.A. in Economics and Political Philosophy from the University of Michigan. He received his M.B.A. from Harvard Business School and his J.D. from Harvard Law School.

          From his experience as an executive or director of public and private companies of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the board of directors. Mr. Klinsky's intimate knowledge of our business and operations, as a Managing Director, Founder and Chief Executive Officer of New Mountain Capital and his experience as a board member or chairman of other publicly-held companies, positions him well to serve as the chairman of our board of directors.

          Robert A. Hamwee has served on the board of directors of NMFC since July 2010. Mr. Hamwee has served as NMFC's Chief Executive Officer since July 2010. Mr. Hamwee has also served as a Managing Director of New Mountain Capital since 2008. Prior to joining New Mountain Capital, Mr. Hamwee served as a Senior Executive of GSC Group Inc. ("GSC"), a leading institutional investment manager of alternative assets, where he had day-to-day responsibility for managing GSC's control distressed debt funds from 1999 to 2008. Prior to 1999, Mr. Hamwee held various positions at Greenwich Street Capital Partners, the predecessor to GSC, and with The Blackstone Group. Mr. Hamwee has chaired numerous Creditor Committees and Bank Steering Groups, and was formerly a director of a number of public and private companies, including Envirosource, Purina Mills, and Viasystems. Mr. Hamwee currently serves on the board of Edmentum, Inc., an NMFC portfolio company. Additionally, Mr. Hamwee is the founder, majority stockholder and serves on the board of directors of Boulevard Arts, Inc., a development stage company which is developing art education applications for virtual reality platforms. Mr. Hamwee received his Bachelor of Business Administration ("B.B.A.") in Finance and Accounting from the University of Michigan.

          Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of our business and operations, provides our board of directors valuable industry- and company-specific knowledge and expertise.

          Adam B. Weinstein has served on the board of directors of NMFC since July 2012. Mr. Weinstein has served as our Executive Vice President and Chief Administrative Officer since January 2013 and previously served as our Chief Financial Officer and Treasurer from July 2010. Mr. Weinstein also serves as a Managing Director and Chief Financial Officer of New Mountain Capital and has been in various roles since joining in 2005. Prior to joining New Mountain Capital in 2005, Mr. Weinstein was a Manager at Deloitte & Touche LLP and worked in that firm's merger and acquisition and private equity investor services areas. He also currently serves as a director of New Mountain Vantage (Cayman) Ltd., Great Oaks Foundation and Victory Education Partners. Mr. Weinstein sits on a number of boards of directors for professional and non-profit organizations. Mr. Weinstein received his B.S. from Binghamton University, is a member of the AICPA and is a New York State Certified Public Accountant.

          Mr. Weinstein brings his industry-specific expertise and background in accounting to our board of directors. This background positions Mr. Weinstein well to serve as our director.

Executive Officers Who Are Not Directors

          Karrie J. Jerry has served as Chief Compliance Officer ("CCO") and Corporate Secretary of NMFC since June 2015. Ms. Jerry joined NMFC in 2011 and served as NMFC's Compliance Vice President and Assistant Corporate Secretary prior to her appointment as CCO. From 2005 until 2011, Ms. Jerry served as a Compliance Associate and Assistant Corporate Secretary at Apollo

Investment Corporation ("Apollo"), a publicly traded business development company. While at Apollo, Ms. Jerry also served in compliance and corporate governance oversight roles of Apollo's other publicly listed funds, which included a real estate investment trust and one other closed-end fund. Ms. Jerry received a B.S. degree in Paralegal Studies from Boston University.

          Shiraz Y. Kajee has served as Chief Financial Officer and Treasurer of NMFC since December 2015. Prior to joining NMFC, Mr. Kajee was the Head of U.S. Finance at Man Investments from 2012 to 2015, where he was responsible for the accounting, tax and treasury functions for the U.S. operations of Man Group plc, a United Kingdom based alternative asset manager. From 2010 to 2012, Mr. Kajee was a Vice President of Private Wealth Finance at Goldman, Sachs & Co. and from 2006 to 2010 was a Senior Vice President of Corporate Loans Finance at Citigroup Inc. Mr. Kajee began his career at Ernst & Young LLP within their Financial Services Office Assurance practice. Mr. Kajee received both his Master of Science ("M.S.") in Accounting and a Bachelor of Business Administration ("B.B.A.") in Finance from Baruch College — City University of New York. He is a New York State Certified Public Accountant and a Chartered Global Management Accountant.

          John R. Kline has served as NMFC's President since July 2016 and Chief Operating Officer since January 2013. Mr. Kline also serves as a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2008, he worked at GSC Group Inc. from 2001 to 2008 as an investment analyst and trader for GSC Group Inc.'s control distressed and corporate credit funds. From 1999 to 2001, Mr. Kline was with Goldman, Sachs & Co. where he worked in the Credit Risk Management and Advisory Group. He currently serves as a director of UniTek Global Services, Inc., an NMFC portfolio company. Mr. Kline received an A.B. degree in History from Dartmouth College.

Board Leadership Structure

          Our board of directors monitors and performs an oversight role with respect to our business and affairs, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our board of directors approves the appointment of the Administrator and officers, reviews and monitors the services and activities performed by the Administrator and officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

          Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to the chairman by the board of directors. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders at such times.

          Mr. Klinsky currently serves as the chairman of our board of directors. Mr. Klinsky is an "interested person" of NMFC as defined in Section 2(a)(19) of the 1940 Act because he is the founder and chief executive officer of New Mountain Capital, serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. We believe that Mr. Klinsky's history with New Mountain Capital, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that, at present, we are best served through this leadership structure, as Mr. Klinsky's relationship with the Investment Adviser and New Mountain Capital, provides an effective bridge and encourages an open dialogue between our management and our board of directors, ensuring that all groups act with a common purpose.

          Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management over which the chairman of the audit committee presides, the establishment of audit, valuation, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

          We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board of Directors' Role In Risk Oversight

          Our board of directors performs its risk oversight function primarily through (1) its four standing committees which report to the board of directors, each of which is comprised solely of independent directors and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

          Our audit committee, valuation committee, nominating and corporate governance committee and compensation committee assist our board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements, including the independence of our independent auditors. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate. The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to our board of directors. The compensation committee is also responsible for annually reviewing and recommending for approval to NMFC's board of directors an investment advisory and management agreement and an administration agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation.

          Our board of directors performs its risk oversight responsibilities with the assistance of our chief compliance officer. The board of directors quarterly reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The chief compliance officer's quarterly report addresses at a minimum:

  •
  the operation of our compliance policies and procedures and our service providers since the last report;

  •
  any material changes to these policies and procedures since the last report;

  •
  any recommendations for material changes to these policies and procedures as a result of the chief compliance officer's annual review; and

  •
  any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks.

          In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

          We believe that our board of directors' role in risk oversight is effective, and appropriate given the extensive regulation to which we are subject as a BDC. We are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited because our asset coverage must equal at least 150.0% immediately after we incur indebtedness (which means we can borrow $2 for every $1 of our equity). On November 5, 2014, we received exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures of SBIC I and any other future SBIC subsidiaries, including SBIC II, from our 150.0% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 150.0%. This provides us with increased investment flexibility but also increases our risks related to leverage. We generally cannot invest in assets that are not "qualifying assets" unless at least 70.0% of our total assets consist of "qualifying assets" immediately prior to such investment, and we are not generally permitted to invest, subject to certain exceptions, in any portfolio company in which one of our affiliates currently has an investment.

          We recognize that different board of director roles in risk oversight are appropriate for companies in different situations. We intend to continue to re-examine the manner in which our board of directors administers its oversight function on an ongoing basis to ensure that its continues to meet our needs.

Committees of the Board of Directors

          Our board of directors has established an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee. The members of each committee have been appointed by our board of directors and serve until their respective successor is duly elected and qualifies, unless they are removed or resign. During 2018, our board of directors held thirteen board of directors meetings, four audit committee meetings, two nominating and corporate governance committee meetings, two compensation committee meeting and eight valuation committee meetings. All directors attended at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders. All of our directors attended the 2018 annual meeting of stockholders.

Audit Committee

          The audit committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter sets forth the responsibilities of the audit committee. The audit committee is responsible for recommending the selection of, engagement of and discharge of our independent auditors, reviewing the plans, scope and results of the audit engagement with the independent auditors, approving professional services provided by the independent auditors (including compensation therefore), reviewing the independence of the independent auditors and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt J. Wolfgruber serves as the chairman of the audit committee, and our board of directors has determined that Rome G. Arnold, Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber are "audit committee financial experts" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

          The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter sets forth the responsibilities of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for determining criteria for service on the board of directors, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or committees of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the self-evaluation of the board of directors and its committees and evaluation of our management. The nominating and corporate governance committee considers nominees properly recommended by our stockholders. The members of the nominating and corporate governance committee are Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committee.

          The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, us and our stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the board of directors and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the board of directors represent a range of backgrounds and experience.

          The nominating and corporate governance committee has not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a board of directors that best serves our needs and the interest of our stockholders.

Compensation Committee

          The compensation committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter sets forth the responsibilities of the compensation committee. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to the board of directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. The compensation committee is also responsible for annually reviewing and recommending for approval to our board of directors an investment advisory and management agreement and an administration agreement. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The compensation committee has the authority to engage compensation consultants, although it does not currently do so, and to delegate its duties and responsibilities to a member or to a subcommittee of the compensation committee. The compensation committee is composed of Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as chairman of the compensation committee.

Valuation Committee

          The valuation committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter set forth the responsibilities of the valuation committee. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate. The valuation committee is composed of Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. David Ogens serves as chairman of the valuation committee.

 Compensation of Directors

          The following table sets forth the compensation of our directors for the year ended December 31, 2018.

Name	Fees Paid in Cash(1)	All Other Compensation(2)	Total

Interested Directors
Steven B. Klinsky	—	—	—
Robert A. Hamwee	—	—	—
Adam B. Weinstein	—	—	—
Independent Directors
David Ogens	$131,683	—	$131,683
Alfred F. Hurley, Jr.	$121,177	—	$121,177
Kurt J. Wolfgruber	$126,677	—	$126,677
Rome G. Arnold III	$119,073	—	$119,073

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

          The independent directors receive an annual retainer fee of $100,000 and further receive a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. In addition, the chairman of the audit committee receives an annual retainer of $7,500, while the chairman of the valuation committee, the chairman of the compensation committee and the chairman of the nominating and corporate governance committee receive annual retainers of $5,000, $1,000 and $1,000, respectively. No compensation is paid to directors who are interested persons of NMFC as defined in the 1940 Act.

Compensation of Executive Officers

          None of our executive officers receive direct compensation from us. We do not engage any compensation consultants. The compensation of the principals and other investment professionals of the Investment Adviser are paid by the Investment Adviser. Compensation paid to our chief financial officer and chief compliance officer is set by the Administrator and is subject to reimbursement by us of the allocable portion of such compensation for services rendered to us.

Indemnification Agreements

          We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act. Any amounts owed by us to any Indemnitee pursuant to the indemnification agreements will be payable by us.

PORTFOLIO MANAGEMENT

          The management of our investment portfolio is the responsibility of the Investment Adviser and the Investment Committee, which currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Peter N. Masucci served on the Investment Committee from August 2017 to July 2018. Beginning in August 2018, Andre V. Moura was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. We consider Mr. Hamwee to be our portfolio manager. The Investment Committee is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time.

Investment Personnel

          As of December 31, 2018, the Investment Adviser was supported by approximately 145 employees and senior advisors of New Mountain Capital. These individuals, in addition to the Investment Committee, are primarily responsible for the day-to-day management of our portfolio. The Investment Adviser may retain additional investment professionals, based upon its needs.

          Below are the biographies for selected senior investment professionals of the Investment Adviser, whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Kline, Klinsky, Hamwee and Weinstein, see "Management — Biographical Information — Directors — Interested Directors" and "Management — Biographical Information — Executive Officers Who Are Not Directors".

          Andre Moura, currently serves on the Investment Adviser's Investment Committee and is a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2005, Mr. Moura worked at McKinsey & Company, where he helped to advise companies across various industries. He received his A.B., magna cum laude, in Computer Science from Harvard College and his M.B.A., with high distinction, from Harvard Business School in 2009, where he was a Baker Scholar. He currently serves as a director of Avantor, Bellerophon, Gelest, Alteon Health, Sparta Systems and Topix Pharmaceuticals.

          James W. Stone III currently serves as a Managing Director of New Mountain Capital and has been in various roles since joining in 2011. Prior to joining New Mountain Capital, he worked for The Blackstone Group as a Managing Director of GSO Capital Partners. At Blackstone, Mr. Stone was responsible for originating, evaluating, executing and monitoring various senior secured and mezzanine debt investments across a variety of industries. Before joining Blackstone in 2002, Mr. Stone worked as a Vice President in Lehman Brothers' Communications and Media Group and as a Vice President in UBS Warburg's Leveraged Finance Department. Prior to that, Mr. Stone worked at Nomura Securities International, Inc. with the team that later founded Blackstone's corporate debt investment unit. Mr. Stone received a B.S. in Mathematics and Physics from The University of the South and an M.B.A. with concentrations in Finance and Accounting from The University of Chicago's Graduate School of Business.

          The table below shows the dollar range of shares of our common stock beneficially owned by our portfolio manager.

Name of Portfolio Manager		Dollar Range of Equity Securities of NMFC(1)(2)

Robert A. Hamwee	over $	1,000,000

(1)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $13.96 on April 24, 2019 on the NYSE. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned are: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

          The Investment Adviser also manages Guardian II, a private credit strategy offered to institutional investors, which commenced operations in April 2017 and executes a similar investment strategy to NMFC. Mr. Hamwee serves as a co-portfolio manager of Guardian II. As of December 31, 2018, Guardian II had approximately $772.6 million in total assets. Mr. Hamwee is a Managing Director of New Mountain Capital. See "Risk Factors — Risks Relating to Our Business — The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns". See "Risk Factors — Risks Related to Our Business and Structure — The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns".

Compensation

          None of the Investment Adviser's investment professionals are employed by us or will receive any direct compensation from us in connection with the management of our portfolio. Mr. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

INVESTMENT MANAGEMENT AGREEMENT

          NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. NMFC is externally managed by the Investment Adviser and pays the Investment Adviser a fee for its services. The following summarizes the arrangements between NMFC and the Investment Adviser pursuant to the Investment Management Agreement.

Overview of the Investment Adviser

Management Services

          The Investment Adviser is registered as an Investment Adviser under the Advisers Act. The Investment Adviser serves pursuant to the Investment Management Agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, the Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. Under the terms of the Investment Management Agreement, the Investment Adviser:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  determines the securities and other assets that we will purchase, retain or sell;

  •
  identifies, evaluates and negotiates the structure of our investments that we make;

  •
  executes, monitors and services the investments that we make;

  •
  performs due diligence on prospective portfolio companies;

  •
  votes, exercises consents and exercises all other rights appertaining to such securities and other assets on our behalf; and

  •
  provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require.

          The Investment Adviser's services under the Investment Management Agreement are not exclusive, and the Investment Adviser (so long as its services to us are not impaired) and/or other entities affiliated with New Mountain Capital are permitted to furnish similar services to other entities. The Investment Adviser also manages Guardian II which commenced operations in April 2017.

Management Fees

          Pursuant to the Investment Management Agreement, NMFC has agreed to pay the Investment Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to the Investment Adviser and any incentive fees paid in cash to the Investment Adviser are borne by NMFC and, as a result, are indirectly borne by NMFC's common stockholders.

Base Management Fees

          Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, which equals our total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee.

          Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the NMF Holdings Loan and Security Agreement, as amended and restated, dated May 19, 2011, and into the Holdings Credit Facility on December 18, 2014. The amendment merged the credit facilities and combined the amount of borrowings previously available. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which as of December 31, 2018 and December 31, 2017 was approximately $525.7 million and $281.2 million, respectively. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. For the years ended December 31, 2018 and December 31, 2017, management fees waived were approximately $6.7 million and $5.6 million, respectively.

Incentive Fees

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, as amended and restated, with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there is none as of December 31, 2018), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, our IPO did not step-up the cost basis of our existing investments to fair market value at the IPO date. Since the total value of our investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. We track the transferred (or fair market) value of each of our investments as of the time of our IPO and, for purposes of the incentive fee calculation, adjust Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on our investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". We also use the transferred (or fair market) value of each of our investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation"). As of December 31, 2017, all predecessor investments have been sold or matured.

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of our incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of our Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of our Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of our Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of our Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The following is a graphical representation of the calculation of the income related portion of the incentive fee:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Adjusted Net Investment Income"
Pre-Incentive Fee Adjusted Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Adjusted Net Investment
Income allocated to income related portion of incentive fee

          These calculations will be appropriately prorated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current calendar quarter.

          For the year ended December 31, 2018, no incentive fees were waived. The Investment Adviser cannot recoup incentive fees that the Investment Adviser has previously waived.

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, we accrue a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter*:

Alternative 1

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%

  Hurdle rate(1) = 2.00%

  Management fee(2) = 0.44%

  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income

  (investment income – (management fee + other expenses)) = 0.61%

          Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate, therefore there is no income related incentive fee.

Alternative 2

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.90%

  Hurdle rate(1) = 2.00%

  Management fee(2) = 0.44%

  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income

  (investment income – (management fee + other expenses)) = 2.26%

  Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

        = 100.00% × (2.26% – 2.00%)

        = 0.26%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.26%.

Alternative 3

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 3.50%

  Hurdle rate(1) = 2.00%

  Management fee(2) = 0.44%

  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income

  (investment income – (management fee + other expenses)) = 2.86%

  Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

  Incentive fee = 100.00% × "catch-up" + (20.00% × (Pre-Incentive Fee Adjusted Net Investment Income – 2.50%))

Catch-up	=	2.50% – 2.00%
	=	0.50%

  Incentive fee = (100.00% × 0.50%) + (20.00% × (2.86% – 2.50%))

        = 0.50% + (20.00% × 0.36%)

        = 0.50% + 0.07%

        = 0.57%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.57%.

*
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets and assumes, for our investments held prior to the IPO, interest income has been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
Represents 8.00% annualized hurdle rate.

(2)
Assumes 1.75% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide the Investment Adviser with an incentive fee of 20.00% on all Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.50% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee*:

Alternative 1

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), and $30.0 million investment made in Company B ("Investment B")

  Year 2: Investment A sold for $50.0 million and fair market value ("FMV") of Investment B determined to be $32.0 million

  Year 3: FMV of Investment B determined to be $25.0 million

  Year 4: Investment B sold for $31.0 million

  The capital gains portion of the incentive fee would be:

  Year 1: None

  Year 2: Capital gains incentive fee of $6.0 million — ($30.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

  Year 3: None — $5.0 million (20.0% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

  Year 4: Capital gains incentive fee of $0.2 million — $6.2 million ($31.0 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), $30.0 million investment made in Company B ("Investment B") and $25.0 million investment made in Company C ("Investment C")

  Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

  Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

  Year 4: FMV of Investment B determined to be $35.0 million

  Year 5: Investment B sold for $20.0 million

  The capital gains incentive fee, if any, would be:

  Year 1: None

  Year 2: $5.0 million capital gains incentive fee — 20.0% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B)

  Year 3: $1.4 million capital gains incentive fee — $6.4 million (20.0% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation)) less $5.0 million capital gains incentive fee received in Year 2

  Year 4: $0.6 million capital gains incentive fee — $7.0 million (20.0% multiplied by $35.0 million cumulative realized capital gains) less cumulative $6.4 million capital gains incentive fee received in Year 2 and Year 3

  Year 5: None — $5.0 million (20.0% multiplied by $25.0 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $7.0 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(1)

*
The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example. The capital gains incentive fees are calculated on an "adjusted" basis for our investments held prior to the IPO and assumes those investments have been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Adviser ($7.0 million) is effectively greater than $5.0 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25.0 million)).

 Payment of Expenses

          Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Management Agreement and the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating net asset value;

  •
  interest payable on debt, if any, to finance our investments;

  •
  the cost of effecting sales and repurchases of shares of our common stock and other securities;

  •
  management and incentive fees payable pursuant to the Investment Management Agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing and all other direct expenses incurred by either the Investment Adviser or us in connection with administering our business, including payments under the Administration Agreement that is based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

Duration and Termination

          The Investment Management Agreement, which became effective on May 8, 2014 and was most recently re-approved by our board of directors on February 6, 2019, provides that the Investment Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the board of directors, or by the vote of a majority of the outstanding voting securities of NMFC and (B) the vote of a majority of NMFC's board of directors who are not parties to the Investment Management Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act. Notwithstanding the foregoing, the Investment Management Agreement may be terminated (i) by NMFC at any time, without the payment of any penalty, upon giving the Investment Adviser 60 days' written notice (which notice may be waived by the Investment Adviser), provided that such termination by NMFC shall be directed or approved by the vote of a majority of the directors of NMFC in office at the time or by the vote of a majority of the voting securities of NMFC at the time outstanding and entitled to vote, or (ii) by the Investment Adviser on 60 days' written notice to NMFC (which notice may be waived by NMFC).

Indemnification

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as the Investment Adviser.

Organization of the Investment Adviser

          The Investment Adviser is a Delaware limited liability company. The principal address of the Investment Adviser is 787 Seventh Avenue, 48th Floor, New York, New York 10019. The Investment Adviser is ultimately controlled by Steven B. Klinsky through Mr. Klinsky's interest in New Mountain Capital.

Board Approval of the Investment Management Agreement

          A discussion regarding the basis for our board of directors' approval of the Investment Management Agreement was included in our annual report on Form 10-K for the period ended December 31, 2018, which was filed with the SEC on February 27, 2019.

ADMINISTRATION AGREEMENT

          We have entered into the Administration Agreement with the Administrator, under which the Administrator provides administrative services for us, including arranging office facilities for us and providing office equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC, which includes, but is not limited to, providing the services of our chief financial officer. In addition, the Administrator assists us in determining and publishing our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their respective staffs. The Administrator may also provide on our behalf managerial assistance to our portfolio companies. The Administration Agreement may be terminated by us or the Administrator without penalty upon 60 days' written notice to the other party. Pursuant to the Administration Agreement, and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for us.

LICENSE AGREEMENT

          We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          We have entered into an Investment Management Agreement with the Investment Adviser. Pursuant to the Investment Management Agreement, payments will be equal to (a) a base management fee of 1.75% of the value of our gross assets and (b) an incentive fee based on our performance. Steven B. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement. In addition, our executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our and our stockholders' best interests.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, to our investment mandates, including Guardian II. The Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investments and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued the Exemptive Order, which superseded a prior order issued on June 5, 2017, which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

          We have entered into the Administration Agreement with the Administrator. The Administrator arranges office space for us and provides office equipment and administrative services necessary to conduct our day-to-day operations pursuant to the Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, as amended and restated, and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived.

          We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

          In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors reviews these procedures on a quarterly basis.

          We have adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and our interests. Pursuant to such Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

          The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own 5.0% or more of the outstanding shares of our common stock;

  •
  each of our directors and each executive officer individually; and

  •
  all of our directors and executive officers as a group.

          Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.

          Percentage of beneficial ownership below takes into account 80,519,430 shares of our common stock outstanding as of April 24, 2019. Unless otherwise indicated, the address for each listed holder is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

	Type of Ownership in	NMFC Shares

Name	NMFC	Number(1)	Percentage

Beneficial Owners of More than 5.0%:
Wells Fargo & Company(2)	Beneficial	6,278,758	7.80%
Radcliffe Capital Management, L.P.(3)	Beneficial	4,981,047	6.19%
Executive Officers:
Karrie J. Jerry	Direct	3,704	*
Shiraz Y. Kajee	Direct	5,000	*
John R. Kline	Direct	115,610	*
Interested Directors:
Steven B. Klinsky(4)	Direct and Beneficial	7,585,180	9.42%
Robert A. Hamwee(5)	Direct and Beneficial	367,876	*
Adam B. Weinstein	Direct	118,673	*
Independent Directors:
Albert F. Hurley, Jr.	Direct	38,874	*
Rome G. Arnold III	Direct	11,000	*
David Ogens	Direct	62,344	*
Kurt J. Wolfgruber(6)	Direct and Beneficial	112,816	*
All executive officers and directors as a group (10 persons)	Direct and Beneficial	8,421,007	10.46%

*
Represents less than 1.0%.

(1)
Any fractional shares owned directly or beneficially have been rounded down for purposes of this table.

(2)
Based upon information contained in the Schedule 13G/A filed on January 22, 2019 by Wells Fargo & Company. Such securities are held by certain investment vehicles controlled and/or managed by Wells Fargo & Company or its affiliates. The address for Wells Fargo & Company is 420 Montgomery Street, San Francisco, California 94163.

(3)
Based upon information contained in the Schedule 13G filed on February 14, 2019 by Radcliffe Capital Management, L.P. Such securities are held by certain investment vehicles and individuals controlled by or employed by Radcliffe Capital Management, L.P. The address for Radcliffe Capital Management, L.P. is 50 Monument Road, Suite 300, Bala Cynwyd Pennsylvania 19004.

(4)
Mr. Klinsky directly owns 6,385,751 shares of NMFC's common stock. The Steven B. Klinsky Trust directly owns 1,020,267 shares of NMFC's common stock. The Steven B. Klinsky Non-GST Exempt Trust holds 179,162 shares.

(5)
Mr. Hamwee directly owns 355,876 shares of NMFC's common stock. The Dana L. Hamwee Inherited IRA holds 12,000 shares.

(6)
Mr. Wolfgruber directly owns 57,457 shares of NMFC's common stock. Mr. Wolfgruber has an indirect interest in 2,500 shares of NMFC's common stock as trustee under the will of Paul J. Wolfgruber. Mr. Wolfgruber's spouse and his three children hold 43,401 shares, 3,153 shares, 3,153 shares and 3,152 shares, respectively.

          The following table sets forth the dollar range of our equity securities over which holders of our common stock have voting power that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors:
Steven B. Klinsky	Over $100,000
Robert A. Hamwee	Over $100,000
Adam B. Weinstein	Over $100,000
Independent Directors:
Albert F. Hurley, Jr.	Over $100,000
Rome G. Arnold III(4)	Over $100,000
David Ogens(5)	Over $100,000
Kurt J. Wolfgruber	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)
The dollar range of our equity securities beneficially owned is based on the closing price for our common stock of $13.96 per share on April 24, 2019 on the NYSE.

(3)
The dollar range of equity securities beneficially owned are: None, $1 — $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000.

(4)
Mr. Arnold is the beneficial owner of a limited partnership interest in New Mountain Partners II, L.P., New Mountain Partners III, L.P. and New Mountain Partners IV, L.P. that is held by Arnold Family Trust.

(5)
Mr. Ogens is the beneficial owner of a limited partnership interest in New Mountain Partners II, L.P. that is held by Ogens Family, Inc.

DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

          We conduct the valuation of assets, pursuant to which our net asset value is determined, at all times consistent with GAAP and the 1940 Act. We determine our net asset value on a quarterly basis, or more frequently if required under the 1940 Act.

          We apply fair value accounting in accordance with GAAP. We value our assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, our board of directors is ultimately and solely responsible for determining the fair value of our portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available, and any other situation where our portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. Our quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below);

  b.
  For investments other than bonds, the investment professionals of the Investment Adviser look at the number of quotes readily available and perform the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with our senior management;

    c.
    If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the investment professionals of the Investment Adviser do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by our board of directors; and

    d.
    When deemed appropriate by our management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of certain investments may fluctuate from period to period and the fluctuations could be material.

Determinations in Connection with Offerings

          In connection with future offering of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

  •
  the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;

  •
  Our management's assessment of whether any material change in the net asset value per share of its common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

  •
  the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management's assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

          Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.

          These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

          We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not "opted out" of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

          No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, LLC the plan administrator and our transfer agent and registrar, in writing, by phone or through the internet so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing, by phone or through the internet at any time, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share less a transaction fee of the lesser of (i) $15.00 and (ii) the price of the fractional share.

          We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of the shares. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. We reserve the right to purchase its shares in the open market in connection with its implementation of the plan if the price at which its newly issued shares are to be credited does not exceed 110.0% of the last determined net asset value of the shares. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan. If a participant elects by written, telephone, or internet notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

          Stockholders who receive distributions in the form of stock generally are subject to the same U.S. federal income tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

          Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, Attention: Plan Administration Department, or by calling the plan administrator at (888) 333-0212.

          All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by telephone at (888) 333-0212.

DESCRIPTION OF SECURITIES

          This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains, and any applicable prospectus supplement or related free writing prospectus that we may authorize to be provided to you related to any security being offered will contain, the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK

          The following description is based on relevant portions of the Delaware General Corporation Law, our amended and restated certificate of incorporation, as amended, and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, our amended and restated certificate of incorporation, as amended, and amended and restated bylaws for a more detailed description of the provisions summarized below.

 Capital Stock

          Our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.01 per share, of which 80,519,430 shares are outstanding as of April 24, 2019. Our common stock is listed on the NYSE under the ticker symbol "NMFC". No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

          The following are our outstanding classes of securities as of April 24, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by NMFC or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3

Common Stock	200,000,000	—	80,519,430
Preferred Stock	2,000,000	—	—

Common Stock

          Under the terms of our amended and restated certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized and declared by our board of directors out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors (other than directors to be elected solely by the holders of preferred stock), and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

          Our amended and restated certificate of incorporation authorizes our board of directors to issue preferred stock. Prior to the issuance of shares of each class or series, the board of directors is required by Delaware law and by our amended and restated certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66.7% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

          The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. Our amended and restated certificate of incorporation will include a provision that eliminates the personal liability of its directors for monetary damages for actions taken as a director, except for liability:

  •
  for breach of duty of loyalty;

  •
  for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

  •
  under Section 174 of the DGCL (unlawful dividends); or

  •
  for transactions from which the director derived improper personal benefit.

          Under our amended and restated bylaws, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

          Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

          We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

          Certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws, as summarized below, and applicable provisions of the Delaware General Corporation Law and certain other agreements to which we are a party may make it more difficult for or prevent an unsolicited third party from acquiring control of us or changing our board of directors and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or in our management. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in our control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

          Classified Board; Vacancies; Removal.    The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our board of directors is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

          Our amended and restated certificate of incorporation provides that, subject to the applicable requirements of the 1940 Act and the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

          A director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75.0% of the shares then entitled to vote for the election of the respective director.

          Advance Notice Requirements for Stockholder Proposals and Director Nominations.    Our amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors or (2) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the amended and restated bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the amended and restated bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform its stockholders and make recommendations about such qualifications or business, as well as to approve a more orderly procedure for conducting meetings of stockholders. Although our amended and restated bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

          Amendments to Certificate of Incorporation and Bylaws.    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Our amended and restated certificate of incorporation provides that the following provisions, among others, may be amended by our stockholders only by a vote of at least two-thirds of the shares of our capital stock entitled to vote:

  •
  the classification of our board of directors;

  •
  the removal of directors;

  •
  the limitation on stockholder action by written consent;

  •
  the limitation of directors' personal liability to us or our stockholders for breach of fiduciary duty as a director;

  •
  the ability to call a Special Meeting of Stockholders being vested in our board of directors, the chairperson of our board, our chief executive officer and in the holders of at least fifty (50) percent of the voting power of all shares of our capital stock generally entitled to vote on the election of directors then outstanding subject to certain procedures; and

  •
  the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

          The amended and restated bylaws generally can be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the shares of our capital stock entitled to vote.

          Calling of Special Meetings by Stockholders.    Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our board of directors, the chairperson of our board, our chief executive officer or upon the request of the holders of at least 50.0% of the voting power of all shares of our capital stock, generally entitled to vote on the election of directors then outstanding, subject to certain limitations.

          Section 203 of the Delaware General Corporation Law.    We will not be subject to Section 203 of the DGCL, an anti-takeover law. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the "business combination" or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15.0% or more of a corporation's voting stock. In our certificate of incorporation, we have elected not to be bound by Section 203.

          Our credit facilities also include change of control provisions that accelerate the indebtedness under the credit facilities in the event of certain change of control events. If certain transactions were engaged in without the consent of the lender, repayment obligations under the credit facilities could be accelerated.

DESCRIPTION OF PREFERRED STOCK

          In addition to shares of common stock, we have 2,000,000 shares of preferred stock, par value $0.01, authorized of which no shares are currently outstanding. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

          The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock. If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

          The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 66.7% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

          For any series of preferred stock that we may issue, our board of directors will determine and the amendment to the charter and the prospectus supplement relating to such series will describe:

  •
  the designation and number of shares of such series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

  •
  any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

  •
  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers, if any, of the holders of shares of such series;

  •
  any provisions relating to the redemption of the shares of such series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

          All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete certificate of designation that contain the terms of the applicable series of preferred stock.

DESCRIPTION OF SUBSCRIPTION RIGHTS

General

          We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any subscription rights offering.

          The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

  •
  the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

          Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

          Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

          Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS

          The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any warrants offering.

          We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such shares of common stock, preferred stock or debt securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

          A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

  •
  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

  •
  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the number of such warrants issued with each share of common stock;

  •
  if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

          NMFC and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

          Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

          Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF DEBT SECURITIES

          We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read this prospectus, the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you relating to that particular series of debt securities.

          As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "— Events of Default — Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to the debt securities.

          This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. The base indenture has been attached, or incorporated by reference, as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the indenture.

          The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default (as defined in "Events of Default" below);

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  whether the debt securities are secured and the terms of any security interest;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

          The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150.0% after each issuance of debt (which means we can borrow $2 for every $1 of our equity), but giving effect to any exemptive relief granted to us by the SEC. See "Risk Factors — Risks Related to Our Operations — Recent legislation allows us to incur additional leverage, which could increase the risk of investing in our securities." Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

          The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

          For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

          The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "— Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

          Except as described under "— Events of Default" and "— Merger or Consolidation" below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

          We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

          We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

          If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

          We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

          We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

          Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

          As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

          In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

          For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

          Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

          For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

          When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

          If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices;

  •
  whether it imposes fees or charges;

  •
  how it would handle a request for the holders' consent, if ever required;

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

          As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

          Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

          A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "— Termination of a Global Security." As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

          As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

          If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

  •
  an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "— Issuance of Securities in Registered Form" above;

  •
  an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

  •
  an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

  •
  the depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. NMFC and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. NMFC and the trustee also do not supervise the depositary in any way;

  •
  if we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

  •
  an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee;

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

  •
  financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

          If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "— Issuance of Securities in Registered Form" above.

          The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

          We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

          We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "— Special Considerations for Global Securities."

Payments on Certificated Securities

          We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

          Alternatively, at our option we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the U.S., in either case, on the due date.

Payment When Offices Are Closed

          If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

          Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

          You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

          The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  we do not pay the principal of, or any premium on, a debt security of the series on its due date;

  •
  we do not pay interest on a debt security of the series within 30 days of its due date;

  •
  we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

  •
  we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

  •
  we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;

  •
  the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

  •
  any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

          An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

          If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

          The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an "indemnity"). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

          Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

  •
  the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

  •
  the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

          However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

          Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

          Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

          Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

  •
  in the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

          Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

  •
  the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or NMFC's as applicable, having to exist for a specific period of time were disregarded;

  •
  we must deliver certain certificates and documents to the trustee; and

  •
  we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

          There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

          First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

          The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

          Any other change to the indenture and the debt securities would require the following approval:

  •
  if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

  •
  if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

          In each case, the required approval must be given by written consent.

          The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of the covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "— Changes Requiring Your Approval."

Further Details Concerning Voting

          When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

  •
  for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

  •
  for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

          Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any of our affiliates, or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "— Defeasance — Full Defeasance".

          We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

          Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.

 Defeasance

          The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

          Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieve covenant defeasance and your debt securities were subordinated as described under "— Indenture Provisions — Subordination" below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

  •
  we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for covenant defeasance contained in any supplemental indentures.

          If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

          If there is a change in U.S. federal tax law or we obtain IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for full defeasance contained in any supplemental indentures.

          If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under "— Indenture Provisions — Subordination", such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

          If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form;

  •
  without interest coupons; and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

          Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

          Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

          Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder's proof of legal ownership.

          If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

          If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

          If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

          Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

          Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

          In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

          By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

          Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as "Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

          If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

          Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any existing and future secured indebtedness, including any credit facilities or secured indenture securities, that we incur to the extent of the value of the assets securing such secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, with respect to claims on the assets of any such subsidiaries, financing vehicles or similar facilities.

          In the event of bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

          U.S. Bank National Association will serve as the trustee under the indenture.

 Certain Considerations Relating to Foreign Currencies

          Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures

          Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued in book-entry form, and the Depository Trust Company, or DTC, will act as securities depository for the debt securities. Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

          DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

          DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has a Standard & Poor's rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

          Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security, or the "Beneficial Owner," is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

          To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

          Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

          Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

          Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

          DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

          The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the "Code", the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the "Treasury regulations", the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the "IRS", (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the U.S. or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the we invested in tax-exempt securities or certain other investment assets.

          A "U.S. stockholder" generally is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the U.S.;

  •
  A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

  •
  A trust if (i) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

  •
  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

          A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

          If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

          Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Our Election to be Taxed as a RIC

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Rather, dividends distributed by us generally will be taxable to our stockholders, and any net operating losses, foreign tax credits and other tax attributes of ours generally will not pass through to our stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income recognized by us. See "— Taxation of U.S. Stockholders" and "— Taxation of Non-U.S. Stockholders" below.

          To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to be eligible to be taxed as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our "investment company taxable income", which generally is our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a RIC

          If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income that is timely distributed (or is deemed to be timely distributed) to our stockholders. If we fail to qualify as a RIC, we will be subject to U.S. federal income tax at the regular corporate rates on our income and capital gains.

          We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and gains recognized, but not distributed and on which we did not pay corporate-level U.S. federal income tax, in preceding years (the "Excise Tax Avoidance Requirement"). While we intend to make distributions to our stockholders in each taxable year that will be sufficient to avoid any U.S. federal excise tax on our earnings, there can be no assurance that we will be successful in entirely avoiding this tax.

          In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

  •
  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain "qualified publicly traded partnerships", or other income derived with respect to our business of investing in such stock or securities (the "90.0% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

  •
  no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of: (1) one issuer, (2) two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades, or (3) businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

          NMF Holdings and NMFDB are treated as disregarded entities for U.S. federal income tax purposes. As a result, NMF Holdings and NMFDB will itselves not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of NMF Holdings' and NMFDB's assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include NMF Holdings and NMFDB.

          SBIC I GP, SBIC I, SBIC II GP and SBIC II are treated as disregarded entities for U.S. federal income tax purposes. As a result, SBIC I GP, SBIC I, SBIC II GP and SBIC II will themselves not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of SBIC I GP's, SBIC I's, SBIC II GP's and SBIC II's assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include SBIC I GP, SBIC I, SBIC II GP and SBIC II.

          NMF Ancora, NMF QID and NMF YP are Delaware corporations. NMF Ancora, NMF QID and NMF YP are not consolidated for income tax purposes and may each incur U.S. federal, state and local income tax expense with respect to their respective income and expenses earned from investment activities.

          A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. In such event, we may liquidate certain investments, if necessary. We may recognize gains or losses from such liquidations. In the event that we recognize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

          For U.S. federal income tax purposes, we may be required to include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in our taxable income in each year the portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because original issue discounts or other amounts accrued will be included in our investment company taxable income for the year of accrual and before we receive any corresponding cash payments, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we would not have received any corresponding cash payment.

          Accordingly, to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate level U.S. federal income tax (and any applicable state and local taxes).

          Because we intend to use debt financing, we may be prevented by financial covenants contained in our debt financing agreements from making distributions to our shareholders. In addition, under the 1940 Act, we are generally not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation — Senior Securities". Limits on distributions to our shareholders may prevent us from satisfying the Annual Distribution Requirement and, therefore, may jeopardize our qualification for taxation as a RIC, or subject us to the 4.0% U.S. federal excise tax.

          Although we do not presently expect to do so, we may borrow funds and sell assets in order to make distributions to our stockholders that are sufficient for us to satisfy the Annual Distribution Requirement. However, our ability to dispose of assets may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

 Failure of NMFC to Qualify as a RIC

          If we fail to satisfy the 90.0% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we will be subject to U.S. federal income tax on all of our taxable income at regular corporate rates (and also will be subject to any applicable state and local taxes), regardless of whether we make any distributions to our stockholders. Distributions would not be required. However, if distributions were made, any such distributions would be taxable to our stockholders as ordinary dividend income and, subject to certain limitations under the Code, any such distributions may be eligible for the 20.0% maximum rate applicable to non-corporate taxpayers to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

          Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the five-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Investments — General

          Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gains without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90.0% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Passive Foreign Investment Companies

          If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on any "excess distribution" received on, or any gain from the disposition of, such shares even if such income is distributed by it as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Under recently proposed regulations, amounts required to be included in income from a PFIC for which we have made a QEF election would not be good income for purposes of the 90.0% Income Test unless we receive a cash distribution from such PFIC in the same year attributable to the included income. If these regulations are finalized, we will carefully monitor our investments in PFICs to avoid disqualification as a RIC. Alternatively, we may be able to elect to mark to market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize income in excess of distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4.0% U.S. federal excise tax. See "— Taxation of NMFC as a RIC" above.

Foreign Currency Transactions

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

          The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

          The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to "— Taxation of Non-U.S. Stockholders" below.

Distributions

          Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0%. In this regard, it is anticipated that distributions paid by NMFC will generally not be attributable to dividends received by us and, therefore, generally will not qualify for the 20.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" in written statements furnished to its stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

          We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution". In that case, among other consequences, (i) we will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained net capital gains at the regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution".

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

          We or the applicable withholding agent will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions from us generally will be reported to the IRS (including the amount of dividends, if any, that are Qualifying Dividends eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

Dividend Reinvestment Plan

          Under the dividend reinvestment plan, if a U.S. stockholder owns shares of our common stock registered in the U.S. stockholder's own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Dispositions

          A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

          In general, non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with a modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income", which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21.0% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations

          Under applicable Treasury Regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2.0 million or more for a non-corporate U.S. stockholder or $10.0 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

          We may be required to withhold U.S. federal income tax ("backup withholding") from any distribution to a U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide us or the distribution paying agent with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

          The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions; Dispositions

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits, unless an applicable exception applies. Such dividends will not be subject to withholding of U.S. federal income tax to the extent that we report such dividends as "interest-related dividends" or "short-term capital gain dividends". Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to withholding of U.S. federal income tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding tax or, if eligible, will be reported as such by us.

          If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal income or withholding tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder).

          If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for a Non-U.S. stockholder.

Dividend Reinvestment Plan

          Under our dividend reinvestment plan, if a Non-U.S. stockholder owns shares of our common stock registered in the Non-U.S. stockholder's own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless it opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

Backup Withholding

          A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

          Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in shares of our common stock.

 Foreign Account Tax Compliance Act

          Legislation commonly referred to as the "Foreign Account Tax Compliance Act," or "FATCA," generally imposes a 30.0% withholding tax on payments of certain types of income to foreign financial institutions ("FFIs") unless such FFIs (i) enter into agreements with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in jurisdictions that have entered into an intergovernmental agreement ("IGA") with the U.S. to provide such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include, among other things, U.S. source dividends and, after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S. source dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30.0% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a 10.0% or greater U.S. owner or provides the withholding agent with identifying information on each 10.0% or greater U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which such shareholder holds their shares, a Non-U.S. stockholder could be subject to this 30.0% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. A U.S. stockholder who hold their shares through foreign entities or intermediaries may also be subject to this 30% withholding tax. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes.

Certain State, Local and Foreign Tax Matters

          We and our stockholders may be subject to state, local or foreign taxation in various jurisdictions in which we or they transact business, own property or reside. The state, local or foreign tax treatment of us and our stockholders may not conform to the U.S. federal income tax treatment discussed above. In particular, our investments in foreign securities may be subject to foreign withholding taxes. The imposition of any such foreign, state, local or other taxes would reduce cash available for distribution to our stockholders, and our stockholders would not be entitled to claim a credit or deduction with respect to such taxes. Prospective investors should consult with their own tax advisers regarding the application and effect of state, local and foreign income and other tax laws on an investment in shares of our common stock.

REGULATION

          We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to investments by a BDC in another investment company and transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons", as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw its election as a BDC unless approved by a majority of our outstanding voting securities. The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (ii) more than 50.0% of our voting securities.

          As a BDC, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings, excluding SBA-guaranteed debentures, and any preferred stock we may issue in the future, of at least 150.0% (i.e., we can borrow $2 for every $1 of our equity). We monitor our compliance with this coverage ratio on a regular basis.

          We may, to the extent permitted under the 1940 Act, issue additional equity or debt capital. We will generally not be able to issue and sell our common stock at a price below net asset value per share. See "Risk Factors — Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies". We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

          As a BDC, we will not generally be permitted to invest in any portfolio company in which the Investment Adviser or any of its affiliates currently have an investment or to make any co-investments with the Investment Adviser or its affiliates without an exemptive order from the SEC.

          On December 18, 2017, the SEC issued the Exemptive Order, which superseded a prior order issued on June 5, 2017, which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

          In addition, as a BDC, we are not permitted to issue stock in consideration for services.

SBA Regulation

          On August 1, 2014 and August 25, 2017, respectively, SBIC I and SBIC II, our wholly-owned direct and indirect subsidiaries, received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act. SBIC I and SBIC II each have an investment strategy and philosophy substantially similar to ours and make similar types of investments in accordance with SBA regulations.

          A SBIC license allows each of SBIC I and SBIC II to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. In June 2018, the limit of SBA leverage available to an individual SBIC eligible for two tiers of leverage was increased from $150.0 million to $175.0 million, subject to SBA approval. Currently, SBIC I and SBIC II operate under the prior $150.0 million cap. Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. SBIC I and SBIC II are subject to regulation and oversight by the SBA, including requirements with respect to reporting financial information, such as the extent of capital impairment, if applicable, on a regular basis. The SBA, as a creditor, will have a superior claim to SBIC I's and SBIC II's assets over our stockholders in the event SBIC I and SBIC II are liquidated or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC I and SBIC II upon an event of default.

          On November 5, 2014, we received exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures of SBIC I and any other future SBIC subsidiaries, including SBIC II, from our 150.0% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 150.0%. This provides us with increased investment flexibility but also increases our risks related to leverage.

          SBICs are designed to stimulate the flow of private investor capital to eligible small businesses as defined by the SBA. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must invest 25.0% of its investment capital to "smaller enterprises", as defined by the SBA. The definition of a smaller enterprise generally includes businesses that have a tangible net worth not exceeding $6.0 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and is based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in an eligible small business, it may continue to make follow-on investments in the company, regardless of the size of the company at the time of the follow-on investment.

          The SBA prohibits an SBIC from providing funds to small businesses with certain characteristics, such as businesses with the majority of their employees located outside the U.S., or from investing in project finance, real estate, farmland, financial intermediaries or "passive" (i.e. non-operating) businesses. Without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30.0% of the SBIC's regulatory capital in any one company and its affiliates.

          The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

          The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

          The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor.

          The maximum leverage available to a "family" of affiliated SBIC funds is $350.0 million, subject to SBA approval.

Qualifying Assets

          Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the BDC's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the U.S.;

  (b)
  is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange;

  (ii)
  has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million;

  (iii)
  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

  (iv)
  is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

  2)
  Securities of any eligible portfolio company that the BDC controls.

  3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the BDC already owns 60.0% of the outstanding equity of the eligible portfolio company.

  5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

          In addition, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

          As of December 31, 2018, 14.9% of our total assets were non-qualifying assets.

Significant Managerial Assistance to Portfolio Companies

          BDCs generally must offer to make available to the eligible issuers of its securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

          Pending investments in other types of qualifying assets, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment (collectively, as "temporary investments"), so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions. We had no temporary investments as of December 31, 2018.

 Senior Securities

          We are permitted, under specified conditions, to issue multiple classes of debt if our asset coverage, as defined in the 1940 Act, is at least equal to 150.0% immediately after each such issuance (which means we can borrow $2 for every $1 of our equity). On March 23, 2018, the SBCA was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150.0% from 200.0% under certain circumstances. On April 12, 2018, our board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA, and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to us at a special meeting of stockholders, which was held on June 8, 2018. The stockholder proposal was approved by the required votes of our stockholders at such special meeting of stockholders, and thus we became subject to the 150.0% minimum asset coverage ratio on June 9, 2018. Prior to the enactment of the SBCA, generally, for every $1.00 of debt incurred or in senior securities issued, a BDC was required to have at least $2.00 of assets immediately following such incurrence or issuance. For those BDCs that satisfy the SBCA's disclosure and approval requirements, the minimum asset coverage ratio is reduced such that for every $1.00 of debt incurred or in senior securities issued, a BDC must now have at least $1.50 of assets. Changing the asset coverage ratio permits us to double our leverage, which results in increased leverage risk and increased expenses. For a discussion of this legislation that may allow us to incur additional leverage, see "Risk Factors — Risks Related to Our Business and Structure — Recent legislation allows us to incur additional leverage, which could increase the risk of investing in our securities."

          If our asset coverage ratio is not at least 150.0%, we would be unable to issue additional senior securities, and certain provisions of certain of our senior securities may preclude us from making distributions to our stockholders. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to our asset coverage. We will include our assets and liabilities and all of our wholly-owned direct and indirect subsidiaries for purposes of calculating the asset coverage ratio. We received exemptive relief from the SEC on November 5, 2014, allowing us to modify the asset coverage requirement to exclude SBA-guaranteed debentures from this calculation. For a discussion of the risks associated with leverage, see "Risk Factors — Risks Related to our Business and Structure — Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies" and "— We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us".

Code of Ethics

          We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. The code of ethics is available on the SEC's website at http://www.sec.gov.

 Compliance Policies and Procedures

          We and the Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and we are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

          We have delegated our proxy voting responsibility to the Investment Adviser. The proxy voting policies and procedures of the Investment Adviser are set forth below. The guidelines will be reviewed periodically by the Investment Adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

          As an investment adviser registered under the Advisers Act, the Investment Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

          The policies and procedures for voting proxies for the investment advisory clients of the Investment Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

          The Investment Adviser will vote proxies relating to our securities in our best interest. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although the Investment Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

          The proxy voting decisions of the Investment Adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

          You may obtain, without charge, information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Other

          We will be periodically examined by the SEC for compliance with the 1940 Act.

          We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Exchange Act and Sarbanes-Oxley Act Compliance

          The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect NMFC. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding their assessment of their internal control over financial reporting and is required to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports are required to disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

          The Sarbanes-Oxley Act of 2002 requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act of 2002 and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

          Neither our investment objective nor our investment policies are identified as fundamental. Accordingly, our investment objective and policies may be changed by us without the approval of our stockholders.

NYSE Corporate Governance Regulations

          The NYSE has adopted corporate governance regulations that listed companies must comply with. We intend to be in compliance with such corporate governance listing standards applicable to BDCs. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith. If we were to be delisted by the NYSE, the liquidity of our common stock would be materially impaired.

PLAN OF DISTRIBUTION

          We may offer, from time to time, up to $750,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities directly to one or more purchasers, including to existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

          The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

          In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 8.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

          Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

          Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

          We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

          Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

          Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

          If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

          We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

          In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

SAFEKEEPING AGENT, CUSTODIAN, TRANSFER AGENT, DISTRIBUTION
PAYING AGENT AND REGISTRAR

          We maintain custody of our assets in accordance with the requirements of Rule 17f-2 under the 1940 Act. Also in accordance with this rule, some of our portfolio securities are held under a safekeeping agreement, by Wells Fargo Bank, National Association, which is a bank whose functions and physical facilities are supervised by federal or state authority. The address of the safekeeping agent is: 9062 Old Annapolis Road, Columbia, Maryland 21045. In addition, some of our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: One Federal Street, 3rd Floor, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal address of the transfer agent, distribution paying agent and registrar is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Since we generally acquire and dispose of our investments in privately negotiated transactions, we expect that we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

          Certain legal matters regarding the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The consolidated financial statements and the related information included in the Senior Securities table, and the effectiveness of internal control over financial reporting, included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and information included in the Senior Securities table have been so included in reliance upon the reports of such firm, given their authority as experts in accounting and auditing.

          The principal business address of Deloitte & Touche LLP is 30 Rockefeller Center Plaza, New York, New York 10112.

AVAILABLE INFORMATION

          This prospectus is part of a registration statement on Form N-2 we filed with the SEC under the Securities Act of 1933, as amended. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.

          We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov. This information will also be available free of charge by contacting us at 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

PRIVACY NOTICE

          Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our shareholders and prospective and former shareholders. These policies apply to our shareholders and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.

          We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

          We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of our Investment Adviser.  It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

          We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

          If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our chief compliance officer at (212) 655-0083.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

          This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to "incorporate by reference" the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

          We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information "furnished" under Item 2.02 or Item 7.01 of Form 8-K or other information "furnished" to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

          This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2018;

  •
  Current Report on Form 8-K filed on January 3, 2019;

  •
  Current Report on Form 8-K filed on April 3, 2019; and

  •
  The description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-35183), as filed with the SEC on May 19, 2011, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

          To obtain copies of these filings, see "Available Information," or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

New Mountain Finance Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019
(212) 720-0300

          You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Directors of
New Mountain Finance Corporation

Opinion on the Financial Statements and Financial Highlights

          We have audited the accompanying consolidated statements of assets and liabilities of New Mountain Finance Corporation and subsidiaries (the "Company"), including the consolidated schedules of investments, as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations, changes in net assets, and cash flows for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

          We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company's internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 27, 2019, expressed an unqualified opinion on the Company's internal control over financial reporting.

Basis for Opinion

          These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

          We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.

          Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2018 and 2017, by correspondence with the custodian, loan agents and borrowers; when replies were not received we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

February 27, 2019

We have served as the Company's auditor since 2008.

New Mountain Finance Corporation

Consolidated Statements of Assets and Liabilities

(in thousands, except shares and per share data)

	December 31, 2018	December 31, 2017
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,868,785 and $1,438,889, respectively)	$1,861,323	$1,462,182
Non-controlled/affiliated investments (cost of $78,438 and $180,380, respectively)	77,493	178,076
Controlled investments (cost of $382,503 and $171,958, respectively)	403,137	185,402

Total investments at fair value (cost of $2,329,726 and $1,791,227, respectively)	2,341,953	1,825,660
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	23,508	25,212
Cash and cash equivalents	49,664	34,936
Interest and dividend receivable	30,081	31,844
Receivable from affiliates	288	343
Other assets	3,172	10,023

Total assets	$2,448,666	$1,928,018

Liabilities
Borrowings
Holdings Credit Facility	$512,563	$312,363
Unsecured Notes	336,750	145,000
Convertible Notes	270,301	155,412
SBA-guaranteed debentures	165,000	150,000
NMFC Credit Facility	60,000	122,500
DB Credit Facility	57,000	—
Deferred financing costs (net of accumulated amortization of $22,234 and $16,578, respectively)	(17,515)	(15,777)

Net borrowings	1,384,099	869,498
Payable for unsettled securities purchased	20,147	—
Interest payable	12,397	5,107
Management fee payable	8,392	7,065
Incentive fee payable	6,864	6,671
Payable to affiliates	1,021	863
Deferred tax liability	1,006	894
Other liabilities	8,471	2,945

Total liabilities	1,442,397	893,043
Commitments and contingencies (See Note 9)
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 100,000,000 shares authorized, 76,106,372 and 75,935,093 shares issued and outstanding, respectively	761	759
Paid in capital in excess of par	1,035,629	1,053,468
Accumulated overdistributed earnings	(30,121)	(19,252)

Total net assets	$1,006,269	$1,034,975

Total liabilities and net assets	$2,448,666	$1,928,018

Number of shares outstanding	76,106,372	75,935,093
Net asset value per share	$13.22	$13.63

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Operations

(in thousands, except shares and per share data)

	Year Ended December 31,

	2018	2017	2016

Investment income
From non-controlled/non-affiliated investments:
Interest income	$153,645	$145,283	$140,983
Dividend income	486	159	220
Non-cash dividend income	5,912	811	—
Other income	12,174	8,751	7,708
From non-controlled/affiliated investments:
Interest income	2,028	2,808	4,538
Dividend income	6,714	3,498	3,728
Non-cash dividend income	12,333	12,627	156
Other income	1,832	1,186	1,193
From controlled investments:
Interest income	6,226	1,709	1,904
Dividend income	21,731	15,740	4,073
Non-cash dividend income	6,648	4,415	3,023
Other income	1,736	819	558

Total investment income	231,465	197,806	168,084

Expenses
Incentive fee	26,508	25,101	22,011
Management fee	38,530	32,694	27,551
Interest and other financing expenses	57,050	37,094	28,452
Professional fees	4,497	3,658	3,087
Administrative expenses	3,629	2,779	2,683
Other general and administrative expenses	1,913	1,636	1,589

Total expenses	132,127	102,962	85,373
Less: management and incentive fees waived (see Note 5)	(6,709)	(7,442)	(4,824)
Less: expenses waived and reimbursed (see Note 5)	(276)	(474)	(725)

Net expenses	125,142	95,046	79,824

Net investment income before income taxes	106,323	102,760	88,260
Income tax expense	291	556	152

Net investment income	106,032	102,204	88,108
Net realized (losses) gains:
Non-controlled/non-affiliated investments	(18,047)	(39,734)	(16,717)
Non-controlled/affiliated investments	8,387	—	—
Controlled investments	3	—	—
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(30,758)	56,340	30,742
Non-controlled/affiliated investments	(2,344)	(4,748)	1,315
Controlled investments	10,896	(798)	8,074
Securities purchased under collateralized agreements to resell	(1,704)	(4,006)	(486)
(Provision) benefit for taxes	(112)	140	642

Net realized and unrealized (losses) gains	(33,679)	7,194	23,570

Net increase in net assets resulting from operations	$72,353	$109,398	$111,678

Basic earnings per share	$0.95	$1.47	$1.72
Weighted average shares of common stock outstanding — basic (See Note 12)	76,022,375	74,171,268	64,918,191
Diluted earnings per share	$0.91	$1.38	$1.60
Weighted average shares of common stock outstanding — diluted (See Note 12)	88,627,741	83,995,395	72,863,387
Distributions declared and paid per share	$1.36	$1.36	$1.36

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except share data)

	Year Ended December 31,

	2018	2017	2016

Increase (decrease) in net assets resulting from operations:
Net investment income	$106,032	$102,204	$88,108
Net realized losses on investments	(9,657)	(39,734)	(16,717)
Net change in unrealized (depreciation) appreciation of investments	(22,206)	50,794	40,131
Net change in unrealized depreciation of securities purchased under collateralized agreements to resell	(1,704)	(4,006)	(486)
(Provision) benefit for taxes	(112)	140	642

Net increase in net assets resulting from operations	72,353	109,398	111,678
Capital transactions
Net proceeds from shares sold	—	81,478	79,063
Deferred offering costs	—	(172)	(328)
Other	—	(81)	—
Distributions declared to stockholders from net investment income	(103,388)	(100,905)	(88,764)
Reinvestment of distributions	2,329	6,695	2,953
Repurchase of shares under repurchase program	—	—	(2,948)

Total net decrease in net assets resulting from capital transactions	(101,059)	(12,985)	(10,024)

Net (decrease) increase in net assets	(28,706)	96,413	101,654
Net assets at the beginning of the period	1,034,975	938,562	836,908

Net assets at the end of the period	$1,006,269	$1,034,975	$938,562

Capital share activity
Shares sold	—	5,750,000	5,750,000
Shares issued from reinvestment of distributions	171,279	429,706	—
Shares reissued from repurchase program in connection with reinvestment of distributions	—	37,573	210,926
Shares repurchased under repurchase program	—	—	(248,499)

Net increase in shares outstanding	171,279	6,217,279	5,712,427

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,

	2018	2017	2016

Cash flows from operating activities
Net increase in net assets resulting from operations	$72,353	$109,398	$111,678
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net realized losses on investments	9,657	39,734	16,717
Net change in unrealized depreciation (appreciation) of investments	22,206	(50,794)	(40,131)
Net change in unrealized depreciation of securities purchased under collateralized agreements to resell	1,704	4,006	486
Amortization of purchase discount	(5,198)	(9,202)	(3,096)
Amortization of deferred financing costs	5,656	4,299	3,457
Amortization of premium on Convertible Notes	(111)	(111)	(28)
Non-cash investment income	(20,336)	(9,367)	(7,644)
(Increase) decrease in operating assets:
Purchase of investments and delayed draw facilities	(1,311,002)	(1,000,229)	(557,897)
Proceeds from sales and paydowns of investments	802,964	767,360	547,078
Cash received for purchase of undrawn portion of revolving credit or delayed draw facilities	1,074	552	177
Cash paid for purchase of drawn portion of revolving credit facilities	(11,631)	—	(348)
Cash paid for drawn revolvers	(28,633)	(24,615)	(11,651)
Cash repayments on drawn revolvers	24,606	19,718	10,202
Interest and dividend receivable	1,763	(14,011)	(4,001)
Receivable from affiliates	55	3	14
Receivable from unsettled securities sold	—	990	(990)
Other assets	6,043	(6,523)	(1,080)
Increase (decrease) in operating liabilities:
Payable for unsettled securities purchased	20,147	(2,740)	(2,701)
Interest payable	7,290	1,935	829
Management fee payable	1,327	1,213	386
Incentive fee payable	193	926	123
Payable to affiliates	158	727	(428)
Deferred tax liability (benefit)	112	(140)	(642)
Other liabilities	6,114	558	(2)

Net cash flows (used in) provided by operating activities	(393,489)	(166,313)	60,508

Cash flows from financing activities
Net proceeds from shares sold	—	81,478	79,063
Distributions paid	(101,059)	(94,210)	(85,811)
Offering costs paid	—	(441)	(261)
Proceeds from Holdings Credit Facility	466,800	505,450	177,600
Repayment of Holdings Credit Facility	(266,600)	(526,600)	(263,400)
Proceeds from Unsecured Notes	191,750	55,000	90,000
Proceeds from Convertible Notes	115,000	—	40,552
Proceeds from SBA-guaranteed debentures	15,000	28,255	4,000
Proceeds from NMFC Credit Facility	255,000	354,600	166,500
Repayment of NMFC Credit Facility	(317,500)	(242,100)	(246,500)
Proceeds from DB Credit Facility	60,000	—	—
Repayment of DB Credit Facility	(3,000)	—	—
Proceeds from NMNLC Credit Facility	21,617	—	—
Repayment of NMNLC Credit Facility	(21,617)	—	—
Deferred financing costs paid	(7,174)	(6,030)	(3,477)
Repurchase of shares under repurchase program	—	—	(2,948)
Other	—	(81)	—

Net cash flows provided by (used in) financing activities	408,217	155,321	(44,682)

Net increase (decrease) in cash and cash equivalents	14,728	(10,992)	15,826
Cash and cash equivalents at the beginning of the period	34,936	45,928	30,102

Cash and cash equivalents at the end of the period	$49,664	$34,936	$45,928

Supplemental disclosure of cash flow information
Cash interest paid	$43,118	$29,658	$23,768
Income taxes paid	521	414	85
Non-cash operating activities:
Non-cash activity on investments	$16,622	$12,858	$7,186
Non-cash financing activities:
Value of shares issued in connection with reinvestment of distributions	$2,329	$6,135	$—
Value of shares reissued from repurchase program in connection with reinvestment of distributions	—	560	2,953
Accrual for offering costs	272	944	598
Accrual for deferred financing costs	186	103	99

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Canada
Dentalcorp Perfect Smile ULC**
Healthcare Services	Second lien(3)	10.02% (L + 7.50%/M)	6/1/2018	6/8/2026	$12,130	$12,032	$11,948
	Second lien(8)	10.02% (L + 7.50%/M)	6/1/2018	6/8/2026	7,500	7,439	7,388
	Second lien(3)(10) — Drawn	10.02% (L + 7.50%/M)	6/1/2018	6/8/2026	2,797	2,772	2,754

					22,427	22,243	22,090	2.20%

Total Funded Debt Investments — Canada					$22,427	$22,243	$22,090	2.20%

Funded Debt Investments — United Kingdom
Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.**
Consumer Services	Second lien(2)	10.09% (L + 7.50%/Q)	9/25/2017	10/3/2025	$37,853	$37,648	$36,150
	Second lien(8)	10.09% (L + 7.50%/Q)	9/25/2017	10/3/2025	6,000	5,968	5,730

					43,853	43,616	41,880	4.16%

Air Newco LLC**
Software	First lien(2)	7.14% (L + 4.75%/M)	5/25/2018	5/31/2024	20,125	20,079	19,987	1.99%

Total Funded Debt Investments — United Kingdom					$63,978	$63,695	$61,867	6.15%

Funded Debt Investments — United States
Benevis Holding Corp.
Healthcare Services	First lien(2)(9)	8.86% (L + 6.32%/Q)	3/15/2018	3/15/2024	$63,370	$63,370	$62,261
	First lien(8)(9)	8.86% (L + 6.32%/Q)	3/15/2018	3/15/2024	8,578	8,578	8,428
	First lien(3)(9)	8.86% (L + 6.32%/Q)	3/15/2018	3/15/2024	6,970	6,970	6,848

					78,918	78,918	77,537	7.71%

Integro Parent Inc.
Business Services	First lien(2)(9)	8.48% (L + 5.75%/Q)	10/9/2015	10/31/2022	51,245	50,952	51,245
	Second lien(8)(9)	11.97% (L + 9.25%/Q)	10/9/2015	10/30/2023	10,000	9,930	10,000
	First lien(3)(9)(10) — Drawn	7.23% (L + 4.50%/Q)	6/8/2018	10/30/2021	2,057	2,046	2,057

					63,302	62,928	63,302	6.29%

Kronos Incorporated
Software	Second lien(2)	10.79% (L + 8.25%/Q)	10/26/2012	11/1/2024	36,000	35,560	35,657
	Second lien(3)	10.79% (L + 8.25%/Q)	10/26/2012	11/1/2024	21,147	21,145	20,945

					57,147	56,705	56,602	5.62%

CentralSquare Technologies, LLC
Software	Second lien(3)	10.02% (L + 7.50%/M)	8/15/2018	8/31/2026	47,838	47,241	47,838
	Second lien(8)	10.02% (L + 7.50%/M)	8/15/2018	8/31/2026	7,500	7,406	7,500

					55,338	54,647	55,338	5.50%

Dealer Tire, LLC
Distribution & Logistics	First lien(2)	8.02% (L + 5.50%/M)	12/4/2018	12/12/2025	53,784	52,444	51,296	5.10%
PhyNet Dermatology LLC
Healthcare Services	First lien(2)(9)	8.02% (L + 5.50%/M)	9/17/2018	8/16/2024	50,879	50,391	50,371	5.01%
NM GRC Holdco, LLC
Business Services	First lien(2)(9)	8.80% (L + 6.00%/Q)	2/9/2018	2/9/2024	38,735	38,565	38,542
	First lien(2)(9)(10) — Drawn	8.80% (L + 6.00%/Q)	2/9/2018	2/9/2024	10,766	10,715	10,739

					49,501	49,280	49,281	4.90%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Nomad Buyer, Inc.
Healthcare Services	First lien(2)	7.38% (L + 5.00%/M)	8/3/2018	8/1/2025	$48,953	$47,538	$46,383	4.61%
Brave Parent Holdings, Inc.
Software	Second lien(5)	10.02% (L + 7.50%/M)	4/17/2018	4/17/2026	22,500	22,394	22,416
	Second lien(2)	10.02% (L + 7.50%/M)	7/18/2018	4/17/2026	16,624	16,464	16,562
	Second lien(8)	10.02% (L + 7.50%/M)	7/18/2018	4/17/2026	6,000	5,942	5,978

					45,124	44,800	44,956	4.47%

Associations, Inc.
Consumer Services	First lien(2)(9)	9.40% (L + 4.00% + 3.00% PIK/Q)*	7/30/2018	7/30/2024	40,855	40,613	40,599
	First lien(3)(9)(10) — Drawn	9.40% (L + 4.00% + 3.00% PIK/Q)*	7/30/2018	7/30/2024	3,625	3,603	3,602

					44,480	44,216	44,201	4.39%

Quest Software US Holdings Inc.
Software	Second lien(2)	10.78% (L + 8.25%/Q)	5/17/2018	5/18/2026	43,697	43,281	43,224	4.30%
Tenawa Resource Holdings LLC(13)
Tenawa Resource Management LLC
Energy	First lien(3)(9)	10.90% (Base + 8.50%/Q)	5/12/2014	10/30/2024	39,500	39,442	39,500	3.93%
Frontline Technologies Group Holdings, LLC
Education	First lien(4)(9)	9.02% (L + 6.50%/M)	9/18/2017	9/18/2023	22,387	22,248	22,387
	First lien(2)(9)	9.02% (L + 6.50%/M)	9/18/2017	9/18/2023	16,582	16,480	16,582

					38,969	38,728	38,969	3.87%

Salient CRGT Inc.
Federal Services	First lien(2)	8.27% (L + 5.75%/M)	1/6/2015	2/28/2022	38,275	37,928	37,701	3.75%
Trader Interactive, LLC
Business Services	First lien(2)(9)	9.02% (L + 6.50%/M)	6/15/2017	6/17/2024	37,259	37,044	37,259	3.70%
Peraton Holding Corp. (fka MHVC Acquisition Corp.)
Federal Services	First lien(2)	8.06% (L + 5.25%/Q)	4/25/2017	4/29/2024	37,285	37,134	36,353	3.61%
TDG Group Holding Company
Consumer Services	First lien(2)(9)	8.30% (L + 5.50%/Q)	5/22/2018	5/31/2024	30,112	29,974	29,962
	First lien(2)(9)	8.30% (L + 5.50%/Q)	5/22/2018	5/31/2024	3,354	3,338	3,337
	First lien(3)(9)(10) — Drawn	8.02% (L + 5.50%/M)	5/22/2018	5/31/2024	1,261	1,255	1,255

					34,727	34,567	34,554	3.43%

Geo Parent Corporation
Business Services	First lien(2)	8.09% (L + 5.50%/M)	12/13/2018	12/19/2025	33,578	33,410	33,410	3.32%
Finalsite Holdings, Inc.
Software	First lien(4)(9)	8.03% (L + 5.50%/Q)	9/28/2018	9/25/2024	22,444	22,281	22,275
	First lien(2)(9)	8.03% (L + 5.50%/Q)	9/28/2018	9/25/2024	11,085	11,005	11,002

					33,529	33,286	33,277	3.31%

Navicure, Inc.
Healthcare Services	Second lien(2)	10.02% (L + 7.50%/M)	10/23/2017	10/31/2025	25,970	25,907	25,580
	Second lien(8)	10.02% (L + 7.50%/M)	10/23/2017	10/31/2025	6,000	5,985	5,910

					31,970	31,892	31,490	3.13%

iCIMS, Inc.
Software	First lien(8)(9)	8.94% (L + 6.50%/M)	9/12/2018	9/12/2024	31,636	31,332	31,320	3.11%
Ansira Holdings, Inc.
Business Services	First lien(2)	8.27% (L + 5.75%/M)	12/19/2016	12/20/2022	28,744	28,645	28,615
	First lien(3)(10) — Drawn	8.27% (L + 5.75%/M)	12/19/2016	12/20/2022	1,791	1,784	1,782

					30,535	30,429	30,397	3.02%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Keystone Acquisition Corp.
Healthcare Services	First lien(2)	8.05% (L + 5.25%/Q)	5/10/2017	5/1/2024	$24,732	$24,597	$24,238
	Second lien(2)	12.05% (L + 9.25%/Q)	5/10/2017	5/1/2025	4,500	4,461	4,444

					29,232	29,058	28,682	2.85%

Sovos Brands Intermediate, Inc.
Food & Beverage	First lien(2)	7.64% (L + 5.00%/M)	11/16/2018	11/20/2025	28,240	28,099	27,957	2.78%
EN Engineering, LLC
Business Services	First lien(2)(9)	7.02% (L + 4.50%/M)	7/30/2015	6/30/2021	23,347	23,226	23,347
	First lien(2)(9)	7.02% (L + 4.50%/M)	7/30/2015	6/30/2021	1,350	1,343	1,350

					24,697	24,569	24,697	2.45%

SW Holdings, LLC
Business Services	Second lien(4)(9)	11.55% (L + 8.75%/Q)	6/30/2015	12/30/2021	18,161	18,052	18,161
	Second lien(3)(9)	11.55% (L + 8.75%/Q)	4/16/2018	12/30/2021	6,181	6,130	6,181

					24,342	24,182	24,342	2.42%

DCA Investment Holding, LLC
Healthcare Services	First lien(2)(9)	8.05% (L + 5.25%/Q)	7/2/2015	7/2/2021	17,274	17,194	17,274
	First lien(3)(9)(10) — Drawn	7.98% (L + 5.25%/Q)	12/20/2017	7/2/2021	6,702	6,647	6,702
	First lien(3)(9)(10) — Drawn	9.75% (P + 4.25%/Q)	7/2/2015	7/2/2021	144	142	144

					24,120	23,983	24,120	2.40%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)(9)	7.28% (L + 4.75%/M)	8/4/2015	8/4/2022	17,415	17,314	17,415
	First lien(4)(9)	7.28% (L + 4.75%/M)	6/16/2017	8/4/2022	4,531	4,514	4,531
	First lien(2)(9)	7.28% (L + 4.75%/M)	9/25/2017	8/4/2022	1,149	1,145	1,149
	First lien(4)(9)	7.28% (L + 4.75%/M)	9/25/2017	8/4/2022	506	504	506

					23,601	23,477	23,601	2.35%
CRCI Longhorn Holdings, Inc.
Business Services	Second lien(3)	9.64% (L + 7.25%/M)	8/2/2018	8/10/2026	14,349	14,296	14,295
	Second lien(8)	9.64% (L + 7.25%/M)	8/2/2018	8/10/2026	7,500	7,473	7,472

					21,849	21,769	21,767	2.16%

AAC Holding Corp.
Education	First lien(2)(9)	10.60% (L + 8.25%/M)	9/30/2015	9/30/2020	22,403	22,269	21,578	2.14%
Avatar Topco, Inc.(22)
EAB Global, Inc.
Education	Second lien(3)	10.16% (L + 7.50%/Q)	11/17/2017	11/17/2025	13,950	13,762	13,811
	Second lien(8)	10.16% (L + 7.50%/Q)	11/17/2017	11/17/2025	7,500	7,399	7,425

					21,450	21,161	21,236	2.11%

Help/Systems Holdings, Inc.
Software	Second lien(5)	10.27% (L + 7.75%/M)	3/23/2018	3/27/2026	20,231	20,136	20,029	1.99%
Symplr Software Intermediate Holdings, Inc.(23)
Caliper Software, Inc.
Healthcare Information Technology	First lien(4)(9)	8.02% (L + 5.50%/M)	11/30/2018	11/28/2025	15,000	14,888	14,888
	First lien(2)(9)	8.02% (L + 5.50%/M)	11/30/2018	11/28/2025	5,171	5,133	5,132

					20,171	20,021	20,020	1.99%

SSH Group Holdings, Inc.
Education	Second lien(2)	10.77% (L + 8.25%/Q)	7/26/2018	7/30/2026	20,116	20,019	19,960	1.98%
DiversiTech Holdings, Inc.
Distribution & Logistics	Second lien(3)	10.30% (L + 7.50%/Q)	5/18/2017	6/2/2025	12,000	11,897	11,580
	Second lien(8)	10.30% (L + 7.50%/Q)	5/18/2017	6/2/2025	7,500	7,436	7,238

					19,500	19,333	18,818	1.87%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
FR Arsenal Holdings II Corp.
Business Services	First lien(2)(9)	10.06% (L + 7.25%/Q)	9/29/2016	9/8/2022	$18,545	$18,404	$18,545	1.84%
Integral Ad Science, Inc.
Software	First lien(8)(9)	9.78% (L + 6.00% + 1.25% PIK/M)*	7/19/2018	7/19/2024	18,678	18,503	18,491	1.84%
The Kleinfelder Group, Inc.
Business Services	First lien(4)	7.17% (L + 4.75%/M)	12/18/2018	11/29/2024	17,500	17,413	17,413	1.73%
Navex Topco, Inc.
Software	Second lien(2)	9.53% (L + 7.00%/M)	8/9/2018	9/4/2026	16,807	16,725	16,218	1.61%
TIBCO Software Inc.
Software	Subordinated(3)	11.38%/S	11/24/2014	12/1/2021	15,000	14,776	15,750	1.57%
Hill International, Inc.**
Business Services	First lien(2)(9)	8.55% (L + 5.75%/Q)	6/21/2017	6/21/2023	15,563	15,502	15,563	1.55%
QC McKissock Investment, LLC(14)
McKissock, LLC
Education	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/6/2014	8/5/2021	6,351	6,330	6,351
	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/24/2018	8/5/2021	3,649	3,616	3,649
	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/6/2014	8/5/2021	3,028	3,019	3,028
	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/6/2014	8/5/2021	977	974	977
	First lien(2)(9)	8.55% (L + 5.75%/Q)	8/3/2018	8/5/2021	842	835	842
	First lien(2)(9)	8.55% (L + 5.75%/Q)	5/23/2018	8/5/2021	572	564	572

					15,419	15,338	15,419	1.53%

OEConnection LLC
Business Services	Second lien(3)	10.53% (L + 8.00%/M)	11/22/2017	11/22/2025	7,660	7,564	7,602
	Second lien(8)	10.53% (L + 8.00%/M)	11/22/2017	11/22/2025	7,500	7,407	7,443

					15,160	14,971	15,045	1.49%

Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	10.03% (L + 7.50%/Q)	4/18/2016	10/19/2023	15,000	14,727	14,925	1.48%
Xactly Corporation
Software	First lien(4)(9)	9.78% (L + 7.25%/M)	7/31/2017	7/29/2022	14,690	14,577	14,690	1.46%
Transcendia Holdings, Inc.
Packaging	Second lien(8)	10.52% (L + 8.00%/M)	6/28/2017	5/30/2025	7,500	7,411	7,385
	Second lien(3)	10.52% (L + 8.00%/M)	6/28/2017	5/30/2025	7,000	6,917	6,893

					14,500	14,328	14,278	1.42%

Alegeus Technologies Holdings Corp.
Healthcare Services	First lien(2)(9)	8.66% (L + 6.25%/Q)	9/5/2018	9/5/2024	13,444	13,378	13,376	1.33%
NorthStar Financial Services Group, LLC
Software	Second lien(5)	10.10% (L + 7.50%/M)	5/23/2018	5/25/2026	13,450	13,418	13,316	1.32%
Project Accelerate Parent, LLC
Business Services	Second lien(8)(9)	10.89% (L + 8.50%/M)	1/2/2018	1/2/2026	7,500	7,414	7,406
	Second lien(3)(9)	10.89% (L + 8.50%/M)	1/2/2018	1/2/2026	5,973	5,905	5,898

					13,473	13,319	13,304	1.32%

Castle Management Borrower LLC
Business Services	First lien(2)(9)	8.87% (L + 6.25%/Q)	5/31/2018	2/15/2024	13,347	13,286	13,281	1.32%
Ministry Brands, LLC
Software	First lien(2)	6.52% (L + 4.00%/M)	12/7/2016	12/2/2022	2,962	2,952	2,962
	Second lien(8)(9)	11.77% (L + 9.25%/M)	12/7/2016	6/2/2023	7,840	7,796	7,840
	Second lien(3)(9)	11.77% (L + 9.25%/M)	12/7/2016	6/2/2023	2,160	2,148	2,160

					12,962	12,896	12,962	1.29%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
BackOffice Associates Holdings, LLC
Business Services	First lien(2)(9)	13.03% (L + 10.50%/M)	8/25/2017	8/25/2023	$13,262	$13,169	$12,477
	First lien(3)(9)(10) — Drawn	13.03% (L + 7.50% + 3.00% PIK/M)*	8/25/2017	8/25/2023	17	17	16

					13,279	13,186	12,493	1.24%

Zywave, Inc.
Software	Second lien(4)(9)	11.65% (L + 9.00%/Q)	11/22/2016	11/17/2023	11,000	10,936	11,000
	First lien(3)(9)(10) — Drawn	7.52% (L + 5.00%/M)	11/22/2016	11/17/2022	1,200	1,191	1,200

					12,200	12,127	12,200	1.21%
CHA Holdings, Inc.
Business Services	Second lien(4)	11.55% (L + 8.75%/Q)	4/3/2018	4/10/2026	7,012	6,946	7,103
	Second lien(3)	11.55% (L + 8.75%/Q)	4/3/2018	4/10/2026	4,453	4,411	4,511

					11,465	11,357	11,614	1.15%

PPVA Black Elk (Equity) LLC
Business Services	Subordinated(3)(9)	—	5/3/2013	—	14,500	14,500	11,362	1.13%
Amerijet Holdings, Inc.
Distribution & Logistics	First lien(4)(9)	10.52% (L + 8.00%/M)	7/15/2016	7/15/2021	8,972	8,935	8,972
	First lien(4)(9)	10.52% (L + 8.00%/M)	7/15/2016	7/15/2021	1,495	1,489	1,495

					10,467	10,424	10,467	1.04%

Vectra Co.
Business Products	Second lien(8)	9.77% (L + 7.25%/M)	2/23/2018	3/8/2026	10,788	10,751	10,465	1.04%
Masergy Holdings, Inc.
Business Services	Second lien(2)	10.31% (L + 7.50%/Q)	12/14/2016	12/16/2024	10,500	10,452	10,290	1.02%
VT Topco, Inc.
Business Services	Second lien(4)	9.80% (L + 7.00%/Q)	8/14/2018	7/31/2026	10,000	9,976	9,987	0.99%
Affinity Dental Management, Inc.
Healthcare Services	First lien(2)(9)	8.57% (L + 6.00%/S)	9/15/2017	9/15/2023	4,344	4,308	4,344
	First lien(3)(9)(10) — Drawn	8.61% (L + 6.00%/S)	9/15/2017	9/15/2023	5,277	5,240	5,277

					9,621	9,548	9,621	0.96%

AgKnowledge Holdings Company, Inc.
Business Services	First Lien(4)	7.27% (L + 4.75%/Q)	11/30/2018	7/23/2023	9,450	9,403	9,426	0.94%
WD Wolverine Holdings, LLC
Healthcare Services	First lien(2)	8.02% (L + 5.50%/M)	2/22/2017	8/16/2022	9,488	9,269	9,179	0.91%
Wrike, Inc.
Software	First lien(8)	9.28% (L + 6.75%/M)	12/31/2018	12/31/2024	9,067	8,976	8,976	0.89%
JAMF Holdings, Inc.
Software	First lien(8)(9)	10.61% (L + 8.00%/Q)	11/13/2017	11/11/2022	8,757	8,686	8,757	0.87%
Idera, Inc.
Software	Second lien(4)	11.53% (L + 9.00%/M)	6/27/2017	6/27/2025	8,000	7,895	8,020	0.80%
J.D. Power (fka J.D. Power and Associates)
Business Services	Second lien(3)	11.02% (L + 8.50%/M)	6/9/2016	9/7/2024	7,583	7,508	7,508	0.75%
CP VI Bella Midco, LLC
Healthcare Services	Second lien(3)	9.27% (L + 6.75%/M)	1/25/2018	12/29/2025	6,732	6,701	6,631	0.66%
DealerSocket, Inc.
Software	First lien(2)	7.27% (L + 4.75%/M)	4/16/2018	4/26/2023	6,678	6,633	6,597	0.66%
MH Sub I, LLC (Micro Holding Corp.)
Software	Second lien(2)	10.00% (L + 7.50%/M)	8/16/2017	9/15/2025	7,000	6,938	6,545	0.65%
Restaurant Technologies, Inc.
Business Services	Second lien(4)	8.90% (L + 6.50%/Q)	9/24/2018	10/1/2026	6,722	6,705	6,520	0.65%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
DG Investment Intermediate Holdings 2, Inc. (aka Convergint Technologies Holdings, LLC)
Business Services	Second lien(3)	9.27% (L + 6.75%/M)	1/29/2018	2/2/2026	$6,732	$6,702	$6,429	0.64%
First American Payment Systems, L.P.
Business Services	First lien(2)	7.29% (L + 4.75%/Q)	1/3/2017	1/5/2024	6,391	6,342	6,359	0.63%
Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	2/29/2016	3/1/2024	5,000	4,816	5,350	0.53%
ADG, LLC
Healthcare Services	Second lien(3)(9)	11.88% (L + 9.00%/S)	10/3/2016	3/28/2024	5,000	4,942	4,578	0.45%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	9/17/2014	10/1/2022	3,000	3,000	2,100	0.20%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/21/2015	9/30/2023	2,000	1,953	2,010	0.20%
Education Management Corporation(12)
Education Management II LLC	First Lien(2)	11.00% (P + 5.50%/Q)(24)	1/5/2015	7/2/2020	211	205	15
Education	First Lien(3)	11.00% (P + 5.50%/Q)(24)	1/5/2015	7/2/2020	119	116	8
	First Lien(2)	14.00% (P + 8.50%/Q)(24)	1/5/2015	7/2/2020	475	437	19
	First Lien(3)	14.00% (P + 8.50%/Q)(24)	1/5/2015	7/2/2020	268	246	11

					1,073	1,004	53	0.01%

PPVA Fund, L.P.
Business Services	Collateralized Financing(25)	—	11/7/2014	—	—	—	—	—%

Total Funded Debt Investments — United States					$1,733,369	$1,719,771	$1,709,641	169.89%

Total Funded Debt Investments					$1,819,774	$1,805,709	$1,793,598	178.24%

Equity — Hong Kong
Bach Special Limited (Bach Preference Limited)**
Education	Preferred shares(3)(9)(21)	—	9/1/2017	—	66,528	$6,573	$6,653	0.66%

Total Shares — Hong Kong						$6,573	$6,653	0.66%

Equity — United States
Avatar Topco, Inc.
Education	Preferred shares(3)(9)(22)	—	11/17/2017	—	35,750	$40,247	$39,890	3.96%
Tenawa Resource Holdings LLC(13)
QID NGL LLC	Preferred shares(6)(9)	—	10/30/2017	—	1,623,385	1,623	2,717
Energy	Ordinary shares(6)(9)	—	5/12/2014	—	5,290,997	5,291	8,412

						6,914	11,129	1.11%

Symplr Software Intermediate Holdings, Inc.
Healthcare Information Technology	Preferred Shares(4)(9)(23)	—	11/30/2018	—	7,500	7,470	7,469
	Preferred Shares(3)(9)(23)	—	11/30/2018	—	2,586	2,575	2,575

						10,045	10,044	1.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Education Management Corporation(12)
Education	Preferred shares(2)	—	1/5/2015	—	$3,331	$200	$—
	Preferred shares(3)	—	1/5/2015	—	1,879	113	—
	Ordinary shares(2)	—	1/5/2015	—	2,994,065	100	—
	Ordinary shares(3)	—	1/5/2015	—	1,688,976	56	—

						469	—	—%

Total Shares — United States						$57,675	$61,063	6.07%

Total Shares						$64,248	$67,716	6.73%

Warrants — United States
ASP LCG Holdings, Inc.
Education	Warrants(3)(9)	—	5/5/2014	5/5/2026	622	$37	$664	0.07%

Total Warrants — United States						$37	$664	0.07%

Total Funded Investments						$1,869,994	$1,861,978	185.04%

Unfunded Debt Investments — Canada
Dentalcorp Perfect Smile ULC**
Healthcare Services	Second lien(3)(10) — Undrawn	—	6/1/2018	6/6/2020	$2,110	$2	$(32)	(0.00)%

Total Unfunded Debt Investments — Canada					$2,110	$2	$(32)	(0.00)%

Unfunded Debt Investments — United States
DCA Investment Holding, LLC
Healthcare Services	First lien(3)(9)(10) — Undrawn	—	12/20/2017	12/20/2019	$6,755	$(59)	$—
	First lien(3)(9)(10) — Undrawn	—	7/2/2015	7/2/2021	1,956	(20)	—

					8,711	(79)	—	—%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(9)(10) — Undrawn	—	8/4/2015	8/4/2021	1,000	(10)	—	—%
Ministry Brands, LLC
Software	First lien(3)(10) — Undrawn	—	12/7/2016	12/2/2022	1,000	(5)	—	—%
Zywave, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	11/22/2016	11/17/2022	800	(6)	—	—%
Trader Interactive, LLC
Business Services	First lien(3)(9)(10) — Undrawn	—	6/15/2017	6/15/2023	1,673	(13)	—	—%
Xactly Corporation
Software	First lien(3)(9)(10) — Undrawn	—	7/31/2017	7/29/2022	992	(10)	—	—%
Integro Parent Inc.
Business Services	First lien(3)(9)(10) — Undrawn	—	6/8/2018	10/30/2021	4,686	(23)	—	—%
Affinity Dental Management, Inc.
Healthcare Services	First lien(3)(9)(10) — Undrawn	—	9/15/2017	3/15/2019	6,307	(16)	—
	First lien(3)(9)(10) — Undrawn	—	9/15/2017	3/15/2023	1,738	(17)	—

					8,045	(33)	—	—%

Frontline Technologies Group Holdings, LLC
Education	First lien(3)(9)(10) — Undrawn	—	9/18/2017	9/18/2019	7,738	(58)	—	—%
JAMF Holdings, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	11/13/2017	11/11/2022	750	(8)	—	—%
The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
AgKnowledge Holdings Company, Inc.
Business Services	First lien(3)(10) — Undrawn	—	11/30/2018	7/21/2023	$526	$(3)	$(1)	(0.00)%
NM GRC Holdco, LLC
Business Services	First lien(2)(9)(10) — Undrawn	—	2/9/2018	2/9/2020	771	(2)	(2)	(0.00)%
DealerSocket, Inc.
Software	First lien(3)(10) — Undrawn	—	4/16/2018	4/26/2023	560	(4)	(7)	(0.00)%
Wrike, Inc.
Software	First lien(3)(10) — Undrawn	—	12/31/2018	12/31/2024	933	(9)	(9)	(0.00)%
Integral Ad Science, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	7/19/2018	7/19/2023	1,429	(14)	(14)	(0.00)%
Finalsite Holdings, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	9/25/2018	9/25/2024	2,521	(19)	(19)	(0.00)%
TDG Group Holding Company
Consumer Services	First lien(3)(9)(10) — Undrawn	—	5/22/2018	5/31/2024	3,783	(19)	(19)	(0.00)%
iCIMS, Inc.
Software	First lien(3)(9)(10) — Undrawn	—	9/12/2018	9/12/2024	1,977	(20)	(20)	(0.00)%
Ansira Holdings, Inc.
Business Services	First lien(3)(10) — Undrawn	—	12/19/2016	4/16/2020	5,433	(14)	(24)	(0.00)%
BackOffice Associates Holdings, LLC
Business Services	First lien(3)(9)(10) — Undrawn	—	8/25/2017	8/25/2023	862	(7)	(51)	(0.01)%
Associations, Inc.
Consumer Services	First lien(3)(9)(10) — Undrawn	—	7/30/2018	7/30/2021	6,557	(41)	(41)
	First lien(3)(9)(10) — Undrawn	—	7/30/2018	7/30/2024	2,033	(13)	(13)

					8,590	(54)	(54)	(0.01)%

Diligent Corporation
Software	First lien(3)(9)(10) — Undrawn	—	12/19/2018	12/19/2020	13,431	(84)	(84)	(0.01)%
Salient CRGT Inc.
Federal Services	First lien(3)(10) — Undrawn	—	6/26/2018	11/29/2021	6,125	(490)	(92)	(0.01)%
PhyNet Dermatology LLC
Healthcare Services	First lien(3)(9)(10) — Undrawn	—	9/17/2018	8/16/2020	45,305	(227)	(227)	(0.02)%

Total Unfunded Debt Investments — United States					$127,641	$(1,211)	$(623)	(0.06)%

Total Unfunded Debt Investments					$129,751	$(1,209)	$(655)	(0.06)%

Total Non-Controlled/Non-Affiliated Investments						$1,868,785	$1,861,323	184.98%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Affiliated Investments(26)
Funded Debt Investments — United States
Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Permian Holdco 3, Inc.
Energy	First lien(3)(9)(10) — Drawn	8.87% (L + 6.50%/M)	6/14/2018	6/30/2022	$17,750	$17,750	$17,750
	First lien(3)(9)	14.85% (L + 7.50% + 5.00% PIK/Q)*	6/14/2018	6/30/2022	10,101	10,101	10,101
	Subordinated(3)(9)	14.00% PIK/Q*	10/31/2016	10/15/2021	2,303	2,303	2,187
	Subordinated(3)(9)	18.00% PIK/Q*	12/26/2018	6/30/2022	2,054	2,054	2,054
	Subordinated(3)(9)	14.00% PIK/Q*	10/31/2016	10/15/2021	1,186	1,186	1,127

					33,394	33,394	33,219	3.30%

Total Funded Debt Investments — United States					$33,394	$33,394	$33,219	3.30%

Equity — United States
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)(9)	—	6/13/2014	—	$—	$23,000	$23,000	2.29%
Sierra Hamilton Holdings Corporation
Energy	Ordinary shares(2)(9)	—	7/31/2017	—	25,000,000	11,501	11,271
	Ordinary shares(3)(9)	—	7/31/2017	—	2,786,000	1,281	1,256

						12,782	12,527	1.24%

Permian Holdco 1, Inc.
Energy	Preferred shares(3)(9)(16)	—	10/31/2016	—	1,766,177	7,912	8,257
	Ordinary shares(3)(9)	—	10/31/2016	—	1,366,452	1,350	490

						9,262	8,747	0.87%

Total Shares — United States						$45,044	$44,274	4.40%

Total Funded Investments						$78,438	$77,493	7.70%

Unfunded Debt Investments — United States
Permian Holdco 3, Inc.
Energy	First lien(3)(9)(10) — Undrawn	—	6/14/2018	6/30/2022	$2,250	$—	$—	—%

Total Unfunded Debt Investments — United States					$2,250	$—	$—	—%

Total Non-Controlled/Affiliated Investments						$78,438	$77,493	7.70%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Controlled Investments(27)
Funded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(15)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	First lien(2)	11.03% (L + 4.50% + 4.00% PIK/Q)*	8/6/2018	6/9/2021	$8,490	$7,245	$7,004
	Second lien(3)(9)	7.00% PIK/Q*	2/23/2018	12/9/2021	11,184	10,569	10,346
	Second lien(3)(9)(10) — Drawn	5.00% PIK/Q*	6/9/2015	12/9/2021	1,671	1,671	1,671
	Subordinated(3)(9)	8.50% PIK/Q*	6/9/2015	6/9/2020	4,891	4,889	4,891
	Subordinated(2)(9)	10.00% PIK/Q*	6/9/2015	6/9/2020	18,525	18,525	14,820
	Subordinated(3)(9)	10.00% PIK/Q*	6/9/2015	6/9/2020	4,557	4,557	3,646

					49,318	47,456	42,378	4.21%

NHME Holdings Corp.(20)
National HME, Inc.
Healthcare Services	Second lien(3)(9)	12.00% PIK/Q*	11/27/2018	5/27/2024	14,664	10,718	10,631
	Second lien(3)(9)	12.00% PIK/Q*	11/27/2018	5/27/2024	8,104	7,115	7,091

					22,768	17,833	17,722	1.76%

UniTek Global Services, Inc.
Business Services	First lien(2)(9)	8.02% (L + 5.50%/M)	6/29/2018	8/20/2024	12,542	12,542	12,542
	First lien(2)(9)	7.96% (L + 5.50%/M)	6/29/2018	8/20/2024	2,508	2,508	2,508

					15,050	15,050	15,050	1.50%

Total Funded Debt Investments — United States					$87,136	$80,339	$75,150	7.47%

Equity — Canada
NM APP Canada Corp.**
Net Lease	Membership interest(7)(9)	—	9/13/2016	—	$—	$7,345	$9,727	0.97%

Total Shares — Canada						$7,345	$9,727	0.97%

Equity — United States
NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)(9)	—	5/3/2016	—	—	$79,400	$79,400	7.89%
NMFC Senior Loan Program III LLC**
Investment Fund	Membership interest(3)(9)	—	5/4/2018	—	—	78,400	78,400	7.79%
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(9)(17)	—	1/13/2015	—	24,841,813	22,462	22,012
	Preferred shares(3)(9)(17)	—	1/13/2015	—	6,865,095	6,207	6,083
	Preferred shares(3)(9)(18)	—	6/30/2017	—	13,079,442	13,079	13,036
	Preferred shares(3)(9)(19)	—	8/17/2018	—	7,070,545	7,071	7,071
	Ordinary shares(2)(9)	—	1/13/2015	—	2,096,477	1,925	10,013
	Ordinary shares(3)(9)	—	1/13/2015	—	1,993,749	532	9,523

						51,276	67,738	6.73%

NM NL Holdings, L.P.**
Net Lease	Membership interest(7)(9)	—	6/20/2018	—	—	32,575	33,392	3.32%
NM GLCR LLC
Net Lease	Membership interest(7)(9)	—	2/1/2018	—	—	14,750	20,343	2.02%
NM CLFX LP
Net Lease	Membership interest(7)(9)	—	10/6/2017	—	—	12,538	12,770	1.27%
NM APP US LLC
Net Lease	Membership interest(7)(9)	—	9/13/2016	—	—	5,080	5,912	0.59%
NM DRVT LLC
Net Lease	Membership interest(7)(9)	—	11/18/2016	—	—	5,152	5,619	0.56%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(11)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
NM KRLN LLC
Net Lease	Membership interest(7)(9)	—	11/15/2016	—	$—	$7,510	$4,205	0.42%
NHME Holdings Corp.(20)
Healthcare Services	Ordinary Shares(3)(9)	—	11/27/2018	—	640,000	4,000	4,000	0.40%
NM JRA LLC
Net Lease	Membership interest(7)(9)	—	8/12/2016	—	—	2,043	2,537	0.25%
Edmentum Ultimate Holdings, LLC(15)
Education	Ordinary shares(3)(9)	—	6/9/2015	—	123,968	11	238
	Ordinary shares(2)(9)	—	6/9/2015	—	107,143	9	205

						20	443	0.04%

NM GP Holdco, LLC**
Net Lease	Membership interest(7)(9)	—	6/20/2018	—	—	306	311	0.03%

Total Shares — United States						$293,050	$315,070	31.31%

Total Shares						$300,395	$324,797	32.28%

Warrants — United States
Edmentum Ultimate Holdings, LLC(15)
Education	Warrants(3)(9)	—	2/23/2018	5/5/2026	1,141,846	$769	$2,190	0.22%
NHME Holdings Corp.(20)
Healthcare Services	Warrants(3)(9)	—	11/27/2018	—	160,000	1,000	1,000	0.10%

Total Warrants — United States						$1,769	$3,190	0.32%

Total Funded Investments						$382,503	$403,137	40.07%

Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(15)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(9)(10) — Undrawn	—	6/9/2015	12/9/2021	$5,945	$—	$—	—%

Total Unfunded Debt Investments — United States					$5,945	$—	$—	—%

Total Controlled Investments						$382,503	$403,137	40.07%

Total Investments						$2,329,726	$2,341,953	232.75%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company, as the Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower and Wells Fargo Bank, National Association as the Administrative Agent and Collateral Custodian. See Note 7. Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7. Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

(5)
Investment is held in New Mountain Finance SBIC II, L.P.

(6)
Investment is held in NMF QID NGL Holdings, Inc.

(7)
Investment is held in New Mountain Net Lease Corporation.

(8)
Investment is pledged as collateral for the DB Credit Facility, a revolving credit facility among New Mountain Finance DB, L.L.C as the Borrower and Deutsche Bank AG, New York Branch as the Facility Agent. See Note 7. Borrowings, for details.

(9)
The fair value of the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 4. Fair Value, for details.

(10)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net of the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(11)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of December 31, 2018.

(12)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(13)
The Company holds investments in three related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC), class A preferred units in QID NGL LLC and a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds first lien term loans and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes, ordinary equity and warrants in Edmentum Ultimate Holdings, LLC and holds a first lien term loan, second lien revolver and a second lien term loan in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(16)
The Company holds preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(17)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(19)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to received cumulative preferential dividends at a rate of 20.0% per annum payable in additional shares.

(20)
The Company holds ordinary shares and warrants in NHME Holdings Corp., as well as second lien term loans in National HME, Inc., a wholly-owned subsidiary of NHME Holdings Corp.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

(21)
The Company holds preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares.

(22)
The Company holds preferred equity in Avatar Topco, Inc. and holds a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidiary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(23)
The Company holds preferred equity in Symplr Software Intermediate Holdings, Inc. and holds a first lien term loan investment in Caliper Software, Inc., a wholly-owned subsidiary of Symplr Software Intermediate Holdings, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 10.50% per annum.

(24)
Investment or a portion of the investment is on non-accrual status. See Note 3. Investments, for details.

(25)
The Company holds one security purchased under a collateralized agreement to resell on its Consolidated Statement of Assets and Liabilities with a cost basis of $30,000 and a fair value of $23,508 as of December 31, 2018. See Note 2. Summary of Significant Accounting Policies, for details.

(26)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2018 and December 31, 2017 along with transactions during the year ended December 31, 2018 in which the issuer was a non-controlled/affiliated investment is as follows:

Portfolio Company	Fair Value at December 31, 2017	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$24,858	$—	$(24,858)	$—	$—	$—	$—	$—	$—
HI Technology Corp.	105,155	—	(105,155)	8,387	—	—	—	14,791	—
NMFC Senior Loan Program I LLC	23,000	—	—	—	—	23,000	—	3,173	1,179
Permian Holdco 1, Inc. / Permian Holdco 2, Inc. / Permian Holdco 3, Inc.	12,733	31,824	(50)	—	(2,541)	41,966	2,028	1,083	653
Sierra Hamilton Holdings Corporation	12,330	—	—	—	197	12,527	—	—	—

Total Non-Controlled/Affiliated Investments	$178,076	$31,824	$(130,063)	$8,387	$(2,344)	$77,493	$2,028	$19,047	$1,832

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(27)
Denotes investments in which the Company is in "Control", as defined in the 1940 Act, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31,

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

  2018 and December 31, 2017 along with transactions during the year ended December 31, 2018 in which the issuer was a controlled investment, is as follows:

Portfolio Company	Fair Value at December 31, 2017	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$—	$51,478	$(6,937)	$3	$470	$45,011	$4,077	$—	$424
National HME, Inc./NHME Holdings Corp.	—	22,832	—	—	(110)	22,722	306	—	—
NM APP CANADA CORP	7,962	—	—	—	1,765	9,727	—	841	—
NM APP US LLC	5,138	—	—	—	774	5,912	—	563	—
NM CLFX LP	12,538	—	—	—	232	12,770	—	1,507	—
NM DRVT LLC	5,385	—	—	—	234	5,619	—	519	—
NM JRA LLC	2,191	—	—	—	346	2,537	—	225	—
NM GLCR LLC	—	14,750	—	—	5,593	20,343	—	1,634	—
NM KRLN LLC	8,195	—	—	—	(3,990)	4,205	—	761	—
NM NL Holdings, L.P.	—	32,575	—	—	817	33,392	—	1,506	—
NM GP Holdco, LLC	—	306	—	—	5	311	—	11	—
NMFC Senior Loan Program II LLC	79,400	—	—	—	—	79,400	—	11,124	—
NMFC Senior Loan Program III LLC	—	78,400	—	—	—	78,400	—	3,040	—
UniTek Global Services, Inc.	64,593	28,696	(15,261)	—	4,760	82,788	1,843	6,648	1,312

Total Controlled Investments	$185,402	$229,037	$(22,198)	$3	$10,896	$403,137	$6,226	$28,379	$1,736

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2018, 13.5% of the Company's total investments were non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2018

(in thousands, except shares)

Investment Type	December 31, 2018 Percent of Total Investments at Fair Value

First lien	50.11%
Second lien	28.29%
Subordinated	2.79%
Equity and other	18.81%

Total investments	100.00%

Industry Type	December 31, 2018 Percent of Total Investments at Fair Value

Business Services	23.67%
Software	20.41%
Healthcare Services	14.80%
Education	8.94%
Investment Fund	7.72%
Consumer Services	5.15%
Energy	4.49%
Net Lease	4.05%
Distribution & Logistics	3.44%
Federal Services	3.16%
Healthcare Information Technology	1.92%
Food & Beverage	1.19%
Packaging	0.61%
Business Products	0.45%

Total investments	100.00%

Interest Rate Type	December 31, 2018 Percent of Total Investments at Fair Value

Floating rates	93.25%
Fixed rates	6.75%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — United Kingdom
Air Newco LLC**
Software	Second lien(3)	10.94% (L + 9.50%/Q)	1/30/2015	1/31/2023	$40,000	$39,033	$39,000	3.77%
Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.**
Consumer Services	Second lien(3)	8.88% (L + 7.50%/Q)	9/25/2017	10/3/2025	40,353	40,056	40,656	3.93%

Total Funded Debt Investments — United Kingdom					$80,353	$79,089	$79,656	7.70%

Funded Debt Investments — United States
AmWINS Group, Inc.
Business Services	Second lien(3)	8.32% (L + 6.75%/M)	1/19/2017	1/25/2025	$57,000	$56,804	$57,606	5.57%
Alegeus Technologies, LLC
Healthcare Services	Second lien(3)(10)	10.19% (L + 8.50%/Q)	4/28/2017	10/30/2023	23,500	23,500	23,500
	Second lien(4)(10)	10.19% (L + 8.50%/Q)	4/28/2017	10/30/2023	22,500	22,500	22,500

					46,000	46,000	46,000	4.44%

PetVet Care Centers LLC
Consumer Services	First lien(2)(10)	7.69% (L + 6.00%/Q)	6/8/2017	6/8/2023	34,527	34,409	34,872
	First lien(3)(10)(11) — Drawn	7.55% (L + 6.00%/Q)	6/8/2017	6/8/2023	8,646	8,616	8,733
	First lien(3)(10)(11) — Drawn	9.50% (P + 5.00%/Q)	6/8/2017	6/8/2023	2,200	2,192	2,200

					45,373	45,217	45,805	4.43%

Integro Parent Inc.
Business Services	First lien(2)	7.16% (L + 5.75%/Q)	10/9/2015	10/31/2022	34,873	34,601	34,786
	Second lien(3)	10.63% (L + 9.25%/Q)	10/9/2015	10/30/2023	10,000	9,920	9,800

					44,873	44,521	44,586	4.31%

Severin Acquisition, LLC
Software	Second lien(4)(10)	10.32% (L + 8.75%/M)	7/31/2015	7/29/2022	15,000	14,891	15,000
	Second lien(3)(10)	10.32% (L + 8.75%/M)	2/1/2017	7/29/2022	14,518	14,361	14,518
	Second lien(4)(10)	10.32% (L + 8.75%/M)	11/5/2015	7/29/2022	4,154	4,123	4,154
	Second lien(4)(10)	10.82% (L + 9.25%/M)	2/1/2016	7/29/2022	3,273	3,248	3,273
	Second lien(3)(10)	10.57% (L + 9.00%/M)	10/14/2016	7/29/2022	2,361	2,341	2,361
	Second lien(3)(10)	10.82% (L + 9.25%/M)	8/8/2016	7/29/2022	1,825	1,810	1,825
	Second lien(4)(10)	10.82% (L + 9.25%/M)	8/8/2016	7/29/2022	300	298	300

					41,431	41,072	41,431	4.00%

Salient CRGT Inc.
Federal Services	First lien(2)	7.32% (L + 5.75%/M)	1/6/2015	2/28/2022	40,894	40,421	41,251	3.99%
Tenawa Resource Holdings LLC(13)
Tenawa Resource Management LLC
Energy	First lien(3)(10)	10.50% (Base + 8.00%/Q)	5/12/2014	10/30/2024	39,900	39,835	39,900	3.86%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
VetCor Professional Practices LLC
Consumer Services	First lien(4)	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	$19,111	$18,996	$19,134
	First lien(2)	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	7,714	7,603	7,724
	First lien(3)(11) — Drawn	7.69% (L + 6.00%/Q)	2/24/2017	4/20/2021	6,005	5,891	6,013
	First lien(4)	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	2,650	2,632	2,654
	First lien(2)	7.69% (L + 6.00%/Q)	6/24/2016	4/20/2021	1,632	1,606	1,634
	First lien(4)	7.69% (L + 6.00%/Q)	3/31/2016	4/20/2021	495	487	496
	First lien(3)(11) — Drawn	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	1,426	1,412	1,428

					39,033	38,627	39,083	3.78%

Frontline Technologies Group Holdings, LLC
Education	First lien(2)(10)	8.09% (L + 6.50%/Q)	9/18/2017	9/18/2023	16,750	16,629	16,625
	First lien(4)(10)	8.09% (L + 6.50%/Q)	9/18/2017	9/18/2023	22,613	22,450	22,444

					39,363	39,079	39,069	3.77%

Kronos Incorporated
Software	Second lien(2)	9.63% (L + 8.25%/Q)	10/26/2012	11/1/2024	36,000	35,508	37,449	3.62%
Valet Waste Holdings, Inc.
Business Services	First lien(2)(10)	8.57% (L + 7.00%/M)	9/24/2015	9/24/2021	29,325	29,078	29,325
	First lien(2)(10)	8.57% (L + 7.00%/M)	7/27/2017	9/24/2021	3,731	3,697	3,731

					33,056	32,775	33,056	3.19%

Evo Payments International, LLC
Business Services	Second lien(2)	10.57% (L + 9.00%/M)	12/8/2016	12/23/2024	25,000	24,824	25,250
	Second lien(3)	10.57% (L + 9.00%/M)	12/8/2016	12/23/2024	5,000	5,052	5,050

					30,000	29,876	30,300	2.93%

Wirepath LLC
Distribution & Logistics	First lien(2)	6.87% (L + 5.25%/Q)	7/31/2017	8/5/2024	27,731	27,598	28,112	2.72%
Ansira Holdings, Inc.
Business Services	First lien(2)	8.19% (L + 6.50%/Q)	12/19/2016	12/20/2022	25,920	25,809	25,855
	First lien(3)(11) — Drawn	8.19% (L + 6.50%/Q)	12/19/2016	12/20/2022	2,107	2,097	2,102

					28,027	27,906	27,957	2.70%

TW-NHME Holdings Corp.(20)
National HME, Inc.
Healthcare Services	Second lien(4)(10)	10.95% (L + 9.25%/Q)	7/14/2015	7/14/2022	21,500	21,301	21,646
	Second lien(3)(10)	10.95% (L + 9.25%/Q)	7/14/2015	7/14/2022	5,800	5,737	5,839

					27,300	27,038	27,485	2.66%

Navicure, Inc.
Healthcare Services	Second lien(3)	8.86% (L + 7.50%/M)	10/23/2017	10/31/2025	26,952	26,819	27,154	2.62%
Trader Interactive, LLC
Business Services	First lien(2)(10)	7.50% (L + 6.00%/M)	6/15/2017	6/17/2024	27,190	26,999	26,986	2.61%
Marketo, Inc.
Software	First lien(3)(10)	11.19% (L + 9.50%/Q)	8/16/2016	8/16/2021	26,820	26,509	26,820	2.59%
Keystone Acquisition Corp.
Healthcare Services	First lien(2)	6.94% (L + 5.25%/Q)	5/10/2017	5/1/2024	19,950	19,764	20,087
	Second lien(3)	10.94% (L + 9.25%/Q)	5/10/2017	5/1/2025	4,500	4,457	4,511

					24,450	24,221	24,598	2.38%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)(10)	8.82% (L + 7.25%/M)	8/4/2015	8/4/2022	17,589	17,464	17,589
	First lien(4)(10)	7.74% (L + 6.25%/M)	6/16/2017	8/4/2022	4,577	4,556	4,554
	First lien(2)(10)	7.74% (L + 6.25%/M)	9/25/2017	8/4/2022	1,161	1,155	1,155
	First lien(4)(10)	7.74% (L + 6.25%/M)	9/25/2017	8/4/2022	511	508	508

					23,838	23,683	23,806	2.30%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
AAC Holding Corp.
Education	First lien(2)(10)	9.62% (L + 8.25%/M)	9/30/2015	9/30/2020	$23,161	$22,953	$23,161	2.24%
BackOffice Associates Holdings, LLC
Business Services	First lien(2)(10)	8.06% (L + 6.50%/M)	8/25/2017	8/25/2023	22,869	22,679	22,669	2.19%
TWDiamondback Holdings Corp.(15)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)(10)	10.49% (L + 8.75%/Q)	11/19/2014	11/19/2019	19,895	19,895	19,895
	First lien(3)(10)	10.44% (L + 8.75%/Q)	11/19/2014	11/19/2019	2,158	2,158	2,158
	First lien(4)(10)	10.44% (L + 8.75%/Q)	11/19/2014	11/19/2019	605	605	605

					22,658	22,658	22,658	2.19%

EN Engineering, LLC
Business Services	First lien(2)(10)	7.69% (L + 6.00%/Q)	7/30/2015	6/30/2021	20,893	20,760	20,893
	First lien(2)(10)	7.69% (L + 6.00%/Q)	7/30/2015	6/30/2021	1,208	1,200	1,208

					22,101	21,960	22,101	2.14%

Avatar Topco, Inc(23)
EAB Global, Inc.
Education	Second lien(3)	8.99% (L + 7.50%/M)	11/17/2017	11/17/2025	21,450	21,132	21,236	2.05%
DigiCert Holdings, Inc.
Business Services	Second lien(3)	9.38% (L + 8.00%/Q)	9/20/2017	10/31/2025	20,176	20,077	20,347	1.97%
DiversiTech Holdings, Inc.
Distribution & Logistics	Second lien(3)	9.20% (L + 7.50%/Q)	5/18/2017	6/2/2025	19,500	19,315	19,744	1.91%
ABILITY Network Inc.
Healthcare Information Technology	Second lien(3)	9.21% (L + 7.75%/M)	12/11/2017	12/12/2025	18,851	18,839	18,945	1.83%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)(10)	7.35% (L + 6.00%/Q)	4/18/2017	4/18/2024	18,413	18,243	18,597	1.80%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)(10)	9.82% (L + 8.25%/M)	7/23/2014	7/23/2020	18,500	18,409	18,500	1.79%
VF Holding Corp.
Software	Second lien(3)(10)	10.57% (L + 9.00%/M)	7/7/2016	6/28/2024	17,086	17,396	17,598	1.70%
DCA Investment Holding, LLC
Healthcare Services	First lien(2)(10)	6.94% (L + 5.25%/Q)	7/2/2015	7/2/2021	17,453	17,344	17,453	1.69%
OEConnection LLC
Business Services	Second lien(3)	9.69% (L + 8.00%/Q)	11/22/2017	11/22/2025	16,841	16,548	16,841	1.63%
TIBCO Software Inc.
Software	Subordinated(3)	11.38%/S	11/24/2014	12/1/2021	15,000	14,714	16,378	1.58%
American Tire Distributors, Inc.
Distribution & Logistics	Subordinated(3)	10.25%/S	2/10/2015	3/1/2022	15,520	15,267	16,063	1.55%
Hill International, Inc.**
Business Services	First lien(2)(10)	7.32% (L + 5.75%/M)	6/21/2017	6/21/2023	15,721	15,648	15,642	1.51%
Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	10.98% (L + 9.50%/Q)	4/18/2016	10/19/2023	15,000	14,686	15,075	1.46%
Transcendia Holdings, Inc.
Packaging	Second lien(3)	9.57% (L + 8.00%/M)	6/28/2017	5/30/2025	14,500	14,309	14,391	1.39%
SW Holdings, LLC
Business Services	Second lien(4)(10)	10.44% (L + 8.75%/Q)	6/30/2015	12/30/2021	14,265	14,167	14,331	1.38%
Peraton Holding Corp. (fka MHVC Acquisition Corp.)
Federal Services	First lien(2)	6.95% (L + 5.25%/Q)	4/25/2017	4/29/2024	14,030	13,987	14,135	1.37%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Ministry Brands, LLC
Software	First lien(3)	6.38% (L + 5.00%/Q)	12/7/2016	12/2/2022	$2,993	$2,980	$2,993
	First lien(3)(10)(11) — Drawn	6.57% (L + 5.00%/M)	12/7/2016	12/2/2022	1,000	995	1,000
	Second lien(3)(10)	10.63% (L + 9.25%/Q)	12/7/2016	6/2/2023	7,840	7,788	7,840
	Second lien(3)(10)	10.63% (L + 9.25%/Q)	12/7/2016	6/2/2023	2,160	2,146	2,160

					13,993	13,909	13,993	1.35%

nThrive, Inc. (fka Precyse Acquisition Corp.)
Healthcare Services	Second lien(2)(10)	11.32% (L + 9.75%/M)	4/19/2016	4/20/2023	13,000	12,813	12,702	1.23%
FR Arsenal Holdings II Corp.
Business Services	First lien(2)(10)	8.81% (L + 7.25%/Q)	9/29/2016	9/8/2022	12,356	12,252	12,373	1.19%
Amerijet Holdings, Inc.
Distribution & Logistics	First lien(4)(10)	9.57% (L + 8.00%/M)	7/15/2016	7/15/2021	10,403	10,344	10,458
	First lien(4)(10)	9.57% (L + 8.00%/M)	7/15/2016	7/15/2021	1,734	1,724	1,743

					12,137	12,068	12,201	1.18%

SSH Group Holdings, Inc.
Education	First lien(2)(10)	6.69% (L + 5.00%/Q)	10/13/2017	10/2/2024	8,407	8,366	8,365
	Second lien(3)(10)	10.69% (L + 9.00%/Q)	10/13/2017	10/2/2025	3,363	3,330	3,329

					11,770	11,696	11,694	1.13%

ProQuest LLC
Business Services	Second lien(3)	10.55% (L + 9.00%/M)	12/14/2015	12/15/2022	11,620	11,440	11,620	1.12%
Xactly Corporation
Software	First lien(4)(10)	8.82% (L + 7.25%/M)	7/31/2017	7/29/2022	11,600	11,492	11,484	1.11%
Zywave, Inc.
Software	Second lien(4)(10)	10.42% (L + 9.00%/Q)	11/22/2016	11/17/2023	11,000	10,927	11,011
	First lien(3)(10)(11) — Drawn	8.50% (P + 4.00%/Q)	11/22/2016	11/17/2022	200	199	200
	First lien(3)(10)(11) — Drawn	6.57% (L + 5.00%/Q)	11/22/2016	11/17/2022	250	248	250

					11,450	11,374	11,461	1.11%

QC McKissock Investment, LLC(14)
McKissock, LLC
Education	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/6/2014	8/5/2021	6,415	6,386	6,415
	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/6/2014	8/5/2021	3,058	3,046	3,058
	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/6/2014	8/5/2021	987	983	987

					10,460	10,415	10,460	1.01%

Masergy Holdings, Inc.
Business Services	Second lien(2)	10.19% (L + 8.50%/Q)	12/14/2016	12/16/2024	10,000	9,943	10,144	0.98%
Idera, Inc.
Software	Second lien(4)	10.57% (L + 9.00%/M)	6/27/2017	6/27/2025	10,000	9,856	10,100	0.97%
Quest Software US Holdings Inc.
Software	First lien(2)	6.92% (L + 5.50%/Q)	10/31/2016	10/31/2022	9,899	9,775	10,071	0.97%
PowerPlan Holdings, Inc.
Software	Second lien(2)(10)	10.57% (L + 9.00%/M)	2/23/2015	2/23/2023	10,000	9,927	10,000	0.97%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
WD Wolverine Holdings, LLC
Healthcare Services	First lien(2)	7.07% (L + 5.50%/M)	2/22/2017	8/16/2022	$9,813	$9,534	$9,512	0.92%
Pelican Products, Inc.
Business Products	Second lien(2)	9.94% (L + 8.25%/Q)	4/9/2014	4/9/2021	9,500	9,533	9,500	0.92%
J.D. Power (fka J.D. Power and Associates)
Business Services	Second lien(3)	10.19% (L + 8.50%/Q)	6/9/2016	9/7/2024	9,333	9,230	9,473	0.91%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.63% (L + 9.25%/Q)	12/18/2013	12/20/2019	9,000	8,929	8,955	0.86%
JAMF Holdings, Inc.
Software	First lien(3)(10)	9.41% (L + 8.00%/Q)	11/13/2017	11/11/2022	8,757	8,672	8,670	0.84%
Autodata, Inc. (Autodata Solutions, Inc.)
Business Services	Second lien(3)	8.82% (L + 7.25%/Q)	12/12/2017	12/12/2025	7,406	7,387	7,387	0.71%
MH Sub I, LLC (Micro Holding Corp.)
Software	Second lien(3)	9.09% (L + 7.50%/Q)	8/16/2017	9/15/2025	7,000	6,932	7,048	0.68%
First American Payment Systems, L.P.
Business Services	First lien(2)	7.14% (L + 5.75%/M)	1/3/2017	1/5/2024	6,844	6,783	6,880	0.66%
Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	2/29/2016	3/1/2024	5,000	4,791	5,650	0.55%
Pathway Partners Vet Management Company LLC
Consumer Services	Second lien(4)	9.57% (L + 8.00%/M)	10/4/2017	10/10/2025	5,556	5,527	5,527	0.53%
Applied Systems, Inc.
Software	Second lien(3)	8.69% (L + 7.00%/Q)	9/14/2017	9/19/2025	4,923	4,923	5,106	0.49%
ADG, LLC
Healthcare Services	Second lien(3)(10)	10.57% (L + 9.00%/M)	10/3/2016	3/28/2024	5,000	4,934	5,038	0.49%
Vencore, Inc. (fka The SI Organization Inc.)
Federal Services	Second lien(3)	10.44% (L + 8.75%/Q)	6/14/2016	5/23/2020	4,400	4,350	4,450	0.43%
Affinity Dental Management, Inc.
Healthcare Services	First lien(2)(10)	7.59% (L + 6.00%/Q)	9/15/2017	9/15/2023	4,344	4,302	4,301	0.41%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	9/17/2014	10/1/2022	3,000	3,000	2,940	0.28%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/21/2015	9/30/2023	2,000	1,946	2,125	0.20%
Education Management Corporation(12)
Education Management II LLC
Education	First lien(2)	5.85% (L + 4.50%/Q)	1/5/2015	7/2/2020	211	205	82
	First lien(3)	5.85% (L + 4.50%/Q)	1/5/2015	7/2/2020	119	116	46
	First lien(2)	8.85% (L + 7.50%/Q)	1/5/2015	7/2/2020	475	437	10
	First lien(3)	8.85% (L + 7.50%/Q)	1/5/2015	7/2/2020	268	247	6

					1,073	1,005	144	0.01%

Total Funded Debt Investments — United States					$1,319,560	$1,309,577	$1,325,328	128.05%

Total Funded Debt Investments					$1,399,913	$1,388,666	$1,404,984	135.75%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Equity — Hong Kong
Bach Special Limited (Bach Preference Limited)**
Education	Preferred shares(3)(10)(22)	—	9/1/2017	—	$58,868	$5,807	$5,806	0.56%

Total Shares — Hong Kong						$5,807	$5,806	0.56%

Equity — United States
Avatar Topco, Inc.(23)
Education	Preferred shares(3)(10)(23)	—	11/17/2017	—	35,750	$35,220	$35,204	3.40%
Tenawa Resource Holdings LLC(13)
QID NGL LLC
Energy	Ordinary shares(7)(10)	—	5/12/2014	—	5,290,997	5,291	8,154
	Preferred shares(7)(10)	—	10/30/2017	—	620,706	621	1,007

						5,912	9,161	0.88%

TWDiamondback Holdings Corp.(15)
Distribution & Logistics	Preferred shares(4)(10)	—	11/19/2014	—	200	2,000	4,508	0.44%
TW-NHME Holdings Corp.(20)
Healthcare Services	Preferred shares(4)(10)	—	7/14/2015	—	100	1,000	944
	Preferred shares(4)(10)	—	1/5/2016	—	16	158	149
	Preferred shares(4)(10)	—	6/30/2016	—	6	68	58

						1,226	1,151	0.11%

Ancora Acquisition LLC
Education	Preferred shares(6)(10)	—	8/12/2013	—	372	83	393	0.04%
Education Management Corporation(12)
Education	Preferred shares(2)	—	1/5/2015	—	3,331	200	—
	Preferred shares(3)	—	1/5/2015	—	1,879	113	—
	Ordinary shares(2)	—	1/5/2015	—	2,994,065	100	10
	Ordinary shares(3)	—	1/5/2015	—	1,688,976	56	6

						469	16	0.00%

Total Shares — United States						$44,910	$50,433	4.87%

Total Shares						$50,717	$56,239	5.43%

Warrants — United States
ASP LCG Holdings, Inc.
Education	Warrants(3)(10)	—	5/5/2014	5/5/2026	622	$37	$1,089	0.11%
Ancora Acquisition LLC
Education	Warrants(6)(10)	—	8/12/2013	8/12/2020	20	—	—	—%
YP Equity Investors, LLC
Media	Warrants(5)(10)	—	5/3/2012	5/8/2022	5	—	—	—%

Total Warrants — United States						$37	$1,089	0.11%

Total Funded Investments						$1,439,420	$1,462,312	141.29%

Unfunded Debt Investments — United States
PetVet Care Centers LLC
Consumer Services	First lien(3)(10)(11) — Undrawn	—	6/8/2017	6/8/2019	$4,439	$(16)	$44	0.00%
VetCor Professional Practices LLC
Consumer Services	First lien(3)(11) — Undrawn	—	5/15/2015	4/20/2021	$1,274	$(13)	$2
	First lien(3)(11) — Undrawn	—	12/29/2017	12/29/2019	8,552	(75)	11

					9,826	(88)	13	0.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
DCA Investment Holding, LLC
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	7/2/2015	7/2/2021	$2,100	$(21)	$—
	First lien(3)(10)(11) — Undrawn	—	12/20/2017	12/20/2019	13,465	(118)	—

					15,565	(139)	—	—%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(10)(11) — Undrawn	—	8/4/2015	8/4/2021	1,000	(10)	—	—%
Valet Waste Holdings, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	9/24/2015	9/24/2021	3,750	(47)	—	—%
Zywave, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/22/2016	11/17/2022	1,550	(12)	—	—%
Marketo, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	8/16/2016	8/16/2021	1,788	(27)	—	—%
Ansira Holdings, Inc.
Business Services	First lien(3)(11) — Undrawn	—	12/19/2016	12/20/2018	1,700	(9)	(4)	(0.00)%
JAMF Holdings, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/13/2017	11/11/2022	750	(8)	(8)	(0.00)%
Xactly Corporation
Software	First lien(3)(10)(11) — Undrawn	—	7/31/2017	7/29/2022	992	(10)	(10)	(0.00)%
Pathway Partners Vet Management Company LLC
Consumer Services	Second lien(4)(11) — Undrawn	—	10/4/2017	10/10/2019	2,444	(12)	(12)	(0.00)%
Trader Interactive, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	6/15/2017	6/15/2023	1,673	(13)	(13)	(0.00)%
BackOffice Associates Holdings, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	8/25/2017	8/24/2018	3,448	(13)	(13)
	First lien(3)(10)(11) — Undrawn	—	8/25/2017	8/25/2023	2,586	(23)	(23)

					6,034	(36)	(36)	(0.00)%

Affinity Dental Management, Inc.
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	9/15/2017	3/15/2019	11,584	(29)	(29)
	First lien(3)(10)(11) — Undrawn	—	9/15/2017	3/15/2023	1,738	(17)	(17)

					13,322	(46)	(46)	(0.00)%

Frontline Technologies Group Holdings, LLC
Education	First lien(3)(10)(11) — Undrawn	—	9/18/2017	9/18/2019	7,738	(58)	(58)	(0.01)%

Total Unfunded Debt Investments — United States					$72,571	$(531)	$(130)	(0.01)%

Total Non-Controlled/Non-Affiliated Investments						$1,438,889	$1,462,182	141.28%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Affiliated Investments(24)
Funded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Drawn	5.00%/M	6/9/2015	6/9/2020	$3,172	$3,172	$3,172
	Subordinated(3)(10)	8.50% PIK/Q*	6/9/2015	6/9/2020	4,491	4,486	4,491
	Subordinated(2)(10)	10.00% PIK/Q*	6/9/2015	6/9/2020	16,760	16,760	13,408
	Subordinated(3)(10)	10.00% PIK/Q*	6/9/2015	6/9/2020	4,123	4,123	3,298

					28,546	28,541	24,369	2.36%

Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)	14.00% PIK/Q*	10/31/2016	10/15/2021	2,007	2,007	2,007
	Subordinated(3)(10)(11) — Drawn	14.00% PIK/Q*	10/31/2016	10/15/2021	696	696	696

					2,703	2,703	2,703	0.26%

Total Funded Debt Investments — United States					$31,249	$31,244	$27,072	2.62%

Equity — United States
HI Technology Corp.
Business Services	Preferred shares(3)(10)(21)	—	3/21/2017	—	2,768,000	$105,155	$105,155	10.16%
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)(10)	—	6/13/2014	—	—	23,000	23,000	2.22%
Sierra Hamilton Holdings Corporation
Energy	Ordinary shares(2)(10)	—	7/31/2017	—	25,000,000	11,501	11,094
	Ordinary shares(3)(10)	—	7/31/2017	—	2,786,000	1,281	1,236

						12,782	12,330	1.19%

Permian Holdco 1, Inc.
Energy	Preferred shares(3)(10)(17)	—	10/31/2016	—	1,569,226	6,829	8,631
	Ordinary shares(3)(10)	—	10/31/2016	—	1,366,452	1,350	1,399

						8,179	10,030	0.97%

Edmentum Ultimate Holdings, LLC(16)
Education	Ordinary shares(3)(10)	—	6/9/2015	—	123,968	11	262
	Ordinary shares(2)(10)	—	6/9/2015	—	107,143	9	227

						20	489	0.05%

Total Shares — United States						$149,136	$151,004	14.59%

Total Funded Investments						$180,380	$178,076	17.21%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Undrawn	—	6/9/2015	6/9/2020	$1,709	$—	$—	—%
Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)(11) — Undrawn	—	10/31/2016	10/15/2021	342	—	—	—%

Total Unfunded Debt Investments — United States					$2,051	$—	$—	—%

Total Non-Controlled/Affiliated Investments						$180,380	$178,076	17.21%

Controlled Investments(25)
Funded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(2)(10)	10.20% (L + 8.50%/Q)	1/13/2015	1/13/2019	$10,846	$10,846	$10,846
	First lien(2)(10)	9.84% (L + 7.50% + 1.00% PIK/Q)*	1/13/2015	1/13/2019	797	797	797
	Subordinated(2)(10)	15.00% PIK/Q*	1/13/2015	7/13/2019	2,003	2,003	2,003
	Subordinated(3)(10)	15.00% PIK/Q*	1/13/2015	7/13/2019	1,198	1,198	1,198

					14,844	14,844	14,844	1.43%

Total Funded Debt Investments — United States					$14,844	$14,844	$14,844	1.43%

Equity — Canada
NM APP Canada Corp.**
Net Lease	Membership interest(8)(10)	—	9/13/2016	—	—	$7,345	$7,962	0.77%

Total Shares — Canada						$7,345	$7,962	0.77%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Equity — United States
NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)(10)	—	5/3/2016	—	$—	$79,400	$79,400	7.67%
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(10)(18)	—	1/13/2015	—	21,753,102	19,373	19,288
	Preferred shares(3)(10)(18)	—	1/13/2015	—	6,011,522	5,353	5,330
	Preferred shares(3)(10)(19)	—	6/30/2017	—	10,863,583	10,864	10,864
	Ordinary shares(2)(10)	—	1/13/2015	—	2,096,477	1,925	7,313
	Ordinary shares(3)(10)	—	1/13/2015	—	1,993,749	531	6,954

						38,046	49,749	4.81%

NM CLFX LP
Net Lease	Membership interest(8)(10)	—	10/6/2017	—	—	12,538	12,538	1.21%
NM KRLN LLC
Net Lease	Membership interest(8)(10)	—	11/15/2016	—	—	7,510	8,195	0.79%
NM DRVT LLC
Net Lease	Membership interest(8)(10)	—	11/18/2016	—	—	5,152	5,385	0.52%
NM APP US LLC
Net Lease	Membership interest(8)(10)	—	9/13/2016	—	—	5,080	5,138	0.50%
NM JRA LLC
Net Lease	Membership interest(8)(10)	—	8/12/2016	—	—	2,043	2,191	0.21%

Total Shares — United States						$149,769	$162,596	15.71%

Total Shares						$157,114	$170,558	16.48%

Warrants — United States
UniTek Global Services, Inc.
Business Services	Warrants(3)(10)	—	6/30/2017	12/31/2018	526,925	$—	$—	—%

Total Warrants — United States						$—	$—	—%

Total Funded Investments						$171,958	$185,402	17.91%

Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	1/13/2015	1/13/2019	$2,048	$—	$—
	First lien(3)(10)(11) — Undrawn	—	1/13/2015	1/13/2019	758	—	—

					2,806	—	—	—%

Total Unfunded Debt Investments — United States					$2,806	$—	$—	—%

Total Controlled Investments						$171,958	$185,402	17.91%

Total Investments						$1,791,227	$1,825,660	176.4%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7. Borrowings, for details.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7. Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment is held in New Mountain Net Lease Corporation.

(9)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of December 31, 2017.

(10)
The fair value of the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 4. Fair Value, for details.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(13)
The Company holds investments in three related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC), class A preferred units in QID NGL LLC and a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds a first lien term loan and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(16)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and holds a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(17)
The Company holds preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

(19)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(20)
The Company holds equity investments in TW-NHME Holdings Corp., and holds a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(21)
The Company holds convertible preferred equity in HI Technology Corp that is accruing dividends at a rate of 15.0% per annum.

(22)
The Company holds preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares.

(23)
The Company holds preferred equity in Avatar Topco, Inc., and holds a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidiary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(24)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2017 and December 31, 2016 along with transactions during the year ended December 31, 2017 in which the issuer was a non-controlled/affiliated investment is as follows:

Portfolio Company	Fair Value at December 31, 2016	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$23,247	$10,912	$(5,381)	$—	$(3,920)	$24,858	$2,538	$—	$—
HI Technology Corp.	—	105,155	—	—	—	105,155	—	11,667	—
NMFC Senior Loan Program I LLC	23,000	—	—	—	—	23,000	—	3,498	1,156
Permian Holdco 1, Inc. / Permian Holdco 2, Inc.	11,193	1,916	—	—	(376)	12,733	270	960	30
Sierra Hamilton Holdings Corporation	—	12,782	—	—	(452)	12,330	—	—	—

Total Non-Controlled/Affiliated Investments	$57,440	$130,765	$(5,381)	$—	$(4,748)	$178,076	$2,808	$16,125	$1,186

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(25)
Denotes investments in which the Company is in "Control", as defined in the 1940 Act, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31,

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

  2017 and December 31, 2016 along with transactions during the year ended December 31, 2017 in which the issuer was a controlled investment, is as follows:

Portfolio Company	Fair Value at December 31, 2016	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income	Dividend Income	Other Income
New Mountain Net Lease Corporation	$27,000	$—	$(27,000)	$—	$—	$—	$—	$—	$—
NM APP CANADA CORP	—	7,345	—	—	617	7,962	—	911	—
NM APP US LLC	—	5,080	—	—	58	5,138	—	594	—
NM CLFX LP	—	12,538	—	—	—	12,538	—	341	—
NM DRVT LLC	—	5,152	—	—	233	5,385	—	520	—
NM JRA LLC	—	2,043	—	—	148	2,191	—	232	—
NM KRLN LLC	—	7,510	—	—	685	8,195	—	736	—
NMFC Senior Loan Program II LLC	71,460	7,940	—	—	—	79,400	—	12,406	—
UniTek Global Services, Inc.	56,361	14,777	(4,006)	—	(2,539)	64,593	1,709	4,415	819

Total Controlled Investments	$154,821	$62,385	$(31,006)	$—	$(798)	$185,402	$1,709	$20,155	$819

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, 11.0% of the Company's total investments were non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Investment Type	December 31, 2017 Percent of Total Investments at Fair Value

First lien	37.99%
Second lien	37.41%
Subordinated	3.85%
Equity and other	20.75%

Total investments	100.00%

Industry Type	December 31, 2017 Percent of Total Investments at Fair Value

Business Services	31.85%
Software	16.33%
Healthcare Services	9.60%
Education	9.48%
Consumer Services	7.18%
Distribution & Logistics	6.15%
Investment Fund	5.61%
Federal Services	4.30%
Energy	4.06%
Net Lease	2.27%
Healthcare Information Technology	1.86%
Packaging	0.79%
Business Products	0.52%

Total investments	100.00%

Interest Rate Type	December 31, 2017 Percent of Total Investments at Fair Value

Floating rates	87.48%
Fixed rates	12.52%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation

December 31, 2018

(in thousands, except share data)

Note 1. Formation and Business Purpose

          New Mountain Finance Corporation ("NMFC" or the "Company") is a Delaware corporation that was originally incorporated on June 29, 2010 and completed its initial public offering ("IPO") on May 19, 2011. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since NMFC's IPO, and through December 31, 2018, NMFC raised approximately $614,581 in net proceeds from additional offerings of its common stock.

          New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser") is a wholly-owned subsidiary of New Mountain Capital Group, L.P. (together with New Mountain Capital, L.L.C. and its affiliates, "New Mountain Capital") whose ultimate owners include Steven B. Klinsky and related other vehicles. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages the Company's day-to-day operations and provides it with investment advisory and management services. The Investment Adviser also manages New Mountain Guardian Partners II, L.P., a Delaware limited partnership, and New Mountain Guardian II Offshore, L.P., a Cayman Islands exempted limited partnership, (together "Guardian II"), which commenced operations in April 2017. New Mountain Finance Administration, L.L.C. (the "Administrator"), a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct the Company's day-to-day operations.

          The Company's wholly-owned subsidiary, New Mountain Finance Holdings, L.L.C. ("NMF Holdings" or the "Predecessor Operating Company"), is a Delaware limited liability company whose assets are used to secure NMF Holdings' credit facility. NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID NGL Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), the Company's wholly-owned subsidiaries, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). The Company consolidates its tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. Additionally, the Company has a wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing"), that serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC, L.P. ("SBIC I") and its general partner, New Mountain Finance SBIC G.P., L.L.C. ("SBIC I GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. New Mountain Finance SBIC II, L.P. ("SBIC II") and its general partner, New Mountain Finance SBIC II G.P., L.L.C. ("SBIC II GP"), were also organized in Delaware as a limited partnership and limited liability company, respectively. SBIC I, SBIC I GP, SBIC II and SBIC II GP are consolidated wholly-owned direct and indirect subsidiaries of the Company. SBIC I and SBIC II received licenses from the United States ("U.S.") Small Business Administration (the "SBA") to operate as small business investment companies

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

("SBICs") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"). The Company's wholly-owned subsidiary, New Mountain Net Lease Corporation ("NMNLC"), a Maryland corporation, was formed to acquire commercial real properties that are subject to "triple net" leases and has qualified and intends to continue to qualify as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code. During the year ended December 31, 2018, New Mountain Finance DB, L.L.C. ("NMFDB") was organized in Delaware as a limited liability company whose assets are used to secure NMFDB's credit facility.

          The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose the Company to the risks associated with second lien and subordinated loans to the extent the Company invests in the "last out" tranche. In some cases, the Company's investments may also include equity interests. The Company's primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC I's and SBIC II's investment objectives are to generate current income and capital appreciation under the investment criteria used by the Company. However, SBIC I and SBIC II investments must be in SBA eligible small businesses. The Company's portfolio may be concentrated in a limited number of industries. As of December 31, 2018, the Company's top five industry concentrations were business services, software, healthcare services, education and investment funds.

Historical Structure

          On May 19, 2011, NMFC priced its IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities (as defined below). In connection with NMFC's IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of New Mountain Guardian AIV, L.P. ("Guardian AIV") by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments. New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries, are defined as the "Predecessor Entities".

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes.

          Until April 25, 2014, New Mountain Finance AIV Holdings Corporation ("AIV Holdings") was a Delaware corporation that was originally incorporated on March 11, 2011. Guardian AIV, a Delaware limited partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non-diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory requirements. AIV Holdings was treated, and complied with the requirements to qualify annually, as a RIC under the Code. AIV Holdings was dissolved on April 25, 2014.

          Prior to May 8, 2014, NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated (the "Operating Agreement"), of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF Holdings to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

          The original structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital.

          NMFC acquired from NMF Holdings units of NMF Holdings equal to the number of shares of NMFC's common stock sold in the additional offerings. With the completion of the final secondary offering on February 3, 2014, NMFC owned 100.0% of the units of NMF Holdings, which became a wholly-owned subsidiary of NMFC.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

Restructuring

          As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in the best interest of AIV Holdings and Guardian AIV. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to dissolve AIV Holdings under the laws of the State of Delaware.

          Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the U.S. Securities and Exchange Commission ("SEC") of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

          In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

          Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' current business model, NMF Holdings' board of directors determined at an in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings.

          At the joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved a new investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

filed and became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

          Effective May 8, 2014, NMF Holdings amended and restated its Operating Agreement such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' credit facility, and NMFC assumed all other operating activities previously undertaken by NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned direct and indirect subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with accounting principles generally accepted in the United States of America ("GAAP"). NMFC continues to remain a BDC under the 1940 Act.

          Also, on May 8, 2014, NMF Holdings filed Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings is bankruptcy-remote and non-recourse to NMFC. In addition, the assets held at NMF Holdings will continue to be used to secure NMF Holdings' credit facility.

          Prior to December 18, 2014, New Mountain Finance SPV Funding, L.L.C. ("NMF SLF") was a Delaware limited liability company. NMF SLF was a whollyowned subsidiary of NMF Holdings and thus a wholly-owned indirect subsidiary of the Company. NMF SLF was bankruptcy-remote and non-recourse to NMFC. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014.

Note 2. Summary of Significant Accounting Policies

          Basis of accounting — The Company's consolidated financial statements have been prepared in conformity with GAAP. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946"). NMFC consolidates its wholly-owned direct and indirect subsidiaries: NMF Holdings, NMFDB, NMF Servicing, NMNLC, SBIC I, SBIC I GP, SBIC II, SBIC II GP, NMF Ancora, NMF QID and NMF YP. Previously, the Company consolidated its wholly-owned indirect subsidiary NMF SLF until it merged with and into NMF Holdings on December 18, 2014. See Note 5. Agreements, for details. Prior to the Restructuring, the Predecessor Operating Company consolidated its wholly-owned subsidiary, NMF SLF. NMFC and AIV Holdings did not consolidate the Predecessor Operating Company. Prior to the Restructuring, NMFC and AIV Holdings applied investment company master-feeder financial statement presentation, as described in ASC 946 to their interest in the Predecessor Operating Company. NMFC and AIV Holdings observed that it was also industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund was owned by more than one feeder fund and that such presentation provided stockholders of NMFC and AIV Holdings with a clearer depiction of their investment in the master fund.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

          The Company's consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Company's portfolio investments are not consolidated in the financial statements.

          The Company's consolidated financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Article 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements have been included.

          Investments — The Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Company's Consolidated Statements of Assets and Liabilities at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

          The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and, if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

    b.
    For investments other than bonds, the Company looks at the number of quotes readily available and performs the following procedures:

    i.
    Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

    ii.
    Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

  d.
  When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of a commitment not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

          Prior to the Restructuring, NMFC was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. Prior to the completion of the underwritten secondary public offering on February 3, 2014, AIV Holdings was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. NMFC's and AIV Holdings' investments in the Predecessor Operating Company were carried at fair value and represented the respective pro-rata interest in the net assets of the Predecessor Operating Company as of the applicable reporting date. NMFC and AIV Holdings valued their ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

          See Note 3. Investments, for further discussion relating to investments.

New Mountain Net Lease Corporation

          NMNLC was formed to acquire commercial real estate properties that are subject to "triple net" leases. NMNLC's investments are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2018.

          Below is certain summarized property information for NMNLC as of December 31, 2018:

Portfolio Company	Tenant	Lease Expiration Date	Location	Total Square Feet	Fair Value as of December 31, 2018

NM NL Holdings LP / NM GP Holdco LLC	Various	Various	Various	Various	$33,703
NM GLCR LP	Arctic Glacier U.S.A.	2/28/2038	CA	214	20,343
NM CLFX LP	Victor Equipment Company	8/31/2033	TX	423	12,770
NM APP Canada Corp.	A.P. Plasman, Inc.	9/30/2031	Canada	436	9,727
NM APP US LLC	Plasman Corp, LLC / A-Brite LP	9/30/2033	AL / OH	261	5,912
NM DRVT Jonesboro, LLC	FMH Conveyors, LLC	10/31/2031	AR	195	5,619
NM KRLN LLC	Kirlin Group, LLC	6/30/2029	MD	95	4,205
NM JRA LLC	J.R. Automation Technologies, LLC	1/31/2031	MI	88	2,537

					$94,816

          Collateralized agreements or repurchase financings — The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of December 31, 2018 and December 31, 2017, the Company held one collateralized agreement to resell with a cost basis of $30,000 and $30,000, respectively, and a fair value of $23,508 and $25,212, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund. The private hedge fund is currently in liquidation under the laws of the Cayman Islands. Pursuant to

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

the terms of the collateralized agreement, the private hedge fund was obligated to repurchase the collateral from the Company at the par value of the collateralized agreement. The private hedge fund has breached its agreement to repurchase the collateral under the collateralized agreement. The default by the private hedge fund did not release the collateral to the Company, and therefore, the Company does not have full rights and title to the collateral. A claim has been filed with the Cayman Islands joint official liquidators to resolve this matter. The joint official liquidators have recognized the Company's contractual rights under the collateralized agreement. The Company continues to exercise its rights under the collateralized agreement and continues to monitor the liquidation process of the private hedge fund. The fair value of the collateralized agreement to resell is reflective of the increased risk of the position.

          Cash and cash equivalents — Cash and cash equivalents include cash and short-term, highly liquid investments. The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. These securities have original maturities of three months or less. The Company did not hold any cash equivalents as of December 31, 2018 and December 31, 2017.

Revenue recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer. For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, the Company recognized PIK and non-cash interest from investments of $8,640, $6,394 and $4,270, respectively, and PIK and non-cash dividends from investments of and $24,893, $17,853 and $3,179, respectively.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due for 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate collectibility. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment, and are non-refundable.

          Interest and other financing expenses — Interest and other financing fees are recorded on an accrual basis by the Company. See Note 7. Borrowings, for details.

          Deferred financing costs — The deferred financing costs of the Company consists of capitalized expenses related to the origination and amending of the Company's borrowings. The Company amortizes these costs into expense over the stated life of the related borrowing. See Note 7. Borrowings, for details.

          Deferred offering costs — The Company's deferred offering costs consists of fees and expenses incurred in connection with equity offerings and the filing of shelf registration statements. Upon the issuance of shares, offering costs are charged as a direct reduction to net assets. Deferred offering costs are included in other assets on the Company's Consolidated Statements of Assets and Liabilities.

          Income taxes — The Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to U.S. federal income tax on the portion of taxable income and gains timely distributed to its stockholders.

          To continue to qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Since U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          The Company will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year.

          Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes.

          For the year ended December 31, 2018, the Company recognized a total income tax provision of approximately $403 for the Company's consolidated subsidiaries. For the year ended December 31, 2018, the Company recorded current income tax expense of approximately $291 and deferred income tax provision of approximately $112. For the year ended December 31, 2017, the Company recognized a total income tax provision of $416 for the Company's consolidated subsidiaries. For the year ended December 31, 2017, the Company recorded current income tax expense of approximately $556 and deferred income tax benefit of approximately $140. For the year ended December 31, 2016, the Company recognized a total income tax benefit of $490 for the Company's consolidated subsidiaries. For the year ended December 31, 2016, the Company recorded current income tax expense of approximately $152 and deferred income tax benefit of approximately $642.

          As of December 31, 2018 and December 31, 2017, the Company had $1,006 and $894, respectively, of deferred tax liabilities primarily relating to deferred taxes attributable to certain differences between the computation of income for U.S. federal income tax purposes as compared to GAAP.

          Based on its analysis, the Company has determined that there were no uncertain income tax positions that do not meet the more likely than not threshold as defined by Accounting Standards Codification Topic 740 ("ASC 740") through December 31, 2018. The 2015 through 2018 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

          Distributions — Distributions to common stockholders of the Company are recorded on the record date as set by the board of directors. The Company intends to make distributions to its stockholders that will be sufficient to enable the Company to maintain its status as a RIC. The Company intends to distribute approximately all of its net investment income (see Note 5.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

Agreements) on a quarterly basis and substantially all of its taxable income on an annual basis, except that the Company may retain certain net capital gains for reinvestment.

          The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions declared on behalf of its stockholders, unless a stockholder elects to receive cash.

          The Company applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined net asset value of the shares, the Company will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, the Company will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of the Company's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Company's stockholders have been tabulated.

          Share repurchase program — On February 4, 2016, the Company's board of directors authorized a program for the purpose of repurchasing up to $50,000 worth of the Company's common stock. Under the repurchase program, the Company was permitted, but was not obligated to, repurchase its outstanding common stock in the open market from time to time provided that it complied with the Company's code of ethics and the guidelines specified in Rule 10b-18 of the Exchange Act, including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the 1940 Act. On December 31, 2018 the Company's board of directors extended the Company's repurchase program and the Company expects the repurchase program to be in place until the earlier of December 31, 2019 or until $50,000 of its outstanding shares of common stock have been repurchased. During the years ended December 31, 2018 and December 31, 2017, the Company did not repurchase any of the Company's common stock. The Company previously repurchased $2,948, of its common stock under the share repurchase program.

          Earnings per share — The Company's earnings per share ("EPS") amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Basic EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock outstanding during the period of computation. Diluted EPS is computed by dividing net increase (decrease) in net assets

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

resulting from operations by the weighted average number of shares of common stock assuming all potential shares had been issued, and its related net impact to net assets accounted for, and the additional shares of common stock were dilutive. Diluted EPS reflects the potential dilution, using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.

          Foreign securities — The accounting records of the Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Company's Consolidated Statements of Operations.

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Company and cannot be predicted.

          Use of estimates — The preparation of the Company's consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Company's consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

          Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution.

Note 3. Investments

          At December 31, 2018, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value

First lien	$1,179,129	$1,173,459
Second lien	666,545	662,556
Subordinated	72,559	65,297
Equity and other	411,493	440,641

Total investments	$2,329,726	$2,341,953

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value

Business Services	$541,901	$554,404
Software	476,473	478,063
Healthcare Services	350,357	346,521
Education	214,032	209,433
Investment Fund	180,800	180,800
Consumer Services	122,326	120,562
Energy	101,794	105,122
Net Lease	87,299	94,816
Distribution & Logistics	82,201	80,581
Federal Services	74,572	73,962
Healthcare Information Technology	44,793	44,989
Food & Beverage	28,099	27,957
Packaging	14,328	14,278
Business Products	10,751	10,465

Total investments	$2,329,726	$2,341,953

          At December 31, 2017, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value

First lien	$688,696	$693,563
Second lien	674,536	682,950
Subordinated	70,991	70,257
Equity and other	357,004	378,890

Total investments	$1,791,227	$1,825,660

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value

Business Services	$566,344	$581,434
Software	291,445	298,172
Healthcare Services	174,046	175,348
Education	176,399	173,072
Consumer Services	129,311	131,116
Distribution & Logistics	107,835	112,241
Investment Fund	102,400	102,400
Federal Services	77,001	78,433
Energy	69,411	74,124
Net Lease	39,668	41,409
Healthcare Information Technology	33,525	34,020
Packaging	14,309	14,391
Business Products	9,533	9,500

Total investments	$1,791,227	$1,825,660

          During the second quarter of 2018, the Company placed a portion of its second lien position in National HME, Inc. on non-accrual status and wrote down the aggregate fair value of its preferred shares in TW-NHME Holdings Corp. (together with the Company's second lien position, "NHME") to $0. In November of 2018, NHME completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investments in NHME. Prior to the extinguishment in November 2018, the Company's original investments in NHME had an aggregate cost of $30,293, an aggregate fair value of $15,275 and total unearned interest income of $1,063 for the year ended December 31, 2018. The extinguishment resulted in a realized loss of $15,018. As a result of the restructuring, the Company received second lien debt in NHME and common shares in NHME Holdings Corp. In addition, the Company funded additional second lien debt and received warrants to purchase common shares for this additional funding. Post restructuring, the Company's investments in NHME have been restored to full accrual status. As of December 31, 2018, the Company's investments in NHME had an aggregate cost basis of $22,833 and an aggregate fair value of $22,722.

          During the first quarter of 2018, the Company placed its first lien positions in Education Management II LLC ("EDMC") on non-accrual status as EDMC announced its intention to wind down and liquidate the business. As of December 31, 2018, the Company's investment in EDMC placed on non-accrual status represented an aggregate cost basis of $1,004, an aggregate fair value of $53 and total unearned interest income of $178 for the year then ended.

          During the first quarter of 2017, the Company placed its entire first lien notes position in Sierra Hamilton LLC / Sierra Hamilton Finance, Inc. ("Sierra") on non-accrual status due to its ongoing restructuring. As of June 30, 2017, the Company's investment in Sierra placed on non-accrual status represented an aggregate cost basis of $27,231, an aggregate fair value of $12,725 and total

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

unearned interest income of $1,388 for the six months then ended. In July 2017, Sierra completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in Sierra. Prior to the extinguishment in July 2017, the Company's original investment in Sierra had an aggregate cost of $27,307, an aggregate fair value of $12,858 and total unearned interest income of $1,687. The extinguishment resulted in a realized loss of $14,449. As a result of the restructuring, the Company received common shares in Sierra Hamilton Holding Corporation. As of December 31, 2018, the Company's investment has an aggregate cost basis of $12,782 and an aggregate fair value of $12,527.

          As of December 31, 2018, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $43,539 and $0, respectively. As of December 31, 2018, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $94,407. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2018.

          As of December 31, 2017, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $23,716 and $0, respectively. As of December 31, 2017, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $53,712. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2017.

PPVA Black Elk (Equity) LLC

          On May 3, 2013, the Company entered into a collateralized securities purchase and put agreement (the "SPP Agreement") with a private hedge fund. Under the SPP Agreement, the Company purchased twenty million Class E Preferred Units of Black Elk Energy Offshore Operations, LLC ("Black Elk") for $20,000 with a corresponding obligation of the private hedge fund to repurchase the preferred units for $20,000 plus other amounts due under the SPP Agreement. The majority owner of Black Elk was the private hedge fund. In August 2014, the Company received a payment of $20,540, the full amount due under the SPP Agreement.

          In August 2017, a trustee (the "Black Elk Trustee") for Black Elk informed the Company that the Black Elk Trustee intended to assert a fraudulent conveyance claim (the "Claim") against the Company and one of its affiliates seeking the return of the $20,540 repayment. Black Elk filed a Chapter 11 bankruptcy petition pursuant to the United States Bankruptcy Code in August 2015. The Black Elk Trustee alleges that individuals affiliated with the private hedge fund conspired with Black Elk and others to improperly use proceeds from the sale of certain Black Elk assets to repay, in August 2014, the private hedge fund's obligation to the Company under the SPP Agreement. The Company was unaware of these claims at the time the repayment was received. The private hedge fund is currently in liquidation under the laws of the Cayman Islands.

          On December 22, 2017, the Company settled the Black Elk Trustee's $20,540 Claim for $16,000 and filed a claim with the Cayman Islands joint official liquidators of the private hedge fund

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

for $16,000 that is owed to the Company under the SPP Agreement. The SPP Agreement was restored and is in effect since repayment has not been made. The Company continues to exercise its rights under the SPP Agreement and continues to monitor the liquidation process of the private hedge fund. During the year ended December 31, 2018, the Company received a $1,500 payment from its insurance carrier in respect to the settlement. As of December 31, 2018, the SPP Agreement has a cost basis of $14,500 and a fair value of $11,362, which is reflective of the higher inherent risk in this transaction.

NMFC Senior Loan Program I LLC

          NMFC Senior Loan Program I LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by the Company. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions and, as a result, interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until August 31, 2021, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended pursuant to certain terms of the SLP I Agreement. SLP I's re-investment period was through July 31, 2018. In September 2018, the re-investment period was extended until August 31, 2019. SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93,000 of capital commitments and $265,000 of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23,000, representing less than 25.0% ownership, with third party investors representing the remaining capital commitments. As of December 31, 2018, SLP I had total investments with an aggregate fair value of approximately $327,240, debt outstanding of $242,567 and capital that had been called and funded of $93,000. As of December 31, 2017, SLP I had total investments with an aggregate fair value of approximately $348,652, debt outstanding of $223,667 and capital that had been called and funded of $93,000. The Company's investment in SLP I is disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2018 and December 31, 2017.

          The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of the Company. No management fee is charged on the Company's investment in SLP I in connection with the administrative services provided to SLP I. For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, the Company earned approximately $1,179, $1,156 and $1,163, respectively, in management fees related to SLP I, which is included in other income. As of December 31, 2018 and December 31, 2017, approximately $288 and $291, respectively, of management fees related to SLP I was included in receivable from affiliates. For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, the Company earned

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

approximately $3,173, $3,498 and $3,728, respectively, of dividend income related to SLP I, which is included in dividend income. As of December 31, 2018 and December 31, 2017, approximately $750 and $836, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

NMFC Senior Loan Program III LLC

          NMFC Senior Loan Program III LLC ("SLP III") was formed as a Delaware limited liability company and commenced operations on April 25, 2018. SLP III is structured as a private joint venture investment fund between the Company and SkyKnight Income II, LLC ("SkyKnight II") and operates under a limited liability company agreement (the "SLP III Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP III, which has equal representation from the Company and SkyKnight II. SLP III has a five year investment period and will continue in existence until April 25, 2025. The investment period may be extended for up to one year pursuant to certain terms of the SLP III Agreement.

          SLP III is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP III to call down on capital commitments requires approval by the board of managers of SLP III. As of December 31, 2018, the Company and SkyKnight II have committed $80,000 and $20,000, respectively, of equity to SLP III. As of December 31, 2018, the Company and SkyKnight II have contributed $78,400 and $19,600, respectively, of equity to SLP III. The Company's investment in SLP III is disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2018.

          On May 2, 2018, SLP III closed its $300,000 revolving credit facility with Citibank, N.A., which matures on May 2, 2023 and bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 1.70% per annum. As of December 31, 2018, SLP III had total investments with an aggregate fair value of approximately $365,357 and debt outstanding under its credit facility of $280,300. As of December 31, 2018, none of SLP III's investments were on non-accrual. Additionally, as of December 31, 2018, SLP III had unfunded commitments in the form of delayed draws of $8,811. Below is a summary of SLP III's portfolio, along with a listing of the individual investments in SLP III's portfolio as of December 31, 2018:

December 31, 2018

First lien investments(1)	383,289
Weighted average interest rate on first lien investments(2)	6.50%
Number of portfolio companies in SLP III	39
Largest portfolio company investment(1)	18,958
Total of five largest portfolio company investments(1)	85,938

(1)
Reflects principal amount or par value of investment.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

          The following table is a listing of the individual investments in SLP III's portfolio as of December 31, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

Funded Investments — First lien
Access CIG, LLC	Business Services	6.46% (L + 3.75%)	2/27/2025	$1,216	$1,216	$1,185
Affordable Care Holding Corp.	Healthcare Services	7.25% (L + 4.75%)	10/24/2022	1,025	1,030	1,005
Bracket Intermediate Holding Corp.	Healthcare Services	7.00% (L + 4.25%)	9/5/2025	14,963	14,890	14,813
Brave Parent Holdings, Inc.	Software	6.52% (L + 4.00%)	4/18/2025	14,925	14,874	14,421
CentralSquare Technologies, LLC	Software	6.27% (L + 3.75%)	8/29/2025	15,000	14,964	14,648
Certara Holdco, Inc.	Healthcare I.T.	6.30% (L + 3.50%)	8/15/2024	1,275	1,280	1,255
CHA Holdings, Inc.	Business Services	7.30% (L + 4.50%)	4/10/2025	997	997	995
CommerceHub, Inc.	Software	6.27% (L + 3.75%)	5/21/2025	14,925	14,856	14,515
CRCI Longhorn Holdings, Inc.	Business Services	5.89% (L + 3.50%)	8/8/2025	14,963	14,891	14,588
Dentalcorp Perfect Smile ULC	Healthcare Services	6.27% (L + 3.75%)	6/6/2025	11,940	11,912	11,701
Dentalcorp Perfect Smile ULC	Healthcare Services	6.27% (L + 3.75%)	6/6/2025	1,686	1,685	1,652
Drilling Info Holdings, Inc.	Business Services	6.77% (L + 4.25%)	7/30/2025	17,591	17,507	17,525
Financial & Risk US Holdings, Inc.	Business Services	6.27% (L + 3.75%)	10/1/2025	8,000	7,980	7,512
GOBP Holdings, Inc.	Retail	6.55% (L + 3.75%)	10/22/2025	15,000	14,963	14,625
Greenway Health, LLC	Software	6.56% (L + 3.75%)	2/16/2024	14,821	14,831	14,450
Heartland Dental, LLC	Healthcare Services	6.27% (L + 3.75%)	4/30/2025	17,329	17,249	16,593
HIG Finance 2 Limited	Business Services	6.06% (L + 3.50%)	12/20/2024	1,995	1,985	1,939
Idera, Inc.	Software	7.03% (L + 4.50%)	6/28/2024	2,294	2,289	2,248
J.D. Power (fka J.D. Power and Associates)	Business Services	6.27% (L + 3.75%)	9/7/2023	5,985	5,985	5,835
Market Track, LLC	Business Services	6.87% (L + 4.25%)	6/5/2024	4,827	4,821	4,633
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	4,596	4,576	4,596
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	600	597	600
National Intergovernmental Purchasing Alliance Company	Business Services	6.55% (L + 3.75%)	5/23/2025	14,925	14,912	14,552
Navex Topco, Inc.	Software	5.78% (L + 3.25%)	9/5/2025	14,963	14,890	14,102
Navicure, Inc.	Healthcare Services	6.27% (L + 3.75%)	11/1/2024	2,985	2,985	2,925
Netsmart Technologies, Inc.	Healthcare I.T.	6.27% (L + 3.75%)	4/19/2023	10,437	10,437	10,307
Newport Group Holdings II, Inc.	Business Services	6.54% (L + 3.75%)	9/12/2025	4,988	4,963	4,875
NorthStar Financial Services Group, LLC	Software	6.10% (L + 3.50%)	5/25/2025	14,925	14,856	14,628
OEConnection LLC	Business Services	6.53% (L + 4.00%)	11/22/2024	1,830	1,843	1,789
Outcomes Group Holdings, Inc.	Healthcare Services	6.28% (L + 3.50%)	10/24/2025	6,500	6,484	6,394
Pelican Products, Inc.	Business Products	5.88% (L + 3.50%)	5/1/2025	4,975	4,963	4,726
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	8.06% (L + 5.25%)	4/29/2024	15,588	15,517	15,199
Premise Health Holding Corp.	Healthcare Services	6.55% (L + 3.75%)	7/10/2025	13,862	13,796	13,689
Quest Software US Holdings Inc.	Software	6.78% (L + 4.25%)	5/16/2025	15,000	14,930	14,535
Sierra Enterprises, LLC	Food & Beverage	6.02% (L + 3.50%)	11/11/2024	2,481	2,478	2,463
SSH Group Holdings, Inc.	Education	6.77% (L + 4.25%)	7/30/2025	14,963	14,927	14,588
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	6.03% (L + 3.50%)	7/17/2025	3,790	3,772	3,759
VT Topco, Inc.	Business Services	6.55% (L + 3.75%)	8/1/2025	7,980	7,961	7,882
VT Topco, Inc.	Business Services	6.55% (L + 3.75%)	8/1/2025	1,004	1,004	992
Wirepath LLC	Distribution & Logistics	6.71% (L + 4.00%)	8/5/2024	17,477	17,477	17,215
WP CityMD Bidco LLC	Healthcare Services	6.30% (L + 3.50%)	6/7/2024	14,887	14,887	14,608
YI, LLC	Healthcare Services	6.80% (L + 4.00%)	11/7/2024	4,965	4,983	4,935

Total Funded Investments				$374,478	$373,443	$365,497

Unfunded Investments — First lien
Dentalcorp Perfect Smile ULC	Healthcare Services	—	6/6/2020	$1,308	$(3)	$(26)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	1,367	(7)	(11)
Heartland Dental, LLC	Healthcare Services	—	4/30/2020	1,586	—	(67)
Ministry Brands, LLC	Software	—	10/18/2019	1,267	(6)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	1,103	(3)	(14)
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	—	7/17/2019	1,187	—	(10)
VT Topco, Inc.	Business Services	—	8/1/2020	993	(2)	(12)

Total Unfunded Investments				$8,811	$(21)	$(140)

Total Investments				$383,289	$373,422	$365,357

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2018.

(2)
Represents the fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurement and Disclosures ("ASC 820"). The Company's board of directors does not determine the fair value of the investments held by SLP III.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

          Below is certain summarized financial information for SLP III as of December 31, 2018 and for the year ended December 31, 2018:

Selected Balance Sheet Information:	December 31, 2018

Investments at fair value (cost of $373,422)	$365,357
Cash and other assets	9,138

Total assets	$374,495

Credit facility	$280,300
Deferred financing costs	(2,831)
Distribution payable	2,600
Other liabilities	4,415

Total liabilities	284,484
Members' capital	$90,011

Total liabilities and members' capital	$374,495

Selected Statement of Operations Information:	Year Ended December 31, 2018(1)

Interest income	$9,572
Other income	207

Total investment income	9,779

Interest and other financing expenses	5,402
Other expenses	509

Total expenses	5,911

Net investment income	3,868
Net realized gains on investments	9
Net change in unrealized appreciation (depreciation) of investments	(8,065)

Net decrease in members' capital	$(4,188)

(1)
SLP III commenced operations on April 25, 2018.

          For the year ended December 31, 2018, the Company earned approximately $3,040 of dividend income related to SLP III, which is included in dividend income. As of December 31, 2018 approximately $2,080 of dividend income related to SLP III was included in interest and dividend receivable.

          The Company has determined that SLP III is an investment company under ASC 946; however, in accordance with such guidance the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation ("ASC 810") concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, the Company does not consolidate SLP III.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

Unconsolidated Significant Subsidiaries

          In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under this rule. As of December 31, 2018, the following companies were considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g). Based on the requirements under Regulation S-X 4-08(g), the summarized consolidated financial information of these portfolio companies are shown below.

NMFC Senior Loan Program II LLC

          NMFC Senior Loan Program II LLC ("SLP II") was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between the Company and SkyKnight Income, LLC ("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from the Company and SkyKnight. SLP II has a three year investment period and will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP II to call down on capital commitments requires approval by the board of managers of SLP II. As of December 31, 2018, the Company and SkyKnight have committed and contributed $79,400 and $20,600, respectively, of equity to SLP II. The Company's investment in SLP II is disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2018 and December 31, 2017.

          On April 12, 2016, SLP II closed its $275,000 revolving credit facility with Wells Fargo Bank, National Association, which matures on April 12, 2021 and bears interest at a rate of the LIBOR plus 1.75% per annum. Effective April 1, 2018, SLP II's revolving credit facility bears interest at a rate of LIBOR plus 1.60% per annum. As of December 31, 2018 and December 31, 2017, SLP II had total investments with an aggregate fair value of approximately $336,869 and $382,534, respectively, and debt outstanding under its credit facility of $243,170 and $266,270, respectively. As of December 31, 2018 and December 31, 2017, none of SLP II's investments were on non-accrual. Additionally, as of December 31, 2018 and December 31, 2017, SLP II had unfunded commitments in the form of delayed draws of $5,858 and $4,863, respectively. Below is a summary

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

of SLP II's portfolio, along with a listing of the individual investments in SLP II's portfolio as of December 31, 2018 and December 31, 2017:

	December 31, 2018	December 31, 2017

First lien investments(1)	348,577	386,100
Weighted average interest rate on first lien investments(2)	6.84%	6.05%
Number of portfolio companies in SLP II	31	35
Largest portfolio company investment(1)	17,150	17,369
Total of five largest portfolio company investments(1)	80,766	81,728

(1)
Reflects principal amount or par value of investment.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

          The following table is a listing of the individual investments in SLP II's portfolio as of December 31, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

Funded Investments — First lien
Access CIG, LLC	Business Services	6.46% (L + 3.75%)	2/27/2025	$8,825	$8,785	$8,605
ADG, LLC	Healthcare Services	7.63% (L + 4.75%)	9/28/2023	16,862	16,740	16,609
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.62% (L + 4.00%)	8/21/2023	14,664	14,492	14,517
Brave Parent Holdings, Inc.	Software	6.52% (L + 4.00%)	4/18/2025	15,422	15,369	14,902
CentralSquare Technologies, LLC	Software	6.27% (L + 3.75%)	8/29/2025	15,000	14,964	14,648
CHA Holdings, Inc.	Business Services	7.30% (L + 4.50%)	4/10/2025	10,805	10,760	10,774
CommerceHub, Inc.	Software	6.27% (L + 3.75%)	5/21/2025	2,488	2,476	2,419
Drilling Info Holdings, Inc.	Business Services	6.77% (L + 4.25%)	7/30/2025	12,242	12,190	12,196
Greenway Health, LLC	Software	6.56% (L + 3.75%)	2/16/2024	14,775	14,718	14,406
GOBP Holdings, Inc.	Retail	6.55% (L + 3.75%)	10/22/2025	2,500	2,494	2,438
Idera, Inc.	Software	7.03% (L + 4.50%)	6/28/2024	12,492	12,388	12,242
J.D. Power (fka J.D. Power and Associates)	Business Services	6.27% (L + 3.75%)	9/7/2023	14,962	14,920	14,588
Keystone Acquisition Corp.	Healthcare Services	8.05% (L + 5.25%)	5/1/2024	5,332	5,289	5,226
LSCS Holdings, Inc.	Healthcare Services	6.86% (L + 4.25%)	3/17/2025	5,321	5,312	5,294
LSCS Holdings, Inc.	Healthcare Services	6.89% (L + 4.25%)	3/17/2025	1,374	1,371	1,367
Market Track, LLC	Business Services	6.87% (L + 4.25%)	6/5/2024	11,820	11,772	11,347
Medical Solutions Holdings, Inc.	Healthcare Services	6.27% (L + 3.75%)	6/14/2024	4,432	4,413	4,343
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	2,116	2,109	2,116
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	600	597	600
Ministry Brands, LLC	Software	6.52% (L + 4.00%)	12/2/2022	12,285	12,238	12,285
NorthStar Financial Services Group, LLC	Software	6.10% (L + 3.50%)	5/25/2025	7,463	7,428	7,313
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	8.06% (L + 5.25%)	4/29/2024	10,342	10,301	10,084
Poseidon Intermediate, LLC	Software	6.78% (L + 4.25%)	8/15/2022	14,729	14,727	14,644
Premise Health Holding Corp.	Healthcare Services	6.55% (L + 3.75%)	7/10/2025	1,386	1,380	1,369
Project Accelerate Parent, LLC	Business Services	6.64% (L + 4.25%)	1/2/2025	14,887	14,821	14,663
PSC Industrial Holdings Corp.	Industrial Services	6.21% (L + 3.75%)	10/11/2024	10,395	10,307	10,161
Quest Software US Holdings Inc.	Software	6.78% (L + 4.25%)	5/16/2025	15,000	14,930	14,535
Salient CRGT Inc.	Federal Services	8.27% (L + 5.75%)	2/28/2022	13,509	13,418	13,306
Sierra Acquisition, Inc.	Food & Beverage	6.02% (L + 3.50%)	11/11/2024	3,713	3,696	3,685
SSH Group Holdings, Inc.	Education	6.77% (L + 4.25%)	7/30/2025	8,978	8,956	8,753
Wirepath LLC	Distribution & Logistics	6.71% (L + 4.00%)	8/5/2024	14,963	14,963	14,738
WP CityMD Bidco LLC	Healthcare Services	6.30% (L + 3.50%)	6/7/2024	10,823	10,801	10,620
YI, LLC	Healthcare Services	6.80% (L + 4.00%)	11/7/2024	15,064	15,053	14,971
Zywave, Inc.	Software	7.52% (L + 5.00%)	11/17/2022	17,150	17,091	17,150

Total Funded Investments				$342,719	$341,269	$336,914

Unfunded Investments — First lien
Access CIG, LLC	Business Services	—	2/27/2019	$1,108	$—	$(28)
CHA Holdings, Inc.	Business Services	—	10/10/2019	2,143	(11)	(6)
Drilling Info Holdings, Inc.	Business Services	—	7/30/2020	1,230	(5)	(10)
Ministry Brands, LLC	Software	—	10/18/2019	1,267	(6)	—
Premise Health Holding Corp.	Healthcare Services	—	7/10/2020	110	—	(1)

Total Unfunded Investments				$5,858	$(22)	$(45)

Total Investments				$348,577	$341,247	$336,869

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2018.

(2)
Represents the fair value in accordance with ASC 820. The Company's board of directors does not determine the fair value of the investments held by SLP II.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

          The following table is a listing of the individual investments in SLP II's portfolio as of December 31, 2017:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

Funded Investments — First lien
ADG, LLC	Healthcare Services	6.32% (L + 4.75%)	9/28/2023	$17,034	$16,890	$16,779
ASG Technologies Group, Inc.	Software	6.32% (L + 4.75%)	7/31/2024	7,481	7,446	7,547
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.69% (L + 5.00%)	8/21/2023	14,812	14,688	14,813
DigiCert, Inc.	Business Services	6.13% (L + 4.75%)	10/31/2024	10,000	9,951	10,141
Emerald 2 Limited	Business Services	5.69% (L + 4.00%)	5/14/2021	1,266	1,211	1,267
Evo Payments International, LLC	Business Services	5.57% (L + 4.00%)	12/22/2023	17,369	17,292	17,492
Explorer Holdings, Inc.	Healthcare Services	5.13% (L + 3.75%)	5/2/2023	2,940	2,917	2,973
Globallogic Holdings Inc.	Business Services	6.19% (L + 4.50%)	6/20/2022	9,677	9,611	9,755
Greenway Health, LLC	Software	5.94% (L + 4.25%)	2/16/2024	14,925	14,858	15,074
Idera, Inc.	Software	6.57% (L + 5.00%)	6/28/2024	12,619	12,499	12,556
J.D. Power (fka J.D. Power and Associates)	Business Services	5.94% (L + 4.25%)	9/7/2023	13,357	13,308	13,407
Keystone Acquisition Corp.	Healthcare Services	6.94% (L + 5.25%)	5/1/2024	5,386	5,336	5,424
Market Track, LLC	Business Services	5.94% (L + 4.25%)	6/5/2024	11,940	11,884	11,940
McGraw-Hill Global Education Holdings, LLC	Education	5.57% (L + 4.00%)	5/4/2022	9,850	9,813	9,844
Medical Solutions Holdings, Inc.	Healthcare Services	5.82% (L + 4.25%)	6/14/2024	6,965	6,932	7,043
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	2,138	2,128	2,138
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	7,768	7,735	7,768
Navex Global, Inc.	Software	5.82% (L + 4.25%)	11/19/2021	14,897	14,724	14,971
Navicure, Inc.	Healthcare Services	5.11% (L + 3.75%)	11/1/2024	15,000	14,926	15,000
OEConnection LLC	Business Services	5.69% (L + 4.00%)	11/22/2024	15,000	14,925	14,981
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	6,963	6,929	6,980
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	291	290	292
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	6.95% (L + 5.25%)	4/29/2024	10,448	10,399	10,526
Poseidon Intermediate, LLC	Software	5.82% (L + 4.25%)	8/15/2022	14,881	14,877	14,955
Project Accelerate Parent, LLC	Business Services	5.94% (L + 4.25%)	1/2/2025	15,000	14,925	15,038
PSC Industrial Holdings Corp.	Industrial Services	5.71% (L + 4.25%)	10/11/2024	10,500	10,398	10,500
Quest Software US Holdings Inc.	Software	6.92% (L + 5.50%)	10/31/2022	9,899	9,775	10,071
Salient CRGT Inc.	Federal Services	7.32% (L + 5.75%)	2/28/2022	14,433	14,310	14,559
Severin Acquisition, LLC	Software	6.32% (L + 4.75%)	7/30/2021	14,888	14,827	14,813
Shine Acquisitoin Co. S.à.r.l / Boing US Holdco Inc.	Consumer Services	4.88% (L + 3.50%)	10/3/2024	15,000	14,964	15,108
Sierra Acquisition, Inc.	Food & Beverage	5.68% (L + 4.25%)	11/11/2024	3,750	3,731	3,789
TMK Hawk Parent, Corp.	Distribution & Logistics	4.88% (L + 3.50%)	8/28/2024	1,671	1,667	1,686
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	5.82% (L + 4.25%)	7/6/2022	1,875	1,875	1,900
Vencore, Inc. (fka SI Organization, Inc., The)	Federal Services	6.44% (L + 4.75%)	11/23/2019	10,686	10,673	10,835
WP CityMD Bidco LLC	Healthcare Services	5.69% (L + 4.00%)	6/7/2024	14,963	14,928	15,009
YI, LLC	Healthcare Services	5.69% (L + 4.00%)	11/7/2024	8,240	8,204	8,230
Zywave, Inc.	Software	6.61% (L + 5.00%)	11/17/2022	17,325	17,252	17,325

Total Funded Investments				$381,237	$379,098	$382,529

Unfunded Investments — First lien
Pathway Partners Vet Management Company LLC	Consumer Services	—	10/10/2019	$2,728	$(14)	$7
TMK Hawk Parent, Corp.	Distribution & Logistics	—	3/28/2018	75	—	1
YI, LLC	Healthcare Services	—	11/7/2018	2,060	(9)	(3)

Total Unfunded Investments				$4,863	$(23)	$5

Total Investments				$386,100	$379,075	$382,534

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2017.

(2)
Represents the fair value in accordance with ASC 820. The Company's board of directors does not determine the fair value of the investments held by SLP II.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

          Below is certain summarized financial information for SLP II as of December 31, 2018 and December 31, 2017 and for the years ended December 31, 2018, December 31, 2017 and December 31, 2016:

Selected Balance Sheet Information:	December 31, 2018	December 31, 2017

Investments at fair value (cost of $341,247 and $379,075, respectively)	$336,869	$382,534
Cash and other assets	7,620	8,065

Total assets	$344,489	$390,599

Credit facility	$243,170	$266,270
Deferred financing costs	(1,374)	(1,966)
Payable for unsettled securities purchased	—	15,964
Distribution payable	3,250	3,500
Other liabilities	2,869	2,891

Total liabilities	247,915	286,659
Members' capital	$96,574	$103,940

Total liabilities and members' capital	$344,489	$390,599

	Year Ended December 31,

Selected Statement of Operations Information:	2018	2017	2016(1)

Interest income	$24,654	$22,551	$7,463
Other income	199	351	572

Total investment income	24,853	22,902	8,035

Interest and other financing expenses	10,474	8,356	3,558
Other expenses	681	697	650

Total expenses	11,155	9,053	4,208

Net investment income	13,698	13,849	3,827
Net realized gains on investments	782	2,281	599
Net change in unrealized (depreciation) appreciation of investments	(7,837)	(822)	4,281

Net increase in members' capital	$6,643	$15,308	$8,707

(1)
For the year ended December 31, 2016, amounts reported relate to the period from April 12, 2016 (commencement of operations) to December 31, 2016.

          For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, the Company earned approximately $11,124, $12,406 and $3,533, respectively, of dividend income related to SLP II, which is included in dividend income. As of December 31, 2018 and December 31, 2017, approximately $2,581 and $2,779, respectively, of dividend income related to SLP II was included in interest and dividend receivable.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

          The Company has determined that SLP II is an investment company under ASC 946, however, in accordance with such guidance the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Furthermore, ASC 810 concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, the Company does not consolidate SLP II.

UniTek Global Services, Inc. ("Unitek")

          UniTek is a full service provider of technical services to customers in the wireline telecommunications, satellite television and broadband cable industries in the U.S. and Canada. UniTek's customers are primarily telecommunication services, satellite television, and broadband cable providers, their contractors, and municipalities and related agencies. UniTek's customers utilize its services to engineer, build and maintain their network infrastructure and to provide residential and commercial fulfillment services, which is critical to their ability to deliver voice, video and data services to end users.

          Below is certain summarized financial information for Uniitek as of December 31, 2018 and December 31, 2017 and for the years ended December 31, 2018, December 31, 2017 and December 31, 2016:

Balance Sheet:	December 31, 2018	December 31, 2017

Current assets	$99,062	$86,105
Non-current assets	144,948	132,323

Total assets	$244,010	$218,428

Current liabilities	$35,837	$52,872
Noncurrent liabilities	113,959	93,068

Total liabilities	$149,796	$145,940

Total equity	$94,214	$72,488

	Year Ended December 31,

Summary of Operations:	2018	2017	2016

Net Sales	$315,526	$284,823	$279,929
Cost of goods sold	257,767	223,513	214,938

Gross Profit	57,759	61,310	64,991

Other expenses	59,702	57,110	51,708

Net income from continuing operations before extraordinary items	(1,943)	4,200	13,283
Profit (loss) from discontinued operations	(223)	(9,090)	(9,801)

Net income (loss)	$(2,166)	$(4,890)	$3,482

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 3. Investments (Continued)

          Investment risk factors — First and second lien debt that the Company invests in is almost entirely rated below investment grade or may be unrated. Debt investments rated below investment grade are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" compared to debt investments that are rated investment grade. These debt investments are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce the net asset value and income distributions of the Company. In addition, some of the Company's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien debt investments. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and /or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

          The Company may directly invest in the equity of private companies or, in some cases, equity investments could be made in connection with a debt investment. Equity investments may or may not fluctuate in value resulting in recognized realized gains or losses upon disposition.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 4. Fair Value (Continued)

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period.

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2018:

	Total	Level I	Level II	Level III

First lien	$1,173,459	$—	$185,931	$987,528
Second lien	662,556	—	355,741	306,815
Subordinated	65,297	—	25,210	40,087
Equity and other	440,641	—	—	440,641

Total investments	$2,341,953	$—	$566,882	$1,775,071

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2017:

	Total	Level I	Level II	Level III

First lien	$693,563	$—	$136,866	$556,697
Second lien	682,950	—	239,868	443,082
Subordinated	70,257	—	43,156	27,101
Equity and other	378,890	16	—	378,874

Total investments	$1,825,660	$16	$419,890	$1,405,754

          The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2018, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at December 31, 2018:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, December 31, 2017	$1,405,754	$556,697	$443,082	$27,101	$378,874
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(4,368)	357	(14,704)	—	9,979
Net change in unrealized (depreciation) appreciation of investments	(5,467)	(4,466)	(4,523)	(3,752)	7,274
Purchases, including capitalized PIK and revolver fundings(1)	970,532	634,700	150,896	21,817	163,119
Proceeds from sales and paydowns of investments(1)	(632,804)	(278,371)	(230,749)	(5,079)	(118,605)
Transfers into Level III(2)	113,612	106,564	7,048	—	—
Transfers out of Level III(2)	(72,188)	(27,953)	(44,235)	—	—

Fair value, December 31, 2018	$1,775,071	$987,528	$306,815	$40,087	$440,641

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Company at the end of the period:	$(1,032)	$(3,232)	$(4,064)	$(3,752)	$10,016

(1)
Includes reorganizations and restructurings.

(2)
As of December 31, 2018, the portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the period in which the reclassifications occurred.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2017, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at December 31, 2017:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, December 31, 2016	$1,066,878	$530,601	$324,177	$24,653	$187,447
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(41,086)	(13,848)	(27,195)	—	(43)
Net change in unrealized appreciation (depreciation) of investments	39,690	12,326	31,897	(1,305)	(3,228)
Purchases, including capitalized PIK and revolver fundings(1)	740,395	284,239	256,932	3,753	195,471
Proceeds from sales and paydowns of investments(1)	(380,700)	(229,144)	(150,783)	—	(773)
Transfers into Level III(2)	39,902	—	39,902	—	—
Transfers out of Level III(2)	(59,325)	(27,477)	(31,848)	—	—

Fair value, December 31, 2017	$1,405,754	$556,697	$443,082	$27,101	$378,874

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$1,478	$2,115	$4,163	$(1,305)	$(3,495)

(1)
Includes reorganizations and restructurings.

(2)
As of December 31, 2017, the portfolio investments were transferred into Level III from Level II or Level I and out of Level III into Level II at fair value as of the beginning of the period in which the reclassifications occurred.

          Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the years ended December 31, 2018 and December 31, 2017. Transfers into Level III occur as quotations obtained through pricing services are deemed not representative of fair value as of the balance sheet date and such assets are internally valued. As quotations obtained through pricing services are substantiated through additional market sources, investments are transferred out of Level III. In addition, transfers out of Level III and transfers into Level III occur based on the increase or decrease in the availability of certain observable inputs.

          The Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

          The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. The Company typically determines the fair value of its performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 4. Fair Value (Continued)

underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, the Company may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of the Company's debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, the Company may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value.

          After enterprise value coverage is demonstrated for the Company's debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of December 31, 2018 and December 31, 2017, the Company used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of its

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 4. Fair Value (Continued)

portfolio companies. The Company believes these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of December 31, 2018 and December 31, 2017, the Company used the discount ranges set forth in the table below to value investments in its portfolio companies.

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of December 31, 2018 were as follows:

				Range

Type	Fair Value as of December 31, 2018	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$797,985	Market & income approach	EBITDA multiple	2.0x	32.0x	12.1x
			Revenue multiple	3.5x	6.5x	5.8x
			Discount rate	7.0%	15.3%	9.6%
	129,837	Market quote	Broker quote	N/A	N/A	N/A
	59,706	Other	N/A(1)	N/A	N/A	N/A
Second lien	102,963	Market & income approach	EBITDA multiple	8.5x	15.0x	11.1x
			Discount rate	10.0%	19.7%	12.8%
	203,852	Market quote	Broker quote	N/A	N/A	N/A
Subordinated	40,087	Market & income approach	EBITDA multiple	5.0x	13.0x	10.2x
			Discount rate	10.9%	21.4%	16.3%
Equity and other	439,977	Market & income approach	EBITDA multiple	0.4x	18.0x	10.3x
			Discount rate	6.5%	25.8%	13.5%
	664	Black Scholes analysis	Expected life in years	7.3	7.3	7.3
			Volatility	37.9%	37.9%	37.9%
			Discount rate	2.9%	2.9%	2.9%

	$1,775,071

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of December 31, 2017 were as follows:

				Range

Type	Fair Value as of December 31, 2017	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$458,543	Market & income approach	EBITDA multiple	2.0x	20.0x	11.8x
			Revenue multiple	3.5x	8.0x	6.1x
			Discount rate	6.5%	11.2%	9.2%
	98,154	Market quote	Broker quote	N/A	N/A	N/A
Second lien	220,597	Market & income approach	EBITDA multiple	8.0x	16.0x	11.4x
			Discount rate	7.9%	12.5%	10.8%
	215,098	Market quote	Broker quote	N/A	N/A	N/A
	7,387	Other	N/A(1)	N/A	N/A	N/A
Subordinated	27,101	Market & income approach	EBITDA multiple	4.5x	11.8x	9.0x
			Revenue multiple	0.5x	1.0x	0.8x
			Discount rate	7.9%	14.9%	12.8%
Equity and other	377,785	Market & income approach	EBITDA multiple	2.5x	18.0x	9.9x
			Revenue multiple	0.5x	1.0x	0.8x
			Discount rate	7.0%	23.6%	14.5%
	1,089	Black Scholes analysis	Expected life in years	8.3	8.3	8.3
			Volatility	39.4%	39.4%	39.4%
			Discount rate	2.4%	2.4%	2.4%

	$1,405,754

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility, the NMFC Credit Facility and the DB Credit Facility (as defined in Note 7. Borrowings) are representative of market. The carrying values of the Holdings Credit Facility, NMFC Credit Facility and DB Credit Facility approximate fair value as of December 31, 2018, as the facilities are continually monitored and examined by both the borrower and the lender and are considered Level III. The carrying value of the SBA-guaranteed debentures, the 2016 Unsecured Notes, the 2017A Unsecured Notes, the 2018A Unsecured Notes and the 2018B Unsecured Notes (as defined in Note 7. Borrowings) approximate fair value as of December 31, 2018 based on a comparison of market interest rates for the Company's borrowings and similar entities and are considered Level III. The fair value of the Convertible Notes and the 5.75% Unsecured Notes (as defined in Note 7. Borrowings) as of December 31, 2018 was $270,131 and $50,933, respectively, which was based on quoted prices and considered Level II. See Note 7. Borrowings, for details. The carrying value of the collateralized agreement approximates fair value as of December 31, 2018 and is considered Level III. The fair value of other financial assets and liabilities approximates their carrying value based on the short-term nature of these items.

          Fair value risk factors — The Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Company's portfolio companies conduct their operations, as well as general economic and political

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 4. Fair Value (Continued)

conditions, may have a significant negative impact on the operations and profitability of the Company's investments and/or on the fair value of the Company's investments. The Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Company and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

          The Company entered into an investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser which was most recently re-approved by the Company's board of directors on February 6, 2019. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components — a base management fee and an incentive fee.

          Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the New Mountain Finance SPV Funding, L.L.C. Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The Company has not invested, and currently is not invested, in derivatives. To the extent the Company invests in derivatives in the future, the Company will use the actual value of the derivatives, as reported on the Consolidated Statements of Assets and Liabilities, for purposes of calculating its base management fee.

          Since the IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the NMF Holdings Loan and Security Agreement, as amended and restated, dated May 19, 2011, and formed the Holdings Credit Facility on December 18, 2014 (as defined in Note 7. Borrowings). The amendment merged the credit facilities and combined the amount of borrowings previously available. Post credit facility merger and to be consistent with the methodology since the IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which as of December 31, 2018, December 31, 2017 and December 31, 2016 was approximately $525,658, $281,174 and $297,323, respectively. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. For the years ended December 31, 2018, December 31,

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 5. Agreements (Continued)

2017 and December 31, 2016, management fees waived were approximately $6,709, $5,642 and $4,824, respectively.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, upfront, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there are none as of December 31, 2018), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold, repaid or mature in the future. The Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation"). As of December 31, 2017, all predecessor investments have been sold or matured.

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 5. Agreements (Continued)

The calculation of the Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, incentive fees waived were approximately $0, $1,800 and $0, respectively. The Investment Adviser cannot recoup incentive fees that the Investment Adviser has previously waived.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 5. Agreements (Continued)

          The following table summarizes the management fees and incentive fees incurred by the Company for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

	2018	2017	2016

Management fee	$38,530	$32,694	$27,551
Less: management fee waiver	(6,709)	(5,642)	(4,824)

Total management fee	31,821	27,052	22,727
Incentive fee, excluding accrued capital gains incentive fees	$26,508	$25,101	$22,011
Less: incentive fee waiver	—	(1,800)	—

Total incentive fee	26,508	23,301	22,011
Accrued capital gains incentive fees(1)	$—	$—	$—

(1)
As of December 31, 2018, December 31, 2017 and December 31, 2016, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation.

          As all predecessor investments have been sold or matured, no cost basis adjustment is necessary for the years ended December 31, 2018 and December 31, 2017.

          The Company's Consolidated Statements of Operations below are adjusted as if the step-up in cost basis to fair market value had occurred at the IPO date, May 19, 2011.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 5. Agreements (Continued)

          The following Consolidated Statement of Operations for the year ended December 31, 2016 is adjusted to reflect this step-up to fair market value.

	Year Ended December 31, 2016	Stepped-up Cost Basis Adjustments	Adjusted Year Ended December 31, 2016

Investment income
Interest income(1)	$147,425	$(65)	$147,360
Total dividend income(2)	11,200	—	11,200
Other income	9,459	—	9,459

Total investment income(3)	168,084	(65)	168,019

Total expenses pre-incentive fee(4)	57,965	—	57,965

Pre-Incentive Fee Net Investment Income	110,119	(65)	110,054

Incentive fee(5)	22,011	—	22,011

Post-Incentive Fee Net Investment Income	88,108	(65)	88,043

Net realized losses on investments(6)	(16,717)	(151)	(16,868)
Net change in unrealized appreciation (depreciation) of investments(6)	40,131	216	40,347
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(486)	—	(486)
Benefit for taxes	642	—	642

Net increase in net assets resulting from operations	$111,678		$111,678

(1)
Includes $4,270 in PIK interest from investments.

(2)
Includes $3,178 in PIK dividends for investments.

(3)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(4)
Includes expense waivers and reimbursements of $725 and management fee waivers of $4,824.

(5)
For the year ended December 31, 2016, the Company incurred total incentive fees of $22,011, none of which was related to the capital gains incentive fee accrual on a hypothetical liquidation basis.

(6)
Includes net realized gains (losses) on investments and net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

          The Company has entered into the Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator maintains, or oversees the maintenance of, the Company's consolidated financial records, prepares reports filed with the SEC, generally monitors the payment of the Company's expenses and oversees the performance of administrative and professional services rendered by others. The Company will reimburse the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 5. Agreements (Continued)

Administrator for the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Company, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, approximately $2,406, $1,558 and $1,641, respectively, of indirect administrative expenses were included in administrative expenses of which $276, $415 and $725, respectively, of indirect administrative expenses were waived by the Administrator. As of December 31, 2018 and December 31, 2017, $681 and $444, respectively, of indirect administrative expenses were included in payable to affiliates.

          As of December 31, 2018, December 31, 2017 and December 31, 2016, no expense waivers or reimbursements were receivable from an affiliate.

          The Company, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Company, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Company. Other than with respect to this limited license, the Company, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

Note 6. Related Parties

          The Company has entered into a number of business relationships with affiliated or related parties.

          The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 6. Related Parties (Continued)

          The Company has entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement which includes the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs.

          The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Company has adopted a formal code of ethics that governs the conduct of its officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, to the Company's investment mandates, including Guardian II. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company or for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits the Company to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, the Company is permitted to co-invest with its affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Company's independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company's stockholders and is consistent with its then-current investment objective and strategies.

Note 7. Borrowings

          On March 23, 2018, the Small Business Credit Availability Act (the "SBCA") was signed into law, which included various changes to regulations under the federal securities laws that impact

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150.0% from 200.0% under certain circumstances. On April 12, 2018, the Company's board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA, and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to the Company at a special meeting of stockholders, which was held on June 8, 2018. The stockholder proposal was approved by the required votes of the Company's stockholders at such special meeting of stockholders, and thus the Company became subject to the 150.0% minimum asset coverage ratio on June 9, 2018. As a result of the Company's exemptive relief received on November 5, 2014, the Company is permitted to exclude its SBA-guaranteed debentures from the 150.0% asset coverage ratio that the Company is required to maintain under the 1940 Act. The agreements governing the NMFC Credit Facility, the 2018 Convertible Notes and the Unsecured Notes (as defined below) contain certain covenants and terms, including a requirement that the Company not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that the Company not exceed a secured debt ratio of 0.70 to 1.00 at any time. As of December 31, 2018, the Company's asset coverage ratio was 181.37%.

          Holdings Credit Facility — On December 18, 2014, the Company entered into the Second Amended and Restated Loan and Security Agreement among the Company, as the Collateral Manager, NMF Holdings, as the Borrower, Wells Fargo Securities, LLC, as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian (as amended from time to time, the "Holdings Credit Facility"). As of the most recent amendment on November 19, 2018, the maturity date of the Holdings Credit Facility is October 24, 2022, and the maximum facility amount is the lesser of $695,000 and the actual commitments of the lenders to make advances as of such date.

          As of December 31, 2018, the maximum amount of revolving borrowings available under the Holdings Credit Facility is $615,000. Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio of 150.0%. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          As of the amendment entered into on April 1, 2018, the Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.25% per annum for all other investments. The Holdings

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

	2018	2017	2016

Interest expense	$16,062	$11,612	$9,546
Non-usage fee	$610	$749	$772
Amortization of financing costs	$2,519	$1,780	$1,615
Weighted average interest rate	4.2%	3.3%	2.8%
Effective interest rate	5.0%	4.1%	3.5%
Average debt outstanding	$384,433	$345,174	$341,055

          As of December 31, 2018, December 31, 2017 and December 31, 2016, the outstanding balance on the Holdings Credit Facility was $512,563, $312,363 and $333,513, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, (as amended from time to time, and together with the related guarantee and security agreement, the "NMFC Credit Facility"), dated June 4, 2014, among the Company, as the Borrower, Goldman Sachs Bank USA, as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, as Lenders, is structured as a senior secured revolving credit facility. The NMFC Credit Facility is guaranteed by certain of the Company's domestic subsidiaries and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. As of the most recent amendment on July 5, 2018, the maturity date of the NMFC Credit Facility is June 4, 2022 and the NMFC Credit Facility includes the financial covenants related to the asset coverage discussed above.

          As of December 31, 2018, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $135,000. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment, as outlined in the related Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

	2018	2017	2016

Interest expense	$5,408	$2,010	$2,011
Non-usage fee	$93	$257	$183
Amortization of financing costs	$480	$391	$378
Weighted average interest rate	4.6%	3.6%	3.0%
Effective interest rate	5.1%	4.8%	3.8%
Average debt outstanding	$117,719	$54,853	$66,876

          As of December 31, 2018, December 31, 2017 and December 31, 2016, the outstanding balance on the NMFC Credit Facility was $60,000, $122,500 and $10,000, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          DB Credit Facility — The Loan Financing and Servicing Agreement (the "DB Credit Facility") dated December 14, 2018, among NMFDB as the borrower, Deutsche Bank AG, New York Branch ("Deutsche Bank") as the facility agent, Lender and other agent from time to time party thereto and U.S. Bank National Association, as collateral agent and collateral custodian, is structured as a secured revolving credit facility and matures on December 14, 2023.

          As of December 31, 2018, the maximum amount of revolving borrowings available under the DB Credit Facility was $100,000. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment, as outlined in the Loan Financing and Servicing Agreement. The DB Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMFDB on an investment by investment basis. All fees associated with the origination of the DB Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the DB Credit Facility. The DB Credit Facility contains certain customary affirmative and negative covenants and events of default. The covenants are generally not tied to mark to market fluctuations in the prices of NMFDB investments, but rather to the performance of the underlying portfolio companies.

          The advances under the DB Credit Facility accrue interest at a per annum rate equal to the Applicable Margin plus the lender's Cost of Funds Rate. The "Applicable Margin" is equal to 2.85% during the Revolving Period and then increases by 0.20% during an Event of Default. The "Cost of Funds Rate" for a conduit lender is the lower of its commercial paper rate and the Base Rate plus 0.50%, and for any other lender is the Base Rate. The "Base Rate" is the three-months LIBOR Rate but may become an alternative base rate based on Deutsche Bank's base lending rate if certain LIBOR disruption events occur. The Company is also charged a non-usage fee, based on the unused facility amount multiplied by the Undrawn Fee Rate (as defined in the Loan Financing and Servicing Agreement).

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the DB Credit Facility for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

	2018(1)	2017(2)	2016(2)

Interest expense	$140	$—	$—
Non-usage fee	$13	$—	$—
Amortization of financing costs	$13	$—	$—
Weighted average interest rate	5.7%	—%	—%
Effective interest rate	6.7%	—%	—%
Average debt outstanding	$49,833	$—	$—

(1)
For the year ended December 31, 2018, amounts reported relate to the period from December 14, 2018 (commencement of the DB Credit Facility) to December 31, 2018.

(2)
Not applicable as the DB Credit Facility commenced on December 14, 2018.

          As of December 31, 2018, the outstanding balance on the DB Credit Facility was $57,000 and NMFDB was in compliance with the applicable covenants in the DB Credit Facility on such dates.

          NMNLC Credit Facility — The Revolving Credit Agreement (together with the related guarantee and security agreement, the "NMNLC Credit Facility"), dated September 21, 2018, among NMNLC, as the Borrower, and KeyBank National Association, as the Administrative Agent and Lender, is structured as a senior secured revolving credit facility and matures on September 23, 2019. The NMNLC Credit Facility is guaranteed by the Company and proceeds from the NMNLC Credit Facility may be used for funding of additional acquisition properties.

          The NMNLC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.15% per annum (as defined in the Revolving Credit Agreement).

          As of December 31, 2018, the maximum amount of revolving borrowings available under the NMNLC Credit Facility was $30,000. For the year ended December 31, 2018, interest expense, non-usage fees and amortization of financing costs were $47, $11 and $28, respectively. As of December 31, 2018, the outstanding balance on the NMNLC Credit Facility was $0 and NMNLC was in compliance with the applicable covenants in the NMNLC Credit Facility on such date.

  Convertible Notes

          2014 Convertible Notes — On June 3, 2014, the Company closed a private offering of $115,000 aggregate principal amount of unsecured convertible notes (the "2014 Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "2014 Indenture"). The 2014 Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). As of June 3, 2015, the restrictions under Rule 144A under the Securities Act were removed, allowing the 2014

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act. On September 30, 2016, the Company closed a public offering of an additional $40,250 aggregate principal amount of the 2014 Convertible Notes. These additional 2014 Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115,000 aggregate principal amount of 2014 Convertible Notes that the Company issued on June 3, 2014.

          The 2014 Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The 2014 Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          The Company may not redeem the 2014 Convertible Notes prior to maturity. No sinking fund is provided for the 2014 Convertible Notes. In addition, if certain corporate events occur, holders of the 2014 Convertible Notes may require the Company to repurchase for cash all or part of their 2014 Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the 2014 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The 2014 Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the 2014 Convertible Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the 2014 Indenture.

          2018 Convertible Notes — On August 20, 2018, the Company closed a registered public offering of $100,000 aggregate principal amount of unsecured convertible notes (the "2018 Convertible Notes" and together with the 2014 Convertible Notes, the "Convertible Notes"), pursuant to an indenture, dated August 20, 2018, as supplemented by a first supplemental indenture thereto, dated August 20, 2018 (together the "2018A Indenture"). On August 30, 2018, in connection with the registered public offering, the Company issued an additional $15,000 aggregate principal amount of the 2018 Convertible Notes pursuant to the exercise of an overallotment option by the underwriter of the 2018 Convertible Notes.

          The 2018 Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2019. The 2018 Convertible Notes will mature on August 15, 2023 unless earlier converted, repurchased or redeemed pursuant to the terms of the 2018A Indenture. The Company may not redeem the 2018 Convertible Notes prior to May 15, 2023. On or after May 15, 2023, the Company may redeem the 2018 Convertible Notes for cash, in whole or from time to time in part, at its option at a redemption price, subject to an exception for redemption dates occurring after a record date but on or prior to the interest payment date, equal to the sum of (i) 100% of the principal amount of the 2018 Convertible Notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) a make-whole premium.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

          No sinking fund is provided for the 2018 Convertible Notes. Holders of 2018 Convertible Notes may, at their option, convert their 2018 Convertible Notes into shares of the Company's common stock at any time on or prior to the close of business on the business day immediately preceding the maturity date of the 2018 Convertible Notes. In addition, if certain corporate events occur, holders of the 2018 Convertible Notes may require the Company to repurchase for cash all or part of their 2018 Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the 2018 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The 2018A Indenture contains certain covenants, including covenants requiring the Company to provide certain financial information to the holders of the 2018 Convertible Notes and the trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. The 2018A Indenture also includes additional financial covenants related to asset coverage. These covenants are subject to limitations and exceptions that are described in the 2018A Indenture.

          The following table summarizes certain key terms related to the convertible features of the Company's Convertible Notes as of December 31, 2018.

	2014 Convertible Notes	2018 Convertible Notes

Initial conversion premium	12.5%	10.0%
Initial conversion rate(1)	62.7746	65.8762
Initial conversion price	$15.93	$15.18
Conversion premium at December 31, 2018	11.7%	10.0%
Conversion rate at December 31, 2018(1)(2)	63.2794	65.8762
Conversion price at December 31, 2018(2)(3)	$15.80	$15.18
Last conversion price calculation date	June 3, 2018	August 20, 2018

(1)
Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at December 31, 2018 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.05 per share for the 2014 Convertible Notes and $13.80 per share for the 2018 Convertible Notes. In no event will the total number of shares of common stock issuable upon conversion exceed 71.1893 per $1 principal amount of the 2014 Convertible Notes or 72.4637 per $1 principal amount of the 2018 Convertible

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness, if any, that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles. As reflected in Note 12. Earnings Per Share, the issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          The following table summarizes the interest expense, amortization of financing costs and amortization of premium incurred on the Convertible Notes for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

	2018(1)	2017	2016

Interest expense	$10,169	$7,763	$6,259
Amortization of financing costs	$1,268	$1,190	$859
Amortization of premium	$(111)	$(111)	$(28)
Weighted average interest rate	5.2%	5.0%	5.0%
Effective interest rate	5.7%	5.7%	5.7%
Average debt outstanding	$197,058	$155,250	$125,227

(1)
For the year ended December 31, 2018, amounts reported include interest and amortization of financing costs related to the 2018 Convertible Notes for the period from August 20, 2018 (issuance of the 2018 Convertible Notes) to December 31, 2018.

          As of December 31, 2018, December 31, 2017 and December 31, 2016, the outstanding balance on the Convertible Notes was $270,250, $155,250 and $155,250, respectively, and NMFC was in compliance with the terms of the 2014 Indenture and 2018A Indenture on such dates, as applicable.

  Unsecured Notes

          On May 6, 2016, the Company issued $50,000 in aggregate principal amount of five-year unsecured notes that mature on May 15, 2021 (the "2016 Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. On September 30, 2016, the Company entered into an amended and restated note purchase agreement (the "NPA") and issued an additional $40,000 in aggregate principal amount of 2016 Unsecured Notes to institutional investors in a private placement. On June 30, 2017, the Company issued $55,000 in aggregate principal amount of five-year unsecured notes that mature on July 15, 2022 (the "2017A Unsecured Notes"), pursuant to the NPA and a supplement to the NPA. On

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

January 30, 2018, the Company issued $90,000 in aggregate principal amount of five year unsecured notes that mature on January 30, 2023 (the "2018A Unsecured Notes") pursuant to the NPA and a second supplement to the NPA. On July 5, 2018, the Company issued $50,000 in aggregate principal amount of five year unsecured notes that mature on June 28, 2023 (the "2018B Unsecured Notes") pursuant to the NPA and a third supplement to the NPA (the "Third Supplement"). The NPA provides for future issuances of unsecured notes in separate series or tranches.

          The 2016 Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, which commenced on November 15, 2016. The 2017A Unsecured Notes bear interest at an annual rate of 4.760%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2018. The 2018A Unsecured Notes bear interest at an annual rate of 4.870%, payable semi-annually on February 15 and August 15 of each year, which commenced on August 15, 2018. The 2018B Unsecured Notes bear interest at an annual rate of 5.360%, payable semi-annually on January 15 and July 15 of each year, which commences on January 15, 2019. These interest rates are subject to increase in the event that: (i) subject to certain exceptions, the underlying unsecured notes or the Company ceases to have an investment grade rating or (ii) the aggregate amount of the Company's unsecured debt falls below $150,000. In each such event, the Company has the option to offer to prepay the underlying unsecured notes at par, in which case holders of the underlying unsecured notes who accept the offer would not receive the increased interest rate. In addition, the Company is obligated to offer to prepay the underlying unsecured notes at par if the Investment Adviser, or an affiliate thereof, ceases to be the Company's investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The NPA contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, an option to offer to prepay all or a portion of the unsecured notes under its governance at par (plus a make-whole amount, if applicable), affirmative and negative covenants such as information reporting, maintenance of the Company's status as a BDC under the 1940 Act and a RIC under the Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes at the Company or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of the Company or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy. The Third Supplement includes additional financial covenants related to asset coverage as well as other terms.

          On September 25, 2018, the Company closed a registered public offering of $50,000 in aggregate principal amount of five-year unsecured notes that mature on October 1, 2023 (the "5.75% Unsecured Notes" and together with the 2016 Unsecured Notes, 2017A Unsecured Notes, 2018A Unsecured Notes and 2018B Unsecured Notes, the "Unsecured Notes") pursuant to an indenture, dated August 20, 2018, as supplemented by a second supplemental indenture thereto, dated September 25, 2018 (together, the "2018B Indenture"). On October 17, 2018, in connection with the registered public offering, the Company issued an additional $1,750 aggregate principal

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

amount of the 5.75% Unsecured Notes pursuant to the exercise of an overallotment option by the underwriters of the 5.75% Unsecured Notes.

          The 5.75% Unsecured Notes bear interest at an annual rate of 5.75%, payable quarterly on January 1, April 1, July 1 and October 1 of each year, which commenced on January 1, 2019. The 5.75% Unsecured Notes will mature on October 1, 2023 unless earlier redeemed. The 5.75% Unsecured Notes are listed on the New York Stock Exchange and trade under the trading symbol "NMFX."

          The Company may redeem the 5.75% Unsecured Notes, in whole or in part, at any time, or from time to time, at its option on or after October 1, 2020, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

          No sinking fund is provided for the 5.75% Unsecured Notes and holders of the 5.75% Unsecured Notes have no option to have their 5.75% Unsecured Notes repaid prior to the stated maturity date.

          The 2018B Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act as may be applicable to the Company from time to time or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the SEC and (ii) provide certain financial information to the holders of the 5.75% Unsecured Notes and the trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. The 2018B Indenture also includes additional financial covenants related to asset coverage. These covenants are subject to limitations and exceptions that are described in the 2018B Indenture.

          The 2018B Indenture provides for customary events of default and further provides that the trustee or the holders of 25% in aggregate principal amount of the outstanding 5.75% Unsecured Notes may declare such 5.75% Unsecured Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

          The Unsecured Notes are unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness, if any, that is expressly subordinated in right of payment to the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

          The following table summarizes the interest expense and amortization of financing costs incurred on the Unsecured Notes for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

	2018(1)	2017(2)	2016(3)

Interest expense	$13,533	$6,098	$2,271
Amortization of financing costs	$818	$493	$202
Weighted average interest rate	5.1%	5.2%	5.3%
Effective interest rate	5.4%	5.6%	5.8%
Average debt outstanding	$266,296	$117,877	$65,500

(1)
For the year ended December 31, 2018, amounts reported include interest and amortization of financing costs related to the 2018A Unsecured Notes for the period from January 30, 2018 (issuance of the 2018A Unsecured Notes) to December 31, 2018, the 2018B Unsecured Notes for the period from July 5, 2018 (issuance of the 2018B Unsecured Notes) to December 31, 2018 and the 5.75% Unsecured Notes for the period from September 25, 2018 (issuance of the 5.75% Unsecured Notes) to December 31, 2018.

(2)
For the year ended December 31, 2017, amounts reported include interest and amortization of financing costs related to the 2017A Unsecured Notes for the period from June 30, 2017 (issuance of the 2017A Unsecured Notes) to December 31, 2017.

(3)
For the year ended December 31, 2016 amounts reported include interest and amortization of financing costs for the period from May 6, 2016 (issuance of the 2016 Unsecured Notes) to December 31, 2016.

          As of December 31, 2018, December 31, 2017 and December 31, 2016, the outstanding balance on the Unsecured Notes was $336,750, $145,000 and $90,000, respectively, and the Company was in compliance with the terms of the NPA and the 2018B Indenture as of such dates, as applicable.

          SBA-guaranteed debentures — On August 1, 2014 and August 25, 2017, respectively, SBIC I and SBIC II received licenses from the SBA to operate as SBICs.

          The SBIC licenses allow SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to the Company, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC I and SBIC II over the Company's stockholders in the event SBIC I and SBIC II are liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations for a single licensee is $150,000 as long as the licensee has at least $75,000 in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

licensing. In June 2018, legislation amended the 1958 Act by increasing the individual leverage limit from $150,000 to $175,000, subject to SBA approvals.

          As of December 31, 2018 and December 31, 2017, SBIC I had regulatory capital of $75,000 and $75,000, respectively, and SBA-guaranteed debentures outstanding of $150,000 and $150,000, respectively. As of December 31, 2018 and December 31, 2017, SBIC II had regulatory capital of $42,500 and $2,500, respectively, and $15,000 and $0, respectively, of SBA-guaranteed debentures outstanding. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the life of the SBA-guaranteed debentures. The following table summarizes the Company's SBA-guaranteed debentures as of December 31, 2018.

Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge

Fixed SBA-guaranteed debentures(1):
March 25, 2015	March 1, 2025	$37,500	2.517%	0.355%
September 23, 2015	September 1, 2025	37,500	2.829%	0.355%
September 23, 2015	September 1, 2025	28,795	2.829%	0.742%
March 23, 2016	March 1, 2026	13,950	2.507%	0.742%
September 21, 2016	September 1, 2026	4,000	2.051%	0.742%
September 20, 2017	September 1, 2027	13,000	2.518%	0.742%
March 21, 2018	March 1, 2028	15,255	3.187%	0.742%
Fixed SBA-guaranteed debentures(2):
September 19, 2018	September 1, 2028	15,000	3.548%	0.222%

Total SBA-guaranteed debentures		$165,000

(1)
SBA-guaranteed debentures are held in SBIC I.

(2)
SBA-guaranteed debentures are held in SBIC II.

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 7. Borrowings (Continued)

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

	Year Ended December 31,

	2018	2017	2016

Interest expense	$5,124	$4,160	$3,758
Amortization of financing costs	$530	$444	$403
Weighted average interest rate	3.2%	3.1%	3.1%
Effective interest rate	3.6%	3.5%	3.5%
Average debt outstanding	$158,471	$132,572	$119,819

          The SBIC program is designed to stimulate the flow of private investor capital into eligible smaller businesses, as defined by the SBA. Under SBA regulations, SBICs are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in smaller businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to the Company. SBICs are subject to an annual periodic examination by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of December 31, 2018, December 31, 2017 and December 31, 2016, SBIC I was in compliance with SBA regulatory requirements and as of December 31, 2018 and December 31, 2017, SBIC II was in compliance with SBA regulatory requirements.

          Leverage risk factors — The Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Company's common stockholders, and the Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Company's net asset value. Similarly, leverage may cause a sharper decline in the Company's income than if the Company had not borrowed. Such a decline could negatively affect the Company's ability to make distributions to its stockholders. Leverage is generally considered a speculative investment technique. The Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 8. Regulation

          The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. In order to continue to qualify and be subject to tax as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, intends to make and will continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code).

          Additionally, as a BDC, the Company must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions). In addition, the Company must offer to make available to all eligible portfolio companies managerial assistance.

Note 9. Commitments and Contingencies

          In the normal course of business, the Company may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments or delayed draw commitments. As of December 31, 2018, the Company had unfunded commitments on revolving credit facilities of $43,539, no outstanding bridge financing commitments and other future funding commitments of $94,407. As of December 31, 2017, the Company had unfunded commitments on revolving credit facilities of $23,716, no outstanding bridge financing commitments and other future funding commitments of $53,712. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedules of Investments.

          The Company also has revolving borrowings available under the Holdings Credit Facility, the NMFC Credit Facility, the DB Credit Facility and the NMNLC Credit Facility as of December 31, 2018 and December 31, 2017. See Note 7. Borrowings, for details.

          The Company may from time to time enter into financing commitment letters. As of December 31, 2018 and December 31, 2017, the Company had commitment letters to purchase investments in the aggregate par amount of $27,536 and $13,907, respectively, which could require funding in the future.

          As of December 31, 2018 and December 31, 2017, the Company owed $6,000 and $12,000, respectively, related to a settlement agreement with a trustee of Black Elk Energy Offshore Operations, LLC. The Company began to make semi-annual payments of $3,000 in June 2018 with the final payment due in December 2019.

          As of December 31, 2018, the Company had unfunded commitments related to an equity investment in SLP III of $1,600 which may be funded at the Company's discretion.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 10. Distributions

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2018, December 31, 2017 and December 31, 2016, the Company's reclassifications of amounts for book purposes arising from permanent book/tax differences related to return of capital distributions were as follows:

	Year Ended December 31,

	2018	2017	2016

Undistributed net investment income	$20,166	$35,793	$(1,435)
Distributions in excess of net realized gains	—	—	(21,572)

Additional paid-in-capital	(20,166)	(35,793)	23,007

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid by the Company for the years ended December 31, 2018, December 31, 2017 and December 31, 2016 were estimated to be as follows:

	Year Ended December 31,

	2018	2017	2016

Ordinary income (non-qualified)	$51,573	$72,150	$79,415
Ordinary income (qualified)	35,000	—	—
Capital gains	—	—	—
Return of capital	16,815	28,755	9,349

Total	$103,388	$100,905	$88,764

          As of December 31, 2018, December 31, 2017 and December 31, 2016, the costs of investments for the Company for tax purposes were $2,330,134, $1,799,563 and $1,602,607, respectively.

	December 31, 2018(1)	December 31, 2017(1)

Tax cost	$2,330,134	$1,799,563
Gross unrealized appreciation on investments	79,589	63,167
Gross unrealized depreciation on investments	(44,262)	(11,858)

Total investments at fair value	$2,365,461	$1,850,872

(1)
Includes securities purchased under collateralized agreement to resell.

          At December 31, 2018, December 31, 2017 and December 31, 2016, the components of distributable earnings on a tax basis differ from the amounts reflected per the Company's Consolidated Statements of Assets and Liabilities by temporary book/tax differences primarily

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 10. Distributions (Continued)

arising from differences between the tax and book basis of the Company's investment in securities held directly as well as through the Predecessor Operating Company and undistributed income.

          As of December 31, 2018, December 31, 2017 and December 31, 2016, the Company's components of accumulated earnings (deficit) on a tax basis were as follows:

	Year Ended December 31,

	2018	2017	2016

Accumulated capital gains (capital loss carryforwards)	$(66,505)	$(70,701)	$(39,517)
Other temporary differences	12,551	11,521	2,072
Undistributed ordinary income	—	—	—
Unrealized (appreciation) depreciation	23,834	39,928	(26,093)

Total	$(30,120)	$(19,252)	$(63,538)

          The Company is subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its net ordinary income earned for the calendar year and (2) 98.2% of its capital gain net income for the one-year period ending October 31 in the calendar year. For the year ended December 31, 2018, the Company does not expect to incur any excise taxes. For the years ended December 31, 2017 and December 31, 2016, the Company did not incur any excise taxes.

          The following information is hereby provided with respect to distributions declared during the calendar years ended December 31, 2018, December 31, 2017 and December 31, 2016:

	Year Ended December 31,

(unaudited)	2018	2017	2016

Distributions per share	$1.36	$1.36	$1.36
Ordinary dividends	83.74%	71.50%	89.46%
Long-term capital gains	—%	—%	—%
Qualified dividend income	33.85%	—%	—%
Dividends received deduction	—%	—%	—%
Interest-related dividends(1)	76.77%	92.59%	89.78%
Qualified short-term capital gains(1)	—%	—%	—%
Return of capital	16.26%	28.50%	10.54%

(1)
Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

          Dividends and distributions that were reinvested through the Company's dividend reinvestment plan are treated, for tax purposes, as if they had been paid in cash. Therefore, stockholders who participated in the dividend reinvestment plan should also refer to the information as provided in the table above.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 11. Net Assets

          The table below illustrates the effect of certain transactions on the net asset accounts of the Company:

	Common Stock		Treasury Stock at	Paid in Capital in	Accumulated Undistributed Net Investment	Accumulated Undistributed Net Realized	Net Unrealized Appreciation	Total

	Shares	Par Amount	Cost	Excess of Par	Income	Gains (Losses)	(Depreciation)	Net Assets

Balance at December 31, 2015	64,005,387	$640	$—	$899,713	$4,164	$1,342	$(68,951)	$836,908
Issuances of common stock	5,750,000	58	—	79,005	—	—	—	79,063
Repurchases of common stock	(248,499)	—	(2,948)	—	—	—	—	(2,948)
Reissuance of common stock	210,926	—	2,488	465	—	—	—	2,953
Deferred offering costs	—	—	—	(328)	—	—	—	(328)
Distributions declared	—	—	—	—	(88,764)	—	—	(88,764)
Net increase (decrease) in net assets resulting from operations	—	—	—	—	88,108	(16,717)	40,287	111,678
Tax reclassifications related to return of capital distributions (See Note 10)	—	—	—	23,007	(1,435)	(21,572)	—	—

Balance at December 31, 2016	69,717,814	$698	$(460)	$1,001,862	$2,073	$(36,947)	$(28,664)	$938,562
Issuances of common stock	6,179,706	61	—	87,552	—	—	—	87,613
Reissuance of common stock	37,573	—	460	100	—	—	—	560
Other	—	—	—	(81)	—	—	—	(81)
Deferred offering costs	—	—	—	(172)	—	—	—	(172)
Distributions declared	—	—	—	—	(100,905)	—	—	(100,905)
Net increase (decrease) in net assets resulting from operations	—	—	—	—	102,204	(39,734)	46,928	109,398
Tax reclassifications related to return of capital distributions (See Note 10)	—	—	—	(35,793)	35,793	—	—	—

Balance at December 31, 2017	75,935,093	$759	$—	$1,053,468	$39,165	$(76,681)	$18,264	$1,034,975
Issuances of common stock	171,279	2	—	2,327	—	—	—	2,329
Distributions declared	—	—	—	—	(103,388)	—	—	(103,388)
Net increase (decrease) in net assets resulting from operations	—	—	—	—	106,032	(9,657)	(24,022)	72,353
Tax reclassifications related to return of capital distributions (See Note 10)	—	—	—	(20,166)	20,166	—	—	—

Balance at December 31, 2018	76,106,372	$761	$—	$1,035,629	$61,975	$(86,338)	$(5,758)	$1,006,269

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 12. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in the Company's net assets per share resulting from operations for the years ended December 31, 2018, December 31, 2017 and December 31, 2016:

	Year Ended December 31,

	2018	2017	2016

Earnings per share — basic
Numerator for basic earnings per share:	$72,353	$109,398	$111,678
Denominator for basic weighted average share:	76,022,375	74,171,268	64,918,191

Basic earnings per share:	$0.95	$1.47	$1.72

Earnings per share — diluted
Numerator for increase in net assets per share	$72,353	$109,398	$111,678
Adjustment for interest on Convertible Notes and incentive fees, net	8,135	6,210	5,007

Numerator for diluted earnings per share:	$80,488	$115,608	$116,685
Denominator for basic weighted average share	76,022,375	74,171,268	64,918,191
Adjustment for dilutive effect of Convertible Notes	12,605,366	9,824,127	7,945,196

Denominator for diluted weighted average share	88,627,741	83,995,395	72,863,387

Diluted earnings per share	$0.91	$1.38	$1.60

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 13. Financial Highlights

          The following information sets forth the Company's financial highlights for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014.

	Year Ended December 31,

	2018	2017	2016	2015	2014

Per share data(1):
Net asset value at the beginning of the period	$13.63	$13.46	$13.08	$13.83	$14.38
Net investment income	1.39	1.38	1.36	1.38	1.10
Net realized and unrealized (losses) gains(2)	(0.44)	0.15	0.38	(0.77)	(0.80)
Net increase (decrease) in net assets resulting from operations allocated from NMF Holdings:
Net investment income(3)	—	—	—	—	0.44
Net realized and unrealized gains (losses)(2)(3)	—	—	—	—	0.19

Total net increase	0.95	1.53	1.74	0.61	0.93
Distributions declared to stockholders from net investment income	(1.36)	(1.36)	(1.36)	(1.36)	(1.36)
Distributions declared to stockholders from net realized gains	—	—	—	—	(0.12)

Net asset value at the end of the period	$13.22	$13.63	$13.46	$13.08	$13.83

Per share market value at the end of the period	$12.58	$13.55	$14.10	$13.02	$14.94

Total return based on market value(4)	2.70%	5.54%	19.68%	(4.00)%	9.66%
Total return based on net asset value(5)	7.16%	11.77%	13.98%	4.32%	6.56%
Shares outstanding at end of period	76,106,372	75,935,093	69,717,814	64,005,387	57,997,890
Average weighted shares outstanding for the period	76,022,375	74,171,268	64,918,191	59,715,290	51,846,164
Average net assets for the period	$1,026,313	$1,011,562	$863,193	$832,805	$749,732
Ratio to average net assets(6):
Net investment income	10.33%	10.10%	10.21%	9.91%	10.68%
Total expenses, before waivers/reimbursements	12.90%	10.23%	9.91%	9.28%	7.65%
Total expenses, net of waivers/reimbursements	12.22%	9.45%	9.27%	8.57%	7.41%

(1)
Per share data is based on weighted average shares outstanding for the respective period (except for distributions declared to stockholders which is based on actual rate per share).

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 13. Financial Highlights (Continued)

(2)
Includes the accretive effect of common stock issuances per share, which for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 were $0.00, $0.05, $0.02, $0.06 and $0.05, respectively.

(3)
For the year ended December 31, 2014, per share data is based on the summation of the per share results of operations items over the outstanding shares for the period in which the respective line items were realized or earned.

(4)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the year and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(5)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(6)
Ratio to average net assets for the year ended December 31, 2014 is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned. For the year ended December 31, 2014, the Company is reflecting its net investment income and expenses as well as its proportionate share of the Predecessor Operating Company's net investment income and expenses.

          The following information sets forth the financial highlights for the Company for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014.

	Year Ended December 31,

	2018	2017	2016	2015	2014

Average debt outstanding — Holdings Credit Facility(1)	$384,433	$345,174	$341,055	$394,945	$243,693
Average debt outstanding — SLF Credit Facility(2)	—	—	—	—	208,377
Average debt outstanding — Convertible Notes(3)	197,058	155,250	125,227	115,000	115,000
Average debt outstanding — SBA-guaranteed debentures(4)	158,471	132,572	119,819	71,921	29,167
Average debt outstanding — Unsecured Notes(5)	266,296	117,877	65,500	—	—
Average debt outstanding — NMFC Credit Facility(6)	117,719	54,853	66,876	60,477	11,227
Average debt outstanding — DB Credit Facility(7)	49,833	—	—	—	—
Average debt outstanding — NMNLC Credit Facility(8)	3,570	—	—	—	—
Asset coverage ratio(9)	181.37%	240.76%	259.34%	234.05%	226.70%
Portfolio turnover(10)	36.75%	41.98%	36.07%	33.93%	29.51%

(1)
For the year ended December 31, 2014, average debt outstanding represents the Company's average debt outstanding as well as the Company's proportionate share of the Predecessor Operating Company's average debt outstanding. The average debt outstanding for the year ended December 31, 2014 at the Holdings Credit Facility was $244,598.

(2)
For the year ended December 31, 2014, average debt outstanding represents the Company's average debt outstanding as well as the Company's proportionate share of the Predecessor Operating Company's average debt outstanding for the period January 1, 2014 to December 17, 2014 (date of SLF Credit Facility merger with and into the Holdings Credit Facility). The average debt outstanding for the period January 1, 2014 to December 17, 2014 at the SLF Credit Facility was $209,333.

(3)
For the year ended December 31, 2014, average debt outstanding represents the period from June 3, 2014 (issuance of the 2014 Convertible Notes) to December 31, 2014.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 13. Financial Highlights (Continued)

(4)
For the year ended December 31, 2014, average debt outstanding represents the period from November 17, 2014 (date of initial SBA-guaranteed debenture borrowing) to December 31, 2014.

(5)
For the year ended December 31, 2016, average debt outstanding represents the period from May 6, 2016 (issuance of the 2016 Unsecured Notes) to December 31, 2016.

(6)
For the year ended December 31, 2014, average debt outstanding represents the period from June 4, 2014 (commencement of the NMFC Credit Facility) to December 31, 2014.

(7)
For the year ended December 31, 2018, average debt outstanding represents the period from December 14, 2018 (commencement of the DB Credit Facility) to December 31, 2018.

(8)
For the year ended December 31, 2018, average debt outstanding represents the period from September 21, 2018 (commencement of the NMNLC Credit Facility) to December 31, 2018.

(9)
On November 5, 2014, the Company received exemptive relief from the SEC allowing the Company to modify the asset coverage requirement to exclude the SBA-guaranteed debentures from this calculation.

(10)
For the year ended December 31, 2014, portfolio turnover represents the investment activity of the Predecessor Operating Company and the Company.

Note 14. Selected Quarterly Financial Data (unaudited)

          The below selected quarterly financial data is for the Company.

(in thousands except for per share data)

	Total Investment Income		Net Investment Income		Total Net Realized Gains (Losses) and Net Changes in Unrealized Appreciation (Depreciation) of Investments(1)		Net Increase (Decrease) in Net Assets Resulting from Operations

Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share

December 31, 2018	$63,509	$0.83	$27,458	$0.36	$(28,842)	$(0.38)	$(1,384)	$(0.02)
September 30, 2018	60,469	0.79	27,117	0.35	(357)	—	26,760	0.35
June 30, 2018	54,598	0.72	25,721	0.34	(2,588)	(0.03)	23,133	0.31
March 31, 2018	52,889	0.70	25,736	0.34	(1,892)	(0.03)	23,844	0.31
December 31, 2017	$53,244	$0.70	$26,683	$0.35	$194	$—	$26,877	$0.35
September 30, 2017	51,236	0.68	26,292	0.35	(1,516)	(0.02)	24,776	0.33
June 30, 2017	50,019	0.66	25,798	0.34	1,530	0.02	27,328	0.36
March 31, 2017	43,307	0.62	23,431	0.34	6,986	0.10	30,417	0.44
December 31, 2016	$43,784	$0.64	$22,980	$0.34	$10,875	$0.16	$33,855	$0.50
September 30, 2016	41,834	0.66	21,729	0.34	3,350	0.05	25,079	0.39
June 30, 2016	41,490	0.65	21,832	0.34	22,861	0.36	44,693	0.70
March 31, 2016	40,976	0.64	21,567	0.34	(13,516)	(0.21)	8,051	0.13

(1)
Includes securities purchased under collateralized agreements to resell, benefit (provision) for taxes and the accretive effect of common stock issuances per share, if applicable.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2018

(in thousands, except share data)

Note 15. Recent Accounting Standards Updates

          In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. The Company is permitted to early adopt any removed or modified disclosures upon issuance of ASU 2018-13 and delay adoption of the additional disclosures until their effective date. The Company has elected to early adopt ASU 2018-13 as of December 31, 2018.

Note 16. Subsequent Events

          On January 8, 2019 and January 25, 2019, the Company entered into certain Joinder Supplements (the "Joinders") to add Old Second National Bank and Sumitomo Mitsui Trust Bank, Limited, New York, respectively, as new lenders under the Holdings Credit Facility. After giving effect to the Joinders, the aggregate commitments of the lenders under the Holdings Credit Facility equals $675,000. The Holdings Credit Facility continues to have a revolving period ending on October 24, 2020, and will still mature on October 24, 2022.

          On February 14, 2019, the Company completed a public offering of 4,312,500 shares of the Company's common stock (including 562,500 shares of common stock that were issued pursuant to the full exercise of the overallotment option granted to the underwriters to purchase additional shares) at a public offering price of $13.57 per share. The Investment Adviser paid all of the underwriters' sales load of $0.42 per share and an additional supplemental payment of $0.18 per share to the underwriters, which reflects the difference between the public offering price of $13.57 per share and the net proceeds of $13.75 per share received by the Company in this offering. All payments made by the Investment Adviser are not subject to reimbursement by the Company. The Company received total net proceeds of approximately $59,297 in connection with this offering.

          On February 22, 2019, the Company's board of directors declared a first quarter 2019 distribution of $0.34 per share payable on March 29, 2019 to holders of record as of March 15, 2019.

6,000,000 Shares

New Mountain Finance Corporation

Common Stock

PROSPECTUS SUPPLEMENT

Wells Fargo Securities	Morgan Stanley	Goldman Sachs & Co. LLC	Keefe, Bruyette & Woods A Stifel Company

Deutsche Bank Securities	UBS Investment Bank

Janney Montgomery Scott	Oppenheimer & Co.

The date of this prospectus supplement is July 8, 2019.